    As filed with the Securities and Exchange Commission on April 26, 2019

                                                File Nos. 333-133425; 811-21892

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-4


     Registration Statement Under The Securities Act of 1933
                          Pre-Effective Amendment No.                                [_]
                          Post-Effective Amendment No. 14                            [X]

                             and/or

  Registration Statement Under the Investment Company Act of 1940
                        Amendment No. 60                                             [X]
                (Check Appropriate Box or Boxes)


                 Genworth Life & Annuity VA Separate Account 2
                          (Exact Name of Registrant)

                  Genworth Life and Annuity Insurance Company
                              (Name of Depositor)

                 6610 W. Broad Street Richmond, Virginia 23230
        (Address of Depositor's Principal Executive Office) (Zip Code)

                                (804) 281-6000
              (Depositor's Telephone Number, Including Area Code)

                            Michael D. Pappas, Esq.
                           Associate General Counsel
                  Genworth Life and Annuity Insurance Company
                             6610 W. Broad Street
                           Richmond, Virginia 23230
                    (Name and Address of Agent for Service)

          -------------------------------------------------

Approximate Date of Proposed Public Offering: Upon the effective date of this Post-Effective Amendment to this Registration Statement

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2019 pursuant to paragraph (b) of Rule 485


[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts.

================================================================================

                 Genworth Life & Annuity VA Separate Account 2
                                Prospectus For
   Flexible Purchase Payment Variable Income with Guaranteed Minimum Income
                   Immediate and Deferred Annuity Contracts

                                  Issued by:
                  Genworth Life and Annuity Insurance Company

--------------------------------------------------------------------------------


This prospectus, dated May 1, 2019, describes individual flexible purchase payment variable income with guaranteed minimum income immediate and deferred annuity contracts (the "contract" or "contracts") for individuals aged 85 and younger at the time the contract is issued. This contract may be issued as a contract qualified to receive certain tax benefits under the Internal Revenue Code of 1986, as amended (the "Code"), or issued as a non-qualified contract under the Code. Genworth Life and Annuity Insurance Company (the "Company," "we," "us," or "our") issues the contract. This contract may be referred to as "MyClearCourse(R)" in our marketing materials.


This prospectus describes all material features and benefits of the contract and provides details about Genworth Life & Annuity VA Separate Account 2 (the "Separate Account") you should know before investing. Please read this prospectus carefully and keep it for future reference.

The contract offers you variable Income Payments with a Guaranteed Payment Floor, provided specified contract conditions are met. As used in this prospectus, "you" or "your" refers to the "owner" or "joint owner."

Before your Income Payments begin, you may surrender or take partial withdrawals from your contract. After Income Payments begin, you may surrender your contract for the Commutation Value. The value of your contract before and after your Income Payments begin will depend on the investment performance of the Total Return Fund (as defined below). You bear the investment risk of allocating payments to this contract, subject to any minimum contract guarantees.

Your purchase payments are allocated to the Subaccount investing in the State Street Variable Insurance Series Funds, Inc. -- Total Return V.I.S. Fund -- Class 3 shares ("Total Return Fund").


Beginning on January 1, 2021, we will no longer send you paper copies of shareholder reports for the Portfolios of the Funds offered under the contract ("Reports") unless you specifically request paper copies from us. Instead, the Reports will be made available on a website. We will notify you by mail each time a Report is posted. The notice will provide website links to access the Reports as well as instructions for requesting paper copies. If you wish to continue to receive Reports in paper free of charge from us, please call
(800) 352-9910. Your election to receive Reports in paper will apply to all underlying Funds and Portfolios available under your contract.

If you have already elected to receive Reports electronically, you will not be affected by this change and you need not take any action. If you wish to receive the Reports and other disclosure documents from us electronically, please contact us at (800) 352-9910 or visit genworth.com to register.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Your contract:

  .  Is NOT a bank deposit

  .  Is NOT FDIC insured

  .  Is NOT insured or endorsed by a bank or any federal government agency

  .  Is NOT available in every state

  .  MAY go down in value.

These contracts are also offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of the Company.


A Statement of Additional Information, dated May 1, 2019, which contains additional information about the contract, has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. If you would like a free copy of the Statement of Additional Information, call us at:

                                 800.352.9910;

                                or write us at:

                            6610 West Broad Street
                              Richmond, VA 23230

The Statement of Additional Information and other material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

Table of Contents


Definitions................................................................   5

Fee Tables.................................................................   7
   Example.................................................................   8

Condensed Financial Information............................................   8

Synopsis...................................................................   8

Investment Results.........................................................  10

The Company................................................................  10

Financial Condition of the Company.........................................  10

The Separate Account.......................................................  11
   The Subaccount and the Total Return Fund................................  11
   Voting Rights...........................................................  13
   Changes to the Separate Account and the Subaccount......................  13
   The Subaccount -- Policies and Procedures...............................  14

Charges and Other Deductions...............................................  14
   Deductions from the Separate Account....................................  14
   Other Charges...........................................................  14

The Contract...............................................................  15
   Purchasing the Contract.................................................  15
   Ownership...............................................................  15
   Annuitant/Joint Annuitant...............................................  16
   Assignment..............................................................  16
   Purchase Payments.......................................................  16
   Valuation Day and Valuation Period......................................  16
   Allocation of Purchase Payments.........................................  17
   Valuation of Accumulation Units.........................................  17

Surrender and Partial Withdrawals..........................................  17
   Surrender and Partial Withdrawals.......................................  17
   Restrictions on Distributions from Certain Contracts....................  18

Death of Owner and/or Annuitant............................................  18
   Death Benefit Before the Annuity Commencement Date......................  18
   Distribution Provisions Upon Death of Owner or Joint Owner..............  18
   How to Claim Death Proceeds and/or Death Benefit Payments...............  18
   Death Benefit On or After the Annuity Commencement Date.................  20
   Distribution Rules......................................................  20

Income Payments............................................................  20
   Monthly Income..........................................................  21
   Guaranteed Payment Floor................................................  22
   Commutation of Monthly Income Payments..................................  22
   Optional Payment Plans..................................................  23


Tax Matters................................................................ 24
   Introduction............................................................ 24
   Taxation of Non-Qualified Contracts..................................... 24
   Section 1035 Exchanges.................................................. 26
   Qualified Retirement Plans.............................................. 26
   Federal Income Tax Withholding.......................................... 30
   State Income Tax Withholding............................................ 31
   Tax Status of the Company............................................... 31
   Federal Estate, Gift and Generation-Skipping Transfer Taxes............. 31
   Definition of Spouse Under Federal Law.................................. 31
   Annuity Purchases by Residents of Puerto Rico........................... 31
   Annuity Purchases by Nonresident Aliens and Foreign Corporations........ 31
   Foreign Tax Credits..................................................... 31
   Changes in the Law...................................................... 31

Requesting Payments........................................................ 32

Sales of the Contract...................................................... 32

Additional Information..................................................... 33
   Owner Questions......................................................... 33
   Return Privilege........................................................ 33
   State Regulation........................................................ 33
   Evidence of Death, Age, Gender or Survival.............................. 33
   Records and Reports..................................................... 33
   Other Information....................................................... 33
   Exemption to File Periodic Reports...................................... 33
   Unclaimed Property...................................................... 33
   Cybersecurity........................................................... 34
   Legal Proceedings....................................................... 34

Table of Contents -- Statement of Additional Information

DEFINITIONS

The following terms are used throughout the prospectus:

Accumulation Unit -- An accounting unit of measure we use to calculate the value in the Subaccount prior to the Annuity Commencement Date.

Adjustment Account -- The account that is established when Monthly Income is calculated on the Annuity Commencement Date.

Annual Income Amount -- The sum of Annual Income Amounts determined for the Subaccount investing in the Total Return Fund. The Annual Income Amount for the Subaccount is equal to the number of Annuity Units multiplied by the Annuity Unit value on the first Valuation Day of each Annuity Year.

Annuitant/Joint Annuitant -- The person(s) whose age and, where appropriate, gender, we use to determine Income Payments. The owner must also be named the Annuitant, unless the owner is not a natural person.

Annuity Commencement Date -- The date on which your Income Payments are scheduled to begin if the Annuitant is living on that date. The Annuity Commencement Date is stated in your contract, unless changed by you in writing in a form acceptable to us.

Annuity Unit -- An accounting unit of measure we use to calculate the amount of the second and each subsequent variable Income Payment.

Annuity Year -- Each one-year period beginning on the Annuity Commencement Date or the annual anniversary of the Annuity Commencement Date.

Assumed Interest Rate -- The interest rate used in calculating variable Income Payment amounts.

Attained Age -- On any date, an individual's age on December 31 of last year.

Code -- The Internal Revenue Code of 1986, as amended.

Commutation -- The right to receive a one-time payment of the remaining period certain Income Payments instead of receiving Monthly Income for the duration of the period certain.

Commutation Value -- A lump sum payment of the present value of Monthly Income remaining in the period certain minus the value of the Adjustment Account.

Contract Date -- The date we issue your contract and your contract becomes effective. Your Contract Date is shown on your contract's data pages. We use the Contract Date to determine contract years and contract anniversaries.

Contract Value -- The total value of all your Accumulation Units in the Subaccount.

Earliest Income Date -- The earliest date you may receive variable income with a Guaranteed Payment Floor purchased with each purchase payment.

General Account -- Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

Gross Withdrawal -- An amount withdrawn from Contract Value including any premium tax assessed.

Guaranteed Payment Floor -- The guaranteed amount of annual income as of the Annuity Commencement Date for the Annuitant.

Guaranteed Payment Floor Factor -- The factor used to calculate the Guaranteed Payment Floor purchased with each purchase payment.

Home Office -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

Income Payment -- One of a series of payments made under either Monthly Income payments upon the Annuity Commencement Date or one of the Optional Payment Plans.

Joint Guaranteed Payment Floor -- The guaranteed amount of annual income as of the Annuity Commencement Date for Joint Annuitants.

Joint Adjustment Factor -- The Guaranteed Payment Floor Factor based on the Annuitant's Attained Age, less the Joint Annuitant's Attained Age.

Level Income Amount -- The amount that would result from applying the Annual Income Amount to a 12-month period certain, fixed single payment immediate annuity. We will declare the interest rate at the start of each Annuity Year.

Monthly Income -- The amount paid by us each month on and after the Annuity Commencement Date. The amount remains constant throughout an Annuity Year. This amount may increase or decrease each Annuity Year.

Separate Account -- Genworth Life & Annuity VA Separate Account 2, a separate account we established to receive Subaccount allocations. The Separate Account is divided into one Subaccount, which invests in shares of the Total Return Fund.

Subaccount -- A division of the Separate Account, which invests exclusively in shares of the Total Return Fund.

Surrender Value -- The value of the contract as of the date we receive your written request to surrender at our Home Office, less any applicable premium tax.

Valuation Day -- Any day on which the New York Stock Exchange is open for regular trading, except for days on which the Total Return Fund does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

FEE TABLES

The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing Contract Value or fully surrendering the contract.

The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, or fully surrender your contract. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
--------------------------------------------------------
Surrender Charge                                   None
--------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including the fees and expenses for the Total Return Fund.

Separate Account Annual Expenses
 (as a percentage of your average daily net assets in the Separate Account)
---------------------------------------------------------------------------
  Mortality and Expense Risk Charge                        1.00%
---------------------------------------------------------------------------
  Account Fees and Expenses                                0.00%
---------------------------------------------------------------------------
Maximum Total Separate Account Annual Expenses             1.00%
---------------------------------------------------------------------------

For information concerning compensation paid for the sale of the contract, see the "Sale of the Contracts" provision of the prospectus.


The next item shows the total annual operating expenses charged by the Total Return Fund for the year ended December 31, 2018. The following expenses are deducted from Total Return Fund assets and include management fees, distribution and/or service (Rule 12b-1) fees, and other expenses. Portfolio expenses are the responsibility of the Portfolio or Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company. More detail concerning the Total Return Fund's fees and expenses is contained in the prospectus for the Total Return Fund.



Total Return Fund Annual Expenses/1/
---------------------------------------------------------
Management Fees                                    0.35%
---------------------------------------------------------
Distribution and Service (Rule 12b-1) Fees/2/      0.25%
---------------------------------------------------------
Other Expenses/3/                                  0.27%
---------------------------------------------------------
Acquired Fund Fees and Expenses                    0.04%
---------------------------------------------------------
Total Annual Portfolio Operating Expenses          0.91%
---------------------------------------------------------
Contractual Fee Waiver/Reimbursement               0.00%
---------------------------------------------------------
Net Annual Portfolio Operating Expenses            0.91%
---------------------------------------------------------



/1/The Portfolio expenses used to prepare this table were provided to the Company by the Total Return Fund. The Company has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2018, subject to possible adjustment for material changes. Current or future expenses may be greater or less than those shown.


/2/The Distribution and Service (Rule 12b-1) Fees of the Total Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.

/3/Other Expenses include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (Rule 12b-1) Fees. Other Expenses also include the Class 3 Investor Service Plan fee (0.20% of the average daily net assets of the Total Return Fund attributable to Class 3 shares).

The expenses for the Total Return Fund are deducted by the Total Return Fund before it provides us with the daily net asset values. We then deduct the Separate Account charges from the net asset value in calculating the unit value of the Subaccount. Management fees and other expenses for the Total Return Fund are more fully described in its prospectus.

Example

This Example is intended to help you compare the costs of investing in this contract with the costs of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract charges, and expenses for the Total Return Fund.

The Example shows the dollar amount of expenses you would bear directly or indirectly if you:

  .  invested $10,000 in the contract for the time periods indicated;

  .  earned a 5% annual return on your investment;

  . surrendered, annuitized, did not surrender or did not annuitize your contract at the end of the stated period; and

  . are assessed Separate Account charges of 1.00%, charged as a percentage of an assumed daily Contract Value of $10,000.

As this is an Example, your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender or annuitization of the contract.


Costs Based on Maximum Annual Portfolio Expenses
------------------------------------------------
1 Year      3 Years     5 Years     10 Years
------      -------     -------     --------
 $194        $600       $1,032       $2,233


Please remember that you are looking at an Example and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. Deductions for premium taxes are not reflected, but may apply.

CONDENSED FINANCIAL INFORMATION

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Total Return Fund and the assessment of Separate Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values. The Accumulation Unit value information for Accumulation Units outstanding for the period shown are as follows:


                                                                                    Number of
                                                  Accumulation      Accumulation  Accumulation
                                                 Unit Values at    Unit Values at   Units at
Subaccounts                                    Beginning of Period End of Period  End of Period Year
----------------------------------------------------------------------------------------------------
State Street Variable Insurance Series Funds, Inc.
----------------------------------------------------------------------------------------------------
  Total Return V.I.S. Fund -- Class 3 Shares         $16.03            $14.82         5,764     2018
                                                      14.05             16.03         7,287     2017
                                                      13.38             14.05         9,148     2016
                                                      13.70             13.38         9,148     2015
                                                      13.17             13.70        10,025     2014
                                                      11.60             13.17        11,876     2013
                                                      10.44             11.60        11,876     2012
                                                      10.88             10.44        42,256     2011
                                                      10.05             10.88        28,683     2010
                                                       8.42             10.05        11,667     2009
----------------------------------------------------------------------------------------------------


SYNOPSIS

What type of contract am I buying? The contract is an individual flexible purchase payment variable income contract with guaranteed income on an immediate and deferred annuity basis. We may issue it as a contract qualified ("Qualified Contract") under the Code, or as a contract that is not qualified under the Code ("Non-Qualified Contract"). Guarantees made under the Contract are based on our claims paying ability. Because this contract may be used with certain tax qualified retirement plans that offer their own tax deferral benefit, you should consider purchasing the contract for a reason other than tax deferral if you are purchasing this contract as a Qualified Contract. This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your contract. See "The Contract" provision of this prospectus.

How does the contract work? Once we approve your application, we will issue a contract to you. During the Accumulation Period, we will use your purchase payments to buy Accumulation Units under the Separate Account, which will in turn, purchase a minimum guaranteed amount of annual income beginning on or after the Earliest Income Date (Annuity Commencement Date). Should you decide to receive Income

Payments (annuitize the contract or a portion thereof) we will convert all or a portion of the contract being annuitized from Accumulation Units to Annuity Units. See "The Contract" provision of this prospectus.

On the Annuity Commencement Date, we apply your Contract Value to purchase Income Payments. In turn, Income Payments will be made to you each month. Each monthly Income Payment during an Annuity Year is equal in amount. Because we base Income Payments on Subaccount performance, the amount of payments may change from Annuity Year to Annuity Year. However, the amount paid per month will not be less than the Guaranteed Payment Floor, provided all contractual requirements have been satisfied. See "The Contract," the "Benefits at the Annuity Commencement Date" and the "Guaranteed Payment Floor" provisions of this prospectus.

What is the Separate Account? The Separate Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to the Subaccount that invests in the Total Return Fund. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Total Return Fund. You bear the risk of investment gain or loss. See "The Separate Account" provision of this prospectus.

What charges are associated with this contract? We assess a daily charge equal to an effective annual rate of 1.00% against the average daily net assets of the Subaccount. This charge consists of a mortality and expense risk charge.

If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct these amounts from purchase payments or the Contract Value, as applicable. See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions of this prospectus.

The Total Return Fund also has certain expenses. These include management fees and other expenses associated with its daily operations, as well as Rule 12b-1 fees or service share fees. See the "Fee Tables" provision of this prospectus. These expenses are more fully described in the prospectus for the Total Return Fund.

For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision of this prospectus.

We currently do not pay compensation to broker-dealers who sell the contracts; however, we reserve the right to do so in the future. For a discussion, see the "Sale of the Contracts" provision in this prospectus.

How much must I pay and how often? Subject to certain minimum and maximum payments, the amount and frequency of your purchase payments until the Annuity Commencement Date are flexible. See "The Contract -- Purchase Payments" provision of this prospectus.

How will my Income Payments be calculated? We will pay you monthly income beginning on the Annuity Commencement Date provided an Annuitant is still living on that date. You may also decide to take Income Payments under one of the Optional Payment Plans. We will base your initial payment on the Contract Value and other factors. See the "Income Payments" provision of this prospectus.

What happens if I die before the Annuity Commencement Date? An owner must also be an Annuitant, and a joint owner must also be a joint annuitant. Before the Annuity Commencement Date, if an owner dies while the contract is in force, we will treat the designated beneficiary as the sole owner of the contract, subject to certain distribution rules. We may pay a death benefit to the designated beneficiary. See "The Death of Owner and/or Annuitant" provision of this prospectus.

May I surrender the contract or take partial withdrawals? Yes, subject to contract requirements and restrictions imposed under certain retirement plans.

When taking a full surrender or partial withdrawal, you will ordinarily be subject to income tax (except for qualified distributions from a Roth IRA) and, if you are younger than age 59 1/2 at the time of the surrender or partial withdrawal, a 10% Internal Revenue Service ("IRS") penalty tax. A total surrender or a partial withdrawal may also be subject to tax withholding. See the "Tax Matters" provision of this prospectus. A partial withdrawal may reduce the death benefit by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision of this prospectus for more information. A partial withdrawal will reduce the Guaranteed Payment Floor by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value. If Income Payments have not begun and you terminate the contract, you will lose your benefit. See the "Guaranteed Payment Floor" provision of this prospectus.

Do I get a free look at this contract? Yes. You have the right to return the contract to us at our Home Office at the address listed on page 2 of this prospectus within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods) and we will cancel the contract.

If you exercise this right, we will cancel the contract as of the Valuation Day we receive it and send you a refund equal to your Contract Value plus any charges we have deducted from purchase payments prior to their allocation to the Separate Account. Or, if required by the law of your state, we will refund your purchase payments (less any partial withdrawals previously taken). See the "Return Privilege" provision of this prospectus for more information.

When are my allocations effective when purchasing this contract? Within two business days after we receive all the information necessary to process your completed application, we will allocate your initial purchase payment directly to the Subaccount that invests in the Total Return Fund.

What are the federal tax implications of my investment in the contract? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until Income Payments begin. A distribution from the contract, which includes a full surrender, partial withdrawal or payment of a death benefit, will generally result in taxable income (except for qualified distributions from a Roth IRA). In certain circumstances, a 10% IRS penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Tax Matters" provision of this prospectus.

INVESTMENT RESULTS

At times, the Separate Account may present its investment results or compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature and advertisements. We will calculate the results on a total return basis for various periods, assuming Separate Account charges.

Total returns assume an initial investment of $1,000 and include the reinvestment of dividends and capital gains of the Total Return Fund, the Total Return Fund's charges and expenses (including applicable Rule 12b-1 fees and/or service share fees), and the charges associated with the contract, including the mortality and expense risk charge. Premium taxes are not reflected in any of the calculations, but may apply. See the Statement of Additional Information for more information.

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We conduct business in 49 states, the District of Columbia and Bermuda. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is indirectly owned by Genworth Financial, Inc.

FINANCIAL CONDITION OF THE COMPANY

Many financial services companies, including insurance companies, continue to face challenges in the persistent low interest rate environment of the past decade, and we are not immune to those challenges. We know it is important for you to understand how this market environment may impact your Contract Value and our ability to meet the guarantees under your contract.

Assets in the Separate Account. You assume all of the investment risk for Contract Value allocated to the Subaccount investing in the Total Return Fund. Your Contract Value in the Subaccount is part of the assets of the Separate Account. These assets may not be charged with liabilities arising from any other business that we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Separate Account attributable to your Contract Value and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Separate Account" provision of this prospectus.

Assets in the General Account. Any guarantees under the contract that exceed your Contract Value are paid from our General Account (not the Separate Account). Therefore, any amounts that we may pay under the contract in excess of your value in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue (or have issued) other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. This means that in the event of an insolvency or receivership, you may receive only a portion, or none, of the payments you are due under the contract.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account, while also requiring contract owners to allocate purchase payments to an Investment Strategy if a living benefit rider option has been elected. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include, but are not limited to, bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

The market effects on our investment portfolio have caused us to re-evaluate product offerings. We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.


How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call (800) 352-9910 or write to our Home Office at the address listed on page 1 of this prospectus. In addition, the Statement of Additional Information is available on our website at www.genworth.com or on the SEC's website at www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.genworth.com.


You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.

THE SEPARATE ACCOUNT

We established the Separate Account as a separate investment account on June 5, 2002. The Separate Account may invest in mutual funds, unit investment trusts, managed separate account, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.

Currently, only one Subaccount of the Separate Account is available for investment under the contract. The Subaccount, in turn, invests exclusively in shares of the Total Return Fund.

The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct.

We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required, manage the Separate Account under the direction of a committee, or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Subaccount and the Total Return Fund

There is currently one Subaccount of the Separate Account offered as an investment option under the contract. The Subaccount invests in Class 3 shares of the Total Return Fund. The Total Return Fund is registered with the SEC as an open-end management investment company under the 1940 Act.

Before investing in the contract, carefully read the prospectus for the Total Return Fund along with this prospectus. You may obtain the most recent prospectus for the Total Return Fund by calling us at (800) 352-9910, or writing us at 6610 West Broad Street, Richmond, Virginia 23230. You may also obtain copies of the prospectus for each Portfolio on our website at www.genworth.com, hover over "Customer Service" and then click on "Prospectuses." We summarize the investment objective of the Total Return Fund in the following paragraph. There is no assurance that the Total Return Fund will meet this objective. We do not guarantee any minimum value for the amounts allocated to the Separate Account. You bear the investment risk of investing in the Total Return Fund.

The investment objective and adviser to the Total Return Fund is as follows:

Investment Objective                    Adviser
--------------------------------------------------------
Seeks the highest total return,  SSGA Funds Management,
composed of current income       Inc.
and capital appreciation, as is
consistent with prudent
investment risk.
--------------------------------------------------------

We will purchase shares of the Total Return Fund at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund at net asset value to pay death benefits, surrender proceeds, and partial withdrawals, to make Income Payments or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Total Return Fund in shares of the Total Return Fund at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund to owners as additional units, but instead reflect them in unit values.

We have entered into a Participation Agreement with State Street Variable Insurance Series Funds, Inc. (the "Fund") setting forth the terms and conditions pursuant to which we purchase and redeem shares of the Total Return Fund. The discussion that follows reflects the terms of the current agreement. Shares of the Total Return Fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold directly to qualified pension and retirement plans. Subject to certain exceptions, the Fund and its principal underwriter may reject any order to purchase shares of any class of the Total Return Fund.

A potential for certain conflicts exists between the interests of contract owners and owners of variable life insurance policies issued by us or owners of variable life insurance policies or variable annuity contracts issued by other insurance companies who may invest in the Total Return Fund. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension or retirement plan that might invest in the Total Return Fund. To the extent that such classes of investors are invested in the Total Return Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. The Fund currently does not foresee any such disadvantage to owners. Nonetheless, the Board of Directors of the Fund monitors the Total Return Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting contract owners is determined to exist, we will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, the Subaccount might be required to withdraw its investment in the Total Return Fund and substitute shares of a different mutual fund. This might force the Total Return Fund to sell its portfolio securities at a disadvantageous price.

We have entered into an Administrative Service Agreement with SSGA Funds Management, Inc. ("SSGA") to compensate us for providing services in the nature of "personal service and/or the maintenance of shareholder accounts" as referenced in NASD Conduct Rule 2830(b)(9) and certain other administrative services delineated therein relating to the Total Return Fund. SSGA has agreed to pay us an amount equal to 0.05% (for Class 3 shares) of the average daily net assets of the Separate Account invested in the Total Return Fund on an annual basis. Payment of these amounts is not an additional charge to you by the Total Return Fund or by us, but is paid from SSGA out of its own resources.

Pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of the Fund adopted a Distribution and Service (Rule 12b-1) Plan (the "Distribution Plan") pursuant to which the Total Return Fund may compensate Capital Brokerage Corporation for performing certain services and incurring certain expenses in promoting and distributing the Total Return Fund. Pursuant to an agreement between the Fund and its principal underwriter, and an agreement between such principal underwriter and Capital Brokerage Corporation, the Total Return Fund pays Capital Brokerage Corporation for such services at a maximum rate of 0.25% of the average daily net assets of the Separate Account invested in Class 3 shares of the Total Return Fund. In addition, the Distribution Plan covers payments made under the Class 3 Investor Service Plan (as described below) in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares. The Distribution Plan and related agreement, as each may be amended from time to time, were effective May 1, 2006.

On May 1, 2009, the Fund adopted an Investor Service Plan with respect to Class 3 shares of the Total Return Fund ("Class 3 Investor Service Plan"). Under the Class 3 Investor Service Plan, the Fund, on behalf of the Total Return Fund, may compensate a life insurance company that offers Class 3 shares of the Total Return Fund as an investment option in its variable annuity contracts for certain services provided to owners of such contracts. The amount of compensation paid under the Class 3 Investor Service Plan by the Total Return Fund may not exceed the annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to such share class.

Effective May 1, 2009, we entered into an Investor Services Agreement -- Class 3 Shares ("Investor Services Agreement") with the Fund to compensate us for certain account maintenance, record keeping and other administrative services relating to the contracts for which the Total Return Fund would otherwise have to pay if not provided by us. Under the Investor Services Agreement, we are paid at the end of each calendar quarter an amount equal to, on an annual basis, 0.20% of the average daily net assets of the Separate Account invested in Class 3 shares of the Total Return Fund.

In addition to the asset-based payments for administrative and other services described above, SSGA may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide SSGA with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

Voting Rights

As required by law, we will vote the shares of the Total Return Fund held in the Separate Account at special shareholder meetings based on instructions from you. However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

Whenever the Total Return Fund calls a shareholder meeting, owners will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Total Return Fund will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Total Return Fund shares for which no instructions are received (or instructions that are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

This type of voting, often referred to as "proportional voting," permits all contract owners in this contract, as well as contract owners from other variable annuity contracts and variable life insurance policies who have assets allocated to subaccounts which invest in the Total Return Fund ("Beneficial Shareholders") to participate in the voting process.

Proportional voting does not require a predetermined number of votes for a quorum and, if the majority Beneficial Shareholders do not participate in the voting process, minority Beneficial Shareholders can determine the result.

Since the Total Return Fund may engage in shared funding, other persons or entities besides us may vote shares of the Total Return Fund.

Changes to the Separate Account and the Subaccount

We reserve the right, subject to applicable law, to make additions, deletions and substitutions for the Total Return Fund. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of the Total Return Fund should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the Total Return Fund and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the Total Return Fund; however, we reserve our right to do so should the Total Return Fund become inappropriate to maintain the guarantees under the contract. We will only substitute the Total Return Fund with an equity based investment option should we exercise our right to substitute the Total Return Fund in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary approval of the SEC in accordance with the 1940 Act.

We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of the Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary approval of the SEC. Not all subaccounts may be available to all classes of contracts.

If permitted by law, we may create new separate accounts; deregister the Separate Account under the 1940 Act in the event such registration is no longer required; manage the Separate Account under the direction of committee; or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

The Subaccount -- Policies and Procedures

We have not adopted policies and procedures with regard to frequent trading for this product. This product is unique compared to other variable annuity products because it has only one Subaccount investing in one portfolio.

The Total Return Fund may refuse purchase payments for any reason. In such case, if we cannot make the purchase request on the date you allocate assets, your assets will be returned to you.

CHARGES AND OTHER DEDUCTIONS

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We currently do not pay commissions to the broker-dealers for selling this contract, but we reserve the right to do so in the future. We intend to recover the cost of marketing, administering and other costs associated with the benefits of the contracts through fees and charges imposed under the contracts. Please see the discussion below and in the "Sales of the Contract" provision of this prospectus.

We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

  .  processing applications for and issuing the contracts;

  .  maintaining records;

  .  administering Income Payments;

  . furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

  .  reconciling and depositing cash receipts;

  .  providing tax forms;

  .  providing contract confirmations and periodic statements;

  .  providing toll-free inquiry services; and

  .  furnishing telephone and internet transaction services.

The risks we assume include:

  . the risk that the actual life-span of persons receiving Income Payments under contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and

  . the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed by us).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the contract. We may also realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Deductions from the Separate Account

We deduct from the Subaccount in the Separate Account an amount, computed daily, equal to an effective annual rate of 1.00% of the average daily net assets of the Subaccount. We assess this charge when we compute the net investment factor. The charge reduces the value of Accumulation Units and Annuity Units. The charge consists of a mortality and expense risk charge.
These deductions from the Separate Account are reflected in your Contract Value.

Other Charges

Deductions for Taxes

We will deduct charges for any premium tax or other tax levied by any governmental entity from purchase payments or Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include full surrenders, partial withdrawals, Income Payments and death benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

Portfolio Charges

The Total Return Fund incurs certain fees and expenses. These include management fees and other expenses associated with the daily operation of the Total Return Fund, as well as Rule 12b-1 fees and/or service share fees, if applicable. To pay for these expenses, the Total Return Fund makes deductions from its assets. Portfolio expenses are the responsibility of the Total Return Fund and are more fully described in the prospectus for the Total Return Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company.

THE CONTRACT

The contract is an individual flexible purchase payment variable income with guaranteed minimum income immediate and deferred annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects what applies to you.

Purchasing the Contract

You may purchase the contract through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We then send the contract to you directly or through your sales representative. See the "Sales of the Contract" provision of this prospectus.

If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial purchase payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within five business days, we will inform you of the reasons, and will return your purchase payment immediately, unless you specifically authorize us to keep it until the application is complete. Once you complete your application, we must apply the initial purchase payment within two business days. We apply any additional purchase payments you make on the Valuation Day we receive them at our Home Office.

There may be delays in our receipt of an application that are outside of our control (for example, because of the failure of the selling broker-dealer or authorized sales representative to forward the application to us promptly). Any such delays will affect when your contract can be issued and your purchase payment applied.

To apply for a contract, you must be of legal age in a state where we may lawfully sell the contracts and, if part of a plan, you must also be eligible to participate in any of the qualified or non-qualified retirement plans for which we designed the contracts. The Annuitant(s) cannot be older than age 85 at the time of application, unless we approve a different age. Various firms and financial institutions that sell our products have their own guidelines on when certain products are suitable and may impose issue age restrictions which are younger than those stated in our contracts. We neither influence nor agree or disagree with the age restrictions imposed by firms and financial institutions.

This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefit, and other non-tax related benefits. Please consult a tax adviser in order to determine whether this contract is an appropriate investment for you.

Purchasing the contract through a tax-free "Section 1035" exchange. Section 1035 of the Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can use the proceeds from another annuity contract to make purchase payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract or policy. You may have to pay a surrender charge under your current contract or policy to exchange it for this contract. The fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract or policy. In addition, you may have to pay federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest.

Ownership

As owner(s), you have all rights under the contract, subject to the rights of any irrevocable beneficiary. Ownership rights may be restricted by court orders, child support or tax collection actions or other legal proceedings.

Two persons may apply as joint owners for a Non-Qualified Contract. A joint owner may not be named for a Qualified Contract. Joint owners have equal undivided interests in their contract. This means that each may exercise any ownership rights on behalf of the other, except ownership changes. Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information if joint ownership is requested after the contract is issued.

Subject to any restrictions stated below, before the Annuity Commencement Date, you may change:

  .  your Annuity Commencement Date;

  .  your Optional Payment Plan; and

  . your primary beneficiary and/or contingent beneficiary (unless the primary beneficiary or contingent beneficiary is named as an irrevocable beneficiary), upon written notice to our Home Office, provided an Annuitant is living at the time of the request. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue. In addition, during an Annuitant's life, you can change any non-natural owner to another non-natural owner. Changing the non-natural owner may have negative tax consequences and you should consult a tax adviser before doing so.

We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change.

Annuitant/Joint Annuitant

An Annuitant must be named and the Annuitant must be the same person as the owner, unless the owner is a non-natural entity, such as a trust. In addition, if there are joint owners, the joint owner must be named a Joint Annuitant. Any joint owner added after the contract is issued must be the owner's spouse. If an owner adds his or her spouse as joint owner and/or Joint Annuitant, such addition can only take place prior to the Annuity Commencement Date.

Assignment

An owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract with our consent. An assignment must occur before any Income Payments begin and while an Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

If a Non-Qualified Contract is assigned or sold, unless under an involuntary assignment affected by legal process, the Guaranteed Payment Floor will reduce to zero and cannot be increased. See the "Guaranteed Payment Floor" provision of this prospectus.

IRAs and other Qualified Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. See the "Tax Matters" provision of this prospectus.

Purchase Payments

You may make purchase payments to us at any frequency and in the amount you select, subject to certain restrictions. You must obtain our prior approval before you make total purchase payments for any Annuitant age 79 or younger that exceed $2,000,000 in the aggregate in any variable annuity contracts issued by the Company or any of its affiliates. If any Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000 in the aggregate in any variable annuity contracts issued by the Company or any of its affiliates. Purchase payments may be made at any time prior the Annuity Commencement Date, the surrender of the contract, or the death of the owner (or joint owner, if applicable), whichever comes first. We reserve the right to refuse to accept a purchase payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

The minimum initial purchase payment is $5,000 ($2,000 if your contract is a IRA contract). Each additional purchase payment must be at least $500 for Non-Qualified Contracts ($200 if paid by electronic fund transfers), $50 for IRA contracts, and $100 for other Qualified Contracts.

Valuation Day and Valuation Period

We will value Accumulation Units and Annuity Units once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

Allocation of Purchase Payments

We place purchase payments into the Subaccount that invests in the Total Return Fund.

Upon allocation to the Subaccount, we convert purchase payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which we receive any additional purchase payment at our Home Office.

Valuation of Accumulation Units

Partial withdrawals, full surrenders and/or payment of a death benefit all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions relating to the event.

The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the Subaccount for any Valuation Period reflects the change in the net asset value per share of the Total Return Fund from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, we take into account a charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Total Return Fund because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. See the Statement of Additional Information for more details.

SURRENDER AND PARTIAL WITHDRAWALS

Surrender and Partial Withdrawals

We will allow you to totally surrender your contract or withdraw a portion of your Contract Value at any time before the Annuity Commencement Date upon your written request, subject to the conditions discussed below.

We will not permit a partial withdrawal that is less than $100 or a partial withdrawal which would reduce your Contract Value to less than $1,000. If your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. Different limits and other restrictions may apply to Qualified Contracts.

The amount payable on surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

   (1) the Contract Value on the Valuation Day we receive a request for surrender; less

   (2) any applicable premium tax.

We may pay the Surrender Value in a lump sum or under one of the Optional Payment Plans specified in the contract, based on your instructions.

When taking a partial withdrawal, any applicable premium tax will be taken from the amount withdrawn unless otherwise requested.

We will delay making a payment if:

   (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed;

   (2) on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

   (3) an emergency exists making the disposal or valuation of securities held in the Separate Account impracticable; or

   (4) the SEC by order permits postponement of payment to protect our owners.

Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

Please remember that partial withdrawals will reduce your death benefit by the proportion that the partial withdrawal (including any applicable premium tax assessed) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision of this prospectus. A partial withdrawal will reduce the Guaranteed Payment Floor by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value.

Partial withdrawals and surrenders may be subject to ordinary income tax and, if taken prior to age 59 1/2, an additional 10% IRS penalty tax. A surrender or partial withdrawal may also be subject to income tax withholding. See the "Tax Matters" provision of this prospectus.

Telephone Withdrawals. You may take partial withdrawals under your contract by writing us in a form acceptable to us, or calling us provided we received your prior written authorization to take partial withdrawals over the telephone at our Home Office. You can only surrender your contract by writing our Home Office.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

  . Requiring you or a third party you authorize to provide some form of personal identification before we act on the telephone instructions;

  . Confirming the telephone transaction in writing to you or a third party you authorized; and/or

  .  Tape-recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit telephone withdrawals. To request a telephone withdrawal, please call us at 800.352.9910.

Restrictions on Distributions from Certain Contracts

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program to surrender their interest in a variable annuity contract issued under the Texas Optional Retirement Program only upon:

   (1) termination of employment in the Texas public institutions of higher education;

   (2) retirement;

   (3) death; or

   (4) the participant's attainment of age 70 1/2.

If your contract is issued to a Texas Optional Retirement Program, you must furnish us proof that one of these four events has occurred before we distribute any amounts from your contract.

DEATH OF OWNER AND/OR ANNUITANT

Death Benefit Before the Annuity Commencement Date

If any owner dies prior to the Annuity Commencement Date, the amount of proceeds payable will be the Contract Value as of the first Valuation Day on which we receive a request for surrender or choice of applicable payment choice, due proof of death and any required forms at our Home Office.

If the owner is a non-natural entity, and any Annuitant dies before the Annuity Commencement Date, the amount of proceeds payable is the death benefit (as defined below). Upon receipt of due proof of an Annuitant's death and all required forms (generally, due proof of death is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in this prospectus.

The "death benefit" available is equal to the Contract Value on the first Valuation Day we have received proof of death and all required forms at our Home Office.

Distribution Provisions Upon Death of Owner or Joint Owner

In certain circumstances, federal tax law requires that distributions be made under this contract. Except as described below in the "Distribution Rules" provision, a distribution is required upon the death of:

   (1) an owner or joint owner; or

   (2) the Annuitant or Joint Annuitant if the owner is a non-natural entity.

The discussion below describes the methods available for distributing the value of the contract upon death.

How to Claim Proceeds and/or Death Benefit Payments

At the death of an owner (or any Annuitant if the owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the designated beneficiary:

   (1) owner or joint owner;

   (2) primary beneficiary;

   (3) contingent beneficiary;

   (4) owner or joint owner's estate.

The designated beneficiary will be treated thereafter as the sole owner of the contract. The designated beneficiary may choose one of the payment choices described below, or a default payment choice will apply if no such election is made. For purposes of this provision, if there is more than one primary beneficiary named, each one will be treated separately with respect to their portion of the contract. Thus, in cases where there are multiple designated beneficiaries, once all required information is received, each designated beneficiary will be allocated their share of the proceeds in accordance with the terms of the contract and as specified by the owner. Then, each designated beneficiary may elect one of the payment choices below or have the default payment choice apply. If there is no primary beneficiary(ies) alive or in existence at the time of the death, all proceeds will be then payable to any named contingent beneficiary(ies).

We should be notified immediately by telephone or in writing upon the death of an owner or Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional purchase payments will be accepted. Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named designated beneficiary(ies) and any other information necessary to process applicable proceeds.

Payment Choices. The designated beneficiary may elect the form in which the proceeds will be paid from the following payment choices (and if no election is made, the default payment choice described below will apply):

   (1) receive the proceeds in a lump sum;

   (2) receive the proceeds over a period of five years following the date of death. At the end of the five year period, any remaining amounts will be distributed in a lump sum (if the designated beneficiary dies before all payments have been distributed, the remaining proceeds will be paid to the person or entity named by the designated beneficiary or to his or her estate if no person or entity is named);

   (3) elect Optional Payment Plan 1 or 2 as described in the "Optional Payment Plans" provision of this prospectus. If elected, payments must commence no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary's life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary's life expectancy;

   (4) elect to receive Monthly Income; or

   (5) if the designated beneficiary is the spouse of a deceased owner, he or she may continue his or her portion of the contract as the owner. If the surviving spouse elects to continue the contract, the terms of the contract will continue, except that:

      (1) the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor determined as of the date of the death of the deceased owner;

      (2) no additional purchase payments will be accepted; and

      (3) there will be no further step-up of the Guaranteed Payment Floor.

If a designated beneficiary makes no election within 60 days following receipt of due proof of death and all required forms at our Home Office, payments will be made over a period of five years following the date of death.

If the designated beneficiary who is not the surviving spouse of the deceased elects to receive Monthly Income, under payment choice 4 above, then payments may be made provided that:

   (1) the first Monthly Income payment must be paid no later than one year after the date of death;

   (2) the period certain for the income plan is shorter than the designated beneficiary's life expectancy as determined by the Internal Revenue Service; and

   (3) the Earliest Income Date is less than one year after the date of death.

In addition, the following will apply:

   (1) the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor determined as of the date of the death of the deceased owner;

   (2) no additional purchase payments will be accepted; and

   (3) there will be no further step-up of the Guaranteed Payment Floor.

Death Benefit On or After the Annuity Commencement Date

If any Annuitant dies on or after the Annuity Commencement Date, Income Payments will be made as stated in the section discussing Income Payments. See the "Income Payments" and "Distribution Rules" provisions of this prospectus.

Distribution Rules

When Death Occurs Before the Annuity Commencement Date and the Beneficiary is the Surviving Spouse

The distribution rules below apply to Non-Qualified Contracts that are generally treated as annuity contracts under the Code. These rules do not apply to Qualified Contracts or contracts held by charitable remainder trusts and certain other entities. Contracts that are not subject to these rules may be subject to other distribution rules. See the "Tax Matters" provision of this prospectus. If the sole designated beneficiary is the surviving spouse of the deceased owner, the surviving spouse may elect to continue the contract with the surviving spouse as the owner. If the deceased owner was also an Annuitant or Joint Annuitant, the surviving spouse will automatically become the new sole Annuitant. As the new named owner and Annuitant, the surviving spouse may exercise all rights as stated in the contract. Any other surviving Joint Annuitant will be removed from the contract. Should the surviving spouse remarry, the new spouse may not exercise this provision at the death of the surviving spouse. If the surviving spouse is one of multiple designated beneficiaries, the surviving spouse may only continue the contract with the proportion allocated to him or her by the owner as stated on the application or later in writing in a form acceptable to us.

If the designated beneficiary(ies) is not the surviving spouse of the deceased, the designated beneficiary(ies) may not continue the contract indefinitely. If payment choice 1 or 2 is elected, the proceeds from the contract must be distributed within five years of the date of death. If payment choice 3 or 4 is elected (within 60 days following receipt of due proof of death and all required forms at our Home Office), payments will begin within one year of the date of the deceased owner's death and extend over the designated beneficiary's life or a period not longer than the designated beneficiary's life expectancy.

When Death Occurs On or After the Annuity Commencement Date

If the last surviving Annuitant dies on or after the Annuity Commencement Date, Monthly Income will be paid under the contract at least as rapidly as under the method of distribution in effect at the time of death, notwithstanding any other provision of the contract; i.e., unless accelerated in accordance with the contract terms, Income Payments will continue to the beneficiary under the distribution method in effect at the time of death. Or, if chosen, the death benefit may be paid in a lump sum.

The lump sum amount will be the greater of (1) and (2) where:

   (1) is the present value of the Guaranteed Payment Floor for the number of years remaining in the period certain; and

   (2) is the present value of the Annual Income Amount for the number of years remaining in the period certain.

Present value will be calculated at rate of 1% above the Assumed Interest Rate at which the payments and Annuity Units were calculated. We will calculate the present value on the Valuation Day that we receive due proof of death and all required forms at our Home Office.

INCOME PAYMENTS

The Annuity Commencement Date is the date Income Payments begin under the contract, provided an Annuitant is still living on that date. You select the Annuity Commencement Date at contract issue, which may be any Valuation Day after the first Valuation Day under the contract. Prior to the date that Monthly Income begins, you may change the Annuity Commencement Date to any Valuation Day after the First Valuation Day under the contract, so long as the new Annuity Commencement Date is not a date beyond the latest permitted Annuity Commencement Date. The latest Annuity Commencement Date we currently permit may not be a date beyond the younger Annuitant's 90th birthday, unless we consent to a later date. We reserve the right to discontinue to allow the deferral of the Annuity Commencement Date at any time and without prior notice. Any consent for a new Annuity Commencement Date will be provided on a non-discriminatory basis. The Guaranteed Payment Floor is zero if the Annuity Commencement Date is prior to the Earliest Income Date.

To change the Annuity Commencement Date, send a written notice to our Home Office at least 30 days prior to the proposed new Annuity Commencement Date. If you change the Annuity Commencement, and we consent to the new Annuity Commencement Date, the Annuity Commencement Date will mean the new Annuity Commencement Date you selected.

An Annuity Commencement Date that occurs or is scheduled to occur at an advanced age (e.g., past age 85) may, in certain circumstances, have adverse income tax consequences. See the "Tax Matters" provision of this prospectus. Contracts issued to qualified retirement plans provide for Income Payments to start on the date and under the option specified by the plan.

Monthly Income

We will begin making Monthly Income payments to you on the Annuity Commencement Date. Monthly Income will not vary during an Annuity Year.

Currently, we will pay an income benefit in the form of a Life Income with a 20 or 23 Year period certain. Other income plans may be available upon request. If you change your income plan to another income plan after the contract is issued, the Guaranteed Payment Floor will be zero. Adding a spousal Joint Annuitant is not considered a change in income plan. You may only change your income plan prior to the Annuity Commencement Date.

Payments will continue for the life of the Annuitant under the Life Income with period certain plan if he or she lives longer than the period certain. If the Annuitant dies before the end of the period certain, we will continue the remaining payments for the remaining period to you or to the designated payee. Payments will continue for the life of the surviving Annuitant under the Joint Life and Survivor Income with period certain plan if any Annuitant lives longer than the period certain. If both Annuitants die before the end of the period certain, the remaining payments will be paid to you or another payee you have designated.

The Initial Monthly Income Payment. We determine the initial Monthly Income payment by taking the greater of:

   (1) the Guaranteed Payment Floor divided by 12; and

   (2) the Level Income Amount.

The Annual Income Amount is used to determine the Level Income Amount. The Level Income Amount is the monthly amount that would result from applying the Annual Income Amount to a twelve month, period certain, fixed single payment immediate annuity.

The initial Annual Income Amount for the Subaccount is equal to (1) multiplied by (2), divided by (3), where:

   (1) is the annual payment rate per $1,000 for your income plan using the Settlement Age(s) of the Annuitant and any Joint Annuitant as of the Annuity Commencement Date;

   (2) is the Annuity Commencement Value, less any premium tax; and

   (3) is $1,000.

Annual payments rates are based on the Annuity 2000 Mortality Tables using an assumed interest rate of 3%.

On the Annuity Commencement Date, if any Monthly Income would be $100 or less, we reserve the right to reduce the frequency of payments to an interval that would result in each amount being at least $100. If the annual payment would be less than $100, we will pay the Annuity Commencement Value and the contract will terminate on the Annuity Commencement Date.

Subsequent Monthly Income Payments. Monthly Income in subsequent Annuity Years will be calculated as of the first Valuation Day of each Annuity Year and is equal to the greater of (1) and (2) where:

   (1) is the subsequent Level Income Amount, minus any value in the Adjustment Account as of the date the last Monthly Income was paid divided by twelve; and

   (2) is the Guaranteed Payment Floor divided by twelve.

The Annual Income Amount is used to determine the Level Income Amount. The Annual Income Amount in subsequent Annuity Years is determined by means of Annuity Units.

The number of Annuity Units will be determined on the Annuity Commencement Date. The number of Annuity Units for the Subaccount is (1) divided by (2) where:

   (1) is the initial Annual Income Amount from the Subaccount; and

   (2) is the Annuity Unit value for the Subaccount as of the Annuity Commencement Date.

The Annual Income Amount for the Subaccount in each subsequent Annuity Year is the number of Annuity Units for the Subaccount multiplied by the Annuity Unit value for the Subaccount on the first Valuation Day of each Annuity Year. The Annual Income Amount for each subsequent Annuity Year is equal to the sum of Annual Income Amounts for the Subaccount.

The Annual Income Amount may be greater or less than the Annual Income Amount in the first Annuity Year. We guarantee that the Annual Income Amount in subsequent Annuity Years will not be affected by variations in mortality assumptions on which the Annual Income Amount in the first Annuity Year is based.

Determination of Annuity Unit Value. The Annuity Unit value for the Subaccount for any Valuation Period is equal to the Annuity Unit value for the Subaccount for the preceding Valuation Period multiplied by the product of (1) and (2), where:

   (1) is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated; and

   (2) is an Assumed Interest Rate factor equal to .99991902 raised to a power equal to the number of days in the Valuation Period.

The Assumed Interest Rate factor in (2) is the daily equivalent of dividing (i) one by (ii) one plus the Assumed Interest Rate of 3%. If a plan with a different Assumed Interest Rate is used to determine the initial payment, a different Assumed Interest Rate factor will be used to determine subsequent payments.

Adjustment Account. An adjustment account is established on the Annuity Commencement Date. The value of the Adjustment Account on the Annuity Commencement Date is the greater of (1) and (2), where:

   (1) is zero (0); and

   (2) is the Guaranteed Payment Floor, minus twelve multiplied by the initial Level Income Amount.

The value of the Adjustment Account in subsequent Annuity Years is the greater of (1) and (2), where:

   (1) is zero (0); and

   (2) is the value of the Adjustment Account as of the prior Annuity Year, plus twelve multiplied by the Monthly Income for the current Annuity Year, minus twelve multiplied by the Level Income Amount for the current Annuity Year.

Guaranteed Payment Floor

Your initial purchase payment purchases a minimum guaranteed amount of annual income paid monthly beginning on or after the Annuity Commencement Date.

The initial Guaranteed Payment Floor is determined at the time the initial purchase payment is received. All or part of the initial Guaranteed Payment Floor may be carried over from another annuity contract. Purchase payments that do not benefit from a higher carried over Guaranteed Payment Floor will receive an initial Guaranteed Payment Floor determined by multiplying the initial purchase payment by the Guaranteed Payment Floor Factor for the Annuitant's Attained Age on the date the contract is issued as shown in your contract.

The Guaranteed Payment Floor does not change unless there are additional purchase payments, Gross Withdrawals, a step-up of Guaranteed Payment Floor or the death of an owner.

If you make additional purchase payments, your Guaranteed Payment Floor will be increased. The amount of increase in the Guaranteed Payment Floor will be (1) multiplied by (2), where:

   (1) is the additional purchase payment amount; and

   (2) is the Guaranteed Payment Floor Factor for the Annuitant's Attained Age on the Valuation Day the purchase payment is received.

If approved by us, the above increase may be greater if a Guaranteed Payment Floor amount is carried over from another annuity contract. In addition, we reserve the right to change the table of Guaranteed Payment Floor Factors as of January 1 of each calendar year. We will send you the new table before the effective date of the change. Any change in the Guaranteed Payment Floor
Factors will apply to purchase payments received on or after the table is changed. Any change in the Guaranteed Payment Floor Factors will not affect your Guaranteed Payment Floor purchased before the effective date of the change.

Your Guaranteed Payment Floor may increase each year on the Annuitant's birthday. If the Annuitant's birthday does not fall on a Valuation Day, we will calculate the increase, if any, on the next Valuation Day. The Guaranteed Payment Floor on that date is equal to the greater of (1) and (2), where:

   (1) is the Guaranteed Payment Floor prior to the Annuitant's birthday; and

   (2) is (a) multiplied by (b), where:

       a. is the Guaranteed Payment Floor Factor on the Annuitant's birthday for the Annuitant's Attained Age; and

       b. is the Contract Value on the first Valuation Day on or after the Annuitant's birthday.

The Guaranteed Payment Floor will be adjusted to reflect the amount withdrawn by reducing the Guaranteed Payment Floor in the same proportion that the Contract Value is reduced by the Gross Withdrawal.

If on the Annuity Commencement Date there is a Joint Annuitant, the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor.

Commutation of Monthly Income Payments

After the Annuity Commencement Date and prior to the end of the period certain, you may elect to commute the remaining period certain payments. The Commutation Value is as of any Valuation Day we receive a written request for Commutation at our Home Office (the "Commutation Date"). Once the period certain is complete, there is no commuted value. However, should the Annuitant live beyond the period certain, Monthly Income payments will resume.

The Commutation Value is equal to (1) minus (2), where:

   (1) is the present value of the Annual Income Amount for the number of years remaining in the period certain as of the effective date of the lump sum payment; and

   (2) is the Adjustment Account as of the effective date of the lump sum payment.

Present value will be calculated using the Assumed Interest Rate, plus the total Separate Account charges. The effective date of the lump sum payment will be the Valuation Day that we receive your written request to apply this provision in a form acceptable to us at our Home Office.

Important Note on Commutation: Please consider your options carefully before you elect to commute your Monthly Income payments and receive the Commutation Value. Because the payment you will receive is based on the number of years remaining in the period certain, you will lose the opportunity to receive a potentially significant amount of Monthly Income. Please consider, also, the adverse effect commuting your period certain Income Payments may have on your beneficiaries or designated payees.

Optional Payment Plans

Death proceeds or surrender value may be paid in one payment or, subject to the limitations below, left with us and paid under an optional payment plan ("Optional Payment Plan"). Proceeds paid under an Optional Payment Plan do not include Monthly Income payments payable upon the Annuity Commencement Date.

During the Annuitant's life, and before Income Payments begin, you (or the designated beneficiary at your death) can choose an Optional Payment Plan. If you change a designated beneficiary, your Optional Payment Plan selection will remain in effect unless you make a new selection. Any election or change in an Optional Payment Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the owner or Annuitant, your designated beneficiary can choose an Optional Payment Plan when we pay the Death Benefit. See "The Death Benefit" provision of this prospectus.

The Optional Payment Plans listed below are available as either a fixed or variable income option. You must select one or the other; a combination is not permitted.

Fixed Income Options Under an Optional Payment Plan. Fixed Income Payments will begin on the date selected. All amounts are transferred to our General Account and payments made will equal or exceed those required by the state where the contract is issued.

Variable Income Options Under an Optional Payment Plan. Variable Income Payments will begin within seven days of the requested start date. Variable Income Payments after the first will reflect the investment experience of the Subaccount. No minimum amount is guaranteed. Income Payments begin after the date we receive due proof of any owner's (or Annuitant's) death or a surrender. We will determine your variable Income Payments in the manner described in the "Death Benefit Before the Annuity Commencement Date" provision of this prospectus.

The following Optional Payment Plans are available under the contract:

   Optional Payment Plan 1 -- Life Income with Period Certain. This option guarantees periodic payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating Income Payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

   Optional Payment Plan 2 -- Joint Life and Survivor Income. This option provides for periodic payments to be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10 year period at the same rate used in calculating Income Payments. We will pay the discounted amount in a lump sum to the survivor's estate, unless otherwise provided.

If the payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan.

Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 2 (Joint Life and Survivor Income) are not redeemable.

TAX MATTERS

Introduction

This part of the prospectus discusses the federal income tax treatment of the contract. The federal income tax treatment of the contract is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances.

This discussion is general in nature and is not intended as tax advice. It does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of Non-Qualified Contracts

This part of the discussion describes some of the federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

Tax deferral on earnings. The federal income tax law does generally not tax any increase in an owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

  . an individual must own the contract (or the tax law must treat the contract as owned by an individual);

  . the investments of the Separate Account must be "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations; and

  . the contract's Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for federal income tax purposes. The entity owning the contract generally pays tax each year on the annual increase in Contract Value over the annual purchase payments applied to the contract. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxed on the contract's earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner (entity) is taxable on the annual increase in the Contract Value in excess of the purchase payments made that year. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

Investments in the Separate Account must be diversified. For a contract to be treated as an annuity contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Total Return Fund in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated under the contract.

Although we do not control the investments of all of the Total Return Fund, we expect that the Total Return Fund will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Age at which Income Payments must begin. Federal income tax rules do not expressly identify a particular age by which Income Payments must begin. However, those rules do require that an annuity contract provide for amortization, through Income Payments, of the contract's purchase payments paid and earnings. We believe that these rules are satisfied by providing guaranteed annuity purchase rates in the contract that the owner may exercise at any time. If Income Payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

Partial withdrawals and full surrender. A partial withdrawal occurs when you receive less than the total amount of the contract's Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial surrender exceeds your "investment in the contract." (This term is explained below.) This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A full surrender occurs when you receive the total amount of the contract's Surrender Value. In the case of a full surrender, you will generally pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

Your "investment in the contract" generally equals the total of your purchase payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

It is possible that certain additional amounts could be included in the gain under your contract for purposes of determining the tax treatment of withdrawals, e.g., amounts attributable to the Guaranteed Payment Floor.

Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) all or a portion of your Contract Value as a partial withdrawal or a full surrender, as the case may be.

Gifting a contract. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract" (as defined above). In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

Taxation of Income Payments. The Code imposes tax on a portion of each Income Payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your Income Payment.

Pursuant to the Code, you will pay tax on the full amount of your Income Payments once you have recovered the total amount of the "investment in the contract." If Income Payments cease because of the death of the Annuitant(s) and before the total amount of the investment in the contract has been recovered, the unrecovered amount generally will be deductible.

Taxation of death benefit. We may distribute amounts from your contract because of the death of an owner, a joint owner, or if an owner is a non-natural entity, an Annuitant. The tax treatment of these amounts depends on whether the owner, or Annuitant (or joint owner or Joint Annuitant, if applicable) dies before or after the Annuity Commencement Date.

Taxation of Death Benefit if Paid Before the Annuity Commencement Date:

  . The death benefit is taxed to the designated beneficiary in the same manner as an Income Payment would have been taxed to the owner if received under an Optional Payment Plan.

  . If not received under an Optional Payment Plan, the death benefit is taxed to the designated beneficiary in the same manner as a surrender or a partial withdrawal would have been taxed to the owner, depending on the manner in which the death benefit is paid.

Taxation of Death Benefit if Paid On or After the Annuity Commencement Date:

  . The death benefit is includible in income to the extent it exceeds the unrecovered "investment in the contract," provided the death benefit is received in accordance with the existing Optional Payment Plan. All Income Payments in excess of the unrecovered "investment in the contract" are includible in income.

The tax law imposes tax on a death benefit proceeds received in a lump sum to the extent that it exceeds the unrecovered "investment in the contract" at the time of payment.

Penalty taxes payable on surrender, partial withdrawals or Income Payments. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals, surrender or Income Payments that:

  .  you receive on or after you reach age 59 1/2;

  .  you receive because you became disabled (as defined in the tax law);

  .  are received on or after the death of an owner; or

  . you receive as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives of the taxpayer and his designated beneficiary; or

  . the beneficiary receives on or after the death of the Owner (or the Annuitant, if the Owner is not a natural person).

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Medicare Tax. Distributions from Non-Qualified Contracts will be considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax adviser for more information.

Special rules if you own more than one contract. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an Income Payment, surrender, or a partial withdrawal that you must include in income. For example:

  . if you purchase a contract described by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

  . if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

The effects of these rules are not clear. However, these rules could affect:

  . the amount of a surrender, a partial withdrawal or an Income Payment that you must include in income; and

  .  the amount that might be subject to a penalty tax.

Section 1035 Exchanges

Under Section 1035 of the Code, the exchange of one annuity contract (or a life insurance contract) for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract. We do not permit an owner to partially exchange this contract for another annuity contract.

If this contract has been purchased in whole or part by exchanging part of a life insurance or annuity contract, certain subsequent transactions may cause the IRS to retrospectively treat the partial Section 1035 exchange as taxable. We intend to administer the contract without regard to the partially exchanged funding contract and disclaim any responsibility for monitoring events that could cause the IRS to examine the completed partial Section 1035 exchange. Owners contemplating any transaction, involving this contract or a partially exchanged contract funding this contract, within 180 days of a partial Section 1035 exchange are strongly advised to consult a tax adviser.

Upon death of a non-spousal joint owner, the contract provides the surviving joint owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under Section 1035.

Beginning in 2010, the owner may exchange the contract under Section 1035 of the Code for a long-term care contract. We believe that the provisions of the Pension Protection Act of 2006 establishing annuity to long-term care Section 1035 exchanges would permit the owner to exchange a portion of the contract to pay the annual or other periodic premium for a long-term care contract issued by us or another insurance company. The IRS has issued limited guidance on such transactions, including on the allocation of basis that would be required to effect them. It is possible that the IRS could take a narrow view of the 2006 legislation and under certain circumstances treat partial Section 1035 exchanges to pay long-term care premiums as taxable withdrawals from the contract. Currently, we do not permit an owner to partially exchange this contract to purchase a long-term care contract or pay long-term care premiums. If all or a portion of the contract is used to purchase long-term care insurance in a Section 1035 exchange, the amount so used representing income on the contract would not be tax-deductible as a medical expense and the amount so used representing investment in the contract may not be tax-deductible as a medical expense. Any owner contemplating the use of the contract to fund long-term care insurance or long-term care expenses should consult a tax adviser.

Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We may not offer all of the types of Qualified Contracts described herein in the future. Prospective purchasers should contact our Home Office for information on the availability of Qualified Contracts at any given time.

The federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a tax adviser.

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefit and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

Types of Qualified Contracts. The types of Qualified Contracts currently being offered include:

  . Traditional Individual Retirement Accounts (IRAs) permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

  . Roth IRAs. Section 408A of the Code permits certain eligible individuals to make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% IRS penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

  . Traditional individual retirement accounts and Roth individual retirement accounts have the same contribution limits and tax treatment of distributions as the corresponding type of individual retirement annuity, discussed above. The contract may be owned by the custodian or trustee of an individual retirement account established for the benefit of the Annuitant. Only the owner, acting through its authorized representative(s), may exercise contract rights. When held by an individual retirement account, the contract is not issued as an individual retirement annuity or administered as such by us. Annuitants must look to the custodian or trustee, as contract owner, for satisfaction of their rights to benefits under the terms of the individual retirement account.

  . Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

Terms of qualified retirement plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting and funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; and reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Partial withdrawals permitted under this contract may not qualify as a qualified plan loan. There are specific Code rules that apply to death benefits under qualified plans, to which those features under this contract may be subject.

If this contract is purchased as an investment of a qualified plan, the owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or plan fiduciary to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

Guaranteed Payment Floor. Distributions from Qualified Contracts generally must satisfy certain required "minimum distribution rules." It is unclear whether variable Income Payments subject to the Guaranteed Payment Floor feature will satisfy these rules. As a result, the availability of such payments could cause the disqualification of a Qualified Contract, which could result in increased taxes to the owner. We reserve the right to limit the availability of such payments, or to modify such payments, as necessary to preclude any such disqualification. In addition, the Guaranteed Payment Floor feature, could increase the amount of the minimum required distribution that must be taken from your contract.

IRAs and Roth IRAs. The Code permits individuals to make annual contributions to IRAs of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. The code also permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in this contract comports with IRA qualifications requirements. We may, however, endorse the contract to satisfy the IRA or Roth IRA qualification rules and submit the endorsed contract to the IRS for approval as to form. If you purchase the contract with such an endorsement, the accompanying disclosure statement will indicate the status of the endorsement's approval under the IRS IRA Prototype Program.

You will be the owner of a contract issued as an IRA or Roth IRA, and will be responsible for exercising your rights as owner in accordance with applicable tax rules, including limitations for contributions and distributions. The contract may also be held in an IRA custodial account or trust as an investment. In that event the custodian or trustee, with your cooperation, is responsible for satisfaction of the IRA qualification requirements. We have no responsibility beyond that pertaining to nonqualified contracts for contracts held in an IRA account or trust.

The death benefit and Qualified Contracts. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs or SEPs. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as Traditional IRA, Roth IRA or SEP could disqualify a contract and result in increased taxes to the owner.


It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans.


Treatment of Qualified Contracts compared with Non-Qualified
Contracts. Although some of the federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

  . the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

  . the Code does not limit the amount of purchase payments and the time at which premium payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of purchase payments made to Qualified Contracts;

  . the Code does not allow a deduction for purchase payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for purchase payments made to a Qualified Contract;

  . Under most qualified retirement plans, the owner must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2 for Traditional IRAs and SEPs and April 1 of the calendar year following the later of the calendar year in which the employee (except for a 5 percent owner) retires or attains age 70 1/2 for other Qualified Contracts. The actuarial value of certain benefit guarantees may be included with the contract's cash value in determining the required minimum distribution amount. The presence of such benefits may require the owner to withdraw a larger amount each year than would be required based only on the contract value. We are required to annually determine and report to the owner the fair market value for traditional individual retirement annuities while the owner is alive. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations and guidelines published by the Society of Actuaries. It is possible that, using different assumptions or methodologies, the amount required to be withdrawn would be more or less than the amount we report to you as the required minimum distribution. Roth IRAs do not require any distributions during the owner's lifetime. The death benefit under your contract may increase the amount of the minimum required distribution that must be taken from your contract.

The federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant's compensation.

When distributions are to be made for married participants under certain qualified contracts, the form of distribution may have to be a qualified joint and survivor annuity. The form of distribution can be altered only with receipt of consent of the spouse and the Annuitant.

Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA (or a Roth 401(k)) if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan.

Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or Income Payment:

  .  received on or after the owner reaches age 59 1/2;

  . received on or after the owner's death or because of the owner's disability (as defined in the tax law);

  . received as a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

  . to the extent it does not exceed the amount allowable as a deduction to the Owner, amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exceptions may vary.

Moving money from one Qualified Contract or qualified retirement plan to another. Rollovers and transfers: In many circumstances you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers.

The IRS has re-examined a longstanding interpretation of the IRA rollover rules. Beginning in 2015, an IRA owner may make only one rollover in a 12 month period to avoid being taxed on distributions received during that period from all of his or her IRAs (including Roth IRAs). The rule does not apply to direct transfers between IRA issuers or custodians. If you have received an IRA distribution and are contemplating making a rollover contribution, you should consult a tax adviser.

If you do not follow the applicable rules, you may suffer adverse federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan. If your contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

Direct rollovers: The direct rollover rules apply to certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require federal income tax equal to 20% of the taxable portion of an eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

IRA conversions: If this contract is issued as an IRA, you may convert the contract to a Roth IRA. If you do so, the fair market value of your contract will be treated as a distribution from your IRA. This fair market value will include the contracts cash value together with the actuarial value of certain benefit guarantees, such as certain death benefits. This computation is based in part on future economic performance and conditions and is made under the guidance of our actuarial department in accordance with income tax regulations. The methodology followed is similar to that used to determine the actuarial value of such benefit guarantees for required minimum distribution purposes, as described above in the "Treatment of Qualified Contracts compared with Non-Qualified Contracts" section. We will determine and report the fair market value of your contract to you and the Internal Revenue Service to satisfy our reporting obligations using assumptions and calculation methodologies based on our interpretation of the Code. It is possible that, using different assumptions or methodologies, your actual tax liability would be more or less than the income reported by us. You should always consult a tax adviser before you convert an IRA to a Roth IRA.

Disclosure Pursuant to Code and ERISA Requirements. The ongoing fees and expenses of the contract and the charges you may pay when you surrender or take withdrawals from your contract, as well as the range of fees and expenses of the Total Return Fund that you will pay indirectly when your assets are allocated to the Total Return Fund, are discussed in the "Fee Tables" provision of the prospectus. More detail concerning the Total Return Fund's fees and expenses is included in its prospectus.

The Company may receive fees from the investment adviser or distributor of the Total Return Fund for certain administrative and other services we provide to you or to the Total Return Fund relating to the allocation of your assets to the Total Return Fund. Furthermore, the Company or our affiliate Capital Brokerage Corporation may receive Rule 12b-1 fees from the Total Return Fund or its distributor for distribution and related services. Additional information on the fees payable to the Company and Capital Brokerage Corporation by the Total Return Fund and its adviser and distributor is included in "The Subaccount and the Total Return Fund" provision of the prospectus.

When you purchase a contract through a broker-dealer, the broker-dealer generally is paid a commission and may be paid a separate marketing allowance. We currently do not pay compensation for the promotion and sale of the contracts; however, we reserve the right to do so in the future. The Company has no agreement with any broker-dealer and any representative of a broker-dealer that limits the insurance and investment products or other securities they offer to those issued by the Company.

By signing the application for the contract, you acknowledge receipt of these disclosures and approve the purchase of the contract.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal or full surrender, or Income Payment, we will send you forms that explain the withholding requirements.

See the "Annuity Purchases by Nonresident Aliens and Foreign Corporations" section below for special withholding rules applicable to payees other than U.S. citizens or residents and to payments made overseas.

State Income Tax Withholding

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

Tax Status of the Company

Under existing federal income tax laws, we do not pay tax on investment income and realized capital gains of the Separate Account. We do not anticipate that we will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Definition of Spouse Under Federal Law

The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract's death benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers (and beneficiaries) that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Special withholding rules apply to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. We reserve the right to make all payments due to owners or beneficiaries directly to such persons and shall not be obligated to pay any foreign financial institution on behalf of any individual. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal law.

Changes in the Law

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

REQUESTING PAYMENTS

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or full surrender proceeds from the Separate Account within seven days after receipt at our Home Office of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine payment amount as of the end of the Valuation Period during which our Home Office receives the payment request or due proof of death and all required forms.

In most cases, when we pay the death benefit in a lump sum, we will pay these proceeds to your designated beneficiary directly in the form of a check. We may also provide your designated beneficiary the option to establish an interest bearing draft account, called the "Secure Access Account," in the amount of the death benefit.

When establishing the Secure Access Account we will send the designated beneficiary a draft account book within seven days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a draft for all or any part of the amount of the death benefit payment. Any interest credited to amounts in the Secure Access Account is currently taxable to the designated beneficiary.

The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account.

We require a positive election from the designated beneficiary to establish the Secure Access Account for the designated beneficiary. The Secure Access Account is not available in all states. We may discontinue offering the Secure Access Account at any time, for any reason and without notice.

We will delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

   (1) the disposal or valuation of the Subaccount is not reasonably practicable because:

       . the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Separate Account's assets is not reasonably practicable);

       . the New York Stock Exchange is closed for other than a regular holiday or weekend;

       .  trading is restricted by the SEC; or

   (2) the SEC, by order, permits postponement of payment to protect our owners.

If mandated under applicable law, we may be required to reject a purchase payment and/or block an owner's account and thereby refuse any requests for transfers, partial withdrawals, surrender, or death benefit until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to government regulators.

SALES OF THE CONTRACT

We have entered into an underwriting agreement with Capital Brokerage Corporation for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230.

Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

Capital Brokerage Corporation offers the contracts through its registered representatives who are registered with FINRA and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.finra.org or by calling
800.289.9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed by the Company.

Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with FINRA and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

We currently do not pay compensation for the promotion and sale of the contracts, however, we reserve the right to do so in the future.

No commissions have been paid to Capital Brokerage Corporation for the sale of the contracts. No underwriting commissions were paid to Capital Brokerage Corporation in any of the last three years. The Company and Capital Brokerage Corporation reserve the right to discontinue offering the contracts at any time.


ADDITIONAL INFORMATION

Owner Questions

The obligations to owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

Return Privilege

Within 10 days after you receive the contract (or such longer period as may be required by applicable law), you may cancel it for any reason by delivering or mailing it postage prepaid to:

                  Genworth Life and Annuity Insurance Company
                             Annuity New Business
                            6610 West Broad Street
                           Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires otherwise, the amount of the refund you receive will equal your Contract Value as of the Valuation Day our Home Office receives the returned contract plus any adjustments required by applicable law or regulation as of the date we receive the contract. If state law requires that we return your purchase payments, the amount of the refund will equal the purchase payments made less any partial withdrawals you have previously taken. In certain states you may have more than 10 days to return the contract for a refund.

State Regulation

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

Evidence of Death, Age, Gender or Survival

We may require proof of the age, gender, death or survival of any person or persons before acting on any applicable contract provision.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a breakdown of the assets in the Subaccount. The report also will show purchase payments and charges made during the statement period. We also will send you an annual and a semi-annual report for the Total Return Fund, as required by the 1940 Act. In addition, you will receive a written confirmation when you make purchase payments or take partial withdrawals.

Other Information

We have filed a Registration Statement with the SEC, under the Securities Act of 1933, as amended, for the contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC website into this prospectus.)

Exemption to File Periodic Reports

The Company does not intend to file periodic reports required under the Securities Exchange Act of 1934 in reliance on the exemption provided by Rule 12h-7 thereunder.

Unclaimed Property

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.


Cybersecurity

Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyberattacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyberattacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyberattacks or information security breaches in the future.


Legal Proceedings

We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products and recommending unsuitable products to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships and securities lawsuits. In addition, we are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state, federal and international regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.


In Lehman Brothers Special Financing, Inc. v. Bank of America National Association, et al, in U.S. Bankruptcy Court, Southern District of New York, Lehman Brothers Special Financing, Inc. ("LBSF") seeks to recover from the Company, as a noteholder defendant, sums it received from a collateralized debt obligation ("CDO") note following the bankruptcy of Lehman Brothers Holdings, Inc. ("LBHI"), alleging that we and other unrelated noteholders (the "Defendant Group") were not entitled to the amounts received. On June 28, 2016, the Bankruptcy Court granted our motion to dismiss. The Bankruptcy Court's order became final and appealable on January 24, 2017. LBSF filed a notice of appeal on February 6, 2017. On March 14, 2018, the District Court affirmed the decision of the Bankruptcy Court. In a filing dated April 13, 2018, LBHI appealed the District Court's decision to the United States Court of Appeals for the Second Circuit. We intend to continue to vigorously defend the dismissal of the action.

In September 2018, we were named as a defendant in a putative class action lawsuit pending in the United States District Court for the Eastern District of Virginia captioned TVPX ARX INC., as Securities Intermediary for Consolidated Wealth Management, LTD. on behalf of itself and all others similarly situated
v. Genworth Life and Annuity Insurance Company, Case No. 3:18-cv-00637. Plaintiff seeks to represent life insurance policyholders, alleging unlawful and excessive cost of insurance ("COI") charges. The complaint asserts claims for breach of contract, alleging that we improperly considered non-mortality factors when calculating COI rates and failed to decrease COI charges in light of improved expectations of future mortality, and seeks unspecified compensatory damages, costs, and equitable relief.

On October 29, 2018, we filed a Motion to Enjoin in the Middle District of Georgia, and a Motion to Dismiss and Motion to Stay in the Eastern District of Virginia. We moved to enjoin the prosecution of the Eastern District of Virginia action on the basis that it involves claims released in a prior nationwide class action settlement that was approved by the Middle District of Georgia. Plaintiff filed an amended complaint on November 13, 2018. On November 16, 2018, the Eastern District of Virginia court stayed the case for 60 days.

On December 6, 2018, we moved the Middle District of Georgia for leave to file our counterclaim, which alleges that plaintiff breached the prior settlement agreement by filing its current action. On January 17, 2019, the Eastern District of Virginia court stayed the case for another 60 days or the date of the Middle District of Georgia's ruling on our motions, whichever comes earlier. A hearing on our Motion to Enjoin and Motion for Leave to file our counterclaim occurred on February 21, 2019. On March 15, 2019, the Middle District of Georgia granted our Motion to Enjoin and denied our Motion for Leave to file our counterclaim. As such, plaintiff is enjoined from pursuing its COI class action in the Eastern District of Virginia. On March 18, 2019, plaintiff stated in a filing that it intends to appeal the decision to the Court of Appeals for the 11th Circuit.


The West Virginia treasurer's office sued us and one of our affiliates, as well as other life insurers licensed in West Virginia, regarding alleged violations of unclaimed property requirements for West Virginia policies. We elected to participate in the early alternative dispute resolution procedure outlined in the trial court's post remand case management order and a first meeting to mediate the matter was held on February 1, 2017. Additionally, other state regulators have made inquiries on this topic. In particular, we and certain of our affiliates are currently being examined by Delaware's Department of Finance, which has retained a third-party firm, Kelmar, to examine us, certain of our affiliates, and Genworth. There have been other inquiries on this topic from state regulators. We continue to cooperate with respect to these reviews, exams and investigations as appropriate.



At this time, we cannot determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above or the likelihood of potential future legal and regulatory matters against us. Except as disclosed above, we also are not able to provide an estimate or range of reasonably possible losses related to these matters. Therefore, we cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to additional unrelated investigations and lawsuits. Increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

The Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of the Company against any liability incurred by him or her in connection with such proceeding unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of the Company, the Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the depositor of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or on the Separate Account.

Although it is not anticipated that these developments will have a material adverse impact on the Separate Account, on our ability to meet our obligations under the contracts, or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

TABLE OF CONTENTS
Statement of Additional Information                             Page
The Company.................................................... B-3

The Separate Account........................................... B-4

The Contracts.................................................. B-4
   Net Investment Factor....................................... B-4

Termination of Participation Agreement......................... B-4

Calculation of Performance Data................................ B-4
   Subaccount Investing in the Total Return Fund............... B-4

Tax Matters.................................................... B-5
   Taxation of Genworth Life and Annuity Insurance Company..... B-5
   IRS Required Distributions.................................. B-5

General Provisions............................................. B-6
   Using the Contracts as Collateral........................... B-6
   The Beneficiary............................................. B-6
   Non-Participating........................................... B-6
   Misstatement of Age or Gender............................... B-6
   Incontestability............................................ B-6
   Statement of Values......................................... B-6
   Trust as Owner or Beneficiary............................... B-6
   Written Notice.............................................. B-6

Legal Developments Regarding Employment-Related Benefit Plans.. B-6

Regulation of Genworth Life and Annuity Insurance Company...... B-6

Experts........................................................ B-7

Financial Statements........................................... B-7


                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Separate Account is available free by writing us at the address below or by calling 800.352.9910.

Genworth Life and Annuity Insurance Company
Annuity New Business
6610 West Broad Street
Richmond, Virginia 23230

Please mail a copy of the Statement of Additional Information for the Separate Account, Form P1165 4/05 (MyClearCourse(R)) to:

Name ___________________________________________________________________________

Address ________________________________________________________________________
                                          Street

________________________________________________________________________________
         City                                                    State   Zip

Signature of Requestor _________________________________________________________

                    Statement of Additional Information For
   Flexible Purchase Payment Variable Income with Guaranteed Minimum Income
                   Immediate and Deferred Annuity Contracts

                                Form P1165 4/05
                            Endorsement P5322 1/06

                                  Issued by:
Genworth Life and Annuity Insurance Company Genworth Life & Annuity VA Separate
                                   Account 2
                            6610 West Broad Street
                           Richmond, Virginia 23230
                        Telephone Number: 800.352.9910

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2019, for the Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 2. The terms used in the current prospectus for the Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts are incorporated into this Statement of Additional Information.


For a free copy of the prospectus:

Call:      800.352.9910

Or write:  Genworth Life and Annuity Insurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

Or visit:  www.genworth.com

Or:        contact your financial representative


The date of this Statement of Additional Information is May 1, 2019.

TABLE OF CONTENTS


The Company................................................... B-3

The Separate Account.......................................... B-4

The Contracts................................................. B-4
   Net Investment Factor...................................... B-4

Termination of Participation Agreement........................ B-4

Calculation of Performance Data............................... B-4
   Subaccount Investing in the Total Return Fund.............. B-4

Tax Matters................................................... B-5
   Taxation of Genworth Life and Annuity Insurance Company.... B-5
   IRS Required Distributions................................. B-5

General Provisions............................................ B-6
   Using the Contracts as Collateral.......................... B-6
   The Beneficiary............................................ B-6
   Non-Participating.......................................... B-6
   Misstatement of Age or Gender.............................. B-6
   Incontestability........................................... B-6
   Statement of Values........................................ B-6
   Trust as Owner or Beneficiary.............................. B-6
   Written Notice............................................. B-6

Legal Developments Regarding Employment-Related Benefit Plans. B-6

Regulation of Genworth Life and Annuity Insurance Company..... B-6

Experts....................................................... B-7

Financial Statements.......................................... B-7

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired GLAIC on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. ("the Parent"), a limited liability company incorporated in the People's Republic of China, and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of the Parent. Subject to the terms and conditions of the Merger Agreement, including the satisfaction or waiver of certain conditions, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of the Parent. The Parent is a newly formed subsidiary of China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, "China Oceanwide"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock for a total transaction value of approximately $2.7 billion, or $5.43 per share in cash. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement.


Genworth and China Oceanwide continue to work towards satisfying the closing conditions of their proposed transaction as soon as possible. The closing of the transaction remains subject to other conditions and approvals.


We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

We are a subsidiary of Genworth, a financial services company dedicated to helping meet the homeownership and long-term care needs of our customers. We operate through two segments: (i) U.S. Life Insurance and (ii) Runoff.

  . U.S. Life Insurance. Our principal products in our U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime.

     In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of our offerings for traditional life insurance and fixed annuity products. We, however, continue to service our existing retained and reinsured blocks of business.


  . Runoff. Our Runoff segment includes the results of non-strategic products that are no longer actively sold. Our non-strategic products primarily include our variable annuities, variable life insurance, group variable annuities offered through retirement plans and funding agreements. Most of our variable annuities include guaranteed minimum death benefits. Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. We no longer offer retail and group variable annuities but continue to accept purchase payments on and service our existing block of business. We also no longer offer variable life insurance policies but we continue to service existing policies.


We also have Corporate and Other activities, which include other corporate income and expenses not allocated to the segments.


We do business in the District of Columbia, Bermuda, and all states, except New York.


We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Variable Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance, of the Commonwealth of Virginia at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

The Separate Account

In accordance with the board resolution establishing the Separate Account, such Separate Account will be divided into one or more Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, unit investment trust, managed separate account and/or other portfolios (the "Eligible Portfolios"), and net premiums under the contracts shall be allocated to one or more Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

The Contracts

Net Investment Factor

The net investment factor measures investment performance of the Subaccount during a Valuation Period. The Subaccount has its own net investment factor for a Valuation Period. The net investment factor of a Subaccount available under a contract for a Valuation Period is (a) divided by (b) minus (c) where:

   (a) is the result of:

      (1) the value of the net assets of the Subaccount at the end of the preceding Valuation Period; plus

      (2) the investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the Valuation Period for which the net investment factor is being determined; minus

      (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

      (4) any amount charged against the Subaccount for taxes (this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount); and

   (b) is the value of the net assets of the Subaccount at the end of the preceding Valuation Period; and

   (c) is a factor for the Valuation Period representing the mortality and expense risk charge.

We will value the assets in the Separate Account at their fair market value in accordance with generally accepted accounting practices and applicable laws.

Termination of Participation Agreement

The participation agreement pursuant to which the State Street Variable Insurance Series Funds, Inc. -- Total Return Fund ("Total Return Fund") sells its shares to the Separate Account contains a provision regarding the circumstances in which the agreement may be terminated. This agreement may be terminated at the option of any party upon one-hundred eighty (180) days' advance written notice to the other parties, unless a shorter time is agreed to by the parties.

Calculation of Performance Data

From time to time, we may disclose total return, yield, and other performance data for the Subaccount investing in the Total Return Fund. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC and FINRA.

The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range from 0% to 3.5% of premium payments and are generally based on the rules of the state in which you reside.

Subaccount Investing in the Total Return Fund

Standardized Total Return. Sales literature or advertisements may quote total return, including average annual total return for the Subaccount for various periods of time including 1 year, 5 years and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that begin before the contract was available, performance data will be based on the performance of the Total Return Fund, adjusted for the level of the Separate Account and contract charges currently in effect. Average annual total return will be calculated using Subaccount unit values as described below:

   (1) We calculate unit value for each Valuation Period based on the performance of the Subaccount investing in the Total Return Fund (after deductions for the Total Return Fund's expenses, and the mortality and expense risk fees).

   (2) Standardized total return does not reflect the deduction of any premium taxes.

   (3) Standardized total return will then be calculated according to the following formula:

TR = (ERV/P)/1/N/ - 1

where:

TR   =   the average annual total return for the
         period.
ERV  =   the ending redeemable value (reflecting
         deductions as described above) of the
         hypothetical investment at the end of the
         period.
P    =   a hypothetical single investment of $1,000.
N    =   the duration of the period (in years).

The Total Return Fund has provided the price information used to calculate the historical performance of the Subaccount. We have no reason to doubt the accuracy of the figures provided by the Total Return Fund. We have not independently verified such information.

We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P) - 1

where:

CTR  =   the cumulative total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.

Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

Tax Matters

Taxation of Genworth Life and Annuity Insurance Company

We do not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the "Tax Matters" section of the prospectus.) Based upon these expectations, no charge is being made currently to the Separate Account for federal income taxes. Such a charge may be made in future years if we believe that we may incur federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we may currently impose a charge), charges for such taxes attributable to the Separate Account may also be made.

IRS Required Distributions

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified contract to provide that:

   (a) if any owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

   (b) if any owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

      (1) within five years after the date of that owner's death, or

      (2) as Income Payments which will begin within one year of that owner's death and which will be made over the life of the owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.

The "designated beneficiary" generally is the person who will be treated as the sole owner of the contract following the death of the owner, joint owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any owner is not an individual, the death of the Annuitant will be treated as the death of an owner for purposes of these rules.

The Non-Qualified contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

General Provisions

Using the Contracts as Collateral

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a beneficiary may be affected by an assignment. The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available and/or eligible for assignment. See the "Tax Matters" provision of the prospectus.

The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application or by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation.

Non-Participating

The contract is non-participating. No dividends are payable.

Misstatement of Age or Gender

If the Annuitant's age or gender, if applicable, was misstated on the contract data page, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

Incontestability

We will not contest the contract.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after each report date. The statement will show Contract Value, purchase payments and other financial transactions made by you during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and each Annuitant's full name must be included.

We will send all notices to the owner at the last known address on file with us.

Legal Developments Regarding Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

Regulation of Genworth Life And Annuity Insurance Company

Besides federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia, Bermuda, and all states, except New York.

Experts


The statutory financial statements of Genworth Life and Annuity Insurance Company as of December 31, 2018 and 2017, and for each of the years in the three-year period ended December 31, 2018, and the financial statements of the Subaccounts which comprise the Separate Account as of December 31, 2018 and for the periods indicated, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report dated April 22, 2019 of Genworth Life and Annuity Insurance Company includes explanatory language that states that the financial statements are prepared by Genworth Life and Annuity Insurance Company using statutory accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance.


The business address for KPMG LLP is 1021 East Cary Street, Suite 2000, Richmond, Virginia 23219.

Financial Statements


The Statement of Additional Information contains the statutory financial statements of the Company and the financial statements of the Separate Account. You should distinguish the financial statements of the Company from the financial statements of the Separate Account. Please consider the financial statements of the Company only as bearing on our ability to meet our obligations under the contracts. You should not consider the financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                             Financial Statements

                         Year ended December 31, 2018

    (With Report of Independent Registered Public Accounting Firm Thereon)

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               Table of Contents

                         Year ended December 31, 2018

                                                                            Page
                                                                            -----
Report of Independent Registered public Accounting Firm....................   F-1

Statements of Assets and Liabilities.......................................   F-4

Statements of Operations...................................................  F-10

Statements of Changes in Net Assets........................................  F-16

Notes to Financial Statements..............................................  F-34

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of Genworth Life and Annuity Insurance Company and Contract Owners of Genworth Life & Annuity VA Separate Account 2:

Opinion on the Financial Statements

   We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix that comprise the Genworth Life & Annuity VA Separate Account 2 (the Separate Account) as of December 31, 2018, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

   These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

   We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account's auditor since 1996.

Richmond, Virginia
April 17, 2019

                                   Appendix

   Statement of assets and liabilities as of December 31, 2018, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

AB Variable Products Series Fund, Inc.
   AB Balanced Wealth Strategy Portfolio -- Class B
   AB Global Thematic Growth Portfolio -- Class B
   AB Growth and Income Portfolio -- Class B
   AB International Value Portfolio -- Class B
   AB Large Cap Growth Portfolio -- Class B
   AB Small Cap Growth Portfolio -- Class B
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
   Invesco V.I. American Franchise Fund -- Series I shares
   Invesco V.I. Comstock Fund -- Series II shares
   Invesco V.I. Core Equity Fund -- Series I shares
   Invesco V.I. Equity and Income Fund -- Series II shares
   Invesco V.I. International Growth Fund -- Series II shares
   Invesco V.I. Value Opportunities Fund -- Series II shares
American Century Variable Portfolios II, Inc.
   VP Inflation Protection Fund -- Class II
BlackRock Variable Series Funds, Inc.
   BlackRock Advantage U.S. Total Market V.I. Fund -- Class III Shares (1) BlackRock Basic Value V.I. Fund -- Class III Shares
   BlackRock Global Allocation V.I. Fund -- Class III Shares
   BlackRock Large Cap Focus Growth V.I. Fund -- Class III Shares (1) Columbia Funds Variable Series Trust II
   CTIVP/SM/ -- Loomis Sayles Growth Fund -- Class 1 (1)
   Columbia Variable Portfolio -- Overseas Core Fund -- Class 2 (1)
Eaton Vance Variable Trust
   VT Floating-Rate Income Fund
Federated Insurance Series
   Federated High Income Bond Fund II -- Service Shares
   Federated Kaufmann Fund II -- Service Shares
Fidelity(R) Variable Insurance Products Fund
   VIP Balanced Portfolio -- Service Class 2
   VIP Contrafund(R) Portfolio -- Service Class 2
   VIP Dynamic Capital Appreciation Portfolio -- Service Class 2
   VIP Equity-Income Portfolio -- Service Class 2
   VIP FundsManager(R) 50% Portfolio -- Service Class 2
   VIP FundsManager(R) 60% Portfolio -- Service Class 2
   VIP Growth & Income Portfolio -- Service Class 2
   VIP Growth Opportunities Portfolio -- Service Class 2
   VIP Growth Portfolio -- Service Class 2
   VIP Investment Grade Bond Portfolio -- Service Class 2
   VIP Mid Cap Portfolio -- Service Class 2
   VIP Value Strategies Portfolio -- Service Class 2
Franklin Templeton Variable Insurance Products Trust
   Franklin Founding Funds Allocation VIP Fund -- Class 2 Shares
   Franklin Income VIP Fund -- Class 2 Shares
   Franklin Mutual Shares VIP Fund -- Class 2 Shares
   Templeton Growth VIP Fund -- Class 2 Shares
Goldman Sachs Variable Insurance Trust
   Goldman Sachs Government Money Market Fund -- Service Shares

Janus Aspen Series
   Janus Henderson Balanced Portfolio -- Service Shares (1)
   Janus Henderson Forty Portfolio -- Service Shares (1)
Legg Mason Partners Variable Equity Trust
   ClearBridge Variable Aggressive Growth Portfolio -- Class II
   ClearBridge Variable Dividend Strategy Portfolio -- Class II
   ClearBridge Variable Large Cap Value Portfolio -- Class I
MFS(R) Variable Insurance Trust
   MFS(R) Total Return Series -- Service Class Shares
   MFS(R) Utilities Series -- Service Class Shares
MFS(R) Variable Insurance Trust II
   MFS(R) Massachusetts Investors Growth Stock Portfolio -- Service Class Shares Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service Shares
   Oppenheimer Conservative Balanced Fund/VA -- Service Shares
   Oppenheimer Global Fund/VA -- Service Shares
   Oppenheimer Main Street Fund/VA -- Service Shares
   Oppenheimer Main Street Small Cap Fund(R)/VA -- Service Shares
PIMCO Variable Insurance Trust
   All Asset Portfolio -- Advisor Class Shares
   High Yield Portfolio -- Administrative Class Shares
   Long-Term U.S. Government Portfolio -- Administrative Class Shares
   Low Duration Portfolio -- Administrative Class Shares
   Total Return Portfolio -- Administrative Class Shares
State Street Variable Insurance Series Funds, Inc.
   Income V.I.S. Fund -- Class 1 Shares
   Real Estate Securities V.I.S. Fund -- Class 1 Shares
   S&P 500(R) Index V.I.S. Fund -- Class 1 Shares
   Small-Cap Equity V.I.S. Fund -- Class 1 Shares
   Total Return V.I.S. Fund -- Class 3 Shares
   U.S. Equity V.I.S. Fund -- Class 1 Shares
The Prudential Series Fund
   Jennison 20/20 Focus Portfolio -- Class II Shares
   Jennison Portfolio -- Class II Shares
   Natural Resources Portfolio -- Class II Shares
Wells Fargo Variable Trust
   Wells Fargo VT Omega Growth Fund -- Class 2

(1)See Note 1 to the financial statements for the former name of the subaccount.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                     Statements of Assets and Liabilities

                               December 31, 2018


                                                             AB Variable Products Series Fund, Inc.
                                                      ----------------------------------------------------
                                                           AB           AB
                                                        Balanced      Global         AB           AB
                                                         Wealth      Thematic    Growth and  International
                                         Consolidated   Strategy      Growth       Income        Value
                                            Total     Portfolio -- Portfolio -- Portfolio -- Portfolio --
                                         (unaudited)    Class B      Class B      Class B       Class B
----------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)      $559,068,265   $1,036,092      $57,078     $609,034    $3,247,016
Dividend receivable                           109,057           --           --           --            --
Receivable for units sold                     108,729           --           64          522         2,069
Total assets                              559,286,051    1,036,092       57,142      609,556     3,249,085

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                      73,875          138            7           58           393
Payable for units withdrawn                   350,202          359           --           --            --
Total liabilities                             424,077          497            7           58           393

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                       541,377,825    1,028,139       57,135      609,498     3,085,571
Variable annuity contract owners in the
annuitization period                       17,484,149        7,456           --           --       163,121
Net assets                               $558,861,974   $1,035,595      $57,135     $609,498    $3,248,692

Investments in securities at cost        $600,414,090   $1,166,168      $39,992     $650,950    $3,660,779
Shares outstanding                                         103,817        2,168       22,276       264,200

                                           AIM Variable
                                          Insurance Funds       American
                                         (Invesco Variable       Century
                                         Insurance Funds)       Variable
                                            (continued)    Portfolios II, Inc.       BlackRock Variable Series Funds, Inc.
                                         ----------------- ------------------- --------------------------------------------------

                                              Invesco                             BlackRock        BlackRock        BlackRock
                                               V.I.                VP             Advantage          Basic            Global
                                               Value            Inflation         U.S. Total         Value          Allocation
                                           Opportunities       Protection           Market            V.I.             V.I.
                                              Fund --            Fund --         V.I. Fund --       Fund --          Fund --
                                         Series II shares       Class II       Class III Shares Class III Shares Class III Shares
---------------------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)                    $--          $4,722,856         $103,255       $3,391,344     $117,384,846
Dividend receivable                                     --                  --               --               --               --
Receivable for units sold                               --                  --               --            4,456               --
Total assets                                            --           4,722,856          103,255        3,395,800      117,384,846

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                               --                 580               10              406           15,674
Payable for units withdrawn                             --              11,351               --               --           32,213
Total liabilities                                       --              11,931               10              406           47,887

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                                     --           4,430,584          103,245        3,233,736      112,679,294
Variable annuity contract owners in the
annuitization period                                    --             280,341               --          161,658        4,657,665
Net assets                                             $--          $4,710,925         $103,245       $3,395,394     $117,336,959

Investments in securities at cost                      $--          $5,076,792         $109,045       $3,864,032     $127,033,295
Shares outstanding                                      --             489,923            7,043          275,943        9,064,467

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

  AB Variable Products
Series Fund, Inc. (continued)          AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
----------------------------------------------------------------------------------------------------------------
                                  Invesco                          Invesco         Invesco          Invesco
     AB             AB             V.I.           Invesco           V.I.             V.I.             V.I.
 Large Cap      Small Cap        American           V.I.            Core          Equity and     International
   Growth         Growth         Franchise        Comstock         Equity           Income           Growth
Portfolio --   Portfolio --       Fund --         Fund --          Fund --         Fund --          Fund --
  Class B        Class B      Series I shares Series II shares Series I shares Series II shares Series II shares
----------------------------------------------------------------------------------------------------------------

    $130,835       $833,854           $85,314       $1,347,999     $11,516,392       $1,403,753       $4,723,065
          --             --                --               --              --               --               --
          --             --                --               --          22,883            1,964               --
     130,835        833,854            85,314        1,347,999      11,539,275        1,405,717        4,723,065

          12            110                 8              166           1,362              198              566
          --              1                --               --              --               --            3,329
          12            111                 8              166           1,362              198            3,895

     130,823        833,743            85,306        1,347,833      10,839,048        1,324,203        4,498,369
          --             --                --               --         698,865           81,316          220,801
    $130,823       $833,743           $85,306       $1,347,833     $11,537,913       $1,405,519       $4,719,170

     $90,438       $894,658           $67,308       $1,425,408     $13,281,841       $1,351,831       $4,882,626
       2,675         55,479             1,493           83,935         372,217           87,516          145,280


   BlackRock                                                                               Fidelity(R)
Variable Series                                                                             Variable
  Funds, Inc.     Columbia Funds Variable    Eaton Vance                                    Insurance
  (continued)         Series Trust II       Variable Trust  Federated Insurance Series    Products Fund
--------------------------------------------------------------------------------------------------------
   BlackRock                     Columbia
   Large Cap                     Variable                    Federated
     Focus       CTIVP/SM/ --  Portfolio --                     High
     Growth      Loomis Sayles   Overseas         VT           Income       Federated          VIP
      V.I.          Growth         Core     Floating-Rate       Bond         Kaufmann       Balanced
    Fund --         Fund --      Fund --        Income       Fund II --     Fund II --    Portfolio --
Class III Shares    Class 1      Class 2         Fund      Service Shares Service Shares Service Class 2
--------------------------------------------------------------------------------------------------------

          $3,747    $3,618,666     $395,530     $5,865,642       $132,146       $810,946      $4,513,064
              --            --           --         22,345             --             --              --
              --         1,980           --             --             --            100           1,227
           3,747     3,620,646      395,530      5,887,987        132,146        811,046       4,514,291

              --           437           46            719             13            108             573
              --            --            2          5,581            228             --              --
              --           437           48          6,300            241            108             573

           3,747     3,457,949      395,482      5,605,358        131,905        810,938       4,423,258
              --       162,260           --        276,329             --             --          90,460
          $3,747    $3,620,209     $395,482     $5,881,687       $131,905       $810,938      $4,513,718

          $3,647    $3,059,159     $409,452     $6,106,522       $143,983       $776,519      $4,520,890
             285       126,971       31,218        657,583         21,878         46,155         275,691

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018





                                                     Fidelity(R) Variable Insurance Products Fund (continued)
                                         ---------------------------------------------------------------------------------
                                                               VIP
                                                             Dynamic
                                               VIP           Capital           VIP             VIP              VIP
                                          Contrafund(R)   Appreciation    Equity-Income  FundsManager(R)  FundsManager(R)
                                          Portfolio --    Portfolio --    Portfolio --   50% Portfolio -- 60% Portfolio --
                                         Service Class 2 Service Class 2 Service Class 2 Service Class 2  Service Class 2
--------------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)           $5,517,637        $113,338      $5,503,021      $25,463,839      $91,321,073
Dividend receivable                                   --              --              --               --               --
Receivable for units sold                          8,309              --           5,763               --               --
Total assets                                   5,525,946         113,338       5,508,784       25,463,839       91,321,073

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                            641              15             652            3,320           11,793
Payable for units withdrawn                           --               1              --           22,385           21,101
Total liabilities                                    641              16             652           25,705           32,894

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                            5,362,426         113,322       5,345,410       25,438,134       91,288,179
Variable annuity contract owners in the
annuitization period                             162,879              --         162,722               --               --
Net assets                                    $5,525,305        $113,322      $5,508,132      $25,438,134      $91,288,179

Investments in securities at cost             $5,337,780         $98,135      $5,848,058      $23,872,185      $93,920,275
Shares outstanding                               176,226           9,540         277,230        2,187,615        8,953,046

                                                                                       Goldman Sachs
                                            Franklin Templeton Variable Insurance        Variable      Janus Aspen
                                                  Products Trust (continued)          Insurance Trust     Series
                                         -------------------------------------------- --------------- --------------

                                                                                          Goldman
                                                           Franklin      Templeton         Sachs          Janus
                                            Franklin        Mutual         Growth       Government      Henderson
                                             Income         Shares          VIP        Money Market      Balanced
                                          VIP Fund --    VIP Fund --      Fund --         Fund --      Portfolio --
                                         Class 2 Shares Class 2 Shares Class 2 Shares Service Shares  Service Shares
--------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)         $11,959,009     $1,770,278       $223,516      $8,277,728     $7,658,018
Dividend receivable                                  --             --             --          12,885             --
Receivable for units sold                            --          3,591            238              --             --
Total assets                                 11,959,009      1,773,869        223,754       8,290,613      7,658,018

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                         1,722            205             23           1,039          1,022
Payable for units withdrawn                         794             --             --         116,506          3,513
Total liabilities                                 2,516            205             23         117,545          4,535

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                          10,890,782      1,773,664        223,731       8,078,293      7,013,588
Variable annuity contract owners in the
annuitization period                          1,065,711             --             --          94,775        639,895
Net assets                                  $11,956,493     $1,773,664       $223,731      $8,173,068     $7,653,483

Investments in securities at cost           $12,250,080     $1,788,914       $229,594      $8,277,728     $6,766,158
Shares outstanding                              811,330        101,740         18,306       8,277,728        215,173

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                                                                                                   Franklin
                                                                                                  Templeton
                                                                                                   Variable
                                                                                                  Insurance
                   Fidelity(R) Variable Insurance Products Fund (continued)                     Products Trust
--------------------------------------------------------------------------------------------------------------
                                                                                                   Franklin
      VIP             VIP                             VIP                             VIP          Founding
   Growth &         Growth            VIP         Investment          VIP            Value          Funds
    Income       Opportunities      Growth        Grade Bond        Mid Cap       Strategies      Allocation
 Portfolio --    Portfolio --    Portfolio --    Portfolio --    Portfolio --    Portfolio --    VIP Fund --
Service Class 2 Service Class 2 Service Class 2 Service Class 2 Service Class 2 Service Class 2 Class 2 Shares
--------------------------------------------------------------------------------------------------------------

       $373,993      $1,701,152        $224,505      $9,560,200      $6,860,425        $151,060     $3,615,870
             --              --              --              --              --              --             --
             --              --             212              --          14,411              --          2,988
        373,993       1,701,152         224,717       9,560,200       6,874,836         151,060      3,618,858

             43             172              20           1,157             829              14            540
             --              18              --          35,646              --              --             --
             43             190              20          36,803             829              14            540

        373,950       1,700,962         224,697       8,959,382       6,606,509         151,046      3,420,296
             --              --              --         564,015         267,498              --        198,022
       $373,950      $1,700,962        $224,697      $9,523,397      $6,874,007        $151,046     $3,618,318

       $399,056      $1,340,145        $222,499      $9,998,453      $7,540,784        $143,530     $4,192,711
         19,746          45,412           3,626         794,697         234,785          13,475        572,131


   Janus Aspen                                                                                MFS(R) Variable
Series (continued) Legg Mason Partners Variable Equity Trust MFS(R) Variable Insurance Trust Insurance Trust II
---------------------------------------------------------------------------------------------------------------
                                                                                                   MFS(R)
                   ClearBridge   ClearBridge   ClearBridge                                     Massachusetts
      Janus          Variable      Variable      Variable       MFS(R)          MFS(R)           Investors
    Henderson       Aggressive     Dividend     Large Cap    Total Return     Utilities         Growth Stock
      Forty           Growth       Strategy       Value       Series --       Series --         Portfolio --
   Portfolio --    Portfolio --  Portfolio --  Portfolio --    Service         Service            Service
  Service Shares     Class II      Class II      Class I     Class Shares    Class Shares       Class Shares
---------------------------------------------------------------------------------------------------------------

        $1,464,487          $--       $38,689       $48,143    $3,362,493        $245,086               $18,638
                --           --            --            --            --              --                    --
                --           --            --            --            --              --                    --
         1,464,487           --        38,689        48,143     3,362,493         245,086                18,638

               184           --             6             5           399              29                     2
                28           --             1            --           236              --                    --
               212           --             7             5           635              29                     2

         1,464,275           --        32,334        48,138     3,294,371         245,057                18,636
                --           --         6,348            --        67,487              --                    --
        $1,464,275          $--       $38,682       $48,138    $3,361,858        $245,057               $18,636

        $1,540,229          $--       $34,785       $50,343    $3,242,626        $226,620               $18,680
            44,178           --         2,207         2,694       157,273           8,492                 1,072

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018


                                                             Oppenheimer Variable Account Funds
                                         --------------------------------------------------------------------------

                                          Oppenheimer    Oppenheimer                                  Oppenheimer
                                            Capital      Conservative   Oppenheimer    Oppenheimer    Main Street
                                          Appreciation     Balanced        Global      Main Street     Small Cap
                                           Fund/VA --     Fund/VA --     Fund/VA --     Fund/VA --   Fund(R)/VA --
                                         Service Shares Service Shares Service Shares Service Shares Service Shares
-------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)            $145,031       $454,435     $4,134,265    $11,829,101     $2,682,204
Dividend receivable                                  --             --             --             --             --
Receivable for units sold                           199             --          1,130         22,739          6,115
Total assets                                    145,230        454,435      4,135,395     11,851,840      2,688,319

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                            15             65            484          1,399            328
Payable for units withdrawn                          --            910             --             --             --
Total liabilities                                    15            975            484          1,399            328

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                             145,215        411,234      4,026,048     11,151,296      2,581,456
Variable annuity contract owners in the
annuitization period                                 --         42,226        108,863        699,145        106,535
Net assets                                     $145,215       $453,460     $4,134,911    $11,850,441     $2,687,991

Investments in securities at cost              $149,458       $420,841     $4,090,205    $11,858,888     $2,881,827
Shares outstanding                                3,035         31,913        110,159        446,213        133,909

                                                                                                        The Prudential
                                         State Street Variable Insurance Series Funds, Inc. (continued)   Series Fund
                                         -----------------------------------------------------------    ---------------

                                           S&P 500(R)        Small-Cap        Total           U.S.         Jennison
                                             Index             Equity         Return         Equity          20/20
                                             V.I.S.            V.I.S.         V.I.S.         V.I.S.          Focus
                                            Fund --           Fund --        Fund --        Fund --      Portfolio --
                                         Class 1 Shares    Class 1 Shares Class 3 Shares Class 1 Shares Class II Shares
-----------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)             $14,568          $171,991   $154,329,579       $135,585        $313,151
Dividend receivable                                  --                --             --             --              --
Receivable for units sold                            --               840             --             --             574
Total assets                                     14,568           172,831    154,329,579        135,585         313,725

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                             5                18         22,036             13              34
Payable for units withdrawn                           1                --         21,241             --              --
Total liabilities                                     6                18         43,277             13              34

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                              14,562           172,813    149,239,148        135,572         313,691
Variable annuity contract owners in the
annuitization period                                 --                --      5,047,154             --              --
Net assets                                      $14,562          $172,813   $154,286,302       $135,572        $313,691

Investments in securities at cost               $12,372          $214,633   $178,408,139       $137,044        $179,021
Shares outstanding                                  382            15,302     11,015,673          3,561          11,116

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                                                                         State Street Variable Insurance Series
                     PIMCO Variable Insurance Trust                               Funds, Inc.
---------------------------------------------------------------------------------------------------------------
                              Long-Term                                                           Real
                  High           U.S.           Low           Total                              Estate
 All Asset       Yield        Government      Duration        Return         Income            Securities
Portfolio --  Portfolio --   Portfolio --   Portfolio --   Portfolio --      V.I.S.              V.I.S.
  Advisor    Administrative Administrative Administrative Administrative    Fund --             Fund --
Class Shares  Class Shares   Class Shares   Class Shares   Class Shares  Class 1 Shares      Class 1 Shares
---------------------------------------------------------------------------------------------------------------

    $145,649     $3,459,016     $3,517,144     $4,873,917    $14,432,301         $7,752          $2,399,845
          --         14,841          7,138         12,805         39,043             --                  --
          --             --             --             --             --             --               3,551
     145,649      3,473,857      3,524,282      4,886,722     14,471,344          7,752           2,403,396

          16            434            428            596          1,748              1                 285
          --          3,321         15,647         14,729         41,059             --                  --
          16          3,755         16,075         15,325         42,807              1                 285

     145,633      3,304,180      3,336,473      4,702,988     13,807,913          7,751           2,296,202
          --        165,922        171,734        168,409        620,624             --             106,909
    $145,633     $3,470,102     $3,508,207     $4,871,397    $14,428,537         $7,751          $2,403,111

    $154,144     $3,688,472     $3,711,997     $4,993,553    $15,190,939         $8,041          $2,750,304
      14,492        475,140        302,680        483,523      1,377,128            700             215,426

                         The Prudential           Wells Fargo
                     Series Fund (continued)     Variable Trust
                 ------------------------------- --------------
                                                  Wells Fargo
                                                       VT
                                     Natural         Omega
                    Jennison        Resources        Growth
                  Portfolio --    Portfolio --      Fund --
                 Class II Shares Class II Shares    Class 2
                 ----------------------------------------------

                        $207,023      $4,385,146        $25,889
                              --              --             --
                              --           2,804             --
                         207,023       4,387,950         25,889

                              20             530              3
                               1              --             --
                              21             530              3

                         207,002       4,170,416         25,886
                              --         217,004             --
                        $207,002      $4,387,420        $25,886

                        $222,575      $5,359,623        $27,310
                           3,528         206,263          1,026

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                           Statements of Operations


                                                                AB Variable Products Series Fund, Inc.
                                                       --------------------------------------------------------
                                                            AB            AB
                                                         Balanced       Global          AB            AB
                                                          Wealth       Thematic     Growth and   International
                                         Consolidated    Strategy       Growth        Income         Value
                                            Total      Portfolio --  Portfolio --  Portfolio --  Portfolio --
                                         (unaudited)     Class B       Class B       Class B        Class B
                                         ------------  ------------  ------------  ------------  -------------
                                          Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                         December 31,  December 31,  December 31,  December 31,  December 31,
                                             2018          2018          2018          2018          2018
---------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends               $9,391,065       $19,179           $--        $5,206        $43,833
Mortality and expense risk and
administrative charges (note 4a)           10,674,748        19,796         1,090         7,835         58,025
Net investment income (expense)            (1,283,683)         (617)       (1,090)       (2,629)       (14,192)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                   14,665,128           895        15,384         3,037         88,799
Change in unrealized appreciation
(depreciation)                           (125,436,693)     (175,484)      (20,370)     (119,921)    (1,077,812)
Capital gain distributions                 62,788,219        85,833            --        79,142             --
Net realized and unrealized gain (loss)
on investments                            (47,983,346)      (88,756)       (4,986)      (37,742)      (989,013)

Increase (decrease) in net assets from
operations                               $(49,267,029)     $(89,373)      $(6,076)     $(40,371)   $(1,003,205)

                                           AIM Variable
                                          Insurance Funds       American
                                         (Invesco Variable       Century
                                         Insurance Funds)       Variable
                                            (continued)    Portfolios II, Inc.
                                         ----------------- -------------------

                                              Invesco
                                               V.I.                VP
                                               Value            Inflation
                                           Opportunities       Protection
                                              Fund --            Fund --
                                         Series II shares       Class II
--------------------------------------------------------------------------------
                                            Year Ended         Year Ended
                                           December 31,       December 31,
                                               2018               2018
--------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                           $--            $142,728
Mortality and expense risk and
administrative charges (note 4a)                        --              75,705
Net investment income (expense)                         --              67,023

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                                --            (118,114)
Change in unrealized appreciation
(depreciation)                                          --            (180,199)
Capital gain distributions                              --                  --
Net realized and unrealized gain (loss)
on investments                                          --            (298,313)

Increase (decrease) in net assets from
operations                                             $--           $(231,290)




                                                 BlackRock Variable Series Funds, Inc.
                                         -----------------------------------------------------

                                            BlackRock         BlackRock         BlackRock
                                            Advantage           Basic             Global
                                            U.S. Total          Value           Allocation
                                              Market             V.I.              V.I.
                                           V.I. Fund --        Fund --           Fund --
                                         Class III Shares  Class III Shares  Class III Shares
----------------------------------------------------------------------------------------------
                                            Year Ended        Year Ended        Year Ended
                                           December 31,      December 31,      December 31,
                                               2018              2018              2018
----------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                       $1,755           $57,808        $1,112,158
Mortality and expense risk and
administrative charges (note 4a)                    1,482            58,775         2,311,212
Net investment income (expense)                       273              (967)       (1,199,054)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                           (8,004)           87,974         1,404,870
Change in unrealized appreciation
(depreciation)                                    (15,962)         (822,892)      (18,053,553)
Capital gain distributions                         14,908           408,088         5,674,352
Net realized and unrealized gain (loss)
on investments                                     (9,058)         (326,830)      (10,974,331)

Increase (decrease) in net assets from
operations                                        $(8,785)        $(327,797)     $(12,173,385)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

AB Variable Products Series
  Fund, Inc. (continued)                AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
-------------------------------------------------------------------------------------------------------------------
                                Invesco                            Invesco          Invesco           Invesco
     AB            AB            V.I.            Invesco            V.I.              V.I.              V.I.
 Large Cap     Small Cap       American            V.I.             Core           Equity and      International
   Growth        Growth        Franchise         Comstock          Equity            Income            Growth
Portfolio --  Portfolio --      Fund --          Fund --           Fund --          Fund --           Fund --
  Class B       Class B     Series I shares  Series II shares  Series I shares  Series II shares  Series II shares
-------------------------------------------------------------------------------------------------------------------
 Year Ended    Year Ended     Year Ended        Year Ended       Year Ended        Year Ended        Year Ended
December 31,  December 31,   December 31,      December 31,     December 31,      December 31,      December 31,
    2018          2018           2018              2018             2018              2018              2018
-------------------------------------------------------------------------------------------------------------------

         $--           $--              $--           $22,520         $120,535           $32,506          $103,708

       1,636        16,982            1,125            24,629          171,177            30,531            85,416
      (1,636)      (16,982)          (1,125)           (2,109)         (50,642)            1,975            18,292

      11,217        31,230              690            56,101          (68,245)          175,609           175,989
     (22,994)      (68,725)          (9,859)         (413,771)      (2,156,014)         (411,415)       (1,204,203)
      16,062        54,295            6,104           154,895          863,282            72,223            40,679
       4,285        16,800           (3,065)         (202,775)      (1,360,977)         (163,583)         (987,535)

      $2,649         $(182)         $(4,190)        $(204,884)     $(1,411,619)        $(161,608)        $(969,243)


   BlackRock                                                                                      Fidelity(R)
Variable Series                                                                                    Variable
  Funds, Inc.        Columbia Funds Variable     Eaton Vance                                       Insurance
  (continued)            Series Trust II        Variable Trust    Federated Insurance Series     Products Fund
----------------------------------------------------------------------------------------------------------------
   BlackRock
   Large Cap                       Columbia                       Federated
     Focus        CTIVP/SM/ --     Variable                          High
     Growth       Loomis Sayles  Portfolio --         VT            Income        Federated           VIP
      V.I.           Growth      Overseas Core  Floating-Rate        Bond          Kaufmann        Balanced
    Fund --          Fund --        Fund --         Income        Fund II --      Fund II --     Portfolio --
Class III Shares     Class 1        Class 2          Fund       Service Shares  Service Shares  Service Class 2
----------------------------------------------------------------------------------------------------------------
   Year Ended      Year Ended     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
  December 31,    December 31,   December 31,    December 31,    December 31,    December 31,    December 31,
      2018            2018           2018            2018            2018            2018            2018
----------------------------------------------------------------------------------------------------------------

             $--            $--        $15,605        $205,405         $10,990             $--          $61,649

              48         79,736          8,328          80,579           2,051          15,860           73,926
             (48)       (79,736)         7,277         124,826           8,939         (15,860)         (12,277)

              12        877,578         13,187         (10,678)         (1,614)         85,192          133,698
            (328)      (751,855)      (126,194)       (227,759)        (15,510)       (124,890)        (641,390)
             423             --             --              --              --          81,203          231,427
             107        125,723       (113,007)       (238,437)        (17,124)         41,505         (276,265)

             $59        $45,987      $(105,730)      $(113,611)        $(8,185)        $25,645        $(288,542)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2





                                                        Fidelity(R) Variable Insurance Products Fund (continued)
                                         --------------------------------------------------------------------------------------
                                                                VIP
                                                              Dynamic
                                               VIP            Capital            VIP              VIP               VIP
                                          Contrafund(R)    Appreciation     Equity-Income   FundsManager(R)   FundsManager(R)
                                          Portfolio --     Portfolio --     Portfolio --    50% Portfolio --  60% Portfolio --
                                         Service Class 2  Service Class 2  Service Class 2  Service Class 2   Service Class 2
                                         ---------------  ---------------  ---------------  ----------------  ----------------
                                           Year Ended       Year Ended       Year Ended        Year Ended        Year Ended
                                          December 31,     December 31,     December 31,      December 31,      December 31,
                                              2018             2018             2018              2018              2018
-------------------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                    $ 32,396             $463         $126,972          $356,449        $1,109,048
Mortality and expense risk and
administrative charges (note 4a)                 118,299            2,344           94,515           490,218         1,668,461
Net investment income (expense)                  (85,903)          (1,881)          32,457          (133,769)         (559,413)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                         913,748           11,618           41,417         1,185,025         2,002,961
Change in unrealized appreciation
(depreciation)                                (1,942,680)         (30,192)        (999,378)       (5,379,008)      (22,036,814)
Capital gain distributions                       884,991           15,098          317,119         2,411,753        12,722,449
Net realized and unrealized gain (loss)
on investments                                  (143,941)          (3,476)        (640,842)       (1,782,230)       (7,311,404)

Increase (decrease) in net assets from
operations                                     $(229,844)         $(5,357)       $(608,385)      $(1,915,999)      $(7,870,817)

                                                                                          Goldman Sachs
                                              Franklin Templeton Variable Insurance         Variable       Janus Aspen
                                                   Products Trust (continued)            Insurance Trust      Series
                                         ----------------------------------------------- ---------------  --------------

                                                                                             Goldman
                                                            Franklin       Templeton          Sachs           Janus
                                            Franklin         Mutual          Growth        Government       Henderson
                                             Income          Shares           VIP         Money Market       Balanced
                                          VIP Fund --     VIP Fund --       Fund --          Fund --       Portfolio --
                                         Class 2 Shares  Class 2 Shares  Class 2 Shares  Service Shares   Service Shares
                                         --------------  --------------  --------------  ---------------  --------------
                                           Year Ended      Year Ended      Year Ended      Year Ended       Year Ended
                                          December 31,    December 31,    December 31,    December 31,     December 31,
                                              2018            2018            2018            2018             2018
-------------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                   $646,925         $50,972          $5,165         $125,350        $142,232
Mortality and expense risk and
administrative charges (note 4a)                237,864          31,488           3,189          128,726         131,373
Net investment income (expense)                 409,061          19,484           1,976           (3,376)         10,859

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                        165,388          91,485           4,517               --         348,878
Change in unrealized appreciation
(depreciation)                               (1,327,706)       (397,906)        (69,702)              --        (645,253)
Capital gain distributions                           --          79,370          21,876               --         205,509
Net realized and unrealized gain (loss)
on investments                               (1,162,318)       (227,051)        (43,309)              --         (90,866)

Increase (decrease) in net assets from
operations                                    $(753,257)      $(207,567)       $(41,333)         $(3,376)       $(80,007)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                                                         Franklin
                                                                                                        Templeton
                                                                                                         Variable
                                                                                                        Insurance
                      Fidelity(R) Variable Insurance Products Fund (continued)                        Products Trust
---------------------------------------------------------------------------------------------------------------------
                                                                                                         Franklin
      VIP              VIP                               VIP                               VIP           Founding
   Growth &          Growth             VIP          Investment           VIP             Value           Funds
    Income        Opportunities       Growth         Grade Bond         Mid Cap        Strategies       Allocation
 Portfolio --     Portfolio --     Portfolio --     Portfolio --     Portfolio --     Portfolio --     VIP Fund --
Service Class 2  Service Class 2  Service Class 2  Service Class 2  Service Class 2  Service Class 2  Class 2 Shares
---------------------------------------------------------------------------------------------------------------------
  Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
 December 31,     December 31,     December 31,     December 31,     December 31,     December 31,     December 31,
     2018             2018             2018             2018             2018             2018             2018
---------------------------------------------------------------------------------------------------------------------

           $477           $2,138             $130         $245,296          $33,657           $1,348        $135,684

          3,771           33,786            3,565          191,086          124,703            2,278          81,695
         (3,294)         (31,648)          (3,435)          54,210          (91,046)            (930)         53,989

          2,469          228,403           68,468         (302,855)         194,682              744         (15,872)
        (68,096)        (108,646)         (92,416)        (210,452)      (2,118,164)         (42,771)       (618,684)
         14,999          134,822           44,842           93,909          757,539            8,773         106,256
        (50,628)         254,579           20,894         (419,398)      (1,165,943)         (33,254)       (528,300)

       $(53,922)        $222,931          $17,459        $(365,188)     $(1,256,989)        $(34,184)      $(474,311)


   Janus Aspen                                                                                 MFS(R) Variable
Series (continued)  Legg Mason Partners Variable Equity Trust MFS(R) Variable Insurance Trust Insurance Trust II
-----------------------------------------------------------------------------------------------------------------
                                                                                                    MFS(R)
                    ClearBridge   ClearBridge   ClearBridge                                     Massachusetts
      Janus           Variable      Variable      Variable       MFS(R)          MFS(R)           Investors
    Henderson        Aggressive     Dividend     Large Cap    Total Return     Utilities         Growth Stock
      Forty            Growth       Strategy       Value       Series --       Series --         Portfolio --
   Portfolio --     Portfolio --  Portfolio --  Portfolio --    Service         Service            Service
  Service Shares      Class II      Class II      Class I     Class Shares    Class Shares       Class Shares
-----------------------------------------------------------------------------------------------------------------
    Year Ended       Year Ended    Year Ended    Year Ended    Year Ended      Year Ended         Year Ended
   December 31,     December 31,  December 31,  December 31,  December 31,    December 31,       December 31,
       2018             2018          2018          2018          2018            2018               2018
-----------------------------------------------------------------------------------------------------------------

           $23,896           $--          $584          $850       $77,340          $2,734                   $68

            29,284            28           787           711        57,297           4,170                   232
            (5,388)          (28)         (203)          139        20,043          (1,436)                 (164)

            45,711           898         2,273         1,231        97,511             376                    58
          (252,034)         (736)       (7,250)      (10,540)     (571,163)            360                (1,176)
           256,737            --         2,522         3,543       178,088           1,250                 1,194
            50,414           162        (2,455)       (5,766)     (295,564)          1,986                    76

           $45,026          $134       $(2,658)      $(5,627)    $(275,521)           $550                  $(88)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2


                                                               Oppenheimer Variable Account Funds
                                         -------------------------------------------------------------------------------
                                          Oppenheimer     Oppenheimer                                     Oppenheimer
                                            Capital       Conservative    Oppenheimer     Oppenheimer     Main Street
                                          Appreciation      Balanced         Global       Main Street      Small Cap
                                           Fund/VA --      Fund/VA --      Fund/VA --      Fund/VA --    Fund(R)/VA --
                                         Service Shares  Service Shares  Service Shares  Service Shares  Service Shares
                                         --------------  --------------  --------------  --------------  --------------
                                           Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                          December 31,    December 31,    December 31,    December 31,    December 31,
                                              2018            2018            2018            2018            2018
------------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                        $--          $8,947         $48,360        $106,382          $2,419
Mortality and expense risk and
administrative charges (note 4a)                  3,290           9,621          82,592         184,315          57,222
Net investment income (expense)                  (3,290)           (674)        (34,232)        (77,933)        (54,803)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                         40,219          28,101         705,543         514,432         321,237
Change in unrealized appreciation
(depreciation)                                  (53,109)        (79,913)     (1,727,479)     (2,705,275)     (1,024,602)
Capital gain distributions                       23,880          12,294         451,044       1,036,655         527,941
Net realized and unrealized gain (loss)
on investments                                   10,990         (39,518)       (570,892)     (1,154,188)       (175,424)

Increase (decrease) in net assets from
operations                                       $7,700        $(40,192)      $(605,124)    $(1,232,121)      $(230,227)

                                                                                                         The Prudential
                                         State Street Variable Insurance Series Funds, Inc. (continued)    Series Fund
                                         --------------------------------------------------------------------------------

                                           S&P 500(R)      Small-Cap         Total            U.S.          Jennison
                                             Index           Equity          Return          Equity           20/20
                                             V.I.S.          V.I.S.          V.I.S.          V.I.S.           Focus
                                            Fund --         Fund --         Fund --         Fund --       Portfolio --
                                         Class 1 Shares  Class 1 Shares  Class 3 Shares  Class 1 Shares  Class II Shares
                                         --------------  --------------  --------------  --------------  ---------------
                                           Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                          December 31,    December 31,    December 31,    December 31,    December 31,
                                              2018            2018            2018            2018            2018
-------------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income-Ordinary dividends                          $278             $--      $3,260,897          $1,295              $--
Mortality and expense risk and
administrative charges (note 4a)                    269           2,542       3,197,527           1,872            5,435
Net investment income (expense)                       9          (2,542)         63,370            (577)          (5,435)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                          2,071           1,303       5,709,627           2,935           62,063
Change in unrealized appreciation
(depreciation)                                   (3,907)        (45,300)    (54,299,875)        (21,432)         (71,551)
Capital gain distributions                        1,056          26,326      34,417,896          13,296               --
Net realized and unrealized gain (loss)
on investments                                     (780)        (17,671)    (14,172,352)         (5,201)          (9,488)

Increase (decrease) in net assets from
operations                                        $(771)       $(20,213)   $(14,108,982)        $(5,778)        $(14,923)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                               State Street Variable Insurance Series
                        PIMCO Variable Insurance Trust                                   Funds, Inc.
---------------------------------------------------------------------------------------------------------------------
                   High          Long-Term          Low            Total                            Real Estate
 All Asset        Yield       U.S. Government     Duration         Return          Income            Securities
Portfolio --   Portfolio --    Portfolio --     Portfolio --    Portfolio --       V.I.S.              V.I.S.
  Advisor     Administrative  Administrative   Administrative  Administrative     Fund --             Fund --
Class Shares   Class Shares    Class Shares     Class Shares    Class Shares   Class 1 Shares      Class 1 Shares
---------------------------------------------------------------------------------------------------------------------
 Year Ended     Year Ended      Year Ended       Year Ended      Year Ended      Year Ended          Year Ended
December 31,   December 31,    December 31,     December 31,    December 31,    December 31,        December 31,
    2018           2018            2018             2018            2018            2018                2018
---------------------------------------------------------------------------------------------------------------------

      $4,788        $186,553          $85,380        $102,168        $442,470            $175             $65,194

       2,108          55,497           52,892          78,391         262,082             153              42,710
       2,680         131,056           32,488          23,777         180,388              22              22,484

         498         (30,671)        (125,169)        (50,761)       (362,364)            (44)           (140,927)
     (13,816)       (250,658)         (73,149)        (34,399)       (428,095)           (274)           (143,923)
          --              --           17,282              --         179,439              --              32,593
     (13,318)       (281,329)        (181,036)        (85,160)       (611,020)           (318)           (252,257)

    $(10,638)      $(150,273)       $(148,548)       $(61,383)      $(430,632)          $(296)          $(229,773)

                        The Prudential            Wells Fargo
                    Series Fund (continued)      Variable Trust
               -------------------------------------------------
                                                  Wells Fargo
                                                       VT
                                    Natural          Omega
                  Jennison         Resources         Growth
                Portfolio --     Portfolio --       Fund --
               Class II Shares  Class II Shares     Class 2
               -------------------------------------------------
                 Year Ended       Year Ended       Year Ended
                December 31,     December 31,     December 31,
                    2018             2018             2018
               -------------------------------------------------

                           $--              $--             $--

                         1,421           68,655             340
                        (1,421)         (68,655)           (340)

                         1,032          (58,876)            938
                       (23,032)        (862,001)         (3,396)
                            --               --           2,962
                       (22,000)        (920,877)            504

                      $(23,421)       $(989,532)           $164

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                      Statements of Changes in Net Assets



                                                                           AB Variable Products Series Fund, Inc.
                                                                     ---------------------------------------------------
                                                                                AB                        AB
                                                Consolidated              Balanced Wealth           Global Thematic
                                                    Total              Strategy Portfolio --      Growth Portfolio --
                                                 (unaudited)                  Class B                   Class B
                                         --------------------------- ------------------------- -------------------------
                                          Year ended    Year ended    Year ended   Year ended   Year ended   Year ended
                                         December 31,  December 31,  December 31, December 31, December 31, December 31,
                                             2018          2017          2018         2017         2018         2017
------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)           $(1,283,683)  $(1,627,212)       $(617)      $2,473    $(1,090)     $(1,113)
Net realized gain (loss) on investments    14,665,128    15,502,122          895       (2,801)    15,384        5,919
Change in unrealized appreciation
(depreciation) on investments            (125,436,693)   60,042,818     (175,484)     165,064    (20,370)      21,035
Capital gain distribution                  62,788,219    13,799,748       85,833       11,100         --           --
Increase (decrease) in net assets from
operations                                (49,267,029)   87,717,476      (89,373)     175,836     (6,076)      25,841

From capital transactions (note 4):
Net premiums                                1,119,295       984,630           --           --         --           --
Death benefits                             (8,233,679)  (10,254,578)          --           --         --           --
Surrenders                                (96,540,129)  (97,938,700)     (86,405)    (166,685)   (29,679)      (3,437)
Administrative expenses                    (7,694,317)   (8,248,391)     (11,878)     (11,630)    (1,156)      (1,216)
Transfers between subaccounts
(including fixed account), net               (215,209)       32,089     (164,816)     173,405      2,180      (12,071)
Increase (decrease) in net assets from
capital transactions                     (111,564,039) (115,424,950)    (263,099)      (4,910)   (28,655)     (16,724)
Increase (decrease) in net assets        (160,831,068)  (27,707,474)    (352,472)     170,926    (34,731)       9,117
Net assets at beginning of year           719,693,042   747,400,516    1,388,067    1,217,141     91,866       82,749
Net assets at end of year                $558,861,974  $719,693,042   $1,035,595   $1,388,067    $57,135      $91,866

Change in units (note 5):
Units purchased                             6,271,552     5,715,764        2,449       15,391        454           26
Units redeemed                            (13,442,994)  (13,474,609)     (21,198)     (15,717)    (2,063)      (1,168)
Net increase (decrease) in units from
capital transactions with contract
owners                                     (7,171,442)   (7,758,845)     (18,749)        (326)    (1,609)      (1,142)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                                                         AIM Variable Insurance
                                                                                                         Funds (Invesco Variable
                          AB Variable Products Series Fund, Inc. (continued)                                Insurance Funds)
---------------------------------------------------------------------------------------------------------------------------------
           AB                        AB                        AB                        AB                      Invesco
       Growth and               International               Large Cap                 Small Cap               V.I. American
   Income Portfolio --       Value Portfolio --        Growth Portfolio --       Growth Portfolio --        Franchise Fund --
         Class B                   Class B                   Class B                   Class B               Series I shares
---------------------------------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2018         2017         2018         2017         2018         2017         2018         2017         2018         2017
---------------------------------------------------------------------------------------------------------------------------------


   $(2,629)         $34      $(14,192)     $(3,345)    $(1,636)     $(1,612)    $(16,982)     $(15,839)   $(1,125)       $(903)
     3,037       16,206        88,799      447,506      11,217        2,591       31,230       (53,235)       690          415
  (119,921)      28,154    (1,077,812)     849,946     (22,994)      27,020      (68,725)      342,500     (9,859)      12,418
    79,142       43,365            --           --      16,062        8,227       54,295            --      6,104        6,679
   (40,371)      87,759    (1,003,205)   1,294,107       2,649       36,226         (182)      273,426     (4,190)      18,609

        --           --         6,071       16,548          --           --        6,871         8,368         --           --
        --           --            --       (1,533)         --           --           --            --         --           --
    (8,066)     (22,145)     (509,451)    (912,501)    (23,574)      (4,576)    (135,904)     (145,710)      (334)          --
    (7,635)      (5,519)      (41,887)     (61,055)        (80)        (103)      (5,749)       (5,568)      (556)        (448)
    13,546      136,042       444,701   (5,019,513)         (1)         (26)     (33,582)     (115,918)         1            1
    (2,155)     108,378      (100,566)  (5,978,054)    (23,655)      (4,705)    (168,364)     (258,828)      (889)        (447)
   (42,526)     196,137    (1,103,771)  (4,683,947)    (21,006)      31,521     (168,546)       14,598     (5,079)      18,162
   652,024      455,887     4,352,463    9,036,410     151,829      120,308    1,002,289       987,691     90,385       72,223
  $609,498     $652,024    $3,248,692   $4,352,463    $130,823     $151,829     $833,743    $1,002,289    $85,306      $90,385

     9,180       13,007       112,338       45,084          --           --        3,312         2,182         --           --
    (9,039)      (7,388)     (120,770)    (744,259)       (872)        (185)      (8,723)      (12,630)       (44)         (28)

       141        5,619        (8,432)    (699,175)       (872)        (185)      (5,411)      (10,448)       (44)         (28)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2



                                          AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
                                         -----------------------------------------------------------------------------

                                                  Invesco                   Invesco                   Invesco
                                               V.I. Comstock               V.I. Core              V.I. Equity and
                                                  Fund --               Equity Fund --            Income Fund --
                                             Series II shares           Series I shares          Series II shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2018         2017         2018         2017         2018         2017
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)              $(2,109)    $(22,948)    $(50,642)    $(46,868)      $1,975      $(7,750)
Net realized gain (loss) on investments       56,101      533,287      (68,245)      78,525      175,609       60,364
Change in unrealized appreciation
(depreciation) on investments               (413,771)    (363,675)  (2,156,014)     643,457     (411,415)     107,048
Capital gain distribution                    154,895       72,098      863,282      590,481       72,223       43,244
Increase (decrease) in net assets from
operations                                  (204,884)     218,762   (1,411,619)   1,265,595     (161,608)     202,906

From capital transactions (note 4):
Net premiums                                   3,536       16,676           --        5,134           --        1,293
Death benefits                                    --           --           --       (5,131)          --           --
Surrenders                                  (216,492)    (567,801)  (1,282,420)  (1,949,665)    (539,661)    (153,128)
Administrative expenses                       (9,772)     (35,264)    (133,564)    (120,446)     (18,669)     (20,313)
Transfers between subaccounts
(including fixed account), net                10,551   (6,534,527)   3,137,214      736,595     (290,887)      71,953
Increase (decrease) in net assets from
capital transactions                        (212,177)  (7,120,916)   1,721,230   (1,333,513)    (849,217)    (100,195)
Increase (decrease) in net assets           (417,061)  (6,902,154)     309,611      (67,918)  (1,010,825)     102,711
Net assets at beginning of year            1,764,894    8,667,048   11,228,302   11,296,220    2,416,344    2,313,633
Net assets at end of year                 $1,347,833   $1,764,894  $11,537,913  $11,228,302   $1,405,519   $2,416,344

Change in units (note 5):
Units purchased                                3,030       30,972      260,972       91,600        5,275       22,931
Units redeemed                               (12,461)    (447,215)    (173,409)    (162,007)     (57,783)     (27,767)
Net increase (decrease) in units from
capital transactions with contract
owners                                        (9,431)    (416,243)      87,563      (70,407)     (52,508)      (4,836)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

              AIM Variable Insurance
              Funds (Invesco Variable                   American Century
           Insurance Funds) (continued)             Variable Portfolios II, Inc.
---------------------------------------------------------------------------------

         Invesco                   Invesco
   V.I. International            V.I. Value                    VP
     Growth Fund --         Opportunities Fund --     Inflation Protection
    Series II shares          Series II shares          Fund -- Class II
---------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended     Year ended
December 31, December 31, December 31, December 31, December 31,   December 31,
    2018         2017         2018         2017         2018           2017
---------------------------------------------------------------------------------


    $18,292      $(7,736)     $--           $(33)       $67,023        $59,454
    175,989      172,471       --         (2,490)      (118,114)       (50,377)
 (1,204,203)     944,451       --          2,656       (180,199)       106,756
     40,679           --       --             --             --             --
   (969,243)   1,109,186       --            133       (231,290)       115,833

         --        1,222       --             --             --          2,472
         --       (2,072)      --             --             --         (2,069)
   (608,018)    (821,154)      --             --       (747,917)      (805,480)
    (60,043)     (58,185)      --            (85)       (58,633)       (57,849)
   (256,960)   1,569,735       --        (11,718)       547,531        203,366
   (925,021)     689,546       --        (11,803)      (259,019)      (659,560)
 (1,894,264)   1,798,732       --        (11,670)      (490,309)      (543,727)
  6,613,434    4,814,702       --         11,670      5,201,234      5,744,961
 $4,719,170   $6,613,434      $--            $--     $4,710,925     $5,201,234

     72,627      163,520       --             --        137,891         42,043
   (132,311)    (110,433)      --           (884)      (158,290)       (93,713)

    (59,684)      53,087       --           (884)       (20,399)       (51,670)


       BlackRock Variable Series Funds, Inc.
---------------------------------------------------
        BlackRock                 BlackRock
        Advantage                   Basic
    U.S. Total Market               Value
      V.I. Fund --              V.I. Fund --
    Class III Shares          Class III Shares
---------------------------------------------------
 Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31,
    2018         2017         2018         2017
---------------------------------------------------


      $273        $(412)        $(967)    $(25,853)
    (8,004)       5,897        87,974      203,926
   (15,962)     (22,933)     (822,892)    (124,793)
    14,908       33,340       408,088      169,166
    (8,785)      15,892      (327,797)     222,446

        --           --         6,071       11,159
        --           --            --       (1,535)
   (25,808)      (6,673)     (447,520)    (931,896)
    (1,485)      (1,567)      (43,760)     (56,200)
     4,248       (2,414)     (123,458)  (2,133,735)
   (23,045)     (10,654)     (608,667)  (3,112,207)
   (31,830)       5,238      (936,464)  (2,889,761)
   135,075      129,837     4,331,858    7,221,619
  $103,245     $135,075    $3,395,394   $4,331,858

     4,399          495        33,304       44,344
    (5,611)      (1,039)      (64,265)    (220,375)

    (1,212)        (544)      (30,961)    (176,031)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                                                Columbia Funds Variable
                                           BlackRock Variable Series Funds, Inc. (continued)        Series Trust II
                                         ----------------------------------------------------- -------------------------
                                                                             BlackRock
                                                  BlackRock                  Large Cap
                                                   Global                      Focus                 CTIVP/SM/ --
                                                 Allocation                   Growth                 Loomis Sayles
                                                V.I. Fund --               V.I. Fund --             Growth Fund --
                                              Class III Shares           Class III Shares               Class 1
                                         --------------------------- ------------------------- -------------------------
                                          Year ended    Year ended    Year ended   Year ended   Year ended   Year ended
                                         December 31,  December 31,  December 31, December 31, December 31, December 31,
                                             2018          2017          2018         2017         2018         2017
------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)           $(1,199,054)    $(633,563)      $(48)        $(39)      $(79,736)    $(76,023)
Net realized gain (loss) on investments     1,404,870       538,571         12            9        877,578      272,980
Change in unrealized appreciation
(depreciation) on investments             (18,053,553)   16,209,392       (328)         235       (751,855)   1,237,253
Capital gain distribution                   5,674,352     1,805,672        423          599             --           --
Increase (decrease) in net assets from
operations                                (12,173,385)   17,920,072         59          804         45,987    1,434,210

From capital transactions (note 4):
Net premiums                                  323,243        46,823         --           --          7,607       14,331
Death benefits                                (65,793)      (30,062)        --           --             --       (2,613)
Surrenders                                (19,981,212)  (15,699,072)        --           --       (541,017)    (919,189)
Administrative expenses                    (1,980,636)   (2,131,124)       (12)         (10)       (60,092)     (52,875)
Transfers between subaccounts
(including fixed account), net             (5,755,523)   (3,141,448)         1            2     (2,491,431)   4,742,317
Increase (decrease) in net assets from
capital transactions                      (27,459,921)  (20,954,883)       (11)          (8)    (3,084,933)   3,781,971
Increase (decrease) in net assets         (39,633,306)   (3,034,811)        48          796     (3,038,946)   5,216,181
Net assets at beginning of year           156,970,265   160,005,076      3,699        2,903      6,659,155    1,442,974
Net assets at end of year                $117,336,959  $156,970,265     $3,747       $3,699     $3,620,209   $6,659,155

Change in units (note 5):
Units purchased                               312,096       143,811         --           --         51,616      515,870
Units redeemed                             (2,123,448)   (1,560,119)        --           --       (262,804)    (167,904)
Net increase (decrease) in units from
capital transactions with contract
owners                                     (1,811,352)   (1,416,308)        --           --       (211,188)     347,966

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

 Columbia Funds Variable      Eaton Vance Variable
Series Trust II (continued)           Trust                       Federated Insurance Series
----------------------------------------------------------------------------------------------------------

        Columbia
        Variable                                              Federated                 Federated
  Portfolio -- Overseas                VT                    High Income                Kaufmann
      Core Fund --                Floating-Rate            Bond Fund II --             Fund II --
         Class 2                   Income Fund             Service Shares            Service Shares
----------------------------------------------------------------------------------------------------------
 Year ended    Year ended    Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31,  December 31,  December 31, December 31, December 31, December 31, December 31, December 31,
    2018          2017          2018         2017         2018         2017         2018         2017
----------------------------------------------------------------------------------------------------------


    $7,277        $3,134       $124,826      $85,540      $8,939      $18,265     $(15,860)     $(15,504)
    13,187         9,637        (10,678)      (4,650)     (1,614)         585       85,192        17,668
  (126,194)      129,147       (227,759)       8,347     (15,510)        (245)    (124,890)      119,040
        --            --             --           --          --           --       81,203       110,179
  (105,730)      141,918       (113,611)      89,237      (8,185)      18,605       25,645       231,383

     5,071         5,071         12,471        1,266          --           --           --            --
        --            --             --       (1,030)         --           --           --            --
  (162,321)      (83,111)      (657,533)    (667,601)   (203,412)     (19,951)    (222,878)     (200,753)
    (4,042)       (4,415)       (55,401)     (42,166)     (1,547)      (1,448)      (7,895)       (7,132)
    (3,130)        8,024      2,009,846      948,819      (1,607)     (49,908)     (55,285)       78,775
  (164,422)      (74,431)     1,309,383      239,288    (206,566)     (71,307)    (286,058)     (129,110)
  (270,152)       67,487      1,195,772      328,525    (214,751)     (52,702)    (260,413)      102,273
   665,634       598,147      4,685,915    4,357,390     346,656      399,358    1,071,351       969,078
  $395,482      $665,634     $5,881,687   $4,685,915    $131,905     $346,656     $810,938    $1,071,351

     2,675         3,476        231,070       92,589       1,234          211       10,047        12,246
   (17,719)      (10,409)      (131,121)     (73,870)    (11,886)      (4,005)     (21,211)      (18,902)

   (15,044)       (6,933)        99,949       18,719     (10,652)      (3,794)     (11,164)       (6,656)

  Fidelity(R) Variable
 Insurance Products Fund
-------------------------


           VIP
        Balanced
      Portfolio --
     Service Class 2
-------------------------
 Year ended   Year ended
December 31, December 31,
    2018         2017
-------------------------


   $(12,277)    $(14,820)
    133,698       62,322
   (641,390)     419,238
    231,427      115,898
   (288,542)     582,638

         --        1,375
         --           --
   (299,559)    (426,858)
    (45,184)     (37,800)
    682,792      463,722
    338,049          439
     49,507      583,077
  4,464,211    3,881,134
 $4,513,718   $4,464,211

     70,184       35,568
    (54,548)     (36,824)

     15,636       (1,256)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                   Fidelity(R) Variable Insurance Products Fund (continued)
                                         -----------------------------------------------------------------------------
                                                                              VIP
                                                    VIP                 Dynamic Capital                 VIP
                                               Contrafund(R)             Appreciation              Equity-Income
                                               Portfolio --              Portfolio --              Portfolio --
                                              Service Class 2           Service Class 2           Service Class 2
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2018         2017         2018         2017         2018         2017
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)             $(85,903)    $(60,077)    $(1,881)     $(1,600)      $32,457      $14,691
Net realized gain (loss) on investments      913,748      417,105      11,618        4,246        41,417       64,032
Change in unrealized appreciation
(depreciation) on investments             (1,942,680)     878,498     (30,192)      19,718      (999,378)     514,364
Capital gain distribution                    884,991      469,256      15,098       12,902       317,119      100,613
Increase (decrease) in net assets from
operations                                  (229,844)   1,704,782      (5,357)      35,266      (608,385)     693,700

From capital transactions (note 4):
Net premiums                                   1,850        2,492          --           --        20,079       14,288
Death benefits                                    --       (2,577)         --           --            --       (1,529)
Surrenders                                (1,500,329)  (1,241,685)     (7,640)      (9,590)     (788,234)    (586,664)
Administrative expenses                      (87,041)     (93,563)       (400)        (973)      (67,284)     (56,254)
Transfers between subaccounts
(including fixed account), net            (2,987,198)   2,139,267     (30,036)     (81,706)      (82,321)   3,218,925
Increase (decrease) in net assets from
capital transactions                      (4,572,718)     803,934     (38,076)     (92,269)     (917,760)   2,588,766
Increase (decrease) in net assets         (4,802,562)   2,508,716     (43,433)     (57,003)   (1,526,145)   3,282,466
Net assets at beginning of year           10,327,867    7,819,151     156,755      213,758     7,034,277    3,751,811
Net assets at end of year                 $5,525,305  $10,327,867    $113,322     $156,755    $5,508,132   $7,034,277

Change in units (note 5):
Units purchased                               50,089      160,790          47           15        62,736      257,614
Units redeemed                              (253,900)    (113,355)     (1,704)      (4,676)     (115,238)     (90,979)
Net increase (decrease) in units from
capital transactions with contract
owners                                      (203,811)      47,435      (1,657)      (4,661)      (52,502)     166,635

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                     Fidelity(R) Variable Insurance Products Fund (continued)
--------------------------------------------------------------------------------------------------------
                                                                                          VIP
           VIP                       VIP                        VIP                     Growth
     FundsManager(R)           FundsManager(R)            Growth & Income            Opportunities
    50% Portfolio --           60% Portfolio --            Portfolio --              Portfolio --
     Service Class 2           Service Class 2            Service Class 2           Service Class 2
---------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended    Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31,  December 31, December 31, December 31, December 31,
    2018         2017         2018         2017          2018         2017         2018         2017
---------------------------------------------------------------------------------------------------------


  $(133,769)   $(219,779)   $(559,413)    $(870,334)    $(3,294)        $152      $(31,648)    $(34,469)
  1,185,025    1,154,691    2,002,961     4,041,874       2,469        2,879       228,403      128,803
 (5,379,008)   2,922,087  (22,036,814)   11,478,794     (68,096)      23,121      (108,646)     234,895
  2,411,753      205,553   12,722,449     2,561,588      14,999        4,075       134,822      323,497
 (1,915,999)   4,062,552   (7,870,817)   17,211,922     (53,922)      30,227       222,931      652,726

     12,339       20,332       33,065        48,612          --           --        12,471           --
     (2,346)    (129,561)      (2,348)           --          --           --            --           --
 (5,015,677)  (3,484,094) (13,475,340)  (21,018,455)    (13,408)     (16,956)     (596,412)    (507,176)
   (457,944)    (504,657)  (1,562,720)   (1,704,082)     (2,712)      (1,838)      (14,358)     (16,458)
 (1,056,742)    (789,136)    (989,550)   (3,061,440)    188,919      111,635      (191,010)     (87,514)
 (6,520,370)  (4,887,116) (15,996,893)  (25,735,365)    172,799       92,841      (789,309)    (611,148)
 (8,436,369)    (824,564) (23,867,710)   (8,523,443)    118,877      123,068      (566,378)      41,578
 33,874,503   34,699,067  115,155,889   123,679,332     255,073      132,005     2,267,340    2,225,762
$25,438,134  $33,874,503  $91,288,179  $115,155,889    $373,950     $255,073    $1,700,962   $2,267,340

     86,277       77,115      185,395       202,259      10,785        6,159        13,726       18,053
   (561,698)    (448,356)  (1,257,329)   (2,014,134)     (2,806)      (1,351)      (47,391)     (49,189)

   (475,421)    (371,241)  (1,071,934)   (1,811,875)      7,979        4,808       (33,665)     (31,136)

--------------------------

           VIP
         Growth
      Portfolio --
     Service Class 2
-------------------------
 Year ended   Year ended
December 31, December 31,
    2018         2017
-------------------------


   $(3,435)     $(2,916)
    68,468        1,632
   (92,416)      54,012
    44,842       17,097
    17,459       69,825

        --           --
        --           --
    (1,544)          --
    (1,700)      (1,363)
   (97,491)      41,703
  (100,735)      40,340
   (83,276)     110,165
   307,973      197,808
  $224,697     $307,973

     4,800        3,521
    (7,967)      (1,725)

    (3,167)       1,796

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2


                                                   Fidelity(R) Variable Insurance Products Fund (continued)
                                         -----------------------------------------------------------------------------
                                                    VIP                                                 VIP
                                                Investment                    VIP                      Value
                                                Grade Bond                  Mid Cap                 Strategies
                                               Portfolio --              Portfolio --              Portfolio --
                                              Service Class 2           Service Class 2           Service Class 2
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2018         2017         2018         2017         2018         2017
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)              $54,210     $111,553     $(91,046)    $(91,952)      $(930)         $30
Net realized gain (loss) on investments     (302,855)     (67,286)     194,682      251,245         744       10,275
Change in unrealized appreciation
(depreciation) on investments               (210,452)     292,201   (2,118,164)     991,068     (42,771)     (23,072)
Capital gain distribution                     93,909       80,511      757,539      444,426       8,773       45,782
Increase (decrease) in net assets from
operations                                  (365,188)     416,979   (1,256,989)   1,594,787     (34,184)      33,015

From capital transactions (note 4):
Net premiums                                   2,200        9,109       29,278        5,369          --           --
Death benefits                                    --       (7,222)          --       (2,561)         --           --
Surrenders                                (1,422,320)  (2,465,714)  (1,011,612)  (1,624,759)    (26,776)          --
Administrative expenses                     (151,407)    (180,177)     (81,749)     (85,614)       (647)        (673)
Transfers between subaccounts
(including fixed account), net            (4,019,270)    (236,824)     108,943     (254,824)      1,107      (54,059)
Increase (decrease) in net assets from
capital transactions                      (5,590,797)  (2,880,828)    (955,140)  (1,962,389)    (26,316)     (54,732)
Increase (decrease) in net assets         (5,955,985)  (2,463,849)  (2,212,129)    (367,602)    (60,500)     (21,717)
Net assets at beginning of year           15,479,382   17,943,231    9,086,136    9,453,738     211,546      233,263
Net assets at end of year                 $9,523,397  $15,479,382   $6,874,007   $9,086,136    $151,046     $211,546

Change in units (note 5):
Units purchased                              158,887      137,240       66,993       36,516          78           14
Units redeemed                              (602,691)    (359,420)    (106,965)    (131,599)     (1,432)      (3,065)
Net increase (decrease) in units from
capital transactions with contract
owners                                      (443,804)    (222,180)     (39,972)     (95,083)     (1,354)      (3,051)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                                                         Goldman Sachs Variable
                         Franklin Templeton Variable Insurance Products Trust                                Insurance Trust
---------------------------------------------------------------------------------------------------------------------------------
        Franklin                                                                                              Goldman Sachs
     Founding Funds               Franklin                  Franklin                  Templeton                Government
       Allocation                  Income                 Mutual Shares                Growth                     Money
       VIP Fund --               VIP Fund --               VIP Fund --               VIP Fund --             Market Fund --
     Class 2 Shares            Class 2 Shares            Class 2 Shares            Class 2 Shares            Service Shares
---------------------------------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2018         2017         2018         2017         2018         2017         2018         2017         2018         2017
---------------------------------------------------------------------------------------------------------------------------------


    $53,989      $44,021     $409,061     $357,398      $19,484      $23,311      $1,976         $548       $(3,376)    $(68,383)
    (15,872)      43,142      165,388      114,799       91,485       70,000       4,517       28,861            --           --
   (618,684)     238,146   (1,327,706)     637,162     (397,906)     (23,232)    (69,702)      18,516            --           --
    106,256      221,077           --           --       79,370      110,579      21,876           --            --           --
   (474,311)     546,386     (753,257)   1,109,359     (207,567)     180,658     (41,333)      47,925        (3,376)     (68,383)

         --           --           --           --           --           --          --           --       120,000           --
         --       (8,908)          --      (24,512)          --           --          --           --    (8,055,014)  (9,968,577)
   (799,100)  (1,284,939)  (1,038,020)  (1,241,855)    (621,035)    (270,073)    (15,170)    (112,812)   (7,818,483)  (2,857,282)
    (29,925)     (34,474)     (77,707)     (90,028)     (14,908)     (16,082)     (2,816)      (3,050)      (60,659)     (47,871)
   (204,373)     (36,722)    (827,228)      70,774         (885)     (72,425)     11,649      (62,746)   17,786,695   13,203,376
 (1,033,398)  (1,365,043)  (1,942,955)  (1,285,621)    (636,828)    (358,580)     (6,337)    (178,608)    1,972,539      329,646
 (1,507,709)    (818,657)  (2,696,212)    (176,262)    (844,395)    (177,922)    (47,670)    (130,683)    1,969,163      261,263
  5,126,027    5,944,684   14,652,705   14,828,967    2,618,059    2,795,981     271,401      402,084     6,203,905    5,942,642
 $3,618,318   $5,126,027  $11,956,493  $14,652,705   $1,773,664   $2,618,059    $223,731     $271,401    $8,173,068   $6,203,905

      8,793        9,971       22,960       33,691        6,179        3,162       3,041          577     2,756,574    2,090,881
    (87,803)    (118,454)    (142,262)    (114,402)     (44,686)     (24,325)     (3,404)     (14,008)   (2,539,837)  (2,057,942)

    (79,010)    (108,483)    (119,302)     (80,711)     (38,507)     (21,163)       (363)     (13,431)      216,737       32,939

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                                                    Legg Mason
                                                                                                 Partners Variable
                                                         Janus Aspen Series                        Equity Trust
                                         --------------------------------------------------- -------------------------


                                                   Janus                     Janus                  ClearBridge
                                                 Henderson                 Henderson                 Variable
                                                 Balanced                    Forty                  Aggressive
                                               Portfolio --              Portfolio --           Growth Portfolio --
                                              Service Shares            Service Shares               Class II
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2018         2017         2018         2017         2018         2017
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)              $10,859     $(16,403)     $(5,388)    $(45,495)      $(28)       $(147)
Net realized gain (loss) on investments      348,878      217,124       45,711      (13,473)       898          960
Change in unrealized appreciation
(depreciation) on investments               (645,253)     994,758     (252,034)     763,007       (736)         135
Capital gain distribution                    205,509       15,202      256,737      115,884         --          945
Increase (decrease) in net assets from
operations                                   (80,007)   1,210,681       45,026      819,923        134        1,893

From capital transactions (note 4):
Net premiums                                      --          970       26,743        1,625         --           --
Death benefits                              (105,832)      (3,887)          --           --         --           --
Surrenders                                  (680,840)    (896,593)    (468,453)    (636,704)        --       (3,595)
Administrative expenses                      (71,930)     (73,115)     (10,442)     (22,305)        --          (35)
Transfers between subaccounts
(including fixed account), net               405,894     (266,437)    (182,019)  (3,083,065)   (11,481)         (25)
Increase (decrease) in net assets from
capital transactions                        (452,708)  (1,239,062)    (634,171)  (3,740,449)   (11,481)      (3,655)
Increase (decrease) in net assets           (532,715)     (28,381)    (589,145)  (2,920,526)   (11,347)      (1,762)
Net assets at beginning of year            8,186,198    8,214,579    2,053,420    4,973,946     11,347       13,109
Net assets at end of year                 $7,653,483   $8,186,198   $1,464,275   $2,053,420        $--      $11,347

Change in units (note 5):
Units purchased                               70,258       18,599        2,820       12,175         --           --
Units redeemed                               (86,402)     (84,879)     (24,375)    (171,550)      (490)        (154)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (16,144)     (66,280)     (21,555)    (159,375)      (490)        (154)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2



Legg Mason Partners Variable Equity Trust (continued)           MFS(R) Variable Insurance Trust
----------------------------------------------------------------------------------------------------------


       ClearBridge                 ClearBridge                 MFS(R)                    MFS(R)
        Variable                    Variable                Total Return                Utilities
        Dividend                    Large Cap                 Series --                 Series --
  Strategy Portfolio --        Value Portfolio --           Service Class             Service Class
        Class II                     Class I                   Shares                    Shares
----------------------------------------------------------------------------------------------------------
 Year ended     Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31,   December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2018           2017         2018         2017         2018         2017         2018         2017
----------------------------------------------------------------------------------------------------------


    $(203)         $(226)        $139         $160        $20,043      $27,336     $(1,436)      $9,101
    2,273          1,365        1,231          164         97,511      131,024         376        2,775
   (7,250)         6,214      (10,540)       5,604       (571,163)     147,706         360       27,984
    2,522             --        3,543        1,851        178,088      115,628       1,250           --
   (2,658)         7,353       (5,627)       7,779       (275,521)     421,694         550       39,860

       --             --           --           --          3,000        4,375          --           --
       --             --           --           --             --           --          --           --
   (4,901)        (4,893)     (10,800)        (836)      (377,022)    (694,565)    (79,110)     (27,584)
       --             --          (28)         (29)       (43,508)     (42,962)     (2,424)      (2,266)
   (1,107)        (1,639)        (606)         420       (186,951)     585,946      (3,682)      (3,480)
   (6,008)        (6,532)     (11,434)        (445)      (604,481)    (147,206)    (85,216)     (33,330)
   (8,666)           821      (17,061)       7,334       (880,002)     274,488     (84,666)       6,530
   47,348         46,527       65,199       57,865      4,241,860    3,967,372     329,723      323,193
  $38,682        $47,348      $48,138      $65,199     $3,361,858   $4,241,860    $245,057     $329,723

      177             23           --           36          7,613       45,796         208          129
     (522)          (435)        (973)         (77)       (43,737)     (58,168)     (3,997)      (1,691)

     (345)          (412)        (973)         (41)       (36,124)     (12,372)     (3,789)      (1,562)

     MFS(R) Variable
   Insurance Trust II
-------------------------
         MFS(R)
      Massachusetts
        Investors
      Growth Stock
      Portfolio --
      Service Class
         Shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2018         2017
-------------------------


    $(164)       $(126)
       58           (3)
   (1,176)       3,243
    1,194          916
      (88)       4,030

       --           --
       --           --
     (347)          --
      (60)         (52)
       --           (1)
     (407)         (53)
     (495)       3,977
   19,131       15,154
  $18,636      $19,131

       --           --
      (30)          (4)

      (30)          (4)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                              Oppenheimer Variable Account Funds
                                         -----------------------------------------------------------------------------

                                                Oppenheimer               Oppenheimer
                                           Capital Appreciation      Conservative Balanced          Oppenheimer
                                                Fund/VA --                Fund/VA --             Global Fund/VA --
                                              Service Shares            Service Shares            Service Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2018         2017         2018         2017         2018         2017
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)             $(3,290)     $(3,702)       $(674)        $582      $(34,232)    $(42,709)
Net realized gain (loss) on investments      40,219       10,311       28,101        8,010       705,543      359,432
Change in unrealized appreciation
(depreciation) on investments               (53,109)      39,560      (79,913)      39,053    (1,727,479)   1,518,953
Capital gain distribution                    23,880       25,867       12,294           --       451,044           --
Increase (decrease) in net assets from
operations                                    7,700       72,036      (40,192)      47,645      (605,124)   1,835,676

From capital transactions (note 4):
Net premiums                                     --           --           --           --        12,471        1,712
Death benefits                                   --           --           --      (19,988)           --       (2,084)
Surrenders                                  (14,926)        (720)     (41,455)     (40,254)     (661,786)    (778,375)
Administrative expenses                      (1,616)      (2,246)      (2,918)      (3,466)      (58,038)     (63,073)
Transfers between subaccounts
(including fixed account), net             (151,981)     (90,257)    (183,458)      46,525    (1,299,222)     155,171
Increase (decrease) in net assets from
capital transactions                       (168,523)     (93,223)    (227,831)     (17,183)   (2,006,575)    (686,649)
Increase (decrease) in net assets          (160,823)     (21,187)    (268,023)      30,462    (2,611,699)   1,149,027
Net assets at beginning of year             306,038      327,225      721,483      691,021     6,746,610    5,597,583
Net assets at end of year                  $145,215     $306,038     $453,460     $721,483    $4,134,911   $6,746,610

Change in units (note 5):
Units purchased                               1,287           66        3,459        4,250        64,512       74,782
Units redeemed                               (8,782)      (5,273)     (22,985)      (6,254)     (158,231)    (110,493)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (7,495)      (5,207)     (19,526)      (2,004)      (93,719)     (35,711)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

  Oppenheimer Variable Account Funds (continued)                           PIMCO Variable Insurance Trust
---------------------------------------------------------------------------------------------------------------------------------
                                 Oppenheimer                                                                    Long-Term
       Oppenheimer               Main Street                All Asset                High Yield              U.S. Government
       Main Street                Small Cap               Portfolio --              Portfolio --              Portfolio --
       Fund/VA --               Fund(R)/VA --                Advisor               Administrative            Administrative
     Service Shares            Service Shares             Class Shares              Class Shares              Class Shares
---------------------------------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2018         2017         2018         2017         2018         2017         2018         2017         2018         2017
---------------------------------------------------------------------------------------------------------------------------------


   $(77,933)    $(51,701)    $(54,803)    $(40,302)     $2,680       $5,539      $131,056     $128,381      $32,488      $25,089
    514,432      637,041      321,237      324,553         498           20       (30,671)       6,924     (125,169)     (75,061)
 (2,705,275)     986,490   (1,024,602)      30,533     (13,816)      14,275      (250,658)      52,998      (73,149)     310,167
  1,036,655      214,286      527,941      248,830          --           --            --           --       17,282           --
 (1,232,121)   1,786,116     (230,227)     563,614     (10,638)      19,834      (150,273)     188,303     (148,548)     260,195

         --        5,724          400        2,112          --           --        24,943        4,590        1,250        2,486
         --       (5,104)          --       (1,547)         --           --            --       (1,028)          --       (1,037)
 (1,706,993)  (1,912,679)    (384,953)    (801,147)    (16,944)     (13,655)     (399,839)    (584,952)    (405,909)    (461,189)
   (142,531)    (134,164)     (37,370)     (45,624)     (2,778)      (2,883)      (38,400)     (36,381)     (38,136)     (35,489)
  2,466,100        3,310   (1,131,683)    (400,229)        251       (7,810)      408,258      265,183      528,125      218,877
    616,576   (2,042,913)  (1,553,606)  (1,246,435)    (19,471)     (24,348)       (5,038)    (352,588)      85,330     (276,352)
   (615,545)    (256,797)  (1,783,833)    (682,821)    (30,109)      (4,514)     (155,311)    (164,285)     (63,218)     (16,157)
 12,465,986   12,722,783    4,471,824    5,154,645     175,742      180,256     3,625,413    3,789,698    3,571,425    3,587,582
$11,850,441  $12,465,986   $2,687,991   $4,471,824    $145,633     $175,742    $3,470,102   $3,625,413   $3,508,207   $3,571,425

    217,783       61,813       27,102       25,863         556          197        63,381       28,005       87,584       35,442
   (188,411)    (163,930)     (91,409)     (84,584)     (1,806)      (1,853)      (62,663)     (48,182)     (82,748)     (51,537)

     29,372     (102,117)     (64,307)     (58,721)     (1,250)      (1,656)          718      (20,177)       4,836      (16,095)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                                                                                                   State Street
                                                                                                Variable Insurance
                                             PIMCO Variable Insurance Trust (continued)         Series Funds, Inc.
                                         --------------------------------------------------- -------------------------
                                               Low Duration              Total Return
                                               Portfolio --              Portfolio --                 Income
                                              Administrative            Administrative            V.I.S. Fund --
                                               Class Shares              Class Shares             Class 1 Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2018         2017         2018         2017         2018         2017
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)              $23,777      $(6,564)    $180,388     $116,262        $22          $36
Net realized gain (loss) on investments      (50,761)     (29,418)    (362,364)    (147,903)       (44)          10
Change in unrealized appreciation
(depreciation) on investments                (34,399)      30,139     (428,095)     771,243       (274)          77
Capital gain distribution                         --           --      179,439           --         --           --
Increase (decrease) in net assets from
operations                                   (61,383)      (5,843)    (430,632)     739,602       (296)         123

From capital transactions (note 4):
Net premiums                                      --       11,127           --       18,500         --           --
Death benefits                                    --       (1,030)          --       (7,221)        --           --
Surrenders                                  (995,902)  (1,153,025)  (2,092,614)  (2,814,417)      (472)        (472)
Administrative expenses                      (65,258)     (68,036)    (198,945)    (226,442)        --           --
Transfers between subaccounts
(including fixed account), net               545,082      338,510   (3,227,321)    (624,340)      (429)         941
Increase (decrease) in net assets from
capital transactions                        (516,078)    (872,454)  (5,518,880)  (3,653,920)      (901)         469
Increase (decrease) in net assets           (577,461)    (878,297)  (5,949,512)  (2,914,318)    (1,197)         592
Net assets at beginning of year            5,448,858    6,327,155   20,378,049   23,292,367      8,948        8,356
Net assets at end of year                 $4,871,397   $5,448,858  $14,428,537  $20,378,049     $7,751       $8,948

Change in units (note 5):
Units purchased                              133,792       73,881      182,638      112,670         56           92
Units redeemed                              (173,276)    (144,503)    (558,101)    (352,194)      (133)         (54)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (39,484)     (70,622)    (375,463)    (239,524)       (77)          38

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2



                                  State Street Variable Insurance Series Funds, Inc. (continued)
---------------------------------------------------------------------------------------------------------
       Real Estate               S&P 500(R)                 Small-Cap                    Total
       Securities                   Index                    Equity                     Return
     V.I.S. Fund --            V.I.S. Fund --            V.I.S. Fund --             V.I.S. Fund --
     Class 1 Shares            Class 1 Shares            Class 1 Shares             Class 3 Shares
----------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended    Year ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,  December 31,
    2018         2017         2018         2017         2018         2017         2018          2017
----------------------------------------------------------------------------------------------------------


    $22,484       $8,508         $9       $(1,295)     $(2,542)     $(2,478)       $63,370     $(164,655)
   (140,927)     (45,702)     2,071        52,746        1,303        4,074      5,709,627     5,639,633
   (143,923)      45,401     (3,907)      (33,686)     (45,300)       1,467    (54,299,875)   14,782,375
     32,593      139,372      1,056           644       26,326       18,714     34,417,896     5,276,301
   (229,773)     147,579       (771)       18,409      (20,213)      21,777    (14,108,982)   25,533,654

        900        4,619         --            --           --           --        444,829       687,852
         --       (1,027)        --            --           --           --         (2,346)      (17,573)
   (741,394)    (458,434)    (3,290)      (14,818)      (7,508)     (30,407)   (25,970,073)  (24,747,907)
    (28,976)     (29,038)      (278)         (299)      (1,320)      (1,144)    (1,730,546)   (1,863,219)
     46,722      151,216       (155)      (85,969)         229      (52,883)    (4,910,539)   (4,964,582)
   (722,748)    (332,664)    (3,723)     (101,086)      (8,599)     (84,434)   (32,168,675)  (30,905,429)
   (952,521)    (185,085)    (4,494)      (82,677)     (28,812)     (62,657)   (46,277,657)   (5,371,775)
  3,355,632    3,540,717     19,056       101,733      201,625      264,282    200,563,959   205,935,734
 $2,403,111   $3,355,632    $14,562       $19,056     $172,813     $201,625   $154,286,302  $200,563,959

     39,040       23,927         94            21          342          221        301,753       583,600
    (75,527)     (39,876)      (252)       (4,746)        (679)      (4,153)    (2,471,715)   (2,710,178)

    (36,487)     (15,949)      (158)       (4,725)        (337)      (3,932)    (2,169,962)   (2,126,578)



--------------------------
          U.S.
         Equity
     V.I.S. Fund --
     Class 1 Shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2018         2017
-------------------------


     $(577)       $(647)
     2,935        2,301
   (21,432)       5,193
    13,296       17,454
    (5,778)      24,301

        --           --
        --           --
    (2,140)      (2,139)
    (1,309)      (1,471)
    (6,283)      (4,724)
    (9,732)      (8,334)
   (15,510)      15,967
   151,082      135,115
  $135,572     $151,082

       258          117
      (674)        (530)

      (416)        (413)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2


                                                                  The Prudential Series Fund
                                         -----------------------------------------------------------------------------
                                                 Jennison
                                                   20/20                                              Natural
                                                   Focus                   Jennison                  Resources
                                               Portfolio --              Portfolio --              Portfolio --
                                              Class II Shares           Class II Shares           Class II Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2018         2017         2018         2017         2018         2017
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)             $(5,435)     $(5,093)     $(1,421)      $(142)      $(68,655)    $(62,907)
Net realized gain (loss) on investments      62,063       10,925        1,032         197        (58,876)    (167,958)
Change in unrealized appreciation
(depreciation) on investments               (71,551)      88,680      (23,032)      3,397       (862,001)     270,764
Capital gain distribution                        --           --           --          --             --           --
Increase (decrease) in net assets from
operations                                  (14,923)      94,512      (23,421)      3,452       (989,532)      39,899

From capital transactions (note 4):
Net premiums                                     --           --           --          --          2,536        6,998
Death benefits                                   --           --           --          --             --       (1,560)
Surrenders                                  (23,487)     (19,625)      (1,039)         --       (566,355)    (609,718)
Administrative expenses                      (1,200)      (1,089)      (1,272)        (74)       (51,087)     (43,627)
Transfers between subaccounts
(including fixed account), net              (70,987)      (1,725)     219,605        (426)     1,247,728    1,752,027
Increase (decrease) in net assets from
capital transactions                        (95,674)     (22,439)     217,294        (500)       632,822    1,104,120
Increase (decrease) in net assets          (110,597)      72,073      193,873       2,952       (356,710)   1,144,019
Net assets at beginning of year             424,288      352,215       13,129      10,177      4,744,130    3,600,111
Net assets at end of year                  $313,691     $424,288     $207,002     $13,129     $4,387,420   $4,744,130

Change in units (note 5):
Units purchased                                 847           12        7,671           1        296,669      301,090
Units redeemed                               (4,668)      (1,206)        (476)        (21)      (212,966)    (161,416)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (3,821)      (1,194)       7,195         (20)        83,703      139,674

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                             Wells Fargo Variable
                                     Trust
                           -------------------------
                                  Wells Fargo
                                   VT Omega
                                    Growth
                                    Fund --
                                    Class 2
                           -------------------------
                            Year ended   Year ended
                           December 31, December 31,
                               2018         2017
                           -------------------------


                              $ (340)       $(347)
                                 938       (9,573)
                              (3,396)      19,299
                               2,962          850
                                 164       10,229

                                  --           --
                                  --           --
                              (1,296)        (557)
                                (294)        (287)
                              (2,439)     (58,207)
                              (4,029)     (59,051)
                              (3,865)     (48,822)
                              29,751       78,573
                             $25,886      $29,751

                                 139           12
                                (277)      (2,847)

                                (138)      (2,835)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                         Notes to Financial Statements

                               December 31, 2018

(1)Description of Entity

   Genworth Life & Annuity VA Separate Account 2 (the "Separate Account") is a separate investment account established on June 5, 2002 by Genworth Life and Annuity Insurance Company ("GLAIC"), pursuant to the laws of the Commonwealth of Virginia. GLAIC is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of GLAIC's former ultimate parent company acquired GLAIC on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, GLAIC became a direct, wholly-owned subsidiary of GLIC. GLAIC is an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

   On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd., a limited liability company incorporated in the People's Republic of China and a subsidiary of China Oceanwide Holdings Group Co., Ltd., a limited liability company incorporated in the People's Republic of China (together with its affiliates, "China Oceanwide"), and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of Asia Pacific Insurance USA Holdings LLC ("Asia Pacific Insurance"), which is a Delaware limited liability company and owned by China Oceanwide, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of Asia Pacific Insurance (the "Merger"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock for a total transaction value of approximately $2.7 billion, or $5.43 per share in cash.

   At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement. The closing of the transaction remains subject to other conditions and approvals.

   GLAIC has a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

   GLAIC's principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

   GLAIC is a subsidiary of Genworth, a financial services company dedicated to helping meet the homeownership and long-term care needs of our customers. GLAIC operates through two segments: (i) U.S. Life Insurance and (ii) Runoff.

  . U.S. Life Insurance. GLAIC's principal products in its U.S. Life Insurance segment are life insurance and fixed deferred and immediate annuities. Deferred annuities are investment vehicles intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime.

     In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of GLAIC's offerings for traditional life insurance and fixed annuity products. GLAIC, however, continues to service its existing retained and reinsured blocks of business.

  . Runoff. GLAIC's Runoff segment includes the results of non-strategic products that are no longer actively sold. GLAIC's non-strategic products primarily include its variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of funding agreements. Most of GLAIC's variable annuities include guaranteed minimum death benefits. Some of GLAIC's group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. GLAIC no longer offers retail and group variable annuities but continues to accept purchase payments on and service its existing block of business. GLAIC also no longer offers variable life insurance policies but it continues to service existing policies.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018


   GLAIC also has Corporate and Other activities, which include other corporate income and expenses not allocated to the segments.

   GLAIC does business in the District of Columbia, Bermuda and all states, except New York.

   The Separate Account has subaccounts that currently invest in series or portfolios ("Portfolios") of open-end mutual funds ("Funds"). Such Portfolios are not sold directly to the general public. The Portfolios are sold to GLAIC, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, the Portfolios may be sold to retirement plans. GLAIC uses the Separate Account to support flexible premium variable deferred and immediate annuity contracts issued by GLAIC, as well as other purposes permitted by law.

   Currently, there are multiple subaccounts of the Separate Account available under each contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

   The assets of the Separate Account belong to GLAIC. However, GLAIC does not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business that GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of GLAIC's General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct. Guarantees made under the contracts, including any rider options, are based on the claims paying ability of GLAIC to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

   The Separate Account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

   On May 1, 2018, Columbia Funds Variable Series Trust II -- Columbia Variable Portfolio -- Select International Equity Fund -- Class 2 changed its name to Columbia Funds Variable Series Trust II -- Columbia Variable Portfolio -- Overseas Core Fund -- Class 2.

   On May 1, 2018, Columbia Funds Variable Series Trust II -- Variable Portfolio -- Loomis Sayles Growth Fund -- Class 1 changed its name to Columbia Funds Variable Series Trust II -- CTIVP/SM /-- Loomis Sayles Growth Fund -- Class 1.

   On June 12, 2017, BlackRock Variable Series Funds, Inc. -- BlackRock Large Cap Growth V.I. Fund -- Class III Shares changed its name to BlackRock Variable Series Funds, Inc. -- BlackRock Large Cap Focus Growth V.I. Fund -- Class III Shares.

   On June 12, 2017, BlackRock Variable Series Funds, Inc. -- BlackRock Value Opportunities V.I. Fund -- Class III Shares changed its name to BlackRock Variable Series Funds, Inc. -- BlackRock Advantage U.S. Total Market V.I. Fund -- Class III Shares.

   On June 5, 2017, Janus Aspen Series -- Balanced Portfolio -- Service Shares changed its name to Janus Aspen Series -- Janus Henderson Balanced Portfolio -- Service Shares.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018


   On June 5, 2017, Janus Aspen Series -- Forty Portfolio -- Service Shares changed its name to Janus Aspen Series -- Janus Henderson Forty Portfolio -- Service Shares.

   On April 28, 2017, State Street Variable Insurance Series Funds, Inc. -- Core Value Equity V.I.S. Fund -- Class 1 Shares was liquidated, and the cash was reinvested in Goldman Sachs Variable Insurance Trust -- Goldman Sachs Government Money Market Fund -- Service Shares.

   As of December 31, 2018, the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. American Franchise Fund -- Series II shares, MFS(R) Variable Insurance Trust -- MFS(R) Investors Trust Series -- Service Class Shares, Oppenheimer Variable Account Funds -- Oppenheimer Discovery Mid Cap Growth Fund/VA -- Service Shares and State Street Variable Insurance Series Funds, Inc. -- Premier Growth Equity V.I.S. Fund -- Class 1 Shares were available as investment options for contracts, but not shown on the financial statement as there was no any activity from January 1, 2017 through December 31, 2018.

   All designated Portfolios listed above are series type mutual funds.

(2)Summary of Significant Accounting Policies

  (a) Basis of Presentation

   These financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates. Prior year balances related to funds liquidated in 2017 are not disclosed in the Statements of Changes in Net Assets as they are no longer active in 2018. The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services -- Investment Companies.

  (b) Investments

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally, uses a market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

   Valuation Inputs: Various inputs are used to determine the value of the mutual fund's investments. These inputs are summarized in the three broad levels listed below:

  .  Level 1 -- quoted prices in active markets for identical securities;

  . Level 2 -- observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk); and

  .  Level 3 -- unobservable inputs.

   The investments of the Separate Accounts are measured at fair value on a recurring basis. All investments are categorized as Level 1 as of December 31, 2018, and there were no transfers between the levels during 2018.

   Purchases and redemptions of investments in mutual funds are recorded on the Valuation Day the request for the purchase or redemption is received. A Valuation Day is any day that the New York Stock Exchange is open for regular

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

trading, except for days on which a Portfolio does not value its shares. Income distributions, and gains from realized gain distributions, are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (c) Unit Classes

   There are several unit classes of subaccounts based on the variable annuity contract through which the subaccounts are available. An indefinite number of units in each unit class is authorized. Each unit class has its own expense structure as noted in note (4)(a) below. In January 2011, Genworth announced that its insurance company subsidiaries, including GLAIC, would discontinue new sales of variable annuity products but would continue to service existing blocks of business. However, MyClearCourse(R), a variable annuity product, remains available for new sales. For those contracts no longer available for new sales, additional purchase payments may still be accepted under the terms of the contracts.

  (d) Federal Income Taxes

   The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

  (e) Payments During Annuitization

   Net assets allocated to the contracts in variable payout stages ("variable annuitization") are computed in accordance with the mortality tables in effect at the time of contract issue. The default assumed interest rate is an effective annual rate of 3% for all variable annuitizations paid on a life contingency basis, with the exception of those contract owners who have annuitized while electing the Payment Optimizer Plus rider option. Under this rider option, the assumed interest rate is 4%. The mortality risk is fully borne by GLAIC and may result in amounts transferred from GLAIC's General Account to the Separate Account should annuitants live longer than assumed. GLAIC may transfer amounts from the Separate Account to its General Account should the contracts experience higher mortality than assumed.

  (f) Subsequent Events

   The Separate Account evaluated subsequent events through the date the financial statements were issued, and no subsequent events have occurred requiring accrual or disclosure.

(3)Purchases and Sales of Investments

   The aggregate cost of the investments acquired, and the aggregate proceeds of investments sold, for the year ended December 31, 2018 was:

                            Cost of    Proceeds
                             Shares      from
Fund/Portfolio              Acquired  Shares Sold
--------------             ---------- -----------
AB Variable Products
  Series Fund, Inc.
   AB Balanced Wealth
     Strategy Portfolio
     -- Class B........... $  138,923 $  316,389
   AB Global Thematic
     Growth Portfolio --
     Class B..............      7,209     37,017
   AB Growth and Income
     Portfolio -- Class B.    275,330    201,700
   AB International
     Value Portfolio --
     Class B..............  1,008,018  1,125,507
   AB Large Cap Growth
     Portfolio -- Class B.     16,062     25,283
   AB Small Cap Growth
     Portfolio -- Class B.    152,836    283,823

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                           Cost of     Proceeds
                            Shares       from
Fund/Portfolio             Acquired   Shares Sold
--------------            ----------- -----------
AIM Variable Insurance
  Funds (Invesco
  Variable Insurance
  Funds)
   Invesco V.I. American
     Franchise Fund --
     Series I shares..... $     6,104 $     2,010
   Invesco V.I. Comstock
     Fund -- Series II
     shares..............     237,661     296,961
   Invesco V.I. Core
     Equity Fund --
     Series I shares.....   5,908,530   3,398,709
   Invesco V.I. Equity
     and Income Fund --
     Series II shares....     186,044     963,267
   Invesco V.I.
     International
     Growth Fund --
     Series II shares....   1,207,502   2,070,818
   Invesco V.I. Value
     Opportunities Fund
     -- Series II shares.          --          --
American Century
  Variable Portfolios
  II, Inc.
   VP Inflation
     Protection Fund --
     Class II............   1,840,473   2,021,477
BlackRock Variable
  Series Funds, Inc.
   BlackRock Advantage
     U.S. Total Market
     V.I. Fund --
     Class III Shares....      97,837     105,697
   BlackRock Basic Value
     V.I. Fund --
     Class III Shares....   1,092,638   1,298,801
   BlackRock Global
     Allocation V.I.
     Fund -- Class III
     Shares..............  11,549,066  34,721,000
   BlackRock Large Cap
     Focus Growth V.I.
     Fund -- Class III
     Shares..............         423          60
Columbia Funds Variable
  Series Trust II
   CTIVP/SM/ -- Loomis
     Sayles Growth Fund
     -- Class 1..........     706,391   3,871,937
   Columbia Variable
     Portfolio --
     Overseas Core Fund
     -- Class 2..........      46,145     203,272
Eaton Vance Variable
  Trust
   VT Floating-Rate
     Income Fund.........   3,220,641   1,788,843
Federated Insurance
  Series
   Federated High Income
     Bond Fund II --
     Service Shares......      34,083     231,481
   Federated Kaufmann
     Fund II -- Service
     Shares..............     332,099     552,855
Fidelity(R) Variable
  Insurance Products Fund
   VIP Balanced
     Portfolio --
     Service Class 2.....   1,700,837   1,144,530
   VIP Contrafund(R)
     Portfolio --
     Service Class 2.....   1,949,882   5,732,155
   VIP Dynamic Capital
     Appreciation
     Portfolio --
     Service Class 2.....      16,590      41,441
   VIP Equity-Income
     Portfolio --
     Service Class 2.....   1,471,766   2,046,011
   VIP FundsManager(R)
     50% Portfolio --
     Service Class 2.....   3,944,407   8,168,676
   VIP FundsManager(R)
     60% Portfolio --
     Service Class 2.....  16,554,857  21,750,205
   VIP Growth & Income
     Portfolio --
     Service Class 2.....     245,000      60,462
   VIP Growth
     Opportunities
     Portfolio --
     Service Class 2.....     476,152   1,162,171
   VIP Growth Portfolio
     -- Service Class 2..     172,790     232,318
   VIP Investment Grade
     Bond Portfolio --
     Service Class 2.....   2,343,708   7,748,005
   VIP Mid Cap Portfolio
     -- Service Class 2..   2,210,953   2,515,060
   VIP Value Strategies
     Portfolio --
     Service Class 2.....      11,595      30,063
Franklin Templeton
  Variable Insurance
  Products Trust
   Franklin Founding
     Funds Allocation
     VIP Fund -- Class 2
     Shares..............     347,312   1,223,645
   Franklin Income VIP
     Fund -- Class 2
     Shares..............   1,010,010   2,541,844
   Franklin Mutual
     Shares VIP Fund --
     Class 2 Shares......     225,274     767,931
   Templeton Growth VIP
     Fund -- Class 2
     Shares..............      67,183      49,955
Goldman Sachs Variable
  Insurance Trust
   Goldman Sachs
     Government Money
     Market Fund --
     Service Shares......  25,483,739  23,647,991
Janus Aspen Series
   Janus Henderson
     Balanced Portfolio
     -- Service Shares...   1,737,519   1,970,094
   Janus Henderson Forty
     Portfolio --
     Service Shares......     365,305     748,028

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                            Cost of     Proceeds
                             Shares       from
Fund/Portfolio              Acquired   Shares Sold
--------------             ----------- -----------
Legg Mason Partners
  Variable Equity Trust
   ClearBridge Variable
     Aggressive Growth
     Portfolio --
     Class II............. $        -- $    11,511
   ClearBridge Variable
     Dividend Strategy
     Portfolio --
     Class II.............       6,024       9,709
   ClearBridge Variable
     Large Cap Value
     Portfolio -- Class I.       4,393      12,142
MFS(R) Variable
  Insurance Trust
   MFS(R) Total Return
     Series -- Service
     Class Shares.........     379,848     786,029
   MFS(R) Utilities
     Series -- Service
     Class Shares.........       8,682      94,073
MFS(R) Variable
  Insurance Trust II
   MFS(R) Massachusetts
     Investors Growth
     Stock Portfolio --
     Service Class Shares.       1,262         638
Oppenheimer Variable
  Account Funds
   Oppenheimer Capital
     Appreciation
     Fund/VA -- Service
     Shares...............      49,202     197,387
   Oppenheimer
     Conservative
     Balanced Fund/VA --
     Service Shares.......      58,924     274,111
   Oppenheimer Global
     Fund/VA -- Service
     Shares...............   1,798,357   3,389,554
   Oppenheimer Main
     Street Fund/VA --
     Service Shares.......   5,677,143   4,123,306
   Oppenheimer Main
     Street Small Cap
     Fund(R)/VA --
     Service Shares.......   1,110,729   2,196,589
PIMCO Variable Insurance
  Trust
   All Asset Portfolio
     -- Advisor
     Class Shares.........      13,123      29,905
   High Yield Portfolio
     -- Administrative
     Class Shares.........   1,275,130   1,144,741
   Long-Term U.S.
     Government
     Portfolio --
     Administrative
     Class Shares.........   1,655,837   1,505,077
   Low Duration
     Portfolio --
     Administrative
     Class Shares.........   1,709,276   2,193,000
   Total Return
     Portfolio --
     Administrative
     Class Shares.........   3,361,643   8,483,681
State Street Variable
  Insurance Series
  Funds, Inc.
   Income V.I.S. Fund --
     Class 1 Shares.......         845       1,725
   Real Estate
     Securities V.I.S.
     Fund -- Class 1
     Shares...............     894,396   1,564,991
   S&P 500(R) Index
     V.I.S. Fund --
     Class 1 Shares.......       3,348       6,005
   Small-Cap Equity
     V.I.S. Fund --
     Class 1 Shares.......      33,397      19,041
   Total Return V.I.S.
     Fund -- Class 3
     Shares...............  41,920,909  39,639,014
   U.S. Equity V.I.S.
     Fund -- Class 1
     Shares...............      20,147      17,151
The Prudential Series
  Fund
   Jennison 20/20 Focus
     Portfolio --
     Class II Shares......      19,968     121,634
   Jennison Portfolio --
     Class II Shares......     231,063      15,170
   Natural Resources
     Portfolio --
     Class II Shares......   2,420,584   1,863,904
Wells Fargo Variable
  Trust
   Wells Fargo VT Omega
     Growth Fund --
     Class 2..............       7,021       8,428

(4)Related Party Transactions

  (a) GLAIC

   Net purchase payments (premiums) transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium variable deferred and immediate annuity contracts, less deductions retained as compensation for premium taxes. For contracts issued on or after May 1, 1993, the deduction for premium taxes is deferred until the contracts are surrendered.

   Some contracts permit contract owners to elect to allocate assets to a Guarantee Account that is part of the General Account of GLAIC. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the subaccounts of the Separate Account and in certain instances transfer amounts from the subaccounts of the Separate Account to the Guarantee Account.

   Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that GLAIC assumes, as well as any additional benefits provided under the contract such as optional benefits, as applicable. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges, as well as through certain electable rider options, are assessed through the daily unit value calculation. Those fees are assessed on the contract owner's daily average net assets in the Separate Account. Other charges assessed to cover certain other administrative expenses, as well as certain optional riders, are assessed by the redemption of units. Note (6) presents the total charge percentage by unit in a range. The unit class may encompass multiple contracts through a combination of one or more electable rider options equal to the total amount assessed on a daily basis.

   The Separate Account assesses charges associated with the contracts issued. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

 Mortality and Expense Risk Charge      1.00% -- 2.45% of the daily value of
 (including benefit rider options)      the assets invested in each Portfolio
 This charge is assessed through a      (fund).
 reduction in unit values.

 Administrative Charge                  0.00% -- 0.25% of the daily value of
 This charge is assessed through a      the assets invested in each fund.
 reduction in unit values.

 Annual Administrative Charge           $0 -- $25 per contract year invested
 This charge is assessed through a      in each fund.
 redemption in units.

 Surrender Charge                       0.00% -- 9.00% on the value of the
 This charge is assessed through a      accumulation units purchased.
 redemption in units.

  (b) Accrued Expenses Payable to Affiliate

   Charges and deductions made under the contracts for services and benefits unpaid at year end are accrued and payable to GLAIC.

  (c) Bonus Credit

   For certain contracts, transfers from the General Account for payments by GLAIC were paid in the form of bonus credits. Bonus credits are amounts that are added by GLAIC to the premium payments received from contract owners.

  (d) Capital Brokerage Corporation

   Capital Brokerage Corporation ("CBC"), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatatory Authority ("FINRA"). CBC serves as the distributor and principal underwriter for variable annuity contracts, variable life insurance policies and certain guaranteed income annuity contracts issued by GLAIC. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018


(5)Capital Transactions

   All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2018 and 2017 are reflected in the Statements of Changes in Net Assets.

(6)Financial Highlights

   GLAIC's variable annuity products have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit values, and total returns. A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios and total return ratios for the years or lesser periods ended December 31, 2018, 2017, 2016, 2015, and 2014 follows. This information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented due to the timing of the introduction of new products or funds. Financial highlights are only disclosed for subaccounts that had outstanding units as of December 31, 2018 and were available to contract owners during 2018.

                                    Expense as a                          Net   Investment
                                    % of Average                         Assets   Income
                                   Net Assets (1)  Units    Unit Value    000s  Ratio (2)    Total Return (3)
                                   -------------- ------- -------------- ------ ---------- --------------------
AB Variable Products Series Fund, Inc.
 AB Balanced Wealth Strategy
   Portfolio -- Class B
   2018........................... 1.15% to 2.40%  81,395 13.49 to 11.51 1,036    1.55%     (7.49)% to  (8.67)%
   2017........................... 1.15% to 2.40% 100,144 14.58 to 12.60 1,388    1.77%      14.30% to   12.86%
   2016........................... 1.15% to 2.40% 100,470 12.76 to 11.17 1,217    1.89%       3.24% to    1.94%
   2015........................... 1.15% to 2.40% 187,932 12.36 to 10.95 2,229    1.96%       0.13% to  (1.14)%
   2014........................... 1.15% to 2.40% 199,473 12.34 to 11.08 2,370    2.34%       5.88% to    4.54%
 AB Global Thematic Growth
   Portfolio -- Class B
   2018........................... 1.15% to 1.85%   3,752 15.92 to 14.56    57    0.00%    (11.02)% to (11.66)%
   2017........................... 1.15% to 1.85%   5,361 17.89 to 16.48    92    0.27%      34.74% to   33.79%
   2016........................... 1.15% to 1.85%   6,503 13.28 to 12.32    83    0.00%     (2.02)% to  (2.70)%
   2015........................... 1.15% to 1.85%   6,456 13.55 to 12.66    84    0.00%       1.47% to    0.75%
   2014........................... 1.15% to 1.85%   6,933 13.35 to 12.57    89    0.00%       3.60% to    2.87%
 AB Growth and Income Portfolio --
   Class B
   2018........................... 1.15% to 1.35%  31,027 19.68 to 19.19   609    0.78%     (6.93)% to  (7.12)%
   2017........................... 1.15% to 1.35%  30,886 21.15 to 20.67   652    1.13%      17.24% to   17.00%
   2016........................... 1.15% to 1.15%  25,267 18.04 to 18.04   456    0.93%       9.79% to    9.79%
   2015........................... 1.15% to 1.15%  14,408 16.43 to 16.43   237    1.18%       0.26% to    0.26%
   2014........................... 1.15% to 1.15%  14,761 16.39 to 16.39   242    1.03%       8.03% to    8.03%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                                    Expense as a                            Net   Investment
                                    % of Average                           Assets   Income
                                   Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                   -------------- --------- -------------- ------ ---------- --------------------
 AB International Value
   Portfolio -- Class B
   2018........................... 1.15% to 2.70%   442,415  7.67 to  4.91  3,249   1.11%    (23.87)% to (25.07)%
   2017........................... 1.15% to 2.70%   450,847 10.08 to  6.56  4,352   1.41%      23.66% to   21.73%
   2016........................... 1.15% to 2.70% 1,150,022  8.15 to  5.39  9,036   1.27%     (1.94)% to  (3.47)%
   2015........................... 1.15% to 2.70%   873,744  8.31 to  5.58  7,015   2.31%       1.22% to  (0.36)%
   2014........................... 1.15% to 2.70%   789,076  8.21 to  5.60  6,283   3.78%     (7.54)% to  (8.99)%
 AB Large Cap Growth Portfolio --
   Class B
   2018........................... 1.15% to 1.15%     5,015 26.09 to 26.09    131   0.00%       1.14% to    1.14%
   2017........................... 1.15% to 1.15%     5,887 25.79 to 25.79    152   0.00%      30.16% to   30.16%
   2016........................... 1.15% to 1.15%     6,072 19.81 to 19.81    120   0.00%       1.18% to    1.18%
   2015........................... 1.15% to 1.15%     9,046 19.58 to 19.58    177   0.00%       9.58% to    9.58%
   2014........................... 1.15% to 1.15%     9,187 17.87 to 17.87    164   0.00%      12.53% to   12.53%
 AB Small Cap Growth Portfolio --
   Class B
   2018........................... 1.15% to 1.95%    30,892 26.69 to 31.81    834   0.00%     (2.25)% to  (3.05)%
   2017........................... 1.15% to 1.95%    36,303 27.31 to 32.81  1,002   0.00%      32.25% to   31.18%
   2016........................... 1.15% to 1.90%    46,751 20.65 to 19.06    988   0.00%       4.99% to    4.20%
   2015........................... 1.15% to 1.90%    46,338 19.67 to 18.29    952   0.00%     (2.67)% to  (3.41)%
   2014........................... 1.15% to 2.70%   212,852 20.21 to 16.65  4,334   0.00%     (3.20)% to  (4.72)%
AIM Variable Insurance Funds
  (Invesco Variable Insurance
  Funds)
 Invesco V.I. American Franchise
   Fund -- Series I shares
   2018........................... 1.15% to 1.15%     4,720 18.07 to 18.07     85   0.00%     (4.74)% to  (4.74)%
   2017........................... 1.15% to 1.15%     4,764 18.97 to 18.97     90   0.08%      25.88% to   25.88%
   2016........................... 1.15% to 1.15%     4,792 15.07 to 15.07     72   0.00%       1.09% to    1.09%
   2015........................... 1.15% to 1.15%     4,820 14.91 to 14.91     72   0.00%       3.80% to    3.80%
   2014........................... 1.15% to 1.15%     6,395 14.36 to 14.36     92   0.05%       7.19% to    7.19%
 Invesco V.I. Comstock Fund --
   Series II shares
   2018........................... 1.15% to 2.15%    74,020 17.76 to 13.37  1,348   1.42%    (13.38)% to (14.26)%
   2017........................... 1.15% to 2.15%    83,451 20.51 to 15.60  1,765   0.94%      16.23% to   15.06%
   2016........................... 1.15% to 2.70%   499,694 17.65 to 12.84  8,667   1.89%      15.64% to   13.84%
   2015........................... 1.15% to 1.90%   117,095 15.26 to 14.19  1,795   1.79%     (7.27)% to  (7.98)%
   2014........................... 1.15% to 1.90%   101,625 16.46 to 15.42  1,700   1.09%       7.85% to    7.03%
 Invesco V.I. Core Equity Fund --
   Series I shares
   2018........................... 1.15% to 2.70%   676,229 17.68 to 12.58 11,538   1.02%    (10.44)% to (11.86)%
   2017........................... 1.15% to 2.70%   588,666 19.74 to 14.28 11,228   1.03%      11.88% to   10.13%
   2016........................... 1.15% to 2.70%   659,073 17.65 to 12.96 11,296   1.05%       9.00% to    7.30%
   2015........................... 1.15% to 1.95%    48,385 16.19 to 17.07    779   1.02%     (6.85)% to  (7.61)%
   2014........................... 1.15% to 1.95%    64,183 17.38 to 18.47  1,111   0.87%       6.90% to    6.04%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                                   Expense as a                             Net    Investment
                                   % of Average                            Assets    Income
                                  Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                  -------------- ---------- -------------- ------- ---------- --------------------
 Invesco V.I. Equity and Income
   Fund -- Series II shares
   2018.......................... 1.15% to 2.70%     97,702 15.40 to 12.80   1,406   1.85%    (10.77)% to (12.18)%
   2017.......................... 1.15% to 2.70%    150,210 17.25 to 14.58   2,416   1.46%       9.51% to    7.80%
   2016.......................... 1.15% to 2.70%    155,046 15.76 to 13.53   2,314   1.60%      13.51% to   11.74%
   2015.......................... 1.15% to 2.70%    186,038 13.88 to 12.10   2,464   2.32%     (3.71)% to  (5.22)%
   2014.......................... 1.15% to 2.70%    196,801 14.41 to 12.77   2,718   1.55%       7.52% to    5.83%
 Invesco V.I. International
   Growth Fund -- Series II
   shares
   2018.......................... 1.15% to 2.70%    356,867 14.18 to  8.85   4,719   1.79%    (16.19)% to (17.51)%
   2017.......................... 1.15% to 2.70%    416,551 16.92 to 10.73   6,613   1.32%      21.32% to   19.42%
   2016.......................... 1.15% to 2.70%    363,464 13.95 to  8.98   4,815   0.90%     (1.84)% to  (3.37)%
   2015.......................... 1.15% to 2.70%    601,106 14.21 to  9.30   8,058   1.47%     (3.74)% to  (5.25)%
   2014.......................... 1.15% to 2.70%    434,517 14.76 to  9.81   6,104   1.38%     (1.06)% to  (2.61)%
American Century Variable
  Portfolios II, Inc.
 VP Inflation Protection Fund --
   Class II
   2018.......................... 1.15% to 2.70%    389,836 12.91 to  9.67   4,711   2.81%     (3.94)% to  (5.46)%
   2017.......................... 1.15% to 2.70%    410,235 13.44 to 10.23   5,201   2.56%       2.48% to    0.88%
   2016.......................... 1.15% to 2.70%    461,905 13.12 to 10.14   5,745   1.68%       3.19% to    1.58%
   2015.......................... 1.15% to 2.70%    238,748 12.71 to  9.98   2,893   3.19%     (3.59)% to  (5.10)%
   2014.......................... 1.15% to 2.70%    697,448 13.19 to 10.52   8,748   1.30%       2.11% to    0.51%
BlackRock Variable Series Funds,
  Inc.
 BlackRock Advantage U.S.
   Total Market V.I. Fund --
   Class III Shares
   2018.......................... 1.15% to 1.35%      5,576 18.56 to 18.10     103   1.51%     (7.73)% to  (7.92)%
   2017.......................... 1.15% to 1.85%      6,788 20.12 to 18.54     135   0.93%      12.53% to   11.73%
   2016.......................... 1.15% to 1.85%      7,332 17.88 to 16.59     130   0.14%      21.99% to   21.13%
   2015.......................... 1.15% to 1.85%      8,428 14.66 to 13.70     123   0.16%     (7.85)% to  (8.50)%
   2014.......................... 1.15% to 1.85%      8,540 15.91 to 14.97     135   0.13%       3.86% to    3.12%
 BlackRock Basic Value V.I.
   Fund -- Class III Shares
   2018.......................... 1.15% to 2.70%    193,369 17.63 to 12.98   3,395   1.45%     (9.18)% to (10.61)%
   2017.......................... 1.15% to 2.70%    224,330 19.41 to 14.52   4,332   0.97%       6.77% to    5.11%
   2016.......................... 1.15% to 2.70%    400,361 18.18 to 13.82   7,222   1.82%      16.37% to   14.55%
   2015.......................... 1.15% to 1.95%     84,400 15.62 to 18.93   1,348   1.25%     (7.23)% to  (7.98)%
   2014.......................... 1.15% to 1.95%     78,575 16.84 to 20.57   1,367   1.17%       8.37% to    7.49%
 BlackRock Global Allocation
   V.I. Fund -- Class III Shares
   2018.......................... 1.15% to 2.70%  8,334,689 16.11 to 11.49 117,337   0.79%     (8.65)% to (10.09)%
   2017.......................... 1.15% to 2.70% 10,146,041 17.63 to 12.78 156,970   1.24%      12.40% to   10.65%
   2016.......................... 1.15% to 2.70% 11,562,349 15.69 to 11.55 160,005   1.18%       2.61% to    1.01%
   2015.......................... 1.15% to 2.70% 13,139,382 15.29 to 11.44 177,861   1.01%     (2.14)% to  (3.67)%
   2014.......................... 1.15% to 2.70% 14,946,266 15.62 to 11.87 206,856   2.10%       0.76% to  (0.82)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                                          Expense as a                          Net   Investment
                                          % of Average                         Assets   Income
                                         Net Assets (1)  Units    Unit Value    000s  Ratio (2)    Total Return (3)
                                         -------------- ------- -------------- ------ ---------- --------------------
 BlackRock Large Cap Focus Growth
   V.I. Fund -- Class III Shares
   2018................................. 1.15% to 1.15%     164 23.08 to 23.08     4    0.00%       1.58% to    1.58%
   2017................................. 1.15% to 1.15%     164 22.73 to 22.73     4    0.00%      27.75% to   27.75%
   2016................................. 1.15% to 1.15%     164 17.79 to 17.79     3    0.47%       6.31% to    6.31%
   2015................................. 1.15% to 1.35%   2,605 16.73 to 16.41    43    0.38%       1.33% to    1.13%
   2014................................. 1.15% to 1.35%   2,605 16.51 to 16.23    42    0.36%      12.65% to   12.42%
Columbia Funds Variable Series Trust II
 CTIVP/SM /-- Loomis Sayles Growth
   Fund -- Class 1
   2018................................. 1.15% to 2.70% 274,891 13.28 to 12.74 3,620    0.00%     (3.53)% to  (5.05)%
   2017................................. 1.15% to 2.70% 486,079 13.77 to 13.41 6,659    0.00%      31.51% to   29.45%
   2016 (4)............................. 1.15% to 1.95% 138,113 10.47 to 10.41 1,443    0.00%       7.09% to    6.23%
 Columbia Variable Portfolio --
   Overseas Core Fund -- Class 2
   2018................................. 1.15% to 1.95%  39,585 10.06 to  9.84   395    2.63%    (17.78)% to (18.45)%
   2017................................. 1.15% to 1.95%  54,629 12.23 to 12.07   666    1.88%      25.72% to   24.71%
   2016 (4)............................. 1.15% to 1.90%  61,562  9.73 to  9.68   598    2.18%     (3.99)% to  (4.71)%
Eaton Vance Variable Trust
  VT Floating-Rate Income Fund
   2018................................. 1.15% to 2.70% 457,646 13.35 to 10.62 5,882    3.78%     (1.23)% to  (2.79)%
   2017................................. 1.15% to 2.70% 357,697 13.52 to 10.92 4,686    3.26%       2.24% to    0.64%
   2016................................. 1.15% to 2.70% 338,978 13.22 to 10.85 4,357    3.49%       7.69% to    6.01%
   2015................................. 1.15% to 2.70% 420,889 12.28 to 10.24 5,039    3.36%     (2.13)% to  (3.67)%
   2014................................. 1.15% to 2.70% 688,821 12.54 to 10.62 8,446    3.15%     (0.58)% to  (2.14)%
Federated Insurance Series
 Federated High Income Bond
   Fund II -- Service Shares
   2018................................. 1.15% to 1.35%   7,074 18.68 to 18.21   132    6.35%     (4.55)% to  (4.74)%
   2017................................. 1.15% to 1.35%  17,726 19.57 to 19.12   347    6.43%       5.34% to    5.13%
   2016................................. 1.15% to 1.35%  21,520 18.58 to 18.19   399    6.00%      13.21% to   12.99%
   2015................................. 1.15% to 1.35%  27,047 16.41 to 16.10   443    5.36%     (3.84)% to  (4.04)%
   2014................................. 1.15% to 1.35%  28,170 17.07 to 16.77   480    5.58%       1.24% to    1.04%
 Federated Kaufmann Fund II --
   Service Shares
   2018................................. 1.15% to 1.90%  35,682 23.74 to 21.58   811    0.00%       2.38% to    1.60%
   2017................................. 1.15% to 1.90%  46,846 23.19 to 21.24 1,071    0.00%      26.50% to   25.55%
   2016................................. 1.15% to 1.90%  53,502 18.33 to 16.92   969    0.00%       2.23% to    1.46%
   2015................................. 1.15% to 1.95%  57,208 17.93 to 20.44 1,015    0.00%       4.93% to    4.08%
   2014................................. 1.15% to 1.95%  46,808 17.09 to 19.64   798    0.00%       8.18% to    7.30%
Fidelity(R) Variable Insurance Products
  Fund
 VIP Balanced Portfolio --
   Service Class 2
   2018................................. 1.15% to 2.40% 254,692 19.22 to 14.26 4,514    1.32%     (5.55)% to  (6.75)%
   2017................................. 1.15% to 2.40% 239,056 20.35 to 15.29 4,464    1.26%      14.78% to   13.34%
   2016................................. 1.15% to 2.40% 240,312 17.73 to 13.49 3,881    1.36%       5.75% to    4.42%
   2015................................. 1.15% to 2.40% 201,758 16.76 to 12.92 3,155    1.27%     (0.79)% to  (2.05)%
   2014................................. 1.15% to 2.40% 221,730 16.90 to 13.19 3,508    1.30%       8.75% to    7.38%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                                  Expense as a                             Net    Investment
                                  % of Average                            Assets    Income
                                 Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                 -------------- ---------- -------------- ------- ---------- --------------------
 VIP Contrafund(R) Portfolio --
   Service Class 2
   2018......................... 1.15% to 2.70%    284,111 20.62 to 14.92   5,525   0.39%     (7.72)% to  (9.18)%
   2017......................... 1.15% to 2.70%    487,922 22.35 to 16.43  10,328   0.77%      20.19% to   18.32%
   2016......................... 1.15% to 2.70%    440,487 18.59 to 13.89   7,819   0.34%       6.49% to    4.83%
   2015......................... 1.15% to 2.70%  1,228,014 17.46 to 13.25  20,365   0.77%     (0.74)% to  (2.30)%
   2014......................... 1.15% to 2.70%  1,382,066 17.59 to 13.56  23,138   0.70%      10.37% to    8.64%
 VIP Dynamic Capital
   Appreciation Portfolio --
   Service Class 2
   2018......................... 1.15% to 1.65%      5,665 21.17 to 19.87     113   0.32%     (6.26)% to  (6.74)%
   2017......................... 1.15% to 1.65%      7,322 22.58 to 21.30     157   0.63%      22.09% to   21.47%
   2016......................... 1.15% to 1.65%     11,983 18.50 to 17.54     214   0.72%       1.48% to    0.97%
   2015......................... 1.15% to 1.65%     12,488 18.23 to 17.37     220   0.63%     (0.14)% to  (0.64)%
   2014......................... 1.15% to 1.65%      9,439 18.25 to 17.48     166   0.21%       9.39% to    8.83%
 VIP Equity-Income Portfolio --
   Service Class 2
   2018......................... 1.15% to 2.70%    349,984 16.54 to 11.23   5,508   1.94%     (9.60)% to (11.02)%
   2017......................... 1.15% to 2.70%    402,486 18.30 to 12.62   7,034   1.64%      11.36% to    9.62%
   2016......................... 1.15% to 2.15%    235,851 16.43 to 12.15   3,752   1.17%      16.36% to   15.19%
   2015......................... 1.15% to 2.70%    762,121 14.12 to 10.05  10,314   2.89%     (5.34)% to  (6.82)%
   2014......................... 1.15% to 2.70%    837,315 14.92 to 10.78  11,965   2.48%       7.23% to    5.55%
 VIP FundsManager(R) 50%
   Portfolio -- Service Class 2
   2018......................... 1.15% to 1.95%  1,976,000 13.27 to 12.54  25,438   1.17%     (6.47)% to  (7.23)%
   2017......................... 1.15% to 1.95%  2,451,421 14.19 to 13.52  33,875   0.96%      12.93% to   12.02%
   2016......................... 1.15% to 1.95%  2,822,662 12.56 to 12.07  34,699   1.07%       2.88% to    2.05%
   2015......................... 1.15% to 1.95%  3,132,620 12.21 to 11.83  37,591   0.93%     (1.17)% to  (1.97)%
   2014......................... 1.15% to 1.95%  3,507,495 12.35 to 12.06  42,762   0.96%       3.74% to    2.91%
 VIP FundsManager(R) 60%
   Portfolio -- Service Class 2
   2018......................... 1.15% to 1.95%  6,670,478 14.09 to 13.32  91,288   1.06%     (7.59)% to  (8.34)%
   2017......................... 1.15% to 1.95%  7,742,412 15.25 to 14.53 115,156   0.86%      15.42% to   14.49%
   2016......................... 1.15% to 1.95%  9,554,287 13.21 to 12.70 123,679   1.08%       3.44% to    2.61%
   2015......................... 1.15% to 1.95% 10,628,333 12.77 to 12.37 133,543   0.90%     (0.88)% to  (1.69)%
   2014......................... 1.15% to 1.95% 11,743,036 12.89 to 12.58 149,476   1.06%       4.05% to    3.21%
 VIP Growth & Income
   Portfolio -- Service Class 2
   2018......................... 1.15% to 1.65%     19,829 19.45 to 18.26     374   0.11%    (10.24)% to (10.70)%
   2017......................... 1.15% to 1.35%     11,850 21.67 to 21.18     255   1.28%      15.27% to   15.04%
   2016......................... 1.15% to 1.35%      7,042 18.80 to 18.41     132   0.75%      14.48% to   14.25%
   2015......................... 1.15% to 1.35%     16,880 16.42 to 16.11     277   1.82%     (3.66)% to  (3.85)%
   2014......................... 1.15% to 1.35%     17,514 17.05 to 16.76     298   2.04%       8.96% to    8.74%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                                     Expense as a                            Net   Investment
                                     % of Average                           Assets   Income
                                    Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                    -------------- --------- -------------- ------ ---------- --------------------
 VIP Growth Opportunities
   Portfolio -- Service Class 2
   2018............................ 1.15% to 1.95%    71,292 24.53 to 23.19  1,701   0.10%      10.91% to   10.01%
   2017............................ 1.15% to 1.95%   104,957 22.12 to 21.08  2,267   0.10%      32.64% to   31.57%
   2016............................ 1.15% to 1.95%   136,093 16.67 to 16.02  2,226   0.05%     (1.09)% to  (1.88)%
   2015............................ 1.15% to 2.70%   510,025 16.86 to 15.84  8,486   0.00%       4.13% to    2.50%
   2014............................ 1.15% to 2.70%   292,909 16.19 to 15.46  4,692   0.01%      10.66% to    8.93%
 VIP Growth Portfolio -- Service
   Class 2
   2018............................ 1.15% to 1.65%     9,147 24.74 to 23.22    225   0.04%     (1.58)% to  (2.08)%
   2017............................ 1.15% to 1.65%    12,314 25.14 to 23.71    308   0.07%      33.27% to   32.60%
   2016............................ 1.15% to 1.65%    10,518 18.86 to 17.88    198   0.00%     (0.61)% to  (1.10)%
   2015............................ 1.15% to 1.65%    10,480 18.98 to 18.08    198   0.03%       5.67% to    5.14%
   2014............................ 1.15% to 1.65%    10,339 17.96 to 17.20    185   0.00%       9.74% to    9.18%
 VIP Investment Grade Bond
   Portfolio -- Service Class 2
   2018............................ 1.15% to 2.70%   755,725 13.36 to 11.12  9,523   1.91%     (1.93)% to  (3.48)%
   2017............................ 1.15% to 2.70% 1,199,529 13.63 to 11.52 15,479   2.15%       2.80% to    1.19%
   2016............................ 1.15% to 2.70% 1,421,709 13.26 to 11.38 17,943   2.31%       3.28% to    1.66%
   2015............................ 1.15% to 2.70% 1,410,236 12.84 to 11.19 17,237   2.63%     (1.99)% to  (3.53)%
   2014............................ 1.15% to 2.70%   936,792 13.10 to 11.60 11,682   1.86%       4.40% to    2.77%
 VIP Mid Cap Portfolio -- Service
   Class 2
   2018............................ 1.15% to 2.70%   361,869 19.81 to 14.08  6,874   0.40%    (15.76)% to (17.09)%
   2017............................ 1.15% to 2.70%   401,841 23.52 to 16.98  9,086   0.47%      19.15% to   17.29%
   2016............................ 1.15% to 2.70%   496,924 19.74 to 14.48  9,454   0.33%      10.64% to    8.91%
   2015............................ 1.15% to 2.70%   460,378 17.84 to 13.29  7,925   0.21%     (2.76)% to  (4.29)%
   2014............................ 1.15% to 2.70%   778,368 18.34 to 13.89 13,847   0.02%       4.81% to    3.17%
 VIP Value Strategies Portfolio --
   Service Class 2
   2018............................ 1.15% to 1.15%     8,982 16.81 to 16.81    151   0.71%    (18.45)% to (18.45)%
   2017............................ 1.15% to 1.65%    10,336 20.62 to 19.45    212   1.23%      17.72% to   17.13%
   2016............................ 1.15% to 1.65%    13,387 17.52 to 16.61    233   0.89%       8.02% to    7.47%
   2015............................ 1.15% to 1.65%    18,735 16.22 to 15.45    303   0.88%     (4.30)% to  (4.79)%
   2014............................ 1.15% to 1.65%    19,095 16.94 to 16.23    323   0.82%       5.29% to    4.76%
Franklin Templeton Variable
  Insurance Products Trust
 Franklin Founding Funds
   Allocation VIP Fund -- Class 2
   Shares
   2018............................ 1.15% to 2.70%   313,464 12.50 to 10.41  3,618   3.02%    (10.69)% to (12.10)%
   2017............................ 1.15% to 2.70%   392,474 13.99 to 11.84  5,126   2.60%      10.69% to    8.96%
   2016............................ 1.15% to 2.70%   500,957 12.64 to 10.87  5,945   3.90%      11.88% to   10.13%
   2015............................ 1.15% to 2.70%   587,294 11.30 to  9.87  6,265   2.93%     (7.29)% to  (8.75)%
   2014............................ 1.15% to 2.70%   646,173 12.19 to 10.81  7,506   2.75%       1.67% to    0.07%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                                   Expense as a                            Net   Investment
                                   % of Average                           Assets   Income
                                  Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                  -------------- --------- -------------- ------ ---------- --------------------
 Franklin Income VIP Fund --
   Class 2 Shares
   2018.......................... 1.15% to 2.70%   802,859 16.69 to 11.70 11,956   4.81%     (5.41)% to  (6.90)%
   2017.......................... 1.15% to 2.70%   922,161 17.65 to 12.56 14,653   4.15%       8.42% to    6.72%
   2016.......................... 1.15% to 2.70% 1,002,872 16.28 to 11.77 14,829   4.96%      12.71% to   10.95%
   2015.......................... 1.15% to 2.70% 1,174,985 14.44 to 10.61 15,514   4.64%     (8.12)% to  (9.56)%
   2014.......................... 1.15% to 2.70% 1,329,635 15.72 to 11.73 19,252   4.86%       3.41% to    1.79%
 Franklin Mutual Shares VIP
   Fund -- Class 2 Shares
   2018.......................... 1.15% to 1.90%   117,750 15.26 to 13.87  1,774   2.31%    (10.12)% to (10.80)%
   2017.......................... 1.15% to 1.90%   156,257 16.98 to 15.55  2,618   2.26%       7.10% to    6.29%
   2016.......................... 1.15% to 1.90%   177,420 15.85 to 14.63  2,796   1.96%      14.72% to   13.86%
   2015.......................... 1.15% to 1.95%   192,792 13.82 to 17.09  2,678   3.14%     (6.03)% to  (6.79)%
   2014.......................... 1.15% to 1.95%   208,596 14.70 to 18.34  3,082   2.01%       5.89% to    5.03%
 Templeton Growth VIP Fund --
   Class 2 Shares
   2018.......................... 1.15% to 1.65%    18,077 12.50 to 11.73    224   2.01%    (15.83)% to (16.26)%
   2017.......................... 1.15% to 1.65%    18,440 14.85 to 14.01    271   1.41%      17.14% to   16.55%
   2016.......................... 1.15% to 1.65%    31,871 12.68 to 12.02    402   2.10%       8.36% to    7.82%
   2015.......................... 1.15% to 1.65%    40,932 11.70 to 11.15    476   2.42%     (7.56)% to  (8.03)%
   2014.......................... 1.15% to 1.65%    51,806 12.66 to 12.12    652   1.31%     (3.93)% to  (4.42)%
Goldman Sachs Variable Insurance
  Trust
 Goldman Sachs Government
   Money Market Fund -- Service
   Shares
   2018.......................... 1.15% to 2.40%   883,543  9.48 to  8.73  8,173   1.40%       0.31% to  (0.97)%
   2017.......................... 1.15% to 1.95%   666,806  9.45 to  9.04  6,204   0.50%     (0.64)% to  (1.44)%
   2016.......................... 1.15% to 1.95%   633,867  9.51 to  9.17  5,943   0.04%     (1.11)% to  (1.90)%
   2015.......................... 1.15% to 2.20%   800,968  9.62 to  9.27  7,612   0.01%     (1.14)% to  (2.19)%
   2014.......................... 1.15% to 2.40%   917,605  9.73 to  9.43  8,837   0.01%     (1.14)% to  (2.39)%
Janus Aspen Series
 Janus Henderson Balanced
   Portfolio -- Service Shares
   2018.......................... 1.15% to 2.70%   380,126 22.31 to 16.07  7,653   1.71%     (0.73)% to  (2.30)%
   2017.......................... 1.15% to 2.40%   396,270 22.47 to 17.00  8,186   1.36%      16.78% to   15.31%
   2016.......................... 1.15% to 2.40%   462,550 19.24 to 14.74  8,215   1.94%       3.12% to    1.83%
   2015.......................... 1.15% to 2.40%   435,331 18.66 to 14.48  7,585   1.38%     (0.74)% to  (2.00)%
   2014.......................... 1.15% to 2.40%   477,234 18.80 to 14.77  8,390   1.49%       6.99% to    5.64%
 Janus Henderson Forty
   Portfolio -- Service Shares
   2018.......................... 1.15% to 2.15%    53,915 29.10 to 21.19  1,464   1.25%       0.54% to  (0.48)%
   2017.......................... 1.15% to 2.15%    75,470 28.94 to 21.30  2,053   0.00%      28.51% to   27.21%
   2016.......................... 1.15% to 2.70%   234,845 22.52 to 15.85  4,974   0.00%       0.77% to  (0.80)%
   2015.......................... 1.15% to 2.70%   256,679 22.35 to 15.98  5,396   0.00%      10.65% to    8.92%
   2014.......................... 1.15% to 2.70%   294,386 20.20 to 14.67  5,601   0.03%       7.22% to    5.54%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                                         Expense as a                          Net   Investment
                                         % of Average                         Assets   Income
                                        Net Assets (1)  Units    Unit Value    000s  Ratio (2)    Total Return (3)
                                        -------------- ------- -------------- ------ ---------- --------------------
Legg Mason Partners Variable Equity
  Trust
 ClearBridge Variable Dividend
   Strategy Portfolio -- Class II
   2018................................ 1.75% to 1.80%   2,425 15.97 to 15.88    39    1.33%     (6.67)% to  (6.72)%
   2017................................ 1.75% to 1.80%   2,770 17.12 to 17.02    47    1.29%      16.93% to   16.87%
   2016................................ 1.75% to 1.80%   3,182 14.64 to 14.57    47    1.36%      12.78% to   12.72%
   2015................................ 1.75% to 1.80%   3,735 12.98 to 12.92    48    1.61%     (6.11)% to  (6.16)%
   2014................................ 1.75% to 1.80%   4,008 13.82 to 13.77    55    1.96%      11.50% to   11.44%
 ClearBridge Variable Large Cap
   Value Portfolio -- Class I
   2018................................ 1.15% to 1.15%   4,423 10.88 to 10.88    48    1.39%     (9.93)% to  (9.93)%
   2017................................ 1.15% to 1.15%   5,396 12.08 to 12.08    65    1.41%      13.52% to   13.52%
   2016................................ 1.15% to 1.15%   5,437 10.64 to 10.64    58    1.62%      11.70% to   11.70%
   2015................................ 1.15% to 1.15%   5,659  9.53 to  9.53    54    3.08%     (3.98)% to  (3.98)%
   2014................................ 1.15% to 1.15%   1,238  9.92 to  9.92    12    1.71%     (9.81)% to  (9.81)%
MFS(R) Variable Insurance Trust
 MFS(R) Total Return Series -- Service
   Class Shares
   2018................................ 1.15% to 2.40% 215,934 16.57 to 12.35 3,362    1.97%     (6.96)% to  (8.14)%
   2017................................ 1.15% to 2.40% 252,058 17.81 to 13.45 4,242    2.11%      10.74% to    9.34%
   2016................................ 1.15% to 2.40% 264,430 16.09 to 12.30 3,967    2.70%       7.56% to    6.21%
   2015................................ 1.15% to 2.40% 288,804 14.96 to 11.58 4,084    2.33%     (1.72)% to  (2.97)%
   2014................................ 1.15% to 2.40% 292,709 15.22 to 11.94 4,226    1.73%       6.99% to    5.64%
 MFS(R) Utilities Series -- Service
   Class Shares
   2018................................ 1.15% to 1.65%  10,769 23.00 to 21.59   245    0.85%     (0.36)% to  (0.86)%
   2017................................ 1.15% to 1.65%  14,558 23.08 to 21.77   330    4.09%      13.18% to   12.61%
   2016................................ 1.15% to 1.65%  16,120 20.39 to 19.34   323    3.67%       9.96% to    9.41%
   2015................................ 1.15% to 1.65%  21,228 18.55 to 17.67   389    4.09%    (15.74)% to (16.16)%
   2014................................ 1.15% to 1.65%  22,238 22.01 to 21.08   485    1.90%      11.17% to   10.61%
MFS(R) Variable Insurance Trust II
 MFS(R) Massachusetts Investors
   Growth Stock Portfolio -- Service
   Class Shares
   2018................................ 1.15% to 1.15%   1,452 12.84 to 12.84    19    0.34%     (0.59)% to  (0.59)%
   2017................................ 1.15% to 1.15%   1,482 12.92 to 12.92    19    0.42%      26.63% to   26.63%
   2016................................ 1.15% to 1.15%   1,486 10.20 to 10.20    15    0.39%       4.62% to    4.62%
   2015 (4)............................ 1.15% to 1.15%   1,490  9.75 to  9.75    15    0.46%     (3.24)% to  (3.24)%
Oppenheimer Variable Account Funds
 Oppenheimer Capital Appreciation
   Fund/VA -- Service Shares
   2018................................ 1.15% to 1.35%   7,897 18.57 to 18.11   145    0.00%     (7.04)% to  (7.23)%
   2017................................ 1.15% to 1.35%  15,392 19.98 to 19.52   306    0.01%      25.05% to   24.80%
   2016................................ 1.15% to 1.35%  20,599 15.98 to 15.64   327    0.11%     (3.55)% to  (3.74)%
   2015................................ 1.15% to 1.65%  25,839 16.56 to 15.78   425    0.00%       2.08% to    1.56%
   2014................................ 1.15% to 1.65%  22,594 16.23 to 15.54   365    0.17%      13.80% to   13.23%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                                     Expense as a                           Net   Investment
                                     % of Average                          Assets   Income
                                    Net Assets (1)   Units    Unit Value    000s  Ratio (2)    Total Return (3)
                                    --------------  ------- -------------- ------ ---------- --------------------
 Oppenheimer Conservative Balanced
   Fund/VA -- Service Shares
   2018............................ 1.15% to 2.40%   44,352 11.55 to  8.55    453   1.75%     (6.62)% to  (7.81)%
   2017............................ 1.15% to 2.40%   63,878 12.37 to  9.27    721   1.64%       7.70% to    6.34%
   2016............................ 1.15% to 2.40%   65,882 11.49 to  8.72    691   2.14%       3.75% to    2.45%
   2015............................ 1.15% to 2.40%   60,878 11.07 to  8.51    609   2.07%     (0.59)% to  (1.85)%
   2014............................ 1.15% to 2.40%   69,115 11.14 to  8.67    696   1.82%       6.77% to    5.42%
 Oppenheimer Global Fund/VA --
   Service Shares
   2018............................ 1.15% to 2.70%  231,416 18.03 to 13.15  4,135   0.85%    (14.39)% to (15.75)%
   2017............................ 1.15% to 2.70%  325,135 21.06 to 15.60  6,747   0.75%      34.76% to   32.65%
   2016............................ 1.15% to 2.70%  360,846 15.63 to 11.76  5,598   0.85%     (1.31)% to  (2.85)%
   2015............................ 1.15% to 2.70%  454,150 15.84 to 12.11  7,132   1.04%       2.48% to    0.87%
   2014............................ 1.15% to 2.70%  520,345 15.45 to 12.00  7,980   0.77%       0.88% to  (0.70)%
 Oppenheimer Main Street Fund/
   VA -- Service Shares
   2018............................ 1.15% to 2.70%  620,615 19.37 to 14.82 11,850   0.84%     (9.16)% to (10.59)%
   2017............................ 1.15% to 2.70%  591,243 21.33 to 16.58 12,466   1.03%      15.30% to   13.50%
   2016............................ 1.15% to 2.70%  693,360 18.50 to 14.61 12,723   0.71%      10.02% to    8.30%
   2015............................ 1.15% to 2.70%  560,671 16.81 to 13.49  9,417   0.65%       1.92% to    0.32%
   2014............................ 1.15% to 2.70%  640,251 16.50 to 13.44 10,598   0.58%       9.13% to    7.42%
 Oppenheimer Main Street Small Cap
   Fund(R)/VA -- Service Shares
   2018............................ 1.15% to 2.70%  137,545 20.07 to 14.11  2,688   0.06%    (11.57)% to (12.97)%
   2017............................ 1.15% to 2.70%  201,852 22.69 to 16.21  4,472   0.63%      12.60% to   10.84%
   2016............................ 1.15% to 2.70%  260,573 20.15 to 14.63  5,155   0.27%      16.32% to   14.50%
   2015............................ 1.15% to 2.70%  369,271 17.33 to 12.77  6,271   0.63%     (7.17)% to  (8.63)%
   2014............................ 1.15% to 2.70%  395,973 18.67 to 13.98  7,259   0.74%      10.37% to    8.64%
PIMCO Variable Insurance Trust
 All Asset Portfolio -- Advisor
   Class Shares
   2018............................ 1.15% to 1.85%    9,980 14.91 to 13.64    146   3.04%     (6.54)% to  (7.21)%
   2017............................ 1.15% to 1.85%   11,230 15.96 to 14.70    176   4.46%      12.08% to   11.29%
   2016............................ 1.15% to 1.85%   12,886 14.24 to 13.21    180   2.38%      11.61% to   10.82%
   2015............................ 1.15% to 1.85%   17,346 12.76 to 11.92    218   3.04%    (10.23)% to (10.87)%
   2014............................ 1.15% to 1.85%   21,839 14.21 to 13.38    308   4.68%     (0.70)% to  (1.40)%
 High Yield Portfolio --
   Administrative Class Shares
   2018............................ 1.15% to 2.70%  205,247 17.62 to 13.35  3,470   5.09%     (3.77)% to  (5.29)%
   2017............................ 1.15% to 2.70%  204,529 18.31 to 14.10  3,625   4.87%       5.39% to    3.74%
   2016............................ 1.15% to 2.70%  224,706 17.37 to 13.59  3,790   5.26%      11.15% to    9.42%
   2015............................ 1.15% to 2.70%  520,728 15.63 to 12.42  7,911   5.24%     (2.78)% to  (4.30)%
   2014............................ 1.15% to 2.70%  394,716 16.07 to 12.98  6,196   5.28%       2.15% to    0.55%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                                         Expense as a                            Net   Investment
                                         % of Average                           Assets   Income
                                        Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                        -------------- --------- -------------- ------ ---------- -------------------
 Long-Term U.S. Government
   Portfolio -- Administrative
   Class Shares
   2018................................ 1.15% to 2.70%   195,692 19.36 to 14.90  3,508   2.40%    (3.51)% to  (5.03)%
   2017................................ 1.15% to 2.70%   190,856 20.07 to 15.69  3,571   2.17%      7.71% to    6.02%
   2016................................ 1.15% to 2.70%   206,951 18.63 to 14.80  3,588   1.81%    (0.48)% to  (2.04)%
   2015................................ 1.15% to 2.15%    72,640 18.72 to 15.87  1,247   2.06%    (2.52)% to  (3.51)%
   2014................................ 1.15% to 2.15%    73,942 19.21 to 16.44  1,309   2.30%     22.59% to   21.35%
 Low Duration Portfolio --
   Administrative Class Shares
   2018................................ 1.15% to 2.70%   407,261 12.72 to 10.17  4,871   1.91%    (0.82)% to  (2.38)%
   2017................................ 1.15% to 2.70%   446,745 12.83 to 10.42  5,449   1.34%      0.19% to  (1.38)%
   2016................................ 1.15% to 2.70%   517,367 12.80 to 10.57  6,327   1.51%      0.24% to  (1.33)%
   2015................................ 1.15% to 2.70%   833,457 12.77 to 10.71 10,128   2.83%    (0.84)% to  (2.39)%
   2014................................ 1.15% to 2.70% 1,834,769 12.88 to 10.97 22,549   1.13%    (0.31)% to  (1.87)%
 Total Return Portfolio --
   Administrative Class Shares
   2018................................ 1.15% to 2.70%   973,291 15.94 to 12.54 14,429   2.51%    (1.68)% to  (3.23)%
   2017................................ 1.15% to 2.70% 1,348,754 16.21 to 12.96 20,378   2.02%      3.71% to    2.09%
   2016................................ 1.15% to 2.70% 1,588,278 15.63 to 12.70 23,292   2.09%      1.50% to  (0.09)%
   2015................................ 1.15% to 2.70% 1,877,906 15.40 to 12.71 27,167   5.15%    (0.71)% to  (2.26)%
   2014................................ 1.15% to 2.70% 1,497,803 15.51 to 13.00 21,842   2.15%      3.08% to    1.46%
State Street Variable Insurance Series
  Funds, Inc.
 Income V.I.S. Fund -- Class 1
   Shares
   2018................................ 1.75% to 1.75%       648 11.91 to 11.91      8   2.04%    (3.16)% to  (3.16)%
   2017................................ 1.75% to 1.75%       725 12.30 to 12.30      9   2.17%      1.44% to    1.44%
   2016................................ 1.75% to 1.75%       687 12.13 to 12.13      8   1.84%      1.19% to    1.19%
   2015................................ 1.75% to 1.75%       719 11.99 to 11.99      9   2.15%    (2.17)% to  (2.17)%
   2014................................ 1.75% to 1.75%       740 12.25 to 12.25      9   2.20%      3.28% to    3.28%
 Real Estate Securities V.I.S.
   Fund -- Class 1 Shares
   2018................................ 1.15% to 2.70%   118,670 19.92 to 14.63  2,403   2.23%    (6.80)% to  (8.27)%
   2017................................ 1.15% to 2.70%   155,157 21.37 to 15.94  3,356   1.69%      4.63% to    2.99%
   2016................................ 1.15% to 2.70%   171,106 20.43 to 15.48  3,541   2.32%      6.76% to    5.09%
   2015................................ 1.15% to 2.70%   204,179 19.14 to 14.73  3,990   1.67%      3.36% to    1.74%
   2014................................ 1.15% to 2.70%   237,721 18.51 to 14.48  4,552   1.50%     30.38% to   28.34%
 S&P 500(R) Index V.I.S. Fund --
   Class 1 Shares
   2018................................ 1.15% to 1.65%       709 21.66 to 20.33     15   1.70%    (5.83)% to  (6.31)%
   2017................................ 1.15% to 1.65%       867 23.00 to 21.70     19   1.67%     20.11% to   19.51%
   2016................................ 1.15% to 1.65%     5,592 19.15 to 18.16    102   0.31%     10.33% to    9.78%
   2015................................ 1.15% to 2.15%    51,602 17.36 to 13.36    890   2.22%    (0.09)% to  (1.10)%
   2014................................ 1.15% to 2.15%    54,468 17.37 to 13.50    939   1.49%     11.98% to   10.85%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                                  Expense as a                             Net    Investment
                                  % of Average                            Assets    Income
                                 Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                 -------------- ---------- -------------- ------- ---------- --------------------
 Small-Cap Equity V.I.S.
   Fund -- Class 1 Shares
   2018......................... 1.15% to 1.35%      8,318 21.06 to 20.53     173   0.00%    (10.74)% to (10.92)%
   2017......................... 1.15% to 1.35%      8,655 23.59 to 23.05     202   0.00%      11.42% to   11.19%
   2016......................... 1.15% to 1.35%     12,587 21.17 to 20.73     264   0.00%      22.34% to   22.10%
   2015......................... 1.15% to 1.35%     14,022 17.31 to 16.98     241   0.00%     (5.23)% to  (5.42)%
   2014......................... 1.15% to 1.35%     14,443 18.26 to 17.95     262   0.00%       2.58% to    2.37%
 Total Return V.I.S. Fund --
   Class 3 Shares
   2018......................... 1.00% to 2.70% 11,257,291 14.82 to 10.59 154,286   1.80%     (7.55)% to  (9.14)%
   2017......................... 1.00% to 2.70% 13,427,253 16.03 to 11.66 200,564   1.67%      14.12% to   12.16%
   2016......................... 1.00% to 2.70% 15,553,831 14.05 to 10.40 205,936   1.57%       5.02% to    3.22%
   2015......................... 1.00% to 2.70% 17,171,115 13.38 to 10.07 217,852   1.48%     (2.33)% to  (4.01)%
   2014......................... 1.00% to 2.70% 18,651,713 13.70 to 10.49 244,112   1.44%       4.02% to    2.24%
 U.S. Equity V.I.S. Fund --
   Class 1 Shares
   2018......................... 1.15% to 1.35%      6,591 20.79 to 20.27     136   0.86%     (4.51)% to  (4.71)%
   2017......................... 1.15% to 1.35%      7,007 21.77 to 21.27     151   0.79%      18.54% to   18.30%
   2016......................... 1.15% to 1.35%      7,420 18.37 to 17.98     135   1.20%       8.05% to    7.84%
   2015......................... 1.15% to 1.35%      7,837 17.00 to 16.67     132   1.07%     (3.43)% to  (3.62)%
   2014......................... 1.15% to 1.35%      8,063 17.60 to 17.30     141   0.90%      11.48% to   11.25%
The Prudential Series Fund
 Jennison 20/20 Focus
   Portfolio -- Class II Shares
   2018......................... 1.15% to 1.75%     15,065 21.34 to 19.78     314   0.00%     (6.81)% to  (7.38)%
   2017......................... 1.15% to 1.75%     18,886 22.90 to 21.35     424   0.00%      28.26% to   27.48%
   2016......................... 1.15% to 1.75%     20,080 17.86 to 16.75     352   0.00%       0.07% to  (0.54)%
   2015......................... 1.15% to 1.75%     21,075 17.85 to 16.84     370   0.00%       4.65% to    4.01%
   2014......................... 1.15% to 1.75%     21,339 17.05 to 16.19     359   0.00%       5.48% to    4.84%
 Jennison Portfolio -- Class II
   Shares
   2018......................... 1.15% to 1.35%      7,672 27.05 to 26.38     207   0.00%     (2.32)% to  (2.52)%
   2017......................... 1.15% to 1.35%        477 27.70 to 27.06      13   0.00%      34.57% to   34.30%
   2016......................... 1.15% to 1.35%        497 20.58 to 20.15      10   0.00%     (2.43)% to  (2.62)%
   2015......................... 1.15% to 1.15%      1,699 21.09 to 21.09      36   0.00%       9.75% to    9.75%
   2014......................... 1.15% to 1.15%        367 19.22 to 19.22       7   0.00%       8.32% to    8.32%
 Natural Resources Portfolio --
   Class II Shares
   2018......................... 1.15% to 2.70%    630,717  7.56 to  4.99   4,387   0.00%    (19.36)% to (20.64)%
   2017......................... 1.15% to 2.70%    547,014  9.37 to  6.28   4,744   0.00%     (1.67)% to  (3.21)%
   2016......................... 1.15% to 2.70%    407,340  9.53 to  6.49   3,600   0.00%      23.39% to   21.46%
   2015......................... 1.15% to 2.70%    345,539  7.72 to  5.35   2,485   0.00%    (29.67)% to (30.77)%
   2014......................... 1.15% to 2.70%    304,693 10.98 to  7.72   3,136   0.00%    (20.72)% to (21.96)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 2

                               December 31, 2018

                                       Expense as a                        Net   Investment
                                       % of Average                       Assets   Income
                                      Net Assets (1) Units   Unit Value    000s  Ratio (2)   Total Return (3)
                                      -------------- ----- -------------- ------ ---------- -------------------
Wells Fargo Variable Trust
 Wells Fargo VT Omega Growth Fund --
   Class 2
   2018.............................. 1.15% to 1.15%   991 26.14 to 26.14   26     0.00%    (0.88)% to  (0.88)%
   2017.............................. 1.15% to 1.15% 1,129 26.37 to 26.37   30     0.01%     33.05% to   33.05%
   2016.............................. 1.15% to 1.15% 3,964 19.82 to 19.82   79     0.00%    (0.64)% to  (0.64)%
   2015.............................. 1.15% to 1.35% 3,910 19.95 to 19.73   78     0.00%      0.18% to  (0.02)%
   2014.............................. 1.15% to 1.35% 8,416 19.91 to 19.74  167     0.00%      2.67% to    2.46%

--------
(1)Expenses as a percentage of average net assets represent the annualized asset-based contract expenses of the Separate Account, consisting of mortality and expense risk charges, administrative expenses, and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.
(2)The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.
(3)The total return represents a range of minimum and maximum annual total returns for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.
(4)The ratios of expenses and net investment income to average net assets are annualized for periods less than a year.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                        Statutory Financial Statements

                 Years Ended December 31, 2018, 2017 and 2016

                  (With Independent Auditors' Report Thereon)

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                    INDEX TO STATUTORY FINANCIAL STATEMENTS

                                                                            PAGE
                                                                            ----
Independent Auditors' Report............................................... F-1

Statutory Statements of Admitted Assets, Liabilities and Capital and
  Surplus.................................................................. F-3

Statutory Statements of Summary of Operations.............................. F-5

Statutory Statements of Changes in Capital and Surplus..................... F-6

Statutory Statements of Cash Flow.......................................... F-7

Notes to Statutory Financial Statements.................................... F-9

                         Independent Auditors' Report

The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying financial statements of Genworth Life and Annuity Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of summary of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2018, and the related notes to the statutory financial statements.

Management's Responsibility for the Financial Statements

   Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

   Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

   An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

   We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

   As described in Note 1 to the financial statements, the financial statements are prepared by Genworth Life and Annuity Insurance Company using statutory accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

   The effects on the financial statements of the variances between the statutory accounting practices described in Note 1/ /and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

   In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Genworth Life and Annuity Insurance Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2018.

Opinion on Statutory Basis of Accounting

   In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Genworth Life and Annuity Insurance Company as of December 31, 2018 and 2017, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2018, in accordance with statutory accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance described in Note 1.

/s/ KPMG LLP

Richmond, Virginia
April 22, 2019

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

 Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus
                          December 31, 2018 and 2017
            (Dollar amounts in millions, except per share amounts)

                                2018      2017
                              --------- ---------
    Admitted Assets
Cash and invested assets:
   Bonds..................... $11,329.0 $11,278.2
   Preferred stocks --
     nonaffiliates...........      46.5      46.5
   Common stocks --
     affiliates..............     180.4     196.6
   Common stocks --
     nonaffiliates...........      24.0      16.1
   Mortgage loans............   1,867.2   1,775.4
   Real estate...............      12.1      10.8
   Contract loans............     507.5     522.4
   Cash, cash
     equivalents and
     short-term
     investments.............     307.2     360.0
   Other invested assets.....      84.0      93.8
   Receivable for
     securities..............       4.9       5.2
   Derivative assets.........      42.3      82.7
   Securities lending
     reinvested
     collateral..............      24.0      43.5
                              --------- ---------
       Total cash and
         invested assets.....  14,429.1  14,431.2

Amounts recoverable from
  reinsurers and funds
  held.......................     471.4     466.0
Deferred tax asset...........     153.3     109.8
Guaranty funds receivable....       7.4       8.0
Premiums and accounts
  receivable.................     492.4     519.5
Investment income due
  and accrued................     131.5     128.1
Receivable from parent,
  subsidiaries and
  affiliates.................        --      30.5
Current Federal and
  foreign income tax
  recoverable and
  interest thereon...........      24.9       0.8
Other assets.................      23.0      28.5
Separate account assets......   5,451.1   6,722.1
                              --------- ---------
       Total admitted
         assets.............. $21,184.1 $22,444.5
                              ========= =========

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus --
                                   Continued
                          December 31, 2018 and 2017
            (Dollar amounts in millions, except per share amounts)

                                 2018       2017
                              ---------  ---------
Liabilities and Capital
      and Surplus
Liabilities
   Aggregate reserves --
     life.................... $ 7,188.3  $ 7,229.2
   Aggregate reserves --
     annuity contracts.......   4,811.3    4,816.5
   Aggregate reserves --
     accident and health
     policies................       1.3        1.5
   Liability for
     deposit-type
     contracts...............     775.9      647.8
   Liability for policy
     and contract claims.....     107.9       91.0
   Policyholders
     dividends...............       0.3        0.3
   Premiums and annuity
     considerations
     received in advance.....       6.5        7.5
   Other amounts payable
     on reinsurance..........     127.3      133.7
   Interest maintenance
     reserve.................      25.0       37.4
   Commissions payable.......       0.2        0.4
   General expenses due
     or accrued..............       1.5        1.9
   Transfers to separate
     accounts due or
     accrued.................     (14.2)     (34.9)
   Taxes, licenses, and
     fees due or accrued.....       9.2       11.6
   Current Federal
     income tax payable......        --        6.6
   Unearned investment
     income..................       7.2        7.6
   Amounts withheld or
     retained by company
     as agent or trustee.....      11.3       11.8
   Remittances and items
     not allocated...........      22.0       30.3
   Asset valuation
     reserve.................      75.2       98.9
   Payable to parent,
     subsidiaries and
     affiliates..............       4.6         --
   Funds held under
     coinsurance and
     treaties with
     unauthorized
     reinsurers..............   1,379.6    1,253.0
   Payable for
     securities lending......      24.0       43.5
   Payable for securities....       4.6        7.0
   Derivative liabilities....        --        2.0
   Payable for
     collateral received
     from derivatives
     counterparties..........      10.1       29.0
   Separate account
     liabilities.............   5,451.1    6,722.1
                              ---------  ---------
       Total liabilities.....  20,030.2   21,155.7
                              ---------  ---------
Capital and surplus:
   Common stock, Class A
     ($1,000 par value.
     50,000 shares
     authorized; 25,651
     shares issued and
     outstanding)............      25.6       25.6
   Paid in surplus...........   1,456.7    1,456.7
   Unassigned deficit........    (328.4)    (193.5)
                              ---------  ---------
       Total capital and
         surplus.............   1,153.9    1,288.8
                              ---------  ---------
       Total liabilities
         and capital and
         surplus............. $21,184.1  $22,444.5
                              =========  =========

           See accompanying notes to statutory financial statements.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Statutory Statements of Summary of Operations
                 Years ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

                                    2018      2017       2016
                                  --------  --------  ---------
Revenues:
   Premiums and annuity
     considerations.............. $    6.4  $  520.7  $(2,356.6)
   Considerations for
     supplementary
     contracts with life
     contingencies...............     17.1      18.8       18.1
   Net investment income.........    639.8     669.2      741.6
   Amortization of
     interest
     maintenance reserve.........       --        --       (2.8)
   Commissions and
     expense allowances
     on reinsurance ceded........    274.2     143.8    3,325.3
   Reserve adjustments
     on reinsurance ceded........    (11.4)    (82.7)    (404.5)
   Income from fees
     associated with
     investment
     management,
     administration, and
     contract guarantees
     from separate
     accounts....................    116.2     124.7      127.2
   Other income..................     29.2      28.5       26.1
                                  --------  --------  ---------
       Total revenues............  1,071.5   1,423.0    1,474.4
                                  --------  --------  ---------
Benefits:
   Death benefits................    400.2     441.2      417.2
   Matured endowments............      3.0       2.4        1.4
   Annuity benefits..............    402.5     417.8      414.9
   Disability benefits
     and benefits under
     accident and health
     policies....................      3.9       4.1        4.5
   Surrender benefits
     and other fund
     withdrawals.................    701.7     783.8      735.7
   Payments on
     supplementary
     contracts with life
     contingencies...............     13.4      12.8       12.1
   Interest and
     adjustments on
     contracts or
     deposit-type
     contract funds..............     25.4      24.5       25.2
   Increase (decrease)
     in aggregate
     reserves -- life,
     annuity and
     accident and health.........    (46.3)    233.2     (333.4)
                                  --------  --------  ---------
       Total benefits............  1,503.8   1,919.8    1,277.6
                                  --------  --------  ---------
Expenses:
   Commissions...................    124.5     188.6      560.7
   General insurance
     expenses....................    137.4     140.8      166.6
   Insurance taxes,
     licenses, and fees,
     excluding Federal
     income taxes................     25.4      25.3       33.0
   Net transfer from
     separate accounts...........   (565.6)   (607.7)    (575.8)
   Other expenses................     57.1    (250.2)      85.2
                                  --------  --------  ---------
       Total expenses............   (221.2)   (503.2)     269.7
                                  --------  --------  ---------
       Total benefits
         and expenses............  1,282.6   1,416.6    1,547.3
                                  --------  --------  ---------
          Gain (loss)
            before
            Federal
            income taxes
            and realized
            capital
            gains
            (losses), net........   (211.1)      6.4      (72.9)
Federal and foreign
  income taxes...................    (18.8)     51.9      120.4
                                  --------  --------  ---------
          Loss before
            realized
            capital
            gains
            (losses).............   (192.3)    (45.5)    (193.3)
Realized capital gains
  (losses), net..................    (17.2)     13.4     (107.9)
                                  --------  --------  ---------
          Net loss............... $ (209.5) $  (32.1) $  (301.2)
                                  ========  ========  =========

           See accompanying notes to statutory financial statements.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

            Statutory Statements of Changes in Capital and Surplus
                 Years ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

                           Common stock
                           -------------
                                                   Unassigned
                                          Paid in   surplus
                           Amount Shares  surplus  (deficit)    Total
                           ------ ------ --------  ---------- --------
Balances as of
  December 31, 2015....... $25.6  25,651 $1,485.2   $ 158.0   $1,668.8
   Net loss...............    --      --       --    (301.2)    (301.2)
   Change in net
     unrealized capital
     gains and losses.....    --      --       --      34.0       34.0
   Change in net
     deferred tax assets..    --      --       --    (209.5)    (209.5)
   Change in nonadmitted
     assets...............    --      --       --     213.9      213.9
   Change in liability
     for reinsurance in
     unauthorized
     companies............    --      --       --      59.7       59.7
   Change in asset
     valuation reserve....    --      --       --     (10.9)     (10.9)
   Payment under tax
     assumption agreement.    --      --    (36.0)       --      (36.0)
   Changes in surplus as
     a result of
     reinsurance..........    --      --       --      68.7       68.7
   Other..................    --      --      7.5      (7.5)        --
                           -----  ------ --------   -------   --------
Balances as of
  December 31, 2016.......  25.6  25,651  1,456.7       5.2    1,487.5
   Net loss...............    --      --       --     (32.1)     (32.1)
   Change in net
     unrealized capital
     gains and losses.....    --      --       --     (28.9)     (28.9)
   Change in net
     deferred tax assets..    --      --       --    (128.1)    (128.1)
   Change in nonadmitted
     assets...............    --      --       --      39.3       39.3
   Change in liability
     for reinsurance in
     unauthorized
     companies............    --      --       --       0.3        0.3
   Change in asset
     valuation reserve....    --      --       --       1.6        1.6
   Change in surplus as
     a result of
     reinsurance..........    --      --       --     (39.6)     (39.6)
   Prior period
     correction -
     universal life
     insurance reserves,
     net of tax benefit
     of $6.0..............    --      --       --     (11.2)     (11.2)
                           -----  ------ --------   -------   --------
Balances as of
  December 31, 2017.......  25.6  25,651  1,456.7    (193.5)   1,288.8
   Net loss...............    --      --       --    (209.5)    (209.5)
   Change in net
     unrealized capital
     gains and losses.....    --      --       --    (138.7)    (138.7)
   Change in net
     unrealized foreign
     exchange capital
     gains and losses.....    --      --       --      (0.5)      (0.5)
   Change in net
     deferred tax assets..    --      --       --      34.0       34.0
   Change in nonadmitted
     assets...............    --      --       --      13.1       13.1
   Change in asset
     valuation reserve....    --      --       --      23.7       23.7
   Change in surplus as
     a result of
     reinsurance..........    --      --       --      39.8       39.8
   Special tax
     allocation
     agreement with
     Genworth Financial...    --      --       --     103.2      103.2
                           -----  ------ --------   -------   --------
Balances as of
  December 31, 2018....... $25.6  25,651 $1,456.7   $(328.4)  $1,153.9
                           =====  ====== ========   =======   ========

           See accompanying notes to statutory financial statements.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                       Statutory Statements of Cash Flow
                 Years ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

                                            2018      2017      2016
                                          --------  --------  --------
Cash flow from
  operations:
   Premiums collected
     net of reinsurance.................. $   30.6  $  503.9  $  302.4
   Net investment income.................    619.0     638.5     716.4
   Miscellaneous income..................    448.2     167.2     105.6
                                          --------  --------  --------
          Total cash
            provided
            from revenues................  1,097.8   1,309.6   1,124.4
                                          --------  --------  --------
   Benefit and loss
     related payments....................  1,445.1   1,565.3   1,145.3
   Net transfers from
     separate,
     segregated
     accounts, and
     protected cell
     accounts............................   (586.3)   (615.5)   (570.2)
   Commissions, expenses
     paid, and aggregate
     write-ins for
     deductions..........................    283.3     264.5     324.1
   Federal and foreign
     taxes paid, net of
     capital gains
     (losses)............................      6.3      16.4     127.7
                                          --------  --------  --------
          Total cash
            applied to
            benefits and
            general and
            other
            expenses.....................  1,148.4   1,230.7   1,026.9
                                          --------  --------  --------
              Net cash
                provided
                by
                (applied
                to)
                operations...............    (50.6)     78.9      97.5
                                          --------  --------  --------
Cash flow from
  investments:
   Proceeds from
     investments sold,
     matured, or repaid:
       Bonds.............................  1,614.4   1,605.3   1,704.2
       Stocks............................      0.6      33.6     309.1
       Mortgage loans....................    210.9     135.5     215.8
       Real estate.......................      0.2        --      17.8
       Other invested
         assets..........................      7.7       8.9      10.1
       Miscellaneous
         proceeds........................     49.9     102.9       6.7
                                          --------  --------  --------
          Total
            investment
            proceeds.....................  1,883.7   1,886.2   2,263.7
                                          --------  --------  --------
   Cost of investments
     acquired (long-term
     only):
       Bonds.............................  1,663.3   1,393.6   1,683.0
       Stocks............................      8.5      11.8     117.5
       Mortgage loans....................    302.9     239.8     167.1
       Real estate.......................      1.9       0.9       0.1
       Other invested
         assets..........................      0.1      10.0       1.4
       Miscellaneous
         applications....................      2.5      34.9     128.4
                                          --------  --------  --------
          Total
            investments
            acquired.....................  1,979.2   1,691.0   2,097.5
   Net increase
     (decrease) in
     contract loans and
     premium notes.......................    (15.9)    (11.8)     30.9
                                          --------  --------  --------
              Net cash
                provided
                by
                (applied
                to)
                investments..............    (79.6)    207.0     135.3
                                          --------  --------  --------
Cash flow from financing
  and miscellaneous
  sources:
   Cash provided
     (applied):
       Net deposits on
         deposit-type
         contracts and
         other insurance
         liabilities.....................      0.2    (165.5)   (213.4)
       Capital and paid
         in surplus,
         less treasury
         stock...........................       --        --     (28.5)
       Other cash
         provided
         (applied).......................     77.2     (61.7)    111.7
                                          --------  --------  --------
              Net cash
                provided
                by
                (applied
                to)
                financing
                and
                miscellaneous
                sources..................     77.4    (227.2)   (130.2)
                                          --------  --------  --------
Net change in cash, cash
  equivalents and
  short-term investments.................    (52.8)     58.7     102.6
Cash, cash equivalents
  and short-term
  investments:
   Beginning of year.....................    360.0     301.3     198.7
                                          --------  --------  --------
   End of year........................... $  307.2  $  360.0  $  301.3
                                          ========  ========  ========

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

                            2018     2017      2016
                          -------  -------  ---------
Supplemental information:
   Interest
     capitalization --
     net investment
     income.............. $ (14.3) $ (17.6) $   (21.1)
   Interest
     capitalization --
     bond purchases......   (14.3)   (17.6)     (21.1)
   Securities exchanged
     -- bond proceeds....  (143.2)   (94.6)    (123.5)
   Securities exchanged
     -- bond purchases...  (143.2)   (94.6)    (123.5)
   Tax sharing agreement
     transfer of taxes
     payable -- taxes
     paid................    (3.9)    (8.1)      (3.9)
   Tax sharing agreement
     transfer of taxes
     payable -- stock
     proceeds............  (231.0)    (8.1)      (3.9)
   Tax sharing agreement
     transfer of taxes
     payable -- stock
     purchases...........  (330.3)      --         --
   Tax sharing agreement
     transfer of taxes
     payable -- special
     tax allocation
     agreement...........  (103.2)      --         --
   Rivermont account
     value adjustment --
     benefits and loss
     related.............
   payments..............   (27.5)      --         --
   Rivermont account
     value adjustment --
     stock purchases.....   (27.5)      --         --
   Transfer from bonds
     to other invested
     assets -- bonds.....      --     (4.0)        --
   Transfer from bonds
     to other invested
     assets -- other
     invested assets.....      --     (4.0)        --
   Reinsurance treaties
     -- premiums.........      --    (36.2)   2,601.2
   Reinsurance treaties
     -- commissions......      --   (207.1)  (2,543.2)
   Reinsurance treaties
     -- bond purchases...      --   (177.3)        --
   Reinsurance treaties
     -- mortgage loan
     purchases...........      --    (48.7)        --
   Reinsurance treaties
     -- contract loans...      --     14.9         --
   Reinsurance treaties
     -- stock purchases..      --       --         --
   Reinsurance treaties
     -- benefits and
     loss related
     payments............      --       --      318.1
   Reinsurance treaties
     -- miscellaneous
     income..............      --       --      100.0
   Transfer of bonds to
     Separate Accounts...      --       --       (8.3)
   Transfer of bonds
     from Separate
     Accounts............      --       --        7.5
   Transfer of bonds to
     Separate Accounts...      --       --       (8.3)
   Transfer of bonds
     from Separate
     Accounts............      --       --        7.5
   Transfer of bonds to
     affiliates..........      --       --     (276.1)
   Transfer of bonds
     from affiliates.....      --       --       (1.3)
   Transfer of bonds
     from affiliates.....      --       --        1.3


           See accompanying notes to statutory financial statements.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                    Notes to Statutory Financial Statements
                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

(1)Corporate Structure, Basis of Presentation, and Summary of Significant Accounting Policies

  (a) Corporate Structure

   Genworth Life and Annuity Insurance Company (the "Company" or "GLAIC") is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. The Company is licensed as a life insurer to do business in Bermuda, the District of Columbia and all states except for New York. The Company is wholly-owned by Genworth Life Insurance Company ("GLIC"), which is wholly-owned by Genworth North America Corporation ("GNA"), which is indirectly wholly-owned by Genworth Financial, Inc. ("Genworth").

   The following are the Company's direct subsidiaries with percentage of ownership listed as of December 31, 2018:

                                                                  2018
                                                                 -----
         Jamestown Life Insurance Company ("JLIC").............. 100.0%
         River Lake Insurance Company VI ("RLIC VI")............ 100.0
         River Lake Insurance Company VII ("RLIC VII").......... 100.0
         River Lake Insurance Company VIII ("RLIC VIII")........ 100.0
         River Lake Insurance Company IX ("RLIC IX")............ 100.0
         River Lake Insurance Company X ("RLIC X").............. 100.0
         Rivermont Life Insurance Company I ("Rivermont")....... 100.0
         GNWLAAC Real Estate Holding, LLC ("GNWLAAC RE")........ 100.0
         Newco Properties, Inc. ("Newco")....................... 100.0
         Genworth Life Insurance Company of New York ("GLICNY").  34.5

   As of December 31, 2018, the Company also owns 100% of the common stock of Assigned Settlement Inc. ("ASI"), which is fully nonadmitted.

   The Company's direct subsidiaries previously included River Lake Insurance Company ("RLIC"), River Lake Insurance Company II ("RLIC II") and River Lake Insurance Company IV Limited ("RLIC IV"). RLIC and RLIC II were dissolved on April 11, 2016. RLIC IV was dissolved on December 1, 2016.

   On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. ("Parent"), a limited liability company incorporated in the People's Republic of China and a subsidiary of China Oceanwide Holdings Group Co., Ltd., a limited liability company incorporated in the People's Republic of China (together with its affiliates, "China Oceanwide"), and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and an indirect, wholly-owned subsidiary of Asia Pacific Insurance USA Holdings LLC ("Asia Pacific Insurance"), which is a Delaware limited liability company and owned by China Oceanwide, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub would merge with and into Genworth with Genworth surviving the merger as an indirect, wholly-owned subsidiary of Asia Pacific Insurance (the "Merger").

   Genworth and China Oceanwide continue to work towards satisfying the closing conditions of the Merger as soon as possible. In December 2018 and January 2019, Genworth received the remaining approvals from its U.S. domestic insurance regulators. These approvals had multiple conditions, including but not limited to, the Merger being consummated without the purchase of the Company from GLIC by a Genworth intermediate holding company, which had been initially proposed and which Genworth refers to as the "GLAIC unstacking." Genworth's U.S. domestic regulatory approvals included the approval from the Delaware Department of Insurance (the "Delaware Department"). Genworth and China Oceanwide worked with the Delaware Department and other regulators to obtain approval of the Merger without the GLAIC unstacking throughout the second half of 2018. As part of the Delaware Department approval, Genworth and China Oceanwide agreed, following the Merger, Genworth Holdings, Inc. ("Genworth Holdings") will contribute $175.0 to GLIC, which was previously committed by Genworth to be used as partial consideration for the GLAIC unstacking. The $175.0 will be contributed in three equal

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

tranches, with the first contribution completed by the end of March 2019, the second contribution completed by the end of September 2019 and the final contribution completed by the end of January 2020. In addition, at or before the closing of the Merger, the Company will purchase from GLIC an intercompany note with a principal amount of $200.0. This intercompany note was issued by Genworth Holdings to GLIC, with Genworth Holdings obligated to pay the principal amount on the maturity date of March 2020. The purchase price will be at fair value, but not less than $200.0. No changes will be made to the existing terms of the intercompany note, other than Genworth Holdings will now pay the Company the principal amount of the note at maturity.

   On March 14, 2019, Genworth, Parent and Merger Sub entered into a ninth waiver and agreement ("Ninth Waiver and Agreement") pursuant to which Genworth and Parent each agreed to waive until April 30, 2019 its right to terminate the Merger Agreement and abandon the Merger in accordance with the terms of the Merger Agreement. The Ninth Waiver and Agreement extended the eighth waiver and agreement extension deadline of March 15, 2019 to allow additional time for the remaining regulatory approval and clearance processes. Given closing of the transaction extended past March 31, 2019, timing of the initial tranche of the $175.0 post-closing capital commitment to GLIC from Genworth Holdings will need to be adjusted.

  (b) Nature of Business

   The Company is one of a number of subsidiaries of Genworth that provides insurance, investment and financial solutions. The Company's principal products are life insurance and fixed deferred and immediate annuities. Life insurance products provide protection against financial hardship after the death of an insured. Deferred annuities are investment vehicles intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime. In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products. This decision resulted in the suspension of the Company's offerings for traditional life insurance and fixed annuity products; however, the Company continues to service its existing retained and reinsured blocks of business.

   The Company also has non-strategic products which have not been actively sold since 2011, but it continues to service its existing blocks of business. The Company's non-strategic products include variable annuities, variable life insurance, group variable annuities offered through retirement plans and institutional products. Institutional products consist of funding agreements and previously included funding agreements backing notes ("FABNs"). Most of its variable annuities include guaranteed minimum death benefits ("GMDBs"). Some of the Company's group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits ("GMWBs") and certain types of guaranteed annuitization benefits.

   The Company previously distributed its products through an extensive network of independent brokerage general agencies throughout the United States and through financial intermediaries, insurance marketing organizations, independent broker/dealers, select banks and national brokerage and financial firms.

  (c) Basis of Presentation

   The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance (the "Virginia Bureau"). These prescribed statutory accounting practices ("SAP") include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), including Statements of Statutory Accounting Principles ("SSAP"), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no permitted accounting practices that vary from prescribed accounting. However, certain of the Company's subsidiaries have such permitted practices granted by their respective state of domicile as described in Note 2(b).

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain prior year amounts may have been reclassified to conform to the current year presentation.

  (d) Differences Between SAP and U.S. GAAP

   The effects on the financial statements of the variances between SAP and U.S. generally accepted accounting principles ("U.S. GAAP"), although not reasonably determinable, are presumed to be material. The principal differences between SAP and U.S. GAAP include:

  . Investments in bonds and preferred stocks are generally carried at amortized cost under SAP. Under U.S. GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value with changes recorded in accumulated other comprehensive income (loss) in the balance sheet if classified as available-for-sale securities or in the income statement if classified as trading securities.

  . The change in the unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under U.S. GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss).

  . Investments in subsidiaries are generally carried on a statutory equity basis with equity in the earnings of subsidiaries reflected in unassigned surplus. Under U.S. GAAP, controlled subsidiaries are consolidated and results of operations are included in net loss.

  . Under SAP, derivative instruments are valued consistently with hedged items. Derivatives are recorded at amortized cost if the hedged item is recorded at amortized cost. Derivatives are recorded at fair value and net income is adjusted for fair value changes, if the hedged item is also recorded at fair value. Derivative instruments that do not meet or no longer meet the criteria of a highly effective hedge ("non-qualifying derivatives") are recorded at fair value and the changes in fair value are recorded as unrealized gains and losses in statutory surplus. Under U.S. GAAP, derivatives are recorded at fair value and changes in fair value are recorded in accumulated other comprehensive income (loss) for qualified cash flow hedges or net income (loss) (with an offsetting change in value for changes in the hedged item) for qualified fair value hedges and non-qualifying derivatives. To the extent that hedging relationships are highly effective, the derivatives' impact on operations is limited to payments and receipts of periodic coupons.

  . Under SAP, embedded derivatives are carried consistently with the host instruments. Under U.S. GAAP, the embedded derivatives that are not clearly and closely related to the host are bifurcated and accounted for like any other free-standing derivative.

  . Interest Maintenance Reserve ("IMR") represents the deferral of interest related realized gains and losses, net of tax, on primarily fixed maturity investments and interest rate derivatives which are amortized into operations over the remaining life of the investment sold under SAP. No such reserve is required under U.S. GAAP.

  . Asset Valuation Reserve ("AVR") represents a contingency reserve for credit related risk on most invested assets of the Company, and is charged to statutory surplus under SAP. No such reserve is required under U.S. GAAP, but mortgage loans are recorded net of allowances for estimated uncollectible amounts.

  . Certain assets, principally furniture, equipment, prepaid expenses, agents' balances, and certain deferred tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus under SAP. Under U.S. GAAP, such amounts are carried with an appropriate valuation allowance, when necessary.

  . Intangible assets such as present value of future profits and other adjustments, resulting from the Company's acquisitions, are not recorded under SAP. Intangible assets such as goodwill are recorded under SAP and amortized. Under U.S. GAAP, the present value of future profits is recorded and amortized and goodwill is recorded at cost and tested for impairment using a fair value methodology at least annually.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


  . Under SAP, a provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned statutory surplus. Under U.S. GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in operations for the period.

  . Under SAP, aggregate reserves for a majority of life insurance and fixed annuity products are based on statutory mortality and interest requirements without consideration for anticipated withdrawals. Variable annuity contracts are reserved for using a prescribed principles-based approach. Reserves for long-term care insurance ("LTC") are based on morbidity assumptions derived from the Company's experience. Under U.S. GAAP, reserves for term life insurance, life-contingent annuity, and LTC products are based on the present value of future benefits less the present value of future net premiums based on mortality, morbidity and other assumptions, which were appropriate at the time the policies were issued or acquired. Reserves for universal life insurance, term universal life insurance and non life-contingent annuity products are recognized by establishing a liability equal to the current account value of the policyholders' contracts, with an additional reserve for certain guaranteed benefits.

  . Reserves are reported net of ceded reinsurance under SAP. Under U.S. GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an offsetting reinsurance receivable.

  . Under SAP, certain annuity contracts which do not pass through all investment gains to the contractholders are maintained in the separate accounts, whereas U.S. GAAP reports these contracts in the general account of the Company.

  . Policy acquisition costs are expensed as incurred under SAP. Under U.S. GAAP, costs that are related to the successful acquisition of new and renewal insurance policies and investment contracts are deferred and recognized over either the expected premium paying period or the expected gross profits.

  . Under SAP, the cumulative effect of changes in accounting principles are recorded as increases or decreases in statutory surplus. Under U.S. GAAP, cumulative effects of changes in accounting principles generally affect equity and net loss.

  . Under SAP, premiums of universal life insurance and deferred annuity contracts including policy charges are recorded as revenue when received. Under U.S. GAAP, policy charges are recorded as revenue when due, and the premiums are recorded as policyholder account balances.

  . Under SAP, Federal income taxes are provided for in the Company's estimated current and deferred tax liability. Income taxes incurred include current year estimates of Federal income taxes due or refundable, based on tax returns for the current year and all prior years to the extent not previously provided. Deferred taxes are provided for differences between the financial statement basis and the tax basis of assets and liabilities. Changes in deferred tax assets ("DTA") and deferred tax liabilities ("DTL") are recognized as a separate component of gains and losses in statutory unassigned surplus, while under U.S. GAAP, these changes are included in income tax expense or benefit. Under U.S. GAAP and SAP, gross DTAs are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. The remaining adjusted gross DTA not meeting certain criteria outlined in SSAP No. 101, Income Taxes, are not admitted for SAP.

  . The Statutory Statements of Cash Flow differs in certain respects from the presentation required by U.S. GAAP, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. For statutory purposes, there is no reconciliation between net loss and cash from operations.

  . SAP does not require the presentation of a Statement of Comprehensive Income; however, U.S. GAAP does require a Statement of Comprehensive Income.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


  (e) Recognition of Revenue and Related Expenses

   Scheduled life and accident and health insurance premiums and annuity considerations are recognized as revenue when due. Premiums and fund deposits for universal life insurance and single premium contracts are recognized as revenue when collected. Benefits, surrenders and withdrawals are expensed as incurred. All acquisition costs and maintenance expenses are charged to operations as incurred.

  (f) Investments

   Investments in bonds are generally stated at amortized cost except for bonds where the NAIC designation has fallen to six and the fair value has fallen below amortized cost, in which case they are carried at fair value. Amortization of mortgage-backed and asset-backed bonds is based on anticipated prepayments at the date of purchase with significant changes in estimated cash flows from original purchase assumptions recognized using a retrospective method. In applying the retrospective adjustment method, the Company elected to use the book value as of January 1, 1994 as the cost for securities purchased prior to January 1, 1994 where historical cash flows are not readily available. Amortization is accounted for using a method that approximates the scientific interest method. Prepayment assumptions for mortgage-backed and asset-backed bonds are based on internal estimates. There were no nonadmitted amounts related to bond holdings as of December 31, 2018 and 2017.

   Investments in common stocks of unaffiliated companies are carried at fair value. Investments in common stocks of subsidiary controlled and affiliated ("SCA") insurance companies are carried at the Company's proportionate share of the audited statutory capital and surplus of the entity. Noninsurance SCAs are carried at the U.S. GAAP equity of the investee, adjusted for unamortized goodwill. Changes in the proportionate share of equity of such subsidiaries are recorded as unrealized gains and losses. Dividends from subsidiaries are recorded as net investment income when paid.

   Investments in preferred stocks are carried at cost, except where the NAIC designation is four or below and the fair value has fallen below amortized cost, in which case it is carried at fair value.

   Investments in short-term investments (maturity dates of one year or less from the acquisition date) are stated at amortized cost, which approximates fair value due to their short-term maturity. Money market funds are stated at fair value and classified as cash equivalents. See Note 1(u).

   The Company regularly evaluates securities, excluding loan-backed and structured securities, in an unrealized loss position for other-than-temporary impairments ("OTTI"). For these securities, the Company considers all available information relevant to the collectability of the securities, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. When it is determined that an impairment is other than temporary because the Company has made a decision to sell the security at an amount below its carrying value, or it is probable that the Company will not collect all amounts due based on the contractual terms of the security, the Company will recognize that an OTTI has occurred and record a realized loss equal to the difference between the security's carrying value and its fair value.

   For loan-backed and structured securities, the Company also utilizes performance indicators of the underlying assets including defaults or delinquency rates, loan to collateral value ratios, third-party credit enhancements, current levels of subordination, collateral vintage and other relevant characteristics of the underlying assets or the security to develop its estimate of cash flows. Estimating the expected cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources. When it is determined that an impairment is other than temporary because it is probable that the Company will not collect all amounts due based on the contractual terms of the security, even if the Company has no intent to sell and has the intent and ability to hold to recovery, the Company will recognize a realized loss equal to the difference between the carrying value of the

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

security and the present value of the expected cash flows. Under circumstances whereby the Company has the intent to sell or does not have the ability and intent to hold to recovery, the security is impaired to its fair value.

   In addition, for certain asset-backed securities in an unrealized loss position, management also evaluates whether it has the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis.

   Investments in real estate are stated at depreciated cost. As of December 31, 2018 and 2017, the Company's investment in real estate consisted of properties occupied by the Company of $12.1 and $10.8, respectively. On October 16, 2018, the Company sold land located in Lynchburg, Virginia to the City of Lynchburg for a purchase price of $0.2. As a result of the sale, the Company recorded a de minimis gain.

   Newco, a noninsurance subsidiary, owns certain properties occupied by the Company and its affiliates.

   Mortgage loans are stated at principal amounts outstanding, net of premium and discount amortization. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Premiums and discounts are amortized as level yield adjustments over the respective loan terms.

   GNWLAAC RE, a noninsurance subsidiary, owns certain mortgage loans contributed by the Company. The transfers are recorded at the lower of book value or fair value at the date of transfer.

   Impaired loans are defined by SSAP No. 37, Mortgage Loans, as loans for which it is probable that the Company will be unable to collect all amounts due according to original contractual terms of the loan agreement. In determining whether it is probable that the Company will be unable to collect all amounts due, the Company considers current payment status, debt service coverage ratios, occupancy levels and current loan-to-value. For individually impaired loans, the Company records an impairment charge when it is probable that a loss has occurred. Impaired loans are carried on a non-accrual status. Loans are placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due. Income on impaired loans is not recognized until the loan is sold or the cash received exceeds the carrying amount recorded.

   Investments in joint ventures, partnerships or limited liability companies are stated based on the underlying audited U.S. GAAP equity adjusted for any unamortized goodwill. Changes in the proportionate share of these investments are recorded as unrealized gains and losses. The cost basis and carrying value of joint ventures and limited partnership investments are adjusted for impairments in value deemed to be other than temporary, with associated realized loss reported in net income (loss).

   Realized investment gains and losses, determined on a specific identification basis and recorded on the trade date, are reduced by amounts transferred to IMR and are reflected as an element of net income (loss), net of related tax. For bonds and preferred stocks carried at fair value, the difference between amortized cost and fair value is reflected as unrealized gains and losses on investments in unassigned surplus. Changes in fair values of common stocks and changes in statutory equity of subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.

   The Company participates in a program managed by an unaffiliated financial institution in which it lends securities to brokers or other parties. The Company receives collateral for the loaned securities which can consist of cash or government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned. Currently, the Company only accepts cash collateral from borrowers under the program. The collateral is re-invested in bonds and short-term investments, which are carried at amortized cost.

   Sales of securities to affiliates are considered economic transactions and are accounted for at fair value, with interest related gains and losses transferred to IMR.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


  (g) Fair Value Measurements

   The Company holds certain long-term bonds, common stocks, derivatives, securities held as collateral, and separate account assets which are carried at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

   Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect a view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets carried or disclosed at fair value are classified and disclosed in one of the following three categories:

  .  Level 1 -- Quoted prices for identical instruments in active markets.

  . Level 2 -- Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

  .  Level 3 -- Instruments whose significant value drivers are unobservable.

   Level 1 primarily consists of separate account assets and financial instruments whose value is based on quoted market prices such as actively traded equity securities and actively traded mutual fund investments.

   Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable information, in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate bonds; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate swaps.

   Level 3 is comprised of financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In limited instances, this category may also utilize non-binding broker quotes. This category primarily consists of certain less liquid bonds and preferred stocks, and certain derivative instruments where the Company cannot corroborate the significant valuation inputs with market observable data.

   As of each reporting period, all assets and liabilities recorded or disclosed at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value from including a particular input. The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur.

   The valuation of interest rate swaps is determined using an income approach. The primary input into the valuation represents the forward interest rate swap curve, which is generally considered an observable input, and results in the derivative being classified as Level 2.

   For single name credit default swaps, an income approach is used to determine fair value based on using current market information for the credit spreads of the reference entity, which is considered observable inputs based on the reference entities of derivatives and results in these derivatives being classified as Level 2.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   The valuation of equity index options is determined using an income approach. The primary inputs into the valuation are forward interest rate volatility and a time value component associated with the optionality in the derivative, which are considered significant unobservable inputs in most instances. The equity index volatility surface is determined based on market information that is not readily observable and is developed based upon inputs received from several third-party sources. Accordingly, these options are classified as Level 3.

   The valuation of cross currency swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and foreign currency exchange rates, both of which are considered an observable input, and results in the derivative being classified as Level 2.

   The valuation of equity return swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and underlying equity index values, which are generally considered observable inputs, and results in the derivative being classified as Level 2.

   The fair value of the majority of separate account assets is based on the quoted price of the underlying fund investments and, therefore, represents Level 1 pricing. The remaining separate account assets represent Level 2 and 3 pricing, as defined above.

  (h) Investment Income Due and Accrued

   Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default and (b) bonds delinquent more than 90 days or where collection of interest is improbable. As of December 31, 2018 and 2017, the Company's nonadmitted investment income due and accrued was zero.

  (i) Nonadmitted Assets

   Certain assets, principally furniture, equipment, agents' debit balances, certain amounts related to investments in or near default, prepaid expenses, and certain deferred income tax assets have been designated as nonadmitted assets and are excluded from assets by a charge to statutory surplus. Changes in these nonadmitted assets are presented as changes in unassigned surplus.

  (j) Aggregate Reserves and Liability for Deposit-Type Contracts

   Policy reserves on annuity and supplementary contracts are calculated using the Commissioners' Annuity Reserve Valuation Method, except variable annuities which use the Commissioners' Annuity Reserve Valuation Method for Variable Annuities. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts' characteristics and their issue year.

   Policy reserves on life insurance contracts are based on statutory mortality and valuation interest rates using the Commissioner's Reserve Valuation Method without consideration of withdrawals. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts' characteristics and their issue year.

   Valuation methods provide, in the aggregate, reserves that are greater than or equal to the minimum guaranteed policy cash values or the amount required by law.

   Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using specified statutory interest rates and mortality. Morbidity assumptions are based on Company experience.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   Liability for deposit-type contracts represents contracts without significant mortality or morbidity risk. Payments received from sales of deposit-type contracts are recognized by providing a liability equal to the current value of the policyholders' contracts. Interest rates credited to these contracts are based on the applicable terms of the respective contract.

  (k) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated cost of settling due and unpaid claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for payments of claims that have been reported to the insurer, and claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the liability are reviewed continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses greater or less than the liability for policy and contract claims provided.

  (l) Interest Maintenance Reserve

   IMR represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments and interest rate derivatives. These gains and losses are amortized into loss on a level yield method, based on statutory factor tables over the estimated remaining life of the investment sold or called.

  (m) Asset Valuation Reserve

   AVR is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.

  (n) Federal Income Taxes

   The Company determines DTAs and/or DTLs by multiplying the differences between the statutory financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled if there is no change in law. The effect on deferred taxes of a change in tax rates is recognized in unassigned funds (surplus) in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company's assessment of the realizability of such amounts.

  (o) Reinsurance

   Premiums, commissions, expense reimbursement, claim, and claim adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

   A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile and is included in funds held under reinsurance treaties with unauthorized companies. Changes in this liability are reported directly in unassigned surplus.

   Policy and contract liabilities ceded have been reported as reductions to the related reserves.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


  (p) Guaranty Association Assessments

   The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business. See Note 7(b).

  (q) Electronic Data Processing ("EDP") Equipment and Software

   EDP equipment and operating software are admitted assets to the extent they do not exceed 3% of capital and surplus (as adjusted for certain fixed assets and intangible assets) and are depreciated over three years on a straight line basis. As of December 31, 2018 and 2017, EDP equipment and operating software and non-operating software totaled $10.0 and $11.4, respectively. For the years ended December 31, 2018, 2017 and 2016 total depreciation expense for EDP equipment and operating software and non-operating software was $5.7, $8.0, and $10.4, respectively. Of these amounts, $0.3, $0.2 and $0.4 were related to EDP equipment and operating software as of December 31, 2018, 2017 and 2016, respectively. As of December 31, 2018 and 2017, total accumulated depreciation totaled $123.1 and $118.8, respectively, inclusive of $0.5 in each year related to EDP equipment and operating software.

  (r) Derivative Instruments

   Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported consistently with the hedged items. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge shall be valued at fair value with the changes in fair value recorded as unrealized gains and losses in statutory surplus.

   The Company uses interest rate swaps, equity index options, equity return swaps, credit default swaps and financial futures for hedging. Interest rate swaps and interest rate futures are used to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Equity index options, equity futures, and equity return swaps are used to hedge the equity market risks that are part of some of the Company's annuity liabilities. The Company sells protection under single name credit default swaps in combination with purchasing other investments to reproduce investment characteristics of similar investments based on the credit quality and term of the credit default swap.

   The Company uses cross currency swaps to reduce market risks from changes in foreign currency rates and to alter interest rate exposure arising from mismatches between assets and liabilities. In a cross currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

   Interest rate swaps that qualify for hedge accounting and certain credit default swaps used in replication transactions are carried at amortized cost while non-qualifying interest rate swaps, and credit default swaps are carried at fair value with changes in fair value recorded in statutory surplus. Realized investment gains and losses from derivatives that qualify for hedge accounting are reduced by amounts transferred to IMR and are reflected as an element of investment income, net of investment and interest expenses. Any fees associated with swaps are held in surplus and the full fee amount will be recognized in income at the time of termination.

  (s) Experience Refunds

   Experience refunds are calculated in accordance with the applicable reinsurance agreements. Experience refunds are primarily determined by claims experience on the ceded blocks, in addition to numerous factors that include profitability of the Company during the period covered by the refund and capitalization levels of the Company.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


  (t) Going Concern

   As of December 31, 2018, the Company's management does not have any doubts about the Company's ability to continue as a going concern.

  (u) Accounting Changes

   In February 2018, the NAIC's Statutory Accounting Principles Working Group ("SAPWG") issued guidance on accounting for the Tax Cuts and Jobs Act ("TCJA") regarding a limited scope exception to SSAP No. 9, Subsequent Events. In this guidance, the SAPWG adopted many of the provisions issued by the U.S. Securities Exchange Commission in Staff Accounting Bulletin 118 with regard to estimates under the TCJA. For items under the TCJA that are complete, the Company reflected the income tax effects in its 2017 statutory financial statements. Reasonable estimates updated and/or established after the issuance of the 2017 statutory financial statements but before the issuance of the year end 2017 audited statutory financial statements, were not recognized as Type I subsequent events. Instead, these changes, as well as future changes in estimates shall be recognized as a change in accounting estimate, pursuant to SSAP No. 3, Accounting Changes and Corrections of Errors, when the information necessary to update the estimate becomes available. In May 2018, the NAIC adopted revisions to SSAP No. 101 which were effective upon adoption. See Note 6 for additional discussion.

   In November 2017, the NAIC adopted substantive revisions to SSAP No. 100R, Fair Value, which were effective on January 1, 2018 and applied on a prospective basis. These revisions allow the use of net asset value ("NAV") per share as a practical expedient for fair value and added disclosures to identify assets valued using NAV. These revisions did not have an impact on the Company's financial statements; however, additional disclosures were included in Note 13.

   In August 2017, the NAIC adopted modifications to SSAP No. 1, Accounting Policies, Risks & Uncertainties, and Other Disclosures, which were effective upon adoption and applied on a prospective basis. These modifications clarify that cash equivalents and short-term investments are reported in the restricted asset disclosures. These modifications did not have an impact on the Company's financial statements or disclosures.

   In April 2017, the NAIC adopted modifications to SSAP No. 30, Unaffiliated Common Stock, SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities as they relate to ASU 2016-07, Simplifying the Transition to the Equity Method of Accounting, which were effective on January 1, 2017 and applied on a prospective basis. These modifications included the definition of control and provided guidance as to when an investment qualified (or no longer qualifies) for the equity method of accounting. These modifications further specified that when the level of investment in a SCA entity fell below the level of control, defined as the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the investee in SSAP No. 97, the reporting entity should discontinue the use of the equity method of accounting. When an entity becomes qualified to use the equity method of accounting, the entity should add the cost of acquiring the additional interest in the investee to the current basis of the previously held interest and apply the equity method of accounting, prospectively. The Company has adopted these modifications, which did not have an impact on the Company's financial statements.

   In June 2017, the NAIC adopted modifications to SSAP No. 37, which were effective upon adoption and applied on a prospective basis. These modifications clarify that a reporting entity providing a mortgage loan as a "participant in a mortgage loan agreement," should consider the mortgage loan in the scope of SSAP No. 37. Specifically, in addition to mortgage loans directly originated, a mortgage loan also includes mortgages acquired through assignment, syndication or participation. These modifications also clarify the impairment assessment and incorporate new disclosures for these types of mortgage loans to identify mortgage loans in which the insurer is a participant or co-lender. These modifications did not have an impact on the Company's financial statements; however, additional disclosures were included in Note 2(c).

   In March 2017, the NAIC adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which were effective on January 1, 2017 and applied on a prospective basis. The revisions allow for the discounting of liabilities for

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

guaranty funds and the related assets recognized from accrued and paid liability assessments from insolvencies of entities that wrote LTC contracts and required new disclosures. These revisions did not have an impact on the Company's financial statements; however, additional disclosures were included in Note 7.

   In December 2016, the NAIC adopted substantive revisions to SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, which were effective on December 31, 2017 and applied on a prospective basis. These revisions reclassified money market mutual funds from short-term investments to cash equivalents and required that money market mutual funds be valued at fair value or net asset value as a practical expedient. These revisions did not have a significant impact on the Company's capital and surplus, with the only impact being the exclusion of money market mutual funds from the calculation of AVR under the revised guidance.

   In November 2016, the NAIC adopted modifications to SSAP No. 56, Separate Accounts, which were effective on December 31, 2017 and applied on a prospective basis. These revisions removed disclosures related to total maximum guarantees. These modifications did not have an impact on the Company's financial statements; however, disclosures were removed from Note 10.

   In June 2016, the NAIC adopted SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which were effective on January 1, 2017 and applied on a prospective basis. These modifications added accounting guidance for short sales and required new disclosures about short sale transactions. This adoption did not have an impact on the Company's financial statements.

   In August 2016, the NAIC adopted substantive revisions to SSAP No. 51R, Life Contracts, to incorporate references to the Valuation Manual and to facilitate the implementation of Principle-Based Reserves, which were effective on January 1, 2017. For life insurance policies issued during 2017 through 2019, the first three years following the operative date of the Valuation Manual, the Valuation Manual allows companies to continue using the current reserve methodologies. The Company elected the three-year phased in approach with the first year of impact in the financial statements for the year ending
December 31, 2020; therefore, there was no impact on the Company's financial statements in 2017 or 2018.

   In June 2016, the NAIC adopted modifications to SSAP No. 26R, Bonds, and SSAP No. 43R, Loan-backed and Structured Securities, which were effective on January 1, 2017 and applied on a prospective basis. These modifications clarified that the amount of prepayment penalties or acceleration fees reported as investment income should equal the total proceeds received less the par value of the investment; and any difference between the carrying value and the par value at the time of disposal should be reported as realized capital gains and losses. These modifications also added specific disclosures related to securities sold, redeemed or otherwise disposed of as a result of a callable feature. These modifications did not have a significant impact on the Company's financial statements; however, additional disclosures were included in Note 2(e).

   In April 2016, the NAIC adopted substantive revisions to SSAP No. 41R, Surplus Notes, which were effective on January 1, 2017 and applied on a prospective basis. These revisions required that the surplus notes with a designation equivalent to NAIC 1 or NAIC 2 be reported at amortized cost and all other surplus notes be reported at the lesser of amortized cost or fair value. The revisions also incorporated guidance to clarify when surplus notes shall be nonadmitted, have an unrealized loss, and undergo an OTTI assessment. These revisions did not have an impact on the Company's financial statements.

  (v) Correction of Error

   During 2017, the Company recorded a prior period correction related to Actuarial Guideline 38 ("AG38") part 8D reserves for lapse assumptions on certain of its universal life insurance products with secondary guarantees. To record this correction, the Company increased the aggregate reserves for life contracts by $17.2 and net deferred tax assets by $6.0, with an offsetting decrease of $11.2 to unassigned surplus as of January 1, 2017, in accordance with SSAP No. 3.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


(2)Investments

  (a) Bonds and Preferred and Common Stocks

   As of December 31, 2018 and 2017, the carrying value, gross unrealized gains and losses, and fair value of the Company's bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:

                                                2018
                          -------------------------------------------------------
                                       Gross              Gross
                                    unrealized gains unrealized losses
                                    ---------------- ----------------
                          Carrying   Not               Not
                           value     OTTI     OTTI     OTTI     OTTI   Fair value
                          ---------  ------   ----   -------   -----   ----------
Bonds:
   U.S. government and
     U.S. government
     agencies............ $   611.0 $ 84.3    $ --   $  (6.7)  $  --   $   688.6
   All other governments.     118.9    8.4      --      (1.7)     --       125.6
   States, territories,
     and possessions.....     153.5   15.5      --      (0.2)     --       168.8
   Special revenue and
     special assessment
     obligations.........     361.7   39.3      --      (1.0)     --       400.0
   Industrial and
     miscellaneous.......   7,800.8  284.9      --    (247.8)     --     7,837.9
   Residential
     mortgage-backed.....     847.9   56.5     0.5      (6.5)     --       898.4
   Commercial
     mortgage-backed.....     820.8    8.8      --     (18.7)     --       810.9
   Other asset-backed
     structured
     securities..........     538.5    2.8      --      (4.6)     --       536.7
   Hybrids...............      75.9    0.8      --      (3.3)   (0.9)       72.5
                          ---------  ------    ----  -------   -----   ---------
       Total bonds.......  11,329.0  501.3     0.5    (290.5)   (0.9)   11,539.4
Preferred and common
  stocks -- nonaffiliates      70.5    0.6      --      (2.2)     --        68.9
                          ---------  ------    ----  -------   -----   ---------
   Total bonds and
     preferred and
     common stocks....... $11,399.5 $501.9    $0.5   $(292.7)  $(0.9)  $11,608.3
                          =========  ======    ====  =======   =====   =========

                                                2017
                          -------------------------------------------------------
                                       Gross              Gross
                                    unrealized gains unrealized losses
                                    ---------------- ----------------
                          Carrying   Not               Not
                           value     OTTI     OTTI     OTTI     OTTI   Fair value
                          ---------  ------   ----   -------   -----   ----------
Bonds:
   U.S. government and
     U.S. government
     agencies............ $   715.0 $117.8    $ --   $  (0.9)  $  --   $   831.9
   All other governments.     144.7   18.4      --      (0.5)     --       162.6
   States, territories,
     and possessions.....     185.3   23.7      --      (0.2)     --       208.8
   Special revenue and
     special assessment
     obligations.........     383.0   52.7      --      (0.2)     --       435.5
   Industrial and
     miscellaneous.......   7,264.2  647.2      --     (23.0)     --     7,888.4
   Residential
     mortgage-backed.....   1,093.7   76.9     1.0      (2.7)     --     1,168.9
   Commercial
     mortgage-backed.....     927.5   23.7     0.7      (8.1)     --       943.8
   Other asset-backed
     structured
     securities..........     469.9    3.4      --      (0.9)     --       472.4
   Hybrids...............      94.9    9.4     1.1      (0.9)     --       104.5
                          ---------  ------    ----  -------   -----   ---------
       Total bonds.......  11,278.2  973.2     2.8     (37.4)     --    12,216.8
Preferred and common
  stocks -- nonaffiliates      62.6    2.6      --        --      --        65.2
                          ---------  ------    ----  -------   -----   ---------
   Total bonds and
     preferred and
     common stocks....... $11,340.8 $975.8    $2.8   $ (37.4)  $  --   $12,282.0
                          =========  ======    ====  =======   =====   =========

   Gross unrealized losses in the tables above include declines in the fair value of certain bonds below carrying value, where an OTTI has not occurred as the Company does not intend to sell, has the intent and ability to retain the investment for a period of time sufficient to recover the entire amortized cost basis of the investment and otherwise expects to recover the entire amortized cost basis of the investment. In addition, gross unrealized losses include declines in the fair value below the

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

carrying value for certain bonds that have been other-than-temporarily impaired and were written down to their discounted estimated future cash flows, which were greater than their fair value, as the Company does not expect to recover the entire amortized cost basis of these bonds based on its estimate of future cash flows to be collected, despite not having the intent to sell and having the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis. Furthermore, there were no significant unrealized losses on bonds with a NAIC designation of six where carrying value equals fair value as of December 31, 2018 and 2017.

   As of December 31, 2018, the scheduled contractual maturity distribution of the bond portfolio was as follows:

                                                          2018
                                                -------------------------
                                                Carrying value Fair value
                                                -------------- ----------
      Due in one year or less..................   $   182.7    $   183.8
      Due after one year through five years....     1,516.2      1,535.6
      Due after five years through ten years...     2,052.8      2,042.9
      Due after ten years......................     5,370.1      5,531.1
                                                  ---------    ---------
         Subtotals.............................     9,121.8      9,293.4
      Residential mortgage-backed..............       847.9        898.4
      Commercial mortgage-backed...............       820.8        810.9
      Other asset-backed structured securities.       538.5        536.7
                                                  ---------    ---------
         Totals................................   $11,329.0    $11,539.4
                                                  =========    =========

   Actual and expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

   As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders with a statement value of $7.7 as of December 31, 2018 and 2017.

   As of December 31, 2018 and 2017, approximately 68.9% and 64.4%, respectively, of the Company's long-term bond portfolio was composed of security issues in the industrial and miscellaneous category. The vast majority of which are rated investment grade and are senior secured bonds. The Company's portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region.

   As of December 31, 2018 and 2017, the Company did not hold any investments in any single issuer, other than securities issued or guaranteed by the U.S. government or money market securities, which exceeded 10% of capital and surplus.

   The credit quality mix of the bond portfolio as of December 31, 2018 and 2017 was as follows. The quality ratings represent NAIC designations.

                                            2018              2017
                                      ----------------  ----------------
                                      Carrying          Carrying
                                       value    Percent  value    Percent
                                      --------- ------- --------- -------
       Class 1 -- highest quality.... $ 6,043.3   53.3% $ 6,696.4   59.4%
       Class 2 -- high quality.......   4,816.3   42.5    4,068.4   36.1
       Class 3 -- medium quality.....     428.2    3.8      463.1    4.1
       Class 4 -- low quality........      40.0    0.4       49.1    0.4
       Class 5 -- lower quality......       1.0     --        1.0     --
       Class 6 -- in or near default.       0.2     --        0.2     --
                                      ---------  -----  ---------  -----
          Totals..................... $11,329.0  100.0% $11,278.2  100.0%
                                      =========  =====  =========  =====

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   Bonds with ratings categories ranging from AAA/Aaa to BBB/Baa, as assigned by a rating service such as Standard & Poor's Financial Services LLC ("S&P") or Moody's Investors Service, Inc. ("Moody's"), are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the U.S. government or an agency thereof) are not rated, but all are considered to be investment grade securities. The NAIC regards agencies and treasuries and all A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), CCC/Caa ratings as Class 5 (lower quality), and CC/Ca or below ratings as Class 6 (in or near default).

   There were no bonds in default as of December 31, 2018 and 2017.

  (b) Common Stocks of Affiliates

   The Company's investment in common stocks of affiliates as of December 31, 2018 and 2017 included its proportionate ownership percentage as disclosed in
Note 1(a), except as disclosed below. The following tables summarize data from the statutory financial statements of the Company's insurance company subsidiaries as of and for the years ended December 31, 2018, 2017 and 2016:

                           GLICNY     JLIC   Rivermont RLIC VI  RLIC VII RLIC VIII RLIC IX RLIC X
                          --------  -------- --------- -------  -------- --------- ------- ------
2018
Total admitted assets.... $7,664.4   $128.3   $606.8   $ 270.0   $156.7   $333.6   $255.7  $246.6
Total liabilities........  7,430.6     67.7    486.5     252.6    141.7    302.9    241.7   227.3
Total capital and surplus    233.8     60.6    120.3      17.4     15.0     30.7     14.0    19.3
Net income (loss)........    (56.0)     4.9     (1.3)    547.9     (0.7)    (2.8)   528.8   447.8

2017
Total admitted assets.... $7,985.9   $128.7   $594.3   $ 863.9   $169.4   $321.8   $822.9  $703.0
Total liabilities........  7,697.5     68.8    471.7     831.8    151.7    290.2    809.0   676.1
Total capital and surplus    288.4     59.9    122.6      32.1     17.7     31.6     13.9    26.9
Net income (loss)........   (168.1)    (0.6)    (8.1)    (10.1)    13.8      8.0      4.6   (44.1)

2016
Total admitted assets.... $8,495.5   $125.5   $569.4   $ 856.6   $184.9   $309.6   $832.8  $617.5
Total liabilities........  8,014.3     65.0    440.7     810.8    177.2    280.0    811.5   576.5
Total capital and surplus    481.2     60.5    128.7      45.8      7.7     29.6     21.3    41.0
Net income (loss)........    (19.9)    25.1    (12.2)   (182.2)   (56.6)   (91.7)     3.3   (63.7)

                           RLIC*    RLIC II* RLIC IV**
                          --------  -------- ---------
2016
Total admitted assets.... $     --   $   --   $   --
Total liabilities........       --       --       --
Total capital and surplus       --       --       --
Net income (loss)........    983.1    790.6     55.4

--------
*  Net income prior to dissolution on April 11, 2016.
** Net income prior to dissolution on December 1, 2016.

   As of December 31, 2018 and 2017, the Company's investment in Rivermont was zero as the entity had an unassigned deficit (excluding surplus notes outstanding). Rivermont has no permitted practices. See Note 8 for additional information.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   RLIC VII and RLIC VIII were granted a permitted practice from the Vermont Department of Financial Regulation (the "Vermont Department") to carry their reserves on a U.S. GAAP basis, pursuant to section 6048K(a)(2) of the Vermont Insurance Code. In addition, the difference between reserves under NAIC SAP and the permitted practice reserves held by RLIC VII and RLIC VIII flows through special surplus funds, rather than through RLIC VII and RL VIII's unassigned deficit. As of December 31, 2018 and 2017, the Company carried its investments in RLIC VII and RLIC VIII at zero as these entities had an unassigned deficit, excluding the special surplus funds.

   Effective June 1, 2018, RLIC VI was granted a permitted practice by the Delaware Department pursuant to carry its reserves on a U.S. GAAP basis, pursuant to Title 18, Section 6907 and 6962 of the Delaware Insurance Code. In addition, the difference between reserves under NAIC SAP and the permitted practice reserve held by RLIC VI will flow through special surplus funds, rather than through RLIC VI's unassigned deficit. Prior to June 1, 2018, RLIC VI had been granted a permitted practice to record an excess of loss ("XOL") reinsurance agreement with The Canada Life Assurance Company ("Canada Life") and the Company as a gross admitted asset (the "RLIC VI XOL Coverage Amount") and as paid in surplus thereby including such amounts in RLIC VI's statutory surplus. The RLIC VI XOL Coverage Amount was equal to the lesser of the excess of total reserves under NAIC SAP less the qualified reserves (an amount agreed upon by the Company, the Virginia Bureau and the Delaware Department), or $600.0 minus the balance of any unreimbursed payments previously made by Canada Life under this XOL reinsurance agreement. RLIC VI was not permitted to record any deferred tax amounts that might otherwise have been required by SSAP
No. 101 related to the RLIC VI XOL Coverage Amount. Effective June 1, 2018, RLIC VI withdrew this permitted practice and no longer recognizes the RLIC VI XOL Coverage Amount as an admitted asset and as paid in surplus. As of December 31, 2018 and 2017, the Company carried its investment in RLIC VI at zero as the entity had an unassigned deficit, excluding the special surplus funds as of December 31, 2018 and the XOL asset as of December 31, 2017.

   Effective January 1, 2018, RLIC IX was granted a permitted practice from the Vermont Department to carry their reserves on a U.S. GAAP basis, pursuant to section 6048K(a)(2) of the Vermont Insurance Code. In addition, the difference between reserves under NAIC SAP and the permitted practice reserve held by RLIC IX will flow through special surplus funds, rather than through RLIC IX's unassigned deficit. Prior to January 1, 2018, RLIC IX had been granted a permitted practice from the Vermont Department to record an XOL reinsurance agreement with Canada Life as a gross admitted asset (the "RLIC IX XOL Coverage Amount") and as paid in surplus thereby including such amounts in RLIC IX's statutory surplus. The RLIC IX XOL Coverage Amount was equal to the lesser of the excess of total reserves under NAIC SAP less the qualified reserves (an amount agreed upon by the Company, the Virginia Bureau and the Vermont Department), or $620.0 minus the balance of any unreimbursed payments previously made by Canada Life under this XOL reinsurance agreement. RLIC IX was not permitted to record any deferred tax amounts that might otherwise have been required by SSAP No. 101 related to the RLIC IX XOL Coverage Amount. Effective January 1, 2018, RLIC IX withdrew this permitted practice and no longer recognizes the RLIC IX XOL Coverage Amount as an admitted asset and as paid in surplus. As of December 31, 2018 and 2017, the Company carried its investment in RLIC IX at zero as the entity had an unassigned deficit, excluding the special surplus funds as of December 31, 2018 and the XOL asset as of December 31, 2017.

   Effective January 1, 2018, RLIC X was granted a permitted practice from the Vermont Department to carry their reserves on a U.S. GAAP basis, pursuant to section 6048K(a)(2) of the Vermont Insurance Code. In addition, the difference between reserves under NAIC SAP and the permitted practice reserve held by RLIC X will flow through special surplus funds, rather than through RLIC X's unassigned deficit. Prior to January 1, 2018, RLIC X had been granted a permitted practice from the Vermont Department to record an XOL reinsurance agreement with Hannover Life Reassurance Company of America ("Hannover") as a gross admitted asset (the "RLIC X XOL Coverage Amount") and as paid in surplus thereby including such amounts in RLIC X's statutory surplus. The RLIC X XOL Coverage Amount was equal to the lesser of the excess of total reserves under NAIC SAP less the qualified reserves (an amount agreed upon by the Company, the Virginia Bureau and the Vermont Department), or $900.0 minus the balance of any unreimbursed payments previously made by Hannover under this XOL reinsurance agreement. RLIC X was not permitted to record any deferred tax amounts that might otherwise have been required by SSAP No. 101 related to the RLIC X XOL Coverage Amount. Effective January 1, 2018,

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

RLIC X withdrew this permitted practice and no longer recognizes the RLIC X XOL Coverage Amount as an admitted asset and as paid in surplus. As of December 31, 2018 and 2017, the Company carried its investment in RLIC X at zero as the entity had an unassigned deficit, excluding the special surplus funds as of December 31, 2018 and the XOL asset as of December 31, 2017.

   The Company has an investment in Newco which is audited and fully admitted at U.S. GAAP equity, adjusted for goodwill, in common stock affiliates. As of December 31, 2018 and 2017, the Company's investment in Newco was $39.2 and $37.2, respectively, of which $3.8 and $4.8, respectively, was statutory goodwill. The goodwill is being amortized over 10 years in accordance with SSAP No. 97. The amount amortized for the years ended December 31, 2018, 2017 and 2016 was $1.0 in each year.

   As of December 31, 2018 and 2017, the Company also had an investment of $4.3 and $5.3, respectively, in a downstream noninsurance holding company, GNWLAAC RE, included in other invested assets. GNWLAAC RE is audited and fully admitted at U.S. GAAP equity.

  (c) Mortgage Loans

   As of December 31, 2018 and 2017, the Company's mortgage loan portfolio consisted of 445 and 461, respectively, of first lien commercial mortgage loans. The loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties and had a maximum loan-to-value ratio of 75% as of the date of origination. The Company does not engage in construction lending or land loans. The maximum and minimum lending rates for mortgage loans during 2018 were 5.8% and 4.1%, respectively. All of the mortgage loans were current as of December 31, 2018 and 2017.

   The Company's mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of mortgage loans is stated at original cost net of prepayments and amortization.

   The Company diversifies its mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for mortgage loans as of December 31, 2018 and 2017:

                                         2018                2017
                                  ------------------  ------------------
                                  Carrying Percent of Carrying Percent of
      Property type                value     total     value     total
      -------------               -------- ---------- -------- ----------
      Retail..................... $  680.4    36.4%   $  637.6    35.9%
      Industrial.................    534.6    28.6       505.9    28.5
      Office.....................    438.1    23.5       411.7    23.2
      Apartments.................    119.7     6.4       120.6     6.8
      Mixed use..................     50.6     2.7        54.4     3.1
      Other......................     43.8     2.4        45.2     2.5
                                  --------   -----    --------   -----
         Total principal balance. $1,867.2   100.0%   $1,775.4   100.0%
                                  ========   =====    ========   =====

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


                                         2018                2017
                                  ------------------  ------------------
                                  Carrying Percent of Carrying Percent of
      Geographic region            value     total     value     total
      -----------------           -------- ---------- -------- ----------
      South Atlantic............. $  491.6    26.3%   $  478.0    26.9%
      Pacific....................    452.3    24.2       453.7    25.6
      Middle Atlantic............    214.4    11.5       200.3    11.3
      West North Central.........    186.6    10.0       181.4    10.2
      East North Central.........    149.1     8.0       143.8     8.1
      Mountain...................    133.3     7.1        97.4     5.5
      West South Central.........     89.5     4.8        76.2     4.3
      East South Central.........     85.1     4.6        87.6     4.9
      New England................     65.3     3.5        57.0     3.2
                                  --------   -----    --------   -----
         Total principal balance. $1,867.2   100.0%   $1,775.4   100.0%
                                  ========   =====    ========   =====

   Mortgage loans are considered past due when contractual payments have not been received from the borrower by the required payment date. The Company had no loans greater than 30 days past due as of December 31, 2018 and 2017. The Company had no impaired loans as of December 31, 2018 and 2017.

   The following table sets forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of December 31, 2018 and 2017:

                                     2018                        2017
                          --------------------------  --------------------------
                                  Commercial                  Commercial
                          --------------------------  --------------------------
                          Insured All Other   Total   Insured All Other   Total
                          ------- --------- --------  ------- --------- --------
Recorded investment (All)
   Current (less than 30
     days past due)......  $ --   $1,867.2  $1,867.2   $ --   $1,775.4  $1,775.4
Interest reduced
   Recorded investment...  $ --   $     --  $     --   $ --   $    1.8  $    1.8
   Number of loans.......    --         --        --     --          2         2
   Percent reduced.......   -- %       -- %      -- %   -- %       0.9%      0.9%
Participant or co-lender
  in a mortgage loan
  agreement
   Recorded investment...  $ --   $   29.3  $   29.3   $ --   $   29.6  $   29.6

   As of December 31, 2018 and 2017, the Company held no farm, mezzanine or residential mortgage loans.

   In evaluating the credit quality of mortgage loans, the Company assesses the performance of the underlying loans using both quantitative and qualitative criteria. Certain risks associated with mortgage loans can be evaluated by reviewing both the loan-to-value and debt service coverage ratios to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable the Company to recover its unpaid principal balance in the event of default by the borrower. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower's liquidity or access to other resources that may result in the Company's expectation that the borrower will continue to make the future scheduled payments. A lower loan-to-value indicates that its loan value is more likely to be recovered in the event of default by the borrower if the property was sold.

   During the years ended December 31, 2018, 2017 and 2016, the Company originated $7.8, $43.4 and $32.0, respectively, in mortgage loans secured by real estate in California. As of December 31, 2018 and 2017, the Company held $286.5 and $301.9, respectively, of mortgages secured by real estate in California, which was 15.3% and 17.0%, respectively, of its total mortgage portfolio.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   The following tables set forth the average loan-to-value of mortgage loans by property type as of December 31, 2018 and 2017:

                                    2018 Average loan-to-value/(1)/
                          ---------------------------------------------------
                                                            Greater
Property type             0%-50%  51%-60% 61%-75% 76%-100% than 100%   Total
-------------             ------  ------- ------- -------- --------- --------
Retail................... $241.3  $171.8  $267.3   $  --     $ --    $  680.4
Industrial...............  249.6    87.8   183.1    14.1       --       534.6
Office...................  107.0   174.4   156.7      --       --       438.1
Apartments...............   56.4    22.1    36.4     4.8       --       119.7
Mixed use................   24.2     7.6    18.8      --       --        50.6
Other....................    7.3    20.2    16.3      --       --        43.8
                          ------  ------  ------   -----     ----    --------
   Total................. $685.8  $483.9  $678.6   $18.9     $ --    $1,867.2
                          ======  ======  ======   =====     ====    ========
Percent of total.........   36.8%   25.9%   36.3%    1.0%     -- %      100.0%
                          ======  ======  ======   =====     ====    ========
Weighted-average debt
  service coverage
  ratio/(2)/.............    2.6     2.5     1.6     1.5       --         2.2
                          ======  ======  ======   =====     ====    ========

--------
/(1)/Average loan-to-value is based on the Company's most recent estimate of the fair value for the underlying property as of the date indicated above. Values are evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.
/(2)/Debt service coverage ratio is based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

                                    2017 Average loan-to-value/(1)/
                          ---------------------------------------------------
                                                            Greater
Property type             0%-50%  51%-60% 61%-75% 76%-100% than 100%   Total
-------------             ------  ------- ------- -------- --------- --------
Retail................... $292.8  $124.1  $220.7    $ --     $ --    $  637.6
Industrial...............  244.3    90.2   169.3     2.1       --       505.9
Office...................  192.8    62.3   156.6      --       --       411.7
Apartments...............   78.1    26.8    10.8     4.9       --       120.6
Mixed use................   27.8    19.7     6.9      --       --        54.4
Other....................   24.4    15.7     5.1      --       --        45.2
                          ------  ------  ------    ----     ----    --------
   Total................. $860.2  $338.8  $569.4    $7.0     $ --    $1,775.4
                          ======  ======  ======    ====     ====    ========
Percent of total.........   48.4%   19.1%   32.1%    0.4%     -- %      100.0%
                          ======  ======  ======    ====     ====    ========
Weighted-average debt
  service coverage
  ratio/(2)/.............    3.3     1.8     1.6     1.1       --         2.5
                          ======  ======  ======    ====     ====    ========

--------
/(1)/Average loan-to-value is based on the Company's most recent estimate of the fair value for the underlying property as of the date indicated above. Values are evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.
/(2)/Debt service coverage ratio is based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   The following tables set forth the debt service coverage ratio for fixed rate mortgage loans by property type as of December 31, 2018 and 2017:

                                  2018 Debt service coverage ratio -- fixed rate/(1)/
                          -------------------------------------------------------------------
                          Less than                                     Greater than
Property type               1.00    1.00 - 1.25 1.26 - 1.50 1.51 - 2.00     2.00       Total
-------------             --------- ----------- ----------- ----------- ------------ --------
Retail...................   $ 6.0     $ 38.7      $146.4      $285.7       $203.6    $  680.4
Industrial...............     3.7       29.2        65.8       197.3        238.6       534.6
Office...................    16.9       19.2        35.6       230.5        135.9       438.1
Apartments...............      --       16.9        25.1        25.5         52.2       119.7
Mixed use................     0.2         --         2.9        24.3         23.2        50.6
Other....................    11.3        0.3        16.3         9.2          6.7        43.8
                            -----     ------      ------      ------       ------    --------
   Total.................   $38.1     $104.3      $292.1      $772.5       $660.2    $1,867.2
                            =====     ======      ======      ======       ======    ========
Percent of total.........     2.0%       5.6%       15.6%       41.4%        35.4%      100.0%
                            =====     ======      ======      ======       ======    ========
Weighted-average
  loan-to-value/(2)/.....    51.3%      61.9%       62.6%       59.0%        42.9%       53.9%
                            =====     ======      ======      ======       ======    ========

--------
/(1)/Debt service coverage ratio is based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.
/(2)/Average loan-to-value is based on the Company's most recent estimate of the fair value for the underlying property as of the date indicated above. Values are evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

                                  2017 Debt service coverage ratio -- fixed rate/(1)/
                          -------------------------------------------------------------------
                          Less than                                     Greater than
Property type               1.00    1.00 - 1.25 1.26 - 1.50 1.51 - 2.00     2.00       Total
-------------             --------- ----------- ----------- ----------- ------------ --------
Retail...................   $ 7.9     $ 60.2      $109.6      $222.0       $237.9    $  637.6
Industrial...............     3.6       17.7        69.3       205.6        209.7       505.9
Office...................    15.5        9.7        50.4        94.1        242.0       411.7
Apartments...............      --        7.7        24.3        31.2         57.4       120.6
Mixed use................     0.4        1.1          --        27.1         25.8        54.4
Other....................      --       12.0          --        13.7         19.5        45.2
                            -----     ------      ------      ------       ------    --------
   Total.................   $27.4     $108.4      $253.6      $593.7       $792.3    $1,775.4
                            =====     ======      ======      ======       ======    ========
Percent of total.........     1.5%       6.1%       14.3%       33.5%        44.6%      100.0%
                            =====     ======      ======      ======       ======    ========
Weighted-average
  loan-to-value/(2)/.....    52.1%      57.6%       59.2%       56.9%        37.0%       48.3%
                            =====     ======      ======      ======       ======    ========

--------
/(1)/Debt service coverage ratio is based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.
/(2)/Average loan-to-value is based on the Company's most recent estimate of the fair value for the underlying property as of the date indicated above. Values are evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   As of December 31, 2018 and 2017, the Company did not have any floating rate mortgage loans.

  Low Income Housing Tax Credit

   The number of remaining years of unexpired tax credits and the required holding period as of December 31, 2018:

                                                           Required holding
     Fund name                             Remaining years      period
     ---------                             --------------- ----------------
     Alliant EWA Villages II Hawaii, LLC..        6               15
     Centerline Georgia Investor VII, LLC.        4               15
     CCL Missouri Investor III, LLC.......       --               15
     CCL Missouri Investor V, LLC.........       --               15
     Savannah Tax Credit Fund, LLC........       --               15
     WNC Hawaii Tax Credits 36, LP........       --               15

   The low income housing tax credit ("LIHTC") and other tax benefits recognized during the years ending December 31, 2018, 2017 and 2016 were as follows:

         Fund name                              State   2018 2017 2016
         ---------                             -------- ---- ---- ----
         Alliant EWA Villages II Hawaii, LLC.. Hawaii   $0.2 $0.2 $0.2
         Centerline Georgia Investor VII, LLC. Georgia   0.2  0.4  0.4
         CCL Missouri Investor III, LLC....... Missouri  0.1  0.4  0.5
         CCL Missouri Investor V, LLC......... Missouri  0.1  0.2  0.2
         Savannah Tax Credit Fund, LLC........ Georgia   0.1  0.1  0.1
         WNC Hawaii Tax Credit 36, LP......... Hawaii     --  0.1  0.1
                                                        ---- ---- ----
         Total................................          $0.7 $1.4 $1.5
                                                        ==== ==== ====

   The balance of the investment recognized was as follows:

                Fund name                             2018 2017
                ---------                             ---- ----
                Alliant EWA Villages II Hawaii, LLC.. $0.6 $0.6
                Centerline Georgia Investor VII, LLC.   --  0.1
                CCL Missouri Investor III, LLC.......   --   --
                CCL Missouri Investor V, LLC.........   --   --
                Savannah Tax Credit Fund, LLC........   --   --
                WNC Hawaii Tax Credits 36, LP........   --   --
                                                      ---- ----
                Total................................ $0.6 $0.7
                                                      ==== ====

   As of December 31, 2018, there were no LIHTC properties currently subject to any regulatory reviews.

   As of December 31, 2018, the Company's investment in LIHTC was not considered significant and does not exceed 10% of total admitted assets.

   The fair value of the below listed limited partnership funds declined during the year ended December 31, 2018 as follows:

            Description                         Amount of impairment
            -----------                         --------------------
            Alinda Infrastructure Fund I, L.P..         $0.1

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   The decline was determined to be other than temporary and the amounts written down were accounted for as realized losses.

  (d) Derivative Instruments

   The Company uses interest rate swaps to reduce risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

   The Company uses exchange-traded futures to reduce the market risks from changes in interest rates and equity indexes. Under exchange traded financial futures, the Company purchases or sells a futures contract on an exchange and posts variation margin to the exchange on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company accesses the exchange through regulated futures commission merchants who are members of a trading exchange.

   The Company uses cross currency swaps to reduce market risks from changes in foreign currency rates and to alter interest rate exposure arising from mismatches between assets and liabilities. In a cross currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

   The Company also purchases over-the-counter equity index call and put options to hedge the risk embedded in the Company's annuity liabilities. These transactions are entered into pursuant to an International Swaps and Derivatives Association, Inc ("ISDA") Master Agreement. The Company may make a single option premium payment to the counterparty at the inception of the transaction or a series of premium payment installations over the life of the option.

   The Company uses over-the-counter equity return swaps to hedge the risk embedded in the Company's annuity liabilities. Under equity return swaps, the Company agrees with other parties to exchange, at specific intervals, the difference between equity index returns and interest amounts calculated by reference to an agreed upon notional principal amount.

   The Company sells protection under single name credit default swaps in combination with purchasing other investments to reproduce investment characteristics of similar investments based on the credit quality and term of the credit default swap. Credit default triggers for single name reference entities follow the Credit Derivatives Physical Settlement Matrix published by the ISDA. Under these terms, credit default triggers are defined as bankruptcy, failure to pay, or restructuring, if applicable. The Company's maximum exposure to credit loss equals the notional value of the credit default swaps. In the event of default for credit default swaps, the Company is typically required to pay the protection holder the full notional value less a recovery rate determined at auction.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   The Company had no credit default swaps where it sold protection on single name reference entities as of December 31, 2018 as each of the credit default swaps in the table below matured on March 20, 2018. The following table sets forth credit default swaps where the Company sold protection on single name reference entities and the carrying value as of December 31, 2017:

                                                            2017
                                              ---------------------------------
 Reference entity credit rating and maturity  Notional value Assets Liabilities
 -------------------------------------------  -------------- ------ -----------
   A Matures in less than one year...........     $ 5.0       $--       $--
   BBB Matures in less than one year.........       5.0        --        --
                                                  -----       ---       ---
   Total single name credit default swaps....     $10.0       $--       $--
                                                  =====       ===       ===

  Counterparty Risk

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The Company manages counterparty risk by transacting with multiple high-rated counterparties and uses collateral support where possible. The Company's maximum credit exposure to derivative counterparties is limited to the sum of the net fair value of contracts with counterparties that exhibit a positive fair value net of collateral.

   The current credit exposure of the Company's derivative contracts is limited to net positive fair value owed by the counterparties, less collateral posted by the counterparties to the Company. Credit risk is managed by entering into transactions with creditworthy counterparties and requiring the posting of collateral. In many instances, new over-the-counter derivatives contracts will require both parties to post initial margin, thereby resulting in over collateralizations. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques and monitoring overall collateral held. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. As of December 31, 2018, the counterparties to all of the Company's derivatives had a minimum credit rating of BBB+. As of December 31, 2018 and 2017, the Company held derivative counterparty collateral with fair value of $10.1 and $29.0, respectively.

   The table below provides a summary of the net carrying value, fair value and notional value by the type of derivative instruments held by the Company as of December 31, 2018 and 2017:

                                   2018                     2017
                          ----------------------- ------------------------
                          Carrying Fair  Notional Carrying Fair   Notional
Derivative type            value   value  value    value   value   value
---------------           -------- ----- -------- -------- -----  --------
Interest rate swap.......  $  --   $  -- $     --  $  --   $  --  $    4.9
Financial futures........     --      --  1,222.2     --      --   1,104.8
Cross currency swaps.....    0.7     1.2     19.7     --      --        --
Equity index options.....   39.0    39.0  2,628.0   79.6    79.6   2,420.3
Equity return swaps......     --      --       --   (2.0)   (2.0)     75.0
Credit default swaps.....     --      --       --     --      --      10.0
                           -----   ----- --------  -----   -----  --------
   Totals................  $39.7   $40.2 $3,869.9  $77.6   $77.6  $3,615.0
                           =====   ===== ========  =====   =====  ========

   The interest rate swaps, financial futures, equity index options, equity return swaps, and credit default swaps in the table above are presented net of their respective liabilities. The Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus present derivative assets and liabilities separately.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   The Company has no amounts excluded from the assessment of hedge effectiveness for the years ended December 31, 2018, 2017 and 2016.

   The Company recorded no unrealized gains or losses as of December 31, 2018 and 2017 resulting from derivatives that no longer qualify for hedge accounting.

   The futures margin account recorded as part of derivative assets was $2.6 and $3.1 as of December 31, 2018 and 2017, respectively.

   The Company has no derivative contracts with financing premiums in which premium cost is paid at the end of the derivative contract or throughout the derivative contract.

   Following the downgrades of the Company in 2017 and September 2018, the Company actively responded to any risk to the Company's derivatives portfolio arising from the right of its counterparties to terminate their derivatives transactions with the Company as a result of such downgrade. The Company negotiated with certain derivative counterparties to determine whether they would exercise their rights to terminate the transactions, agree to maintain the transactions with the Company and defer their rights to terminate them or whether they would permit the Company to move the transactions to clearing, subject to available capacity from its clearing agents. Moving forward, the Company's ability to enter into new derivatives transactions may be challenging and remains an active discussion with counterparties.

  (e) Net Investment Income

   For the years ended December 31, 2018, 2017 and 2016, the sources of net investment income of the Company were as follows:

                                              2018    2017    2016
                                             ------  ------  ------
           Bonds............................ $529.4  $534.1  $541.3
           Preferred and common stocks......    3.8    39.5    83.4
           Mortgage loans...................   87.6    84.1    85.8
           Contract loans...................   27.2    32.7    32.2
           Short-term investments...........    5.0     2.6     1.4
           Real estate......................    3.3     3.3     5.3
           Other invested assets............    6.5    10.4     6.8
           Derivative instruments...........   (5.7)  (20.3)    0.4
           Other............................    0.4     0.3     0.4
                                             ------  ------  ------
              Gross investment income.......  657.5   686.7   757.0
           Investment and interest expenses.  (17.7)  (17.5)  (15.4)
                                             ------  ------  ------
              Net investment income......... $639.8  $669.2  $741.6
                                             ======  ======  ======

   The number of CUSIPs sold, redeemed or otherwise disposed as a result of a callable feature and the aggregate amount of investment income generated as a result of a prepayment penalty and/or accelerations fees for the years ended December 31, 2018 and 2017 were as follows:

                                                   2018             2017
                                             ---------------- ----------------
                                             General Separate General Separate
                                             account account  account account
                                             ------- -------- ------- --------
  (1) Number of CUSIPS......................    22      --       38      --
  (2) Aggregate amount of investment income.  $2.9     $--     $4.9     $--

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   As discussed in Note 1(u), effective January 1, 2017, the NAIC adopted modifications to SSAP No. 26R and SSAP No. 43R which clarified that the amount of prepayment penalties or acceleration fees reported as investment income should equal the total proceeds received less the par value of the investment; and any difference between the carrying value and the par value at the time of disposal should be reported as realized capital gains and losses.

   For the years ended December 31, 2018, 2017 and 2016, proceeds and gross realized capital gains and losses resulting from sales, maturities, impairments, or other redemptions of investment securities were as follows:

                                                                 2018      2017      2016
                                                               --------  --------  --------
Proceeds from sales, maturities or other redemptions of bonds. $1,614.4  $1,605.3  $1,704.2
                                                               ========  ========  ========
Gross realized capital:
   Gains on sales............................................. $  121.8  $  135.8  $  165.0
   Losses on sales............................................   (152.2)   (113.9)   (255.6)
                                                               --------  --------  --------
       Net realized gains (losses) on sales...................    (30.4)     21.9     (90.6)
Impairment losses.............................................     (0.1)     (2.6)     (2.4)
                                                               --------  --------  --------
       Subtotal...............................................    (30.5)     19.3     (93.0)
Federal income tax (provision) benefit........................      1.6       2.2      (7.4)
Transfers to IMR, net of tax..................................     11.7      (8.1)     (7.5)
                                                               --------  --------  --------
       Realized capital gains (losses), net................... $  (17.2) $   13.4  $ (107.9)
                                                               ========  ========  ========

  (f) Impairment of Investment Securities

   The evaluation of OTTI is subject to risks and uncertainties and is intended to determine the appropriate amount and timing for recognizing an impairment charge. The assessment of whether such impairment has occurred is based on management's best estimate of the cash flows to be collected at the individual security level. The Company regularly monitors its investment portfolio to ensure that securities that may be other-than-temporarily impaired are identified in a timely manner and that any impairment charges are recognized in the proper period.

   The Company recognizes OTTI on loan-backed and structured securities in an unrealized loss position when one of the following circumstances exists:

  . The Company does not expect full recovery of the amortized cost based on its estimate of cash flows expected to be collected;

  .  The Company intends to sell a security; or

  . The Company does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis of the investment.

   As of December 31, 2018, the Company had no loan-backed securities which recognized OTTI.

   As of December 31, 2018, the Company had no loan-backed securities with recognized OTTI where it had the intent to sell or did not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis.

   While the OTTI model for debt securities generally includes fixed maturity securities, there are certain hybrid securities that are classified as fixed maturity securities where the application of a debt impairment model depends on whether there has been any evidence of deterioration in credit of the issuer. Under certain circumstances, evidence of deterioration in credit of the issuer may result in the application of the equity impairment model.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   For equity securities, the Company recognizes an impairment charge in the period in which the Company determines that the security will not recover to book value within a reasonable period. The Company determines what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to it, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. The Company measures OTTI based upon the difference between the amortized cost of a security and its fair value.

   The following tables present the gross unrealized losses and fair value of the Company's investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position as of December 31, 2018 and 2017:

                                                            2018
                              -----------------------------------------------------------------
                                    Less Than 12 Months               12 Months or More
                              -------------------------------- --------------------------------
                                           Gross                            Gross
                                         unrealized Number of             unrealized Number of
Description of securities     Fair value   losses   securities Fair value   losses   securities
-------------------------     ---------- ---------- ---------- ---------- ---------- ----------
Fixed maturity
  securities:
   U.S. governments and
     U.S. government
     agencies................  $   43.4   $  (1.6)       3      $   64.2    $ (5.1)       3
   All other governments.....      50.1      (1.4)      13           8.2      (0.3)       2
   States, territories
     and possessions.........      20.6      (0.2)       4            --        --       --
   Special revenue and
     special assessment
     obligations.............      21.3      (0.6)       7          16.6      (0.4)       3
   Industrial and
     miscellaneous...........   3,389.4    (178.0)     646         676.8     (69.8)     129
   Residential
     mortgage-backed.........     136.9      (2.2)      23         116.8      (4.3)      25
   Commercial
     mortgage-backed.........     226.1      (6.3)      38         180.3     (12.4)      33
   Other asset-backed........     191.0      (4.0)      51          52.1      (0.6)      17
   Hybrids...................      40.6      (2.0)       5           7.8      (2.2)       1
                               --------   -------      ---      --------    ------      ---
Total fixed maturity
  securities.................   4,119.4    (196.3)     790       1,122.8     (95.1)     213
                               --------   -------      ---      --------    ------      ---
Total equity securities......      43.5      (2.2)       7            --        --       --
                               --------   -------      ---      --------    ------      ---
       Total temporarily
         impaired
         securities..........  $4,162.9   $(198.5)     797      $1,122.8    $(95.1)     213
                               ========   =======      ===      ========    ======      ===
% below cost - fixed
  maturity securities:
   (less than)20% below
     cost....................  $4,111.7   $(194.1)     789      $1,099.9    $(88.7)     207
   20-50% below cost.........       7.7      (2.2)       1          22.9      (6.4)       6
   (greater than)50%
     below cost..............        --        --       --            --        --       --
                               --------   -------      ---      --------    ------      ---
Total fixed maturity
  securities.................   4,119.4    (196.3)     790       1,122.8     (95.1)     213
                               --------   -------      ---      --------    ------      ---
% below cost - equity
  securities:
   (less than)20% below
     cost....................      43.5      (2.2)       7            --        --       --
   20-50% below cost.........        --        --       --            --        --       --
   (greater than)50%
     below cost..............        --        --       --            --        --       --
                               --------   -------      ---      --------    ------      ---
Total equity securities......      43.5      (2.2)       7            --        --       --
                               --------   -------      ---      --------    ------      ---
       Total temporarily
         impaired
         securities..........  $4,162.9   $(198.5)     797      $1,122.8    $(95.1)     213
                               ========   =======      ===      ========    ======      ===
Investment grade --
  fixed maturity
  securities.................  $3,804.2   $(178.9)     707      $1,078.7    $(89.8)     201
Below investment grade
  -- fixed maturity
  securities.................     315.2     (17.4)      83          44.1      (5.3)      12
Investment grade --
  equity securities..........      33.8      (1.9)       6            --        --       --
Below investment grade
  -- equity securities.......       9.7      (0.3)       1            --        --       --
                               --------   -------      ---      --------    ------      ---
       Total temporarily
         impaired
         securities..........  $4,162.9   $(198.5)     797      $1,122.8    $(95.1)     213
                               ========   =======      ===      ========    ======      ===

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


                                                        2017
                              ---------------------------------------------------------
                                  Less Than 12 Months           12 Months or More
                              ---------------------------- ----------------------------
                                       Gross                        Gross
                              Fair   unrealized Number of  Fair   unrealized Number of
Description of securities     value    losses   securities value    losses   securities
-------------------------     ------ ---------- ---------- ------ ---------- ----------
Fixed maturity
  securities:
   U.S. governments and
     U.S. government
     agencies................ $ 10.5   $(0.1)        3     $ 61.3   $ (0.8)       2
   All other governments.....    8.5      --         2        4.8     (0.5)       1
   States, territories
     and possessions.........     --      --        --        4.8     (0.2)       1
   Special revenue and
     special assessment
     obligations.............   16.9    (0.1)        3        4.9     (0.1)       1
   Industrial and
     miscellaneous...........  460.8    (6.1)       91      440.5    (16.9)      77
   Residential
     mortgage-backed.........   96.1    (0.8)       24       64.7     (1.9)      15
   Commercial
     mortgage-backed.........  153.9    (1.1)       21      118.6     (7.0)      22
   Other asset-backed........   62.7    (0.7)       16       22.8     (0.2)      12
   Hybrids...................    9.1    (0.9)        1         --       --       --
                              ------   -----       ---     ------   ------      ---
Total fixed maturity
  securities.................  818.5    (9.8)      161      722.4    (27.6)     131
                              ------   -----       ---     ------   ------      ---
Total equity securities......     --      --        --         --       --       --
                              ------   -----       ---     ------   ------      ---
       Total temporarily
         impaired
         securities.......... $818.5   $(9.8)      161     $722.4   $(27.6)     131
                              ======   =====       ===     ======   ======      ===
% below cost - fixed
  maturity securities:
   (less than)20% below
     cost.................... $818.4   $(9.8)      160     $720.6   $(27.1)     130
   20-50% below cost.........    0.1      --         1        1.8     (0.5)       1
   (greater than)50%
     below cost..............     --      --        --         --       --       --
                              ------   -----       ---     ------   ------      ---
Total fixed maturity
  securities.................  818.5    (9.8)      161      722.4    (27.6)     131
                              ------   -----       ---     ------   ------      ---
% below cost - equity
  securities:
   (less than)20% below
     cost....................     --      --        --         --       --       --
   20-50% below cost.........     --      --        --         --       --       --
   (greater than)50%
     below cost..............     --      --        --         --       --       --
                              ------   -----       ---     ------   ------      ---
Total equity securities......     --      --        --         --       --       --
                              ------   -----       ---     ------   ------      ---
       Total temporarily
         impaired
         securities.......... $818.5   $(9.8)      161     $722.4   $(27.6)     131
                              ======   =====       ===     ======   ======      ===
Investment grade --
  fixed maturity
  securities................. $776.3   $(8.4)      148     $662.8   $(24.6)     119
Below investment grade
  -- fixed maturity
  securities.................   42.2    (1.4)       13       59.6     (3.0)      12
Investment grade --
  equity securities..........     --      --        --         --       --       --
Below investment grade
  -- equity securities.......     --      --        --         --       --       --
                              ------   -----       ---     ------   ------      ---
       Total temporarily
         impaired
         securities.......... $818.5   $(9.8)      161     $722.4   $(27.6)     131
                              ======   =====       ===     ======   ======      ===

   The investment securities in an unrealized loss position as of December 31, 2018 consisted of 1,010 securities, accounting for unrealized losses of $293.6. Of these unrealized losses as of December 31, 2018, 92.2% were investment grade (NAIC designation 1 through 2) and 97.1% were less than 20% below cost. These unrealized losses were primarily attributable to increase in interest rates and were mostly concentrated within the Company's industrial and miscellaneous securities.

   Most of the unrealized losses related to non-structured securities pertained to securities that have been in an unrealized position for less than 12 months. In an examination of these securities, the Company considered all available evidence, including the issuers' financial condition and current industry events to develop a conclusion on the amount and timing of the cash flows expected to be collected. Based on this evaluation, the Company determined that the unrealized losses on these debt securities represented temporary impairments as of December 31, 2018.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   Expectations that the Company's investments in corporate securities will continue to perform in accordance with their contractual terms are based on evidence gathered through its normal credit surveillance process. Although the Company does not anticipate such events, it is at least reasonably possible that issuers of its investments will perform worse than current expectations. Such events may lead the Company to recognize potential future write-downs within its portfolio of corporate securities. It is also reasonably possible that such unanticipated events would lead the Company to dispose of those certain holdings and recognize the effects of any market movements in its financial statements.

   Most of the unrealized losses related to mortgage-backed and asset-backed securities pertain to securities that have been in that position for 12 months or more. Rating agencies have actively reviewed the credit quality ratings on these securities and these securities remain primarily investment grade. The Company has examined the performance of the underlying collateral and expects that its investments in mortgage-backed and asset-backed securities will continue to perform in accordance with their contractual terms with no adverse changes in cash flows.

   Despite the considerable analysis and rigor employed by the Company's evaluation of mortgage-backed and asset-backed securities, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on the Company's holdings of mortgage-backed and asset-backed securities and potential future write-downs within its portfolio of mortgage-backed and asset-backed securities.

   While certain securities included in the preceding table were considered other-than-temporarily impaired, the Company expected to recover the new amortized cost based on its estimate of cash flows to be collected. As of December 31, 2018, the Company expects to recover its amortized cost on the securities included in the table above and does not intend to sell, or the Company has the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis of the investment.

  (g) Sub-prime Mortgage Related Risk

   Fair Isaac Company ("FICO") developed the FICO credit-scoring model to calculate a score based upon a borrower's credit history. FICO credit scores are used as one indicator of a borrower's credit quality. The higher the credit score, the lower the likelihood that a borrower will default on a loan. FICO credit scores range up to 850, with a score of 620 or more generally viewed as a "prime" loan and a score below 620 generally viewed as a "sub-prime" loan. "A minus" loans generally are loans where the borrowers have FICO credit scores between 575 and 660, and where the borrower has a blemished credit history.

   As of December 31, 2018 and 2017, the Company did not hold any direct investments in sub-prime or Alt-A mortgage loans. Alt-A mortgage loans are loans considered alternative or low documentation loans.

   The Company has direct exposure in other investments with the underlying sub-prime or Alt-A related risk.

   The following tables provide information about the Company's sub-prime and Alt-A exposure as of December 31, 2018 and 2017:

                                                 2018
                            ----------------------------------------------
                                        Book adjusted         OTTI losses
                                        carrying value Fair  recognized to
     Description            Actual cost    ("BACV")    value     date
     -----------            ----------- -------------- ----- -------------
     Structured Securities.    $ 7.5        $ 7.5      $ 8.0     $ 9.9

                                                 2017
                            ----------------------------------------------
                                                              OTTI losses
                                                       Fair  recognized to
     Description            Actual cost      BACV      value     date
     -----------            ----------- -------------- ----- -------------
     Structured Securities.    $18.4        $18.5      $19.7     $12.4

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   The Company did not have any underwriting exposure to sub-prime or Alt-A mortgages as of December 31, 2018 and 2017.

  (h) Securities Lending

   Securities loaned are re-registered but remain beneficially owned by the Company. None of the collateral is restricted. Cash collateral received is recorded in securities lending reinvested collateral and the offsetting liabilities are recorded in payable for securities lending. There were no securities loaned for a time period beyond one year from the reporting date and there were no securities loaned in the Company's separate accounts.

   As of December 31, 2018 and 2017, the fair value of loaned securities was $23.1 and $41.7, respectively, and the fair value of the collateral held was $24.0 and $43.5, respectively.

  (i) Assets Pledged as Collateral

   As of December 31, 2018 and 2017, the Company did not have any pledged assets as collateral for securities lending transactions or dollar repurchase agreements.

   The following table provides information on collateral received under securities lending agreements as of December 31, 2018 and 2017:

                                                                                 Amortized cost
                                                                                 --------------
Aggregate amount cash collateral received                                        2018    2017
-----------------------------------------                                         -----  -----
Open............................................................................ $  --   $  --
30 days or less.................................................................  24.0    43.5
31 to 60 days...................................................................    --      --
61 to 90 days...................................................................    --      --
Greater than 90 days............................................................    --      --
   Subtotal.....................................................................  24.0    43.5
                                                                                  -----  -----
Securities received.............................................................    --      --
                                                                                  -----  -----
   Total collateral received.................................................... $24.0   $43.5
                                                                                  =====  =====
The aggregate fair value of all securities acquired from the sale, trade or use
  of the accepted collateral (reinvested collateral)............................ $24.0   $43.5
                                                                                  =====  =====

   The following table provides information on reinvested collateral from securities lending agreements as of December 31, 2018 and 2017:

                                          2018                      2017
                                ------------------------- -------------------------
Securities lending              Amortized cost Fair value Amortized cost Fair value
------------------              -------------- ---------- -------------- ----------
Open...........................     $  --        $  --        $  --        $  --
30 days or less................      24.0         24.0         43.5         43.5
31 to 60 days..................        --           --           --           --
61 to 90 days..................        --           --           --           --
91 to 120 days.................        --           --           --           --
121 to 180 days................        --           --           --           --
181 to 365 days................        --           --           --           --
Greater than 365 days..........        --           --           --           --
                                    -----        -----        -----        -----
   Subtotal....................      24.0         24.0         43.5         43.5
Securities received............        --           --           --           --
                                    -----        -----        -----        -----
   Total collateral reinvested.     $24.0        $24.0        $43.5        $43.5
                                    =====        =====        =====        =====

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   The Company's sources of cash that it uses to return collateral received from loaned securities is dependent on liquidity and other market conditions. The Company believes the fair value of reinvested collateral coupled with other available sources of cash is sufficient to fund collateral calls under adverse market conditions.

  (j) Restricted Assets

   The following table sets forth restricted assets including pledged assets held by the Company as of December 31, 2018 and 2017:

                               Gross (admitted and nonadmitted) restricted                     Percentage
                              ---------------------------------------------             -----------------------
                                          2018
                              ----------------------------
                                                                                            Gross
                                         Total                                            (admitted    Admitted
                                        separate                               Total         and      restricted
                               Total    account            Total                2018    nonadmitted)   to total
                              general  restricted          from   Increase/   admitted  restricted to  admitted
Restricted asset category     account    assets    Total   2017   (decrease) restricted total assets    assets
-------------------------     -------- ---------- -------- ------ ---------- ---------- ------------- ----------
Collateral held under
  security lending
  agreements................. $   24.0    $--     $   24.0 $ 43.5   $(19.5)   $   24.0       0.1%        0.1%
FHLB capital stock...........     24.0     --         24.0   16.1      7.9        24.0       0.1         0.1
On deposit with states.......      7.7     --          7.7    7.7       --         7.7        --          --
Pledged as collateral:
   Derivatives...............    111.8     --        111.8   60.3     51.5       111.8       0.5         0.5
   Reinsurance trust.........  1,010.4     --      1,010.4  750.3    260.1     1,010.4       4.8         4.8
   FHLB agreements...........    248.9     --        248.9   58.9    190.0       248.9       1.2         1.2
                              --------    ---     -------- ------   ------    --------       ---         ---
       Total restricted
         assets.............. $1,426.8    $--     $1,426.8 $936.8   $490.0    $1,426.8       6.7%        6.7%
                              ========    ===     ======== ======   ======    ========       ===         ===

   There were no general account restricted assets, including pledged assets, supporting separate account activity as of December 31, 2018 and 2017.

   As of December 31, 2018 and 2017, the Company held no other restricted assets.

   Collateral received and reflected as assets within the reporting entity's financial statements as of December 31, 2018 and 2017:

                                           2018
--------------------------------------------------------------------------------------------
                                                                                      % of
                                                                      % of BACV to  BACV to
                                                                      total assets   total
                                                                      (admitted and admitted
Description                                          BACV  Fair value nonadmitted)   assets
-----------                                          ----- ---------- ------------- --------
a.Cash, cash equivalents and short-term investments. $  --   $  --          --%       -- %
b.Schedule D, Part 1................................    --      --          --         --
c.Schedule D, Part 2, Section 1.....................    --      --          --         --
d.Schedule D, Part 2, Section 2.....................    --      --          --         --
e.Schedule B........................................    --      --          --         --
f.Schedule A........................................    --      --          --         --
g.Schedule BA, Part 1...............................    --      --          --         --
h.Schedule DL, Part 1...............................  23.5    23.1         0.1        0.1
i.Other.............................................    --      --          --         --
                                                     -----   -----         ---        ---
j.Total collateral assets (a+b+c+d+e+f+g+h+i)....... $23.5   $23.1         0.1%       0.1%
                                                     =====   =====         ===        ===

                                     2018
  ----------------------------------------------------------------------------
                                                             % of liability to
  Description                                         Amount total liabilities
  -----------                                         ------ -----------------
  k.Recognized obligation to return collateral asset. $24.0         0.2%

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


                                           2017
--------------------------------------------------------------------------------------------
                                                                                      % of
                                                                      % of BACV to  BACV to
                                                                      total assets   total
                                                                      (admitted and admitted
Description                                          BACV  Fair value nonadmitted)*  assets
-----------                                          ----- ---------- ------------- --------
a.Cash, cash equivalents and short-term investments. $  --   $  --          --%       -- %
b.Schedule D, Part 1................................    --      --          --         --
c.Schedule D, Part 2, Section 1.....................    --      --          --         --
d.Schedule D, Part 2, Section 2.....................    --      --          --         --
e.Schedule B........................................    --      --          --         --
f.Schedule A........................................    --      --          --         --
g.Schedule BA, Part 1...............................    --      --          --         --
h.Schedule DL, Part 1...............................  40.6    41.7         0.3        0.3
i.Other.............................................    --      --          --         --
                                                     -----   -----         ---        ---
j.Total collateral assets (a+b+c+d+e+f+g+h+i)....... $40.6   $41.7         0.3%       0.3%
                                                     =====   =====         ===        ===

                                      2017
----------------------------------------------------------------------------------
                                                           % of liability to total
Description                                         Amount       liabilities
-----------                                         ------ -----------------------
k.Recognized obligation to return collateral asset. $43.5            0.3%

  (k) Working Capital Finance Investments

   As of December 31, 2018 and 2017, the Company had no working capital finance investments.

  (l) Offsetting and Netting of Assets and Liabilities

   The Company did not have any derivatives, repurchase and reverse repurchase, and securities borrowing and securities lending assets and liabilities that were offset and reported net as of December 31, 2018 and 2017.

  (m) Structured Notes

   The Company did not have any structured notes as of December 31, 2018 and 2017.

  (n) 5GI Securities

   The table below presents 5GI securities held as of December 31, 2018 and 2017:

                          Number of 5GI                Aggregate fair
                          Securities    Aggregate BACV   value
                          ------------- -------------- --------------
Investments               2018   2017    2018    2017  2018    2017
-----------               ----   ----   -----   -----  ----    ----
(1) Bonds - AC...........   1      1    $1.0    $1.0   $1.1    $1.1
(2) LB&SS - AC...........   1      1      --      --     --      --
(3) Preferred Stock - AC.  --     --      --      --     --      --
(4) Preferred Stock - FV.  --     --      --      --     --      --
                           --     --    ----    ----    ----    ----
(5) Total (1+2+3+4)......   2      2    $1.0    $1.0   $1.1    $1.1
                           ==     ==    ====    ====    ====    ====

AC - Amortized cost            FV - Fair value

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


  (o) Short Sales

   The Company did not have any short sale transactions during the years ended December 31, 2018, 2017 and 2016.

(3)Aggregate Reserves

   As of December 31, 2018 and 2017, the following table summarizes the aggregate reserves and weighted-average interest rate assumptions for the
Company:

                                         2018               2017
                                  -----------------  -----------------
                                            Interest           Interest
Line of business                   Amount    rates    Amount    rates
----------------                  --------- -------- --------- --------
Individual life:
   Traditional................... $   576.5   4.2%   $   578.5   4.3%
   Universal.....................   5,562.7   4.4      5,731.4   4.4
   Individual
     supplementary
     contracts with life
     contingencies...............      90.8   4.4         82.9   4.4
                                  ---------          ---------
          Total
            individual
            life.................   6,230.0            6,392.8
                                  ---------          ---------
Group life.......................      20.8   4.5         21.3   4.5
                                  ---------          ---------
          Total life.............   6,250.8            6,414.1
                                  ---------          ---------
Annuities:
   Individual annuities:
       Immediate.................   1,325.4   5.9      1,437.3   5.9
       Deferred..................   2,709.5   4.1      2,863.4   4.1
       Variable..................      62.3   4.1         63.0   4.1
                                  ---------          ---------
          Total
            individual
            annuities............   4,097.2            4,363.7
                                  ---------          ---------
   Group annuities:
       Other group
         annuities...............      42.4   6.3         46.5   6.5
                                  ---------          ---------
          Total annuities........   4,139.6            4,410.2
                                  ---------          ---------
Accidental death benefits........       0.6   3.0          0.7   3.0
Disability:
   Active lives..................      12.4   4.4         13.3   4.4
   Disabled lives................      75.5   3.4         77.1   3.4
                                  ---------          ---------
          Total
            disability...........      87.9               90.4
                                  ---------          ---------
Other reserves...................   1,520.7   4.2      1,130.3   4.4
Accident and health:
   Group.........................       0.1   4.7          0.1   3.0
   Individual....................       1.2   4.6          1.4   4.8
                                  ---------          ---------
          Total accident
            and health...........       1.3                1.5
                                  ---------          ---------
          Total life,
            annuities,
            and accident
            and health
            aggregate
            reserves.............  12,000.9           12,047.2
                                  ---------          ---------
Deposit-type funds:
   Supplementary
     contracts without
     life contingencies..........     423.3   2.7        446.8   2.7
   Other deposit-type
     funds.......................     352.6   3.7        201.0   4.8
                                  ---------          ---------
          Total
            deposit-type
            funds................     775.9              647.8
                                  ---------          ---------
          Total
            aggregate
            reserves and
            deposit-type
            funds................ $12,776.8          $12,695.0
                                  =========          =========

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   Liabilities for life insurance products are based on the AE, AM (5), 41 CSO, 41 STD IND, 58 CSO, 58 CET, GPO 58, 61 CIET, 61 CSI, 80 CSO, 80 CET, or 2001 CSO tables. Liabilities for most annuities used the a-1949, 51 GAM, 71 IAM, 71 GAM, 83 GAM, 83a, 94 GAR, 94 VA MGDB, 37SA, a-2012, or a-2000 tables.

   As of December 31, 2018 and 2017, the Company had $661.4 and $538.4, respectively, of additional statutory reserves resulting from updates to its asset adequacy testing assumptions for universal life insurance products with secondary guarantees related to AG38 part 8D.

   The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the end of the month of death. There were $0.6 in reserves for surrender values in excess of reserves otherwise required as of December 31, 2018 and 2017.

   Additional premiums or charges apply for policies issued on substandard lives according to underwriting classifications. The substandard extra reserve held on such policies was either one-half of the annual gross extra premiums or calculated using appropriate multiples of standard rates of mortality. For two interest-sensitive life plans, with single or limited pay substandard extra premiums, the unearned portion of those substandard premiums are utilized as the substandard extra reserve.

   The reserve for substandard structured settlements policies is based on a flat extra mortality rate calculated at issue to produce the life expectancy determined during the underwriting process.

   The reserve for substandard immediate annuities issued in 2005 and later, other than structured settlement policies, is based on a standard mortality plus a flat extra calculated at issue to produce the present value of future benefits using the rated age determined during the underwriting process.

   As of December 31, 2018 and 2017, the Company had $32,592.4 and $37,955.6, respectively, of insurance in-force for which the future guaranteed maximum gross premiums were less than the future net premiums according to the standard of valuation set by the Virginia Bureau. Reserves to cover the above insurance totaled $304.0 and $311.1 as of December 31, 2018 and 2017, respectively, and are reported in aggregate reserves -- life and annuity contracts.

   The tabular interest, tabular less actual reserve released, and tabular cost has been determined by formula as described in the NAIC instructions.

   Tabular interest on funds not involving life contingencies has been determined according to the valuation rate for each contract.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   As of December 31, 2018, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

                                                  2018
                          ----------------------------------------------------
                                     Separate
                                     accounts    Separate
                           General     with      accounts              Percent
                           account  guarantees nonguaranteed   Total   of total
                          --------- ---------- ------------- --------- --------
Subject to discretionary
  withdrawal:
With market value
  adjustment............. $ 2,333.7   $18.6      $     --    $ 2,352.3   14.6%
At book value less
  current surrender
  charge of 5% or more...      58.7      --            --         58.7    0.4
At fair value............        --      --       5,171.4      5,171.4   32.1
                          ---------   -----      --------    ---------  -----
Total with market value
  adjustment or at fair
  value..................   2,392.4    18.6       5,171.4      7,582.4   47.1
At book value without
  adjustment (minimal or
  no charge or
  adjustment)............   1,287.6      --            --      1,287.6    8.0
Not subject to
  discretionary
  withdrawal.............   7,206.0      --          13.2      7,219.2   44.9
                          ---------   -----      --------    ---------  -----
Total (gross)............  10,886.0    18.6       5,184.6     16,089.2  100.0%
                                                                        =====
Reinsurance ceded........   5,879.8      --            --      5,879.8
                          ---------   -----      --------    ---------
Total (net).............. $ 5,006.2   $18.6      $5,184.6    $10,209.4
                          =========   =====      ========    =========

   Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2018 and 2017 were as follows:

                                          2018           2017
                                     -------------  -------------
                                            Net of         Net of
                                     Gross  loading Gross  loading
                                     ------ ------- ------ -------
              Industrial............ $  0.2 $  0.2  $  0.2 $  0.2
              Ordinary new business.     --     --      --     --
              Ordinary renewal......  167.5  492.6   175.3  519.4
              Group life............     --   (0.1)     --   (0.1)
                                     ------ ------  ------ ------
                 Total.............. $167.7 $492.7  $175.5 $519.5
                                     ====== ======  ====== ======

   The Company did not have any direct written premiums generated through managing general agents or third-party administrators during the years ended December 31, 2018 and 2017.

Guaranteed Minimum Death Benefit, Guaranteed Minimum Withdrawal Benefit and Guaranteed Annuitization Benefit

   The Company's variable annuity products provide a basic GMDB which provides a minimum account value to be paid upon the annuitant's death. Some variable annuity contracts permit contractholders to have the option to purchase through riders, at an additional charge, enhanced death benefits. The Company's separate account guarantees are primarily death benefits but also include some GMWBs and guaranteed annuitization benefits. The GMWB allows contractholders to withdraw a pre-defined percentage of account value or benefit each year, either for a specified period of time or for life. The guaranteed annuitization benefit generally provides for a guaranteed minimum level of income upon annuitization accompanied by the potential for upside market participation. As of December 31, 2018 and 2017, the Company had reserves related to these guaranteed benefits of $580.9 and $323.4, respectively.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


The following table sets forth total account values, net of reinsurance, with death benefit and living benefit guarantees as of the dates indicated:

                                                                      December 31,
                                                                    -----------------
                                                                      2018     2017
                                                                    -------- --------
Account values with death benefit guarantees (net of reinsurance):
   Standard death benefits (return of net deposits) account value.. $1,780.8 $2,169.3
   Net amount at risk.............................................. $    2.5 $    2.2
   Average attained age of contract holders........................       75       74

   Enhanced death benefits (step-up, roll-up, payment protection)
     account value................................................. $1,745.2 $2,202.0
   Net amount at risk.............................................. $  196.4 $  114.2
   Average attained age of contract holders........................       75       75

Account values with living benefit guarantees:
   Guaranteed minimum withdrawal benefits.......................... $1,820.3 $2,311.0
   Guaranteed annuitization benefits............................... $  969.7 $1,168.1

   The contracts underlying the GMWB and guaranteed annuitization benefits are considered "in the money" if the contract holder's benefit base, defined as the greater of the contract value or the protected value, is greater than the account value. As of December 31, 2018 and 2017, the Company's exposure related to GMWB and guaranteed annuitization benefits contracts that were considered "in the money" was $795.9 and $584.7, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is upon annuitization and the amount to be paid by the Company will either be in the form of a lump sum, or over the annuity period for certain GMWBs and guaranteed annuitization benefits.

(4)Liability for Policy and Contract Claims

   Activity in the accident and health policy claim reserves, including the present value of amounts not yet due (which were included as a component of aggregate reserves) of $0.6, $0.8 and $0.9 as of December 31, 2018, 2017 and 2016 respectively, is summarized as follows:

                                                       2018  2017   2016
                                                       ----- ----- -----
      Balance as of January 1......................... $48.0 $52.1 $49.8
      Less reinsurance reserve credit and recoverable.  47.2  51.2  47.8
                                                       ----- ----- -----
             Net balance as of January 1..............   0.8   0.9   2.0
                                                       ----- ----- -----
      Incurred related to:
         Current year.................................    --   0.1   0.3
         Prior years..................................    --   0.1  (0.3)
                                                       ----- ----- -----
             Total incurred...........................    --   0.2    --
                                                       ----- ----- -----
      Paid related to:
         Current year.................................    --    --   0.2
         Prior years..................................   0.2   0.3   0.9
                                                       ----- ----- -----
             Total paid...............................   0.2   0.3   1.1
                                                       ----- ----- -----
             Net balance as of December 31............   0.6   0.8   0.9
      Plus reinsurance reserve credit and recoverable.  42.3  47.2  51.2
                                                       ----- ----- -----
      Balance as of December 31....................... $42.9 $48.0 $52.1
                                                       ===== ===== =====

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   Incurred claims related to prior years did not change by a significant amount in any year as a result of changes in estimates of insured events in prior years.

   For the years ended December 31, 2018, 2017 and 2016, the Company did not have any significant changes in methodologies or assumptions used to calculate the liability for unpaid claims and claim adjustment expenses.

   The liability for policy and contract claims presented in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus also included $107.9 and $90.9 of life contract claims as of December 31, 2018 and 2017, respectively.

(5)Transactions with Affiliates

   The Company and various affiliates, all direct and/or indirect subsidiaries of Genworth, are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are to be made quarterly. This agreement represents the principal administrative service agreement between the Company and the following affiliates:

   GLIC
   GNA
   Genworth Mortgage Insurance Corporation ("GMIC")
   JLIC
   RLIC VI
   RLIC VII
   RLIC VIII
   RLIC IX
   RLIC X
   Rivermont

   For years ended December 31, 2018, 2017 and 2016, the Company made net payments for intercompany settlements of $64.2, $44.7 and $72.4, respectively.

   The Company and GLICNY are parties to an Administrative Services Agreement whereby the Company provides services to GLICNY with respect to GLICNY's variable annuity products.

   The Company and GLIC are parties to a Master Services and Shared Expenses Agreement with two affiliates, Genworth Financial India Private, Ltd. and GMIC, whereby the parties agree to benefit from centralized functions and processes by pooling their purchasing power by entering separate Statements of Work which will provide the specifics of each service to be provided.

   The Company has a Master Promissory Note agreement, approved by the Virginia Bureau, which involves borrowing from and making loans to GNA, the Company's indirect parent. The principal is payable upon written demand by GNA or at the discretion of the Company. The note pays interest at the cost of funds of GNA, which was 2.33%, 1.33% and 0.28% during the years ended December 31, 2018, 2017 and 2016, respectively. There were no outstanding balances payable to or due from GNA as of December 31, 2018 or 2017.

   The Company participates in reinsurance agreements whereby the Company assumes business from or cedes business to its affiliates. See Note 8 for further details on affiliate reinsurance agreements. During 2018, the Company recorded an

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

adjustment for the administration of claims related to certain reinsurance agreements whereby the assuming reinsurer was only settling the net amount at risk instead of the full death benefit on universal life insurance contracts. The net impact to the Company's death benefits was $4.0 for years ended December 31, 2017 and prior. This impacted reinsurance agreements between the Company and Rivermont, JLIC, and GLIC as follows:

  . The Company cedes universal life insurance contracts to Rivermont. As a result of this adjustment, Rivermont owed the Company $27.5 for years ended December 31, 2017 and prior. Effective March 30, 2018, the Company, as counterparty to the reinsurance agreement and parent of Rivermont, agreed to not require payment of this amount from Rivermont. This was accounted for as a deemed capital contribution from the Company to Rivermont which was recorded as a decrease to the Company's unassigned surplus.

  . The Company also cedes universal life insurance contracts to JLIC. As a result of this adjustment, JLIC owed the Company $4.3 for years ended December 31, 2017 and prior. The Company received this amount on May 11, 2018.

  . The Company assumes universal life insurance contracts from GLIC. As a result of this adjustment, the Company owed GLIC $27.8 for years ended December 31, 2017 and prior. The Company paid this amount on May 11, 2018.

   Effective July 1, 2017, the Company assumed certain annuity and corporate-owned life insurance business from GLIC in anticipation of the GLAIC unstacking. These reinsurance treaties had an adverse impact on the RBC ratio of the Company and GLIC. The Company and GLIC had anticipated that the GLAIC unstacking would be completed by December 31, 2017 and that certain capital benefits relating to the unstacking would offset the adverse impact to its RBC ratio as of December 31, 2017. With the GLAIC unstacking not being completed by the end of 2017, the Company and GLIC mutually agreed to terminate the July 1, 2017 reinsurance treaties. As of December 31, 2017, the Company had a net receivable of $29.8 from GLIC related to the termination of these treaties. The intercompany amounts were settled in cash on January 10, 2018. As discussed in
Note 1, Genworth and China Oceanwide have agreed to forgo the GLAIC unstacking and that provision was waived under the Merger Agreement. Genworth and China Oceanwide will not pursue the GLAIC unstacking for the foreseeable future.

   On December 21, 2017, the Company received $9.0 in cash from RLIC IX as a dividend payment.

   On December 14, 2017, the Company received $27.2 in cash from RLIC VI as a dividend payment.

   On December 13, 2017, the Company received $30.7 in cash from RLIC X as a return of capital.

   On June 26, 2017, the Company sold one security with a book value of $7.1 to GMIC in exchange for cash.

   In April 2017, the Company received bonds and mortgage loans from GLIC under various reinsurance transactions discussed in Note 8.

   During the year ended December 31, 2016, the Company sold 83 securities with book value of $273.1 and accrued interest of $3.0 to GLIC in exchange for cash.

   For the year ended December 31, 2016, the Company received cash from GNWLAAC RE of $3.4 as a return of capital.

   On December 9, 2016, the Company paid $4.7 in cash to RLIC VI as a capital contribution to meet minimum initial capitalization.

   On October 4, 2016, the Company received cash from RLIC IV of $0.3 as a return of capital.

   On September 29, 2016, the Company received cash from RLIC IV of $50.4 as a dividend payment and $15.2 as a return of capital prior to RLIC IV dissolution.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   On September 28, 2016, the Company received $30.0 in cash from RLIC X as a dividend payment.

   On July 15, 2016, the Company paid $174.2 in cash to Genworth Holdings as tax benefit settlement due to RLIC and RLIC II dissolution.

   During the second quarter of 2016, Special Purpose Vehicle ("SPV") 1 was unwound. In connection with the unwinding of SPV 1, the Company paid $38.9 to repurchase contract loans from SPV 1. SPV 1, 2, 3 and 5 were all dissolved on December 12, 2016.

   On April 20, 2016, the Company received cash of $35.0 and $47.0 as a return of capital from RLIC and RLIC II, respectively, which were dissolved on April 1, 2016.

   On April 15, 2016, the Company paid GNA $36.0 for a settlement related to the tax assumption agreement. The payment was recorded in paid in surplus.

   On April 8, 2016, the Company received $100.9 in cash as contributed surplus from RLIC VII.

   Effective March 21, 2016, the Company terminated its irrevocable LoCs with the Federal Home Loan Bank ("FHLB") of Atlanta ("FHLB Atlanta") for $329.0 and $225.6 held for RLIC and RLIC II, respectively.

   During 2016, the Company paid $2.2 in cash as capital contributions to RLIC
X.

   Total amounts due from or owed to affiliates as of December 31, 2018 and 2017 are included in the following balance sheet captions:

                                                                      2018   2017
                                                                     ------ ------
Assets:
   Amounts recoverable from reinsurers and funds held............... $410.8 $410.7
   Receivable from parent, subsidiaries and affiliates..............     --   30.5
   Current Federal and foreign income tax recoverable and interest
     thereon........................................................   24.9    0.8
                                                                     ------ ------
       Total assets................................................. $435.7 $442.0
                                                                     ====== ======
Liabilities:
   Current Federal income tax payable............................... $   -- $  6.6
   Payable to parent, subsidiaries and affiliates...................    4.6     --
   Other amounts payable on reinsurance.............................   28.3   29.3
                                                                     ------ ------
       Total liabilities............................................ $ 32.9 $ 35.9
                                                                     ====== ======

(6)Income Taxes

   Tax reform impact

   On December 22, 2017, President Trump signed the TCJA into law. The enactment of the new law signified the first major overhaul of the U.S. federal income tax system in more than 30 years. In addition to the law's corporate income tax rate reduction, several other provisions were pertinent to the Company's financial statements and related disclosures. Prior to the TCJA, the top U.S. corporate income tax rate was 35% for corporations with taxable income greater than $10.0. The TCJA reduced the U.S. corporate income tax rate to 21% effective for taxable years beginning after December 31, 2017.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   For items under the TCJA that were incomplete, but a reasonable estimate had been determined as of December 31, 2017, the Company recorded a reasonable estimate. For items for which a reasonable estimate could not be determined, the Company applied existing guidance based on the provisions of the tax laws that were in effect prior to the TCJA being enacted. Accordingly, the Company recorded reasonable estimates of the tax rate reduction impact under the TCJA for DTA and DTL as well as an insurance reserve transition adjustment in its 2017 statutory financial statements.

   As of December 31, 2017, the Company remeasured certain DTAs and DTLs based on the federal rate at which it expects them to reverse in the future, which is generally 21%. The provisional amount recorded in 2017 that related to the re-measurement of the Company's DTAs and DTLs was a tax expense of $222.0. The change in contingent tax liability related to the special tax sharing agreements was $220.3, which related to the re-measurement for the period ended December 31, 2018. The Company did not record an adjustment to this provisional amount in 2018 and the accounting for this item is complete as of December 31, 2018.

   As of December 31, 2017, the Company also recorded a provisional reclassification in DTAs and DTLs in the net amount of $65.2 related to the transition adjustment required under the TCJA with respect to life insurance policyholder reserves. Under the TCJA this transition adjustment is to be taken into account ratably over eight taxable years. The Company recorded an adjustment to the provisional reclassification of $24.5 in 2018 and the accounting for this item is complete as of December 31, 2018.

  (a) Components of deferred tax assets and deferred tax liabilities

     1. The components of the net DTA recognized in the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of December 31, 2018 and 2017 were as follows:

                                   2018                    2017                    Change
                          ----------------------- ----------------------- -----------------------
                          Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital  Total
                          -------- ------- ------ -------- ------- ------ -------- ------- ------
a. Gross DTA.............  $519.1   $27.1  $546.2  $544.6   $23.7  $568.3  $(25.5)  $3.4   $(22.1)
b. Statutory valuation
  allowance adjustment...      --      --      --     7.4      --     7.4    (7.4)    --     (7.4)
                           ------   -----  ------  ------   -----  ------  ------   ----   ------
c. Adjusted gross DTA
  (1a - 1b)..............   519.1    27.1   546.2   537.2    23.7   560.9   (18.1)   3.4    (14.7)
d. DTA nonadmitted.......   206.9      --   206.9   217.5      --   217.5   (10.6)    --    (10.6)
                           ------   -----  ------  ------   -----  ------  ------   ----   ------
e. Subtotal: net
  admitted DTA (1c - 1d).   312.2    27.1   339.3   319.7    23.7   343.4    (7.5)   3.4     (4.1)
f. DTL...................   163.3    22.7   186.0   212.6    21.0   233.6   (49.3)   1.7    (47.6)
                           ------   -----  ------  ------   -----  ------  ------   ----   ------
g. Net admitted
  DTA/(DTL) (1e - 1f)....  $148.9   $ 4.4  $153.3  $107.1   $ 2.7  $109.8  $ 41.8   $1.7   $ 43.5
                           ======   =====  ======  ======   =====  ======  ======   ====   ======

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


     2. Admission calculation components for SSAP No. 101 as of December 31, 2018 and 2017:

                                    2018                    2017                    Change
                           ----------------------- ----------------------- -----------------------
                           Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital  Total
                           -------- ------- ------ -------- ------- ------ -------- ------- ------
a. Federal income taxes
  paid in prior years
  recoverable through
  loss carrybacks.........  $   --   $ 4.0  $  4.0  $   --   $  --  $   --  $   --   $ 4.0  $  4.0

b. Adjusted gross DTA
  expected to be
  realized (excluding
  the amount of DTA from
  2(a) above) after
  application of the
  threshold limitation.
  (The lessor of 2(b)1
  and 2(b)2 below)........   145.5     3.8   149.3   102.2     7.6   109.8    43.3    (3.8)   39.5

   1. Adjusted gross DTA
     expected to be
     realized following
     the balance sheet
     date.................   145.5     3.8   149.3   102.2     7.6   109.8    43.3    (3.8)   39.5

   2. Adjusted gross DTA
     allowed per
     limitation threshold.     XXX     XXX   150.1     XXX     XXX   176.8     XXX     XXX   (26.7)

c. Adjusted gross DTA
  (excluding the amount
  of DTA from 2(a) and
  2(b) above) offset by
  gross DTL...............   166.7    19.3   186.0   217.5    16.1   233.6   (50.8)    3.2   (47.6)
                            ------   -----  ------  ------   -----  ------  ------   -----  ------
d. DTA admitted as a
  result of the
  application of SSAP
  No. 101 (Total 2(a) +
  2(b) + 2(c))............  $312.2   $27.1  $339.3  $319.7   $23.7  $343.4  $ (7.5)  $ 3.4  $ (4.1)
                            ======   =====  ======  ======   =====  ======  ======   =====  ======

     3.  Ratio used to determine applicable period used in 6(a)2:

                                                                        2018      2017
                                                                      --------  --------
a. Ratio percentage used to determine recovery period and threshold
  limitation amount..................................................      741%      787%
b. Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above..................... $1,090.1  $1,292.7

     4.  Impact of tax planning strategies:

         a. Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by character as a percentage:

                                2018             2017            Change
                          ---------------  ---------------  ---------------
                          Ordinary Capital Ordinary Capital Ordinary Capital
                          -------- ------- -------- ------- -------- -------
1. Adjusted Gross DTAs
  Amount from Note 6a1(c)  $519.1   $27.1   $537.2   $23.7   $(18.1)  $3.4

2. Percentage of
  Adjusted Gross DTAs by
  Tax Character
  Attribute to the
  impact of Tax Planning
  Strategies.............      --%     --%      --%     --%      --%    --%

3. Net Admitted Adjusted
  Gross DTAs Amount from
  Note 6a1(e)............  $312.2   $27.1   $319.7   $23.7   $ (7.5)  $3.4

4. Percentage of Net
  Admitted Adjusted
  Gross DTAs by Tax
  Character admitted
  because of the impact
  of tax planning
  strategies.............     2.3%     --%     0.8%     --%     1.5%    --%

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


         b. The Company did not use reinsurance tax planning strategies for the years ended December 31, 2018, 2017 and 2016.

  (b) Unrecognized deferred tax liabilities

   The Company did not have any unrecognized DTLs during the years ended December 31, 2018, 2017 and 2016.

  (c) Current income tax and change in deferred tax

   The provision for income taxes incurred on operations for the years ended December 31, 2018, 2017 and 2016 were as follows:

                                                         2018    2017   Change
                                                        ------  ------  ------
1. Current Income Taxes
   a. Federal income taxes............................. $(18.8) $ 51.9  $(70.7)
   b. Foreign income taxes.............................     --      --      --
                                                        ------  ------  ------
   c. Federal and foreign income taxes.................  (18.8)   51.9   (70.7)
   d. Federal income tax on net capital gains (losses).   (1.6)   (2.2)    0.6
   e. Utilization of capital loss carry forwards.......     --      --      --
   f. Other............................................     --      --      --
                                                        ------  ------  ------
   g. Federal and foreign income tax incurred.......... $(20.4) $ 49.7  $(70.1)
                                                        ======  ======  ======

                                                         2017    2016   Change
                                                        ------  ------  ------
1. Current Income Taxes
   a. Federal income taxes............................. $ 51.9  $120.4  $(68.5)
   b. Foreign income taxes.............................     --      --      --
                                                        ------  ------  ------
   c. Federal and foreign income taxes.................   51.9   120.4   (68.5)
   d. Federal income tax on net capital gains (losses).   (2.2)    7.4    (9.6)
   e. Utilization of capital loss carry forwards.......     --      --      --
   f. Other............................................     --      --      --
                                                        ------  ------  ------
   g. Federal and foreign income tax incurred.......... $ 49.7  $127.8  $(78.1)
                                                        ======  ======  ======

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs were as follows as of December 31, 2018 and 2017:

                                                                                   2018   2017  Change
                                                                                  ------ ------ ------
2. DTA
   A. Ordinary
       1. Discounting of unpaid losses........................................... $   -- $   -- $   --
       2. Unearned premium reserve...............................................     --     --     --
       3a. Transition reserves...................................................   15.8   32.8  (17.0)
       3b. Policyholder reserves.................................................  356.1  370.9  (14.8)
       4. Investments............................................................    3.3    2.1    1.2
       5. Deferred acquisition costs.............................................  128.4  126.0    2.4
       6. Policyholder dividends accrual.........................................     --     --     --
       7. Fixed assets...........................................................    0.9    0.8    0.1
       8. Compensation and benefits accrual......................................     --     --     --
       9. Pension accrual........................................................     --     --     --
       10. Receivable-nonadmitted................................................    0.1    0.1     --
       11. Net operating loss carry forward......................................   13.9    7.4    6.5
       12. Tax credit carry forward..............................................    0.4    1.6   (1.2)
       13. Other (including items less than 5% of total ordinary tax assets).....    0.2    2.9   (2.7)
                                                                                  ------ ------ ------
       99. Subtotal ordinary.....................................................  519.1  544.6  (25.5)
   B. Statutory valuation allowance adjustment...................................     --    7.4   (7.4)
   C. Nonadmitted DTA............................................................  206.9  217.5  (10.6)
                                                                                  ------ ------ ------
   D. Admitted ordinary DTA (2A99 - 2B - 2C).....................................  312.2  319.7   (7.5)
   E. Capital....................................................................                   --
       1. Investments............................................................   27.1   23.7    3.4
       2. Net capital loss carry forward.........................................     --     --     --
       3. Real estate............................................................     --     --     --
       4. Other (including items less than 5% of total ordinary tax assets)......     --     --     --
                                                                                  ------ ------ ------
       99. Subtotal capital......................................................   27.1   23.7    3.4
   F. Statutory valuation allowance adjustment...................................     --     --     --
   G. Nonadmitted DTA............................................................     --     --     --
                                                                                  ------ ------ ------
   H. Admitted capital DTA (2E99 - 2F - 2G)......................................   27.1   23.7    3.4
                                                                                  ------ ------ ------
   I. Admitted DTA (2D + 2H)..................................................... $339.3 $343.4 $ (4.1)
                                                                                  ====== ====== ======

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


                                                       2018   2017  Change
                                                      ------ ------ ------
     3. DTL
        A. Ordinary
            1. Investments........................... $  8.3 $  9.4 $ (1.1)
            2. Fixed assets..........................     --     --     --
            3. Deferred and uncollected premiums.....  103.5  105.2   (1.7)
            4(a). Transition reserves................   51.5   98.0  (46.5)
            4(b). Policyholder reserves..............     --     --     --
            5. Other.................................     --     --     --
                                                      ------ ------ ------
            99. Subtotal ordinary....................  163.3  212.6  (49.3)
                                                      ------ ------ ------
        B. Capital
            1. Investments...........................   22.7   21.0    1.7
            2. Real estate...........................     --     --     --
            3. Other.................................     --     --     --
                                                      ------ ------ ------
            99. Subtotal capital.....................   22.7   21.0    1.7
                                                      ------ ------ ------
        C. DTL (3A99 + 3B99).........................  186.0  233.6  (47.6)
                                                      ------ ------ ------
     4. Net DTA (DTL) (2I - 3C)...................... $153.3 $109.8 $ 43.5
                                                      ====== ====== ======

   Based on an analysis of the Company's tax position for the year ended December 31, 2018, management concluded it is more likely than not that the results of future operations will generate sufficient taxable income to enable the Company to realize all of its DTAs. Accordingly, no valuation allowance for DTA has been established.

   The change in net deferred taxes is comprised of the following (this analysis is exclusive of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus):

                                                                 December 31,
                                                                 -------------
                                                                  2018   2017  Change
                                                                 ------ ------ ------
Total gross DTA................................................. $546.2 $568.3 $(22.1)
Statutory valuation allowance adjustment........................     --    7.4   (7.4)
                                                                 ------ ------ ------
Adjusted gross DTAs.............................................  546.2  560.9  (14.7)
Total gross DTL.................................................  186.0  233.6  (47.6)
                                                                 ------ ------ ------
Net DTA (DTL)................................................... $360.2 $327.3   32.9
                                                                 ====== ======
Deferred tax on change in net unrealized capital gains (losses).                  1.1
                                                                               ------
Change in net deferred income tax...............................               $ 34.0
                                                                               ======

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


  (d) Reconciliation of Federal income tax rate to actual effective tax rate

   The provision for Federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference were as follows for the years ended December 31, 2018, 2017 and 2016:

                                                                        2018    2017    2016
                                                                       ------  ------  ------
Provision computed at statutory tax rate.............................. $(50.7) $  9.0  $(58.1)
Benefit of dividends..................................................   (2.8)  (19.7)  (36.6)
Other nondeductible expenses..........................................     --      --     0.1
Change in tax contingency reserve.....................................    0.4     3.0      --
Statutory amortization of IMR.........................................     --    (1.2)    6.7
Foreign taxes.........................................................     --    (0.1)   (0.1)
Current year change in nonadmitted assets.............................    0.5     1.9     2.1
Deferred reinsurance gains............................................    8.4   (13.8)   24.1
Statutory DTA valuation allowance adjustment..........................   (7.4)   (5.9)     --
Adjustments to prior year taxes.......................................   (2.7)    7.5    (8.5)
TCJA rate reduction impact............................................     --   222.0      --
Other adjustments.....................................................   (0.1)  (24.9)  407.6
                                                                       ------  ------  ------
   Total.............................................................. $(54.4) $177.8  $337.3
                                                                       ======  ======  ======
Federal and foreign income tax incurred............................... $(20.4) $ 49.7  $127.8
Change in net deferred income taxes (without change in net unrealized
  capital gains (losses)).............................................  (34.0)  128.1   209.5
                                                                       ------  ------  ------
   Total.............................................................. $(54.4) $177.8  $337.3
                                                                       ======  ======  ======

  (e) Operating loss and tax credit carry forwards and protective tax deposits

   As of December 31, 2018, the Company has operating loss carryforwards that will not expire, as follows:

                   Origination year Amount without expiration
                   ---------------- -------------------------
                         2018                 $66.1

   As of December 31, 2018, the Company has tax credits to carry forward that will expire, if unutilized, as follows:

                     Origination year Amount Expires after
                     ---------------- ------ -------------
                           2014        $0.2      2024
                           2015         0.2      2025

   As of December 31, 2018, the amount of federal income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses are as follows:

                           Tax year Capital Ordinary
                           -------- ------- --------
                             2016    $7.6     $--

   The Company has no protective tax deposits which are on deposit with the IRS under Section 6603 of the Internal Revenue Code.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


  (f) Consolidated Federal income tax return

   The Company is an affiliated member of a consolidated Life/Non-Life U.S. Federal income tax return with its ultimate parent company, Genworth, and will be included with the following companies in the consolidated Federal income tax return for 2018:

                        ASI
                        Capital Brokerage Corporation
                        Genworth
                        Genworth Annuity Service
                          Corporation
                        Genworth Financial Agency, Inc.
                        Genworth Financial Assurance
                          Corporation
                        Genworth Financial Services, Inc.
                        Genworth Holdings
                        Genworth Insurance Company
                        GLIC
                        GLICNY
                        Genworth Mortgage Holdings, LLC
                        Genworth Mortgage Holdings, Inc.
                        GMIC
                        Genworth Mortgage Insurance
                          Corporation of North Carolina
                        Genworth Mortgage Reinsurance
                          Corporation
                        Genworth Mortgage Services, LLC
                        GNA
                        HGI Annuity Service Corporation
                        JLIC
                        Mayflower Assignment Corporation
                        Monument Lane IC 1, Inc.
                        Monument Lane IC 2, Inc.
                        Monument Lane PCC, Inc.
                        Newco
                        National Eldercare Referral
                          System, LLC
                        Rivermont
                        RLIC VI
                        RLIC VII
                        RLIC VIII
                        RLIC IX
                        RLIC X
                        River Lake Insurance Company XI
                        Sponsored Captive Re, Inc.
                        United Pacific Structured
                          Settlement Company

   The Company is a part of the overall Tax Allocation Agreement between Genworth and certain of its subsidiaries. This agreement was approved by state insurance regulators and the Company's Board of Directors. The tax allocation is based on the separate return liabilities with offsets for losses and credits utilized to reduce the current consolidated tax liability as allowed by applicable law and regulation. The Company's policy is to settle intercompany tax balances quarterly, with a final settlement after filing of Genworth's Federal consolidated U.S. corporation income tax return.

   The Company and its indirect parent, Genworth, have special tax agreements with the Company's direct subsidiaries RLIC VII and RLIC VIII. The agreements obligate the Company to receive or make payments on behalf of RLIC VII and

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

RLIC VIII for Federal income tax amounts receivable or payable by RLIC VII and RLIC VIII under a separate Tax Allocation Agreement. The Company accounts for these payments as additional investment in common stock of affiliates. As of December 31, 2018, the Company has recorded a tax receivable and a decrease in investment in common stock of affiliates of $2.4 for RLIC VII and a tax payable and an increase in investment in common stock of affiliates of $0.4 for RLIC VIII related to these agreements.

   The Company and its direct parent, GLIC, are also parties to a separate special tax sharing agreement with the Company's direct subsidiary, Rivermont. The agreement allocates the tax benefit of Rivermont's net operating losses ("NOLs") from tax years prior to 2009 to the Company. The Company will repay such benefits to Genworth to the extent Rivermont has taxable income in the future. For NOLs incurred in 2009 and subsequent years, Rivermont will record a current tax benefit and receive tax benefit payments from Genworth for NOLs incurred by Rivermont and used by the consolidated tax group, in accordance with the terms of the Tax Allocation Agreement. Additionally, under this special tax sharing agreement, the Company is required to provide certain amounts of capital or a letter of credit to Rivermont upon the event that the Company or Genworth Holdings is downgraded below certain S&P and Moody's ratings levels. The Company secured an irrevocable Letter of Credit ("LoC") from FHLB Atlanta for $28.2 in favor of Rivermont to meet its obligations under these provisions. The LoC automatically renews annually through May 7, 2019, unless notice of termination is provided by the issuer of the LoC at least 60 days prior to the then applicable expiration date.

   Prior to 2018, the Company also had special tax sharing agreements (the "Old Special Tax Agreements") with its direct subsidiaries, RLIC VI, RLIC IX and RLIC X. The Old Special Tax Agreements allocated to the Company the tax benefits of the respective subsidiaries' (i.e., RLIC VI, RLIC IX or RLIC X, as appropriate) current NOLs. Such benefits would have been repaid to Genworth to the extent the subsidiaries had taxable income in the future. Until such time as these benefits had been fully repaid, each subsidiary was not obligated to make payments under the overall tax allocation agreement or applicable Old Special Tax Agreement for Federal income tax. Additionally, under the Old Special Tax Agreements with RLIC VI, RLIC IX and RLIC X, the Company would have assumed the respective subsidiaries tax liability if such liability would cause the Company's RBC ratio to fall below 300%. The Old Special Tax Agreements were terminated effective May 31, 2018 for RLIC VI and January 1, 2018 for RLIC IX and RLIC X.

   In 2018, the Company entered into new special tax sharing agreements (the "New Special Tax Sharing Agreements") with RLIC VI, RLIC IX and RLIC X and its indirect parent, Genworth, effective June 1, 2018 for RLIC VI and January 1, 2018 for RLIC IX and RLIC X. Under the New Special Tax Sharing Agreements, the Company is obligated to receive or make payments on behalf of RLIC VI, RLIC IX and RLIC X for Federal income tax amounts receivable or payable by those companies pursuant to the Tax Allocation Agreement. The tax payments made by the Company on behalf of RLIC VI, RLIC IX and RLIC X are accounted for as deemed capital contributions to RLIC VI, RLIC IX and RLIC X. The tax payments received by the Company on behalf of RLIC VI, RLIC IX and RLIC X are accounted for as deemed dividends from RLIC VI, RLIC IX and RLIC X. During 2018, the Company recorded tax payables and an increase in common stock of affiliates of $22.5, $33.9 and $44.9 to RLIC VI, RLIC IX and RLIC X, respectively, related to the New Special Tax Sharing Agreements. As discussed in Note 2(b), the Company carries RLIC VI, RLIC IX and RLIC X at zero; therefore, the change in common stock of affiliates ultimately impacts unassigned surplus.

   Effective January 1, 2018, the Company entered into a new Special Tax Allocation Agreement with Genworth whereby the Company agreed to settle intercompany taxes under the terms of the overall Tax Allocation Agreement of the Genworth Consolidated Group as if the Company and RLIC VI, RLIC IX and RLIC X continued to calculate tax reserves under Model Regulation 830 for U.S. federal income tax purposes, notwithstanding that the consolidated group filed its U.S. federal income tax return limiting the tax reserve based upon the Net GAAP Liability shown on the statutory annual statements of RLIC VI, RLIC IX and RLIC X. The purpose of the new Special Tax Allocation Agreement between the Company and Genworth is to defer intercompany tax settlements by the Company until the time at which the Company would have made the payments absent the change in the Permitted Practices for RLIC VI, RLIC IX and RLIC X and also absent tax planning strategies implemented by GLIC in 2018 with respect to the calculation of GLIC's tax reserves. During 2018, the Company recorded an increase to current tax receivable and an increase to unassigned surplus of $103.2 related to this agreement.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   The cumulative benefit recognized by the Company through December 31, 2018 relating to the special tax sharing agreements with Rivermont, RLIC VI, RLIC IX, and RLIC X and the Special Tax Allocation Agreement with Genworth was $417.4 and $330.4 as of December 31, 2018 and 2017, respectively. Due to the nature of the agreements as described above, the Company could have to repay these benefits in the future.

   For tax years beginning in 2011, the Company was included in the Life/Non-Life consolidated return filed by Genworth and filed various state and local tax returns. With possible exceptions (including the possibility that the Internal Revenue Service ("IRS") may examine tax years that impact operating loss deduction carryforwards but are otherwise closed), the Company is no longer subject to U.S. Federal tax examinations for years through 2014. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. Federal examinations.

  (g) Federal or foreign income tax loss contingencies

   The total amount of unrecognized tax benefits was $7.2, $6.7 and $3.8 as of December 31, 2018, 2017 and 2016, respectively, of which $7.2, $6.7 and $3.8, respectively, if recognized, would affect the effective tax rate on operations.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. During the years ended December 31, 2018 and 2017, the Company accrued no interest or no penalties. The Company had no interest liability balance, and no penalty balances as of December 31, 2018 and 2017.

   As a result of Genworth's open audits and appeals, the Company believes no unrecognized tax benefits will be recognized in 2019.

  (h) Repatriation Transition Tax

   The Company had no Repatriation Transition Tax owed under the TCJA as of December 31, 2018.

  (i) Alternative Minimum Tax Credit

   The Company had no Alternative Minimum Tax Credit recognized as a current year recoverable or DTA as of December 31, 2018.

  (j) State transferable and non-transferable tax credits

   The carrying value of transferable and non-transferable state tax credits gross of any related tax liabilities and total unused transferable and non-transferable state tax credits by state and in total were as follows:

                                                                            2018
                                                                    ---------------------
                                                                          Carrying Unused
Description of state transferable and non-transferable tax credits  State  value   amount
------------------------------------------------------------------  ----- -------- ------
                        New Market.................................  FL     $0.7    $0.7
                        New Market.................................  KY      0.1     0.1
                        New Market.................................  MS      0.5     0.5
                        New Market.................................  NE      0.3     0.3
                        New Market.................................  NV      0.1     0.1
                        Renewable Energy...........................  NC      0.1     0.1
                        Urban Development..........................  CT      0.2     0.2
                        Urban Development..........................  FL      1.3     1.3
                                                                            ----    ----
                           Total...................................         $3.3    $3.3
                                                                            ====    ====

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


                                                                            2017
                                                                    ---------------------
                                                                          Carrying Unused
Description of state transferable and non-transferable tax credits  State  value   amount
------------------------------------------------------------------  ----- -------- ------
                        Mills Credit...............................  SC     $0.1    $0.1
                        New Market.................................  FL      0.7     0.7
                        New Market.................................  KY      0.3     0.3
                        New Market.................................  MS      0.4     0.4
                        New Market.................................  NE      0.2     0.2
                        New Market.................................  NV      0.1     0.1
                        Renewable Energy...........................  NC      0.1     0.1
                        Urban Development..........................  CT      0.2     0.2
                        Urban Development..........................  FL      1.0     1.0
                                                                            ----    ----
                           Total...................................         $3.1    $3.1
                                                                            ====    ====

   The Company estimated the utilization of the remaining transferable and non-transferable state tax credits by projecting future premium taking into account policy growth and rate changes, projected future tax liability based on projected premiums, tax rates and tax credits, and comparing projected future tax liability to the availability of remaining transferable and non-transferable tax credits.

   The Company had no impairment loss related to the write-down as a result of impairment analysis of the carrying amount for state transferable and non-transferable tax credits during 2018 and 2017.

   The state tax credits admitted and nonadmitted were as follows:

                                    2018                 2017
                            -------------------- --------------------
                             Total      Total     Total      Total
                            admitted nonadmitted admitted nonadmitted
                            -------- ----------- -------- -----------
          Transferable.....   $ --       $--       $ --       $--
          Non-transferable.    3.3        --        3.1        --
                              ----       ---       ----       ---
             Total.........   $3.3       $--       $3.1       $--
                              ====       ===       ====       ===

(7)Commitments and Contingencies

  (a) Litigation

   The Company is a defendant in various cases of litigation considered to be in the normal course of business. The Company does not consider existing contingent liabilities arising from litigation, income taxes and other matters to be material in relation to the financial position of the Company.

   In September 2018, the Company was named as a defendant in a putative class action lawsuit pending in the United States District Court for the Eastern District of Virginia captioned TVPX ARX INC., as Securities Intermediary for Consolidated Wealth Management, LTD. on behalf of itself and all others similarly situated v. Genworth Life and Annuity Insurance Company. The Plaintiff is alleging unlawful and excessive cost of insurance ("COI") charges were imposed on policyholders. The complaint asserts claims for breach of contract, alleging that the Company improperly considered non-mortality factors when calculating COI rates and failed to decrease COI charges in light of improved expectations of future mortality, and seeks unspecified compensatory damages, costs, and equitable relief. On October 29, 2018, the Company filed a motion to enforce in the Middle District of Georgia, and a motion to dismiss and motion to stay in the Eastern District of Virginia. The Company moved to enjoin the prosecution of the Eastern District of Virginia action on the

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

basis that it involves claims released in a prior nationwide class action settlement that was approved by the Middle District of Georgia. Plaintiff filed an amended complaint on November 13, 2018. On November 16, 2018, the Eastern District of Virginia court stayed the case for 60 days. On December 6, 2018, the Company moved the Middle District of Georgia for leave to file our counterclaim, which alleges that Plaintiff breached the prior settlement agreement by filing its current action. A hearing on the Company's motion to enjoin and motion for leave to file its counterclaim occurred on February 21, 2019. On March 15, 2019, the Middle District of Georgia granted the Company's motion to enjoin and denied its motion for leave to file its counterclaim. As such, the Plaintiff is enjoined from pursuing COI class action in the Eastern District of Virginia. On March 29, 2019, the Plaintiff filed a Notice of Appeal in the Middle District of Georgia, notifying the court of its appeal to the United States Court of Appeals for the Eleventh Circuit from the order granting the Company's motion to enjoin. On March 29, 2019, the Company filed its Notice of Cross-Appeal in the Middle District of Georgia, notifying the court of its cross-appeal to the Eleventh Circuit from the portion of the order denying its motion for leave to file the Company's counterclaim. On April 8, 2019, the Eastern District of Virginia lifted the stay in the case and dismissed the case without prejudice, with leave for the Plaintiff to refile an amended complaint only if a final appellate court decision vacates the injunction and reverses the Middle District of Georgia's opinion. The Company intends to continue to vigorously defend this action.

   In Lehman Brothers Special Financing, Inc. v. Bank of America National Association, et. al, in U.S. Bankruptcy Court, Southern district of New York, Lehman Brothers Special Financing, Inc. ("LBSF") seeks to recover from the Company, as a noteholder defendant, sums it received from a collateralized debt obligation ("CDO") note following the bankruptcy of Lehman Brothers Holdings, Inc. ("LBHI"), alleging that the Company and other unrelated noteholders (the "Defendant Group") not entitled to the amounts received. On June 28, 2016, the court granted the Company's motion to dismiss. The court's order became final and appealable on January 24, 2017. LBSF filed a notice of appeal to the United States Court of Appeals for the Second Circuit on February 6, 2017. The Company intends to vigorously defend the dismissal of the action.

   The Company and its affiliates have been subject to a number of industry wide regulatory investigations concerning unclaimed property practices and escheatment practices. The West Virginia treasurer's office had initiated a lawsuit with respect to unclaimed property relating to West Virginia policies, in which the Company is a defendant. The defendants in that case made a motion to dismiss the complaint in its entirety, which was granted in December 2013. The West Virginia treasurer's office appealed that dismissal and in June 2015 the West Virginia Supreme court reversed the dismissal and remanded the case back to the trial court to, among other things, permit the Treasurer to examine insurers for compliance with unclaimed property laws. The Company and GLIC elected to participate in the early alternative dispute resolution procedure outlined in the trial court's post-remand case management order and a first meeting to mediate the matter was held on February 1, 2017. Also, the Company is currently being examined by Delaware's Department of Finance, which has retained a third-party audit firm, Kelmar Associates, LLC, to examine the Company. On November 16, 2017, the Company notified Delaware of its intention to convert the audit to a review under the Secretary of State Unclaimed Property Voluntary Disclosure Agreement Program. Delaware authorized this conversion request on December 5, 2017. The Company continues to cooperate with respect to these reviews, exams and investigations as appropriate.

   As of December 31, 2018, the Company could not determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above. In light of the inherent uncertainties involved in these matters, no amounts have been accrued. The Company is not able to provide an estimate or range of possible losses related to these matters.

  (b) Guaranty Association Assessments

   The Company is required by law to participate in the guaranty fund associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   As of December 31, 2018 and 2017, the Company has accrued and recognized through net operations a liability for retrospective premium-based guaranty fund assessments of $7.3 and $7.7, respectively, and a related premium tax benefit asset of $7.4 and $8.0, respectively. These amounts represent management's best estimate based on information received from the states in which the Company writes business and may change due to many factors including the Company's share of the ultimate cost of current insolvencies. The premium tax benefit is generally realized over a five year period, but can vary depending on the state law.

   The following table provides information about the Company's guaranty funds receivable as of December 31, 2018 and 2017:

                                                                        2018 2017
                                                                        ---- ----
Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year end............................................ $8.0 $6.9
   Decreases current year:
       Premium tax offset applied......................................  0.5  0.6
       Other adjustment................................................  0.1   --
       True up adjustment..............................................  0.5   --
   Increases current year:
       Cash payment adjustment.........................................  0.5  0.9
       True up adjustment..............................................   --  0.8
                                                                        ---- ----
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year end.......................................... $7.4 $8.0
                                                                        ==== ====

   The following tables provide information about the Company's undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency as of December 31, 2018 and 2017:

                                            2018
----------------------------------------------------------------------------------------------
                                               Guaranty fund assessment     Related assets
                                               -----------------------  -----------------------
Name of the Insolvency                         Undiscounted  Discounted Undiscounted Discounted
----------------------                         ------------  ---------- ------------ ----------
American Network Insurance Company............     $0.4         $--         $0.2        $--
Penn Treaty Network Company America Insurance
  Company.....................................      0.4          --          0.4         --
                                                   ----         ---         ----        ---
Total.........................................     $0.8         $--         $0.6        $--
                                                   ====         ===         ====        ===

                                            2017
----------------------------------------------------------------------------------------------
                                               Guaranty fund assessment     Related assets
                                               -----------------------  -----------------------
Name of the Insolvency                         Undiscounted  Discounted Undiscounted Discounted
----------------------                         ------------  ---------- ------------ ----------
American Network Insurance Company............     $0.4         $--         $0.2        $--
Penn Treaty Network Company America Insurance
  Company.....................................      0.3          --          0.2         --
                                                   ----         ---         ----        ---
Total.........................................     $0.7         $--         $0.4        $--
                                                   ====         ===         ====        ===

   In 2009, the Pennsylvania Insurance Commissioner (the "Commissioner") placed long-term care insurer Penn Treaty Network Company America Insurance Company and one of its subsidiaries, American Network Insurance Company (collectively, "Penn Treaty") in rehabilitation, an intermediate action before insolvency, and subsequently petitioned a state court to convert the rehabilitation into a liquidation. On November 9, 2016, the state court held a hearing on the

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

Commissioner's petition to convert the rehabilitation into liquidation with no objections. On March 1, 2017, the Pennsylvania Commonwealth court approved petitions to liquidate Penn Treaty due to financial difficulties that could not be resolved through rehabilitation. As a result, the Company accrued guaranty fund liabilities of $0.9 in 2017 related to Penn Treaty. The Company recorded a pre-tax impact of $0.3, net of premium tax credits, in 2017 related to Penn Treaty. The amounts shown in the charts above in the guaranty fund assessments column represent the assessments paid to guaranty associations and the amounts shown in the related assets column are the premium tax credit available.

  (c) Related Party Guarantees

   The Company has guaranteed the structured settlement payment obligations of ASI, provided that such obligations are funded with the Company's annuity contracts. ASI is a direct, wholly-owned subsidiary of the Company and the assignment company for the Company's structured settlement business.

   There are no current obligations by the Company under the guarantee nor does the Company expect to make any future payments. However, if any payments were to be made they would be treated as a capital contribution. The maximum amount of payments that could be made under the guarantee is equal to the structured settlement payment obligations of ASI. The structured settlement reserves related to this guarantee were $239.2 as of December 31, 2018. The guarantee will remain intact until modified or rescinded by the Company's board of directors.

  (d) Commitments

   As of December 31, 2018, the Company had future commitments of $5.5 on its investments in limited partnerships, $4.1 in commercial mortgage loans and $6.0 in private placement securities. These limited partnerships are part of the Company's private equity and real estate programs. The funding commitments relate to future equity stakes taken in portfolio of private companies, first mortgage loans and mezzanine debt.

(8)Reinsurance

   The Company follows the standard industry practices of reinsuring portions of its risk with other companies. Use of reinsurance does not discharge the Company from liability on the insurance ceded. The Company is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial condition of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers. As of December 31, 2018, all third-party reinsurers maintained an A.M. Best Company, Inc. ("A.M. Best") rating of "B+" or better or provide collateral as security, except Scottish Re US Inc. ("Scottish Re"), which is not rated and does not provide collateral. Total ceded reserves to Scottish Re were $24.7 as of December 31, 2018. In March 2019, A.M. Best withdrew its ratings of Union Fidelity Life Insurance Company ("UFLIC"), one of the Company's significant reinsurers as discussed below, and Employers Reassurance Corporation at the request of those companies. The Company does not expect any impact from this action and will continue to take reserve credit for reinsurance with these companies. In addition, UFLIC has a trust and guarantee from its parent as further discussed below.

   The maximum amounts of life insurance retained by the Company on any one life may not exceed the following limits: individual life, $5.0; accidental death benefit, $0.1; group life, $0.2; group mortgage accidental benefits, $0.1; and payroll deduction and 401(k) automatic issue coverage, $0.2. Amounts in excess of these maximums are reinsured with other insurance companies.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   The effects of reinsurance on premiums earned and benefits incurred for the years ended December 31, 2018, 2017 and 2016 were as follows:

                    Premiums earned                 Benefits incurred
            -------------------------------  -------------------------------
               2018       2017       2016       2018       2017       2016
            ---------  ---------  ---------  ---------  ---------  ---------
   Direct.. $ 1,226.6  $ 1,295.6  $ 1,464.2  $ 2,251.4  $ 2,212.2  $ 2,135.6
   Assumed.     299.0      350.5      350.8      261.3      241.9      219.4
   Ceded...  (1,519.2)  (1,125.4)  (4,171.6)  (1,689.7)  (1,575.8)  (1,504.9)
            ---------  ---------  ---------  ---------  ---------  ---------
      Net.. $     6.4  $   520.7  $(2,356.6) $   823.0  $   878.3  $   850.1
            =========  =========  =========  =========  =========  =========

   The Company did not have any retrospectively rated contracts or contracts subject to redetermination.

  Affiliated Special Purpose Captives Reinsurance Transactions

   The Company has over the past years entered into significant reinsurance treaties with its subsidiaries to cede universal and term life insurance policies. Reserves ceded by the Company as of December 31, 2018 and 2017 related to these treaties were as follows:

                                                   2018     2017
                                                 -------- --------
              Universal Life Insurance Business
              Rivermont......................... $  441.2 $  425.6
              JLIC..............................     60.8     58.5

              Term Life Insurance Business
              RLIC VI........................... $  808.0 $  810.6
              RLIC VII..........................    577.7    633.8
              RLIC VIII.........................  1,038.1  1,012.0
              RLIC IX...........................    773.0    796.4
              RLIC X............................    744.4    661.0

  Rivermont

   On October 24, 2006, the Company entered into an indemnity reinsurance agreement with Rivermont to cede certain universal life insurance reserves from the Company to Rivermont on a coinsurance and modified coinsurance ("Modco") basis for policies issued by or assumed from other affiliates of the Company with policy effective dates in calendar year 1999 and January 1, 2001 through June 30, 2006.

   On October 24, 2006, as a first part of the securitization of its excess AG38 (also known as AXXX) reserves, Rivermont sold $315.0 of surplus notes to fund the excess AXXX statutory reserves for the universal life insurance business that was assumed from the Company in the fourth quarter of 2006. Assets are held in a trust to the benefit of the Company as collateral.

   Genworth has entered into a liquidity commitment agreement with Rivermont and the capital market trusts that hold the surplus notes issued by Rivermont. The liquidity commitment agreement maintains that Genworth will, on the maturity date of the surplus notes (45 years from date of issue) loan to each capital market trust an amount equal to the then market value of assets held in the reinsurance trust.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   Genworth Holdings has entered into a limited guaranty with Rivermont pursuant to which Genworth Holdings has guaranteed that Rivermont will receive a prescribed rate of return on the Modco reinsurance assets. The intent of the limited guaranty is to mitigate credit/interest rate risk within Rivermont and leave Rivermont with only insurance (mortality) risk. The Genworth Holdings limited guaranty provides Rivermont with the required liability payments in the event that there is a shortfall in Rivermont's ability to fund its interest obligations. The probability of a Genworth Holdings payment is remote and only occurs if cash flows from (a) actual earned interest income from economic reserve assets, (b) investment income on Modco Assets, and (c) calculated experience refunds from mortality gains, are insufficient to cover the liability payments. The value of the limited guaranty was $2.1 and $4.3 as of December 31, 2018 and 2017, respectively.

   On October 24, 2006, the Company entered into an agreement with MBIA, the financial guarantor, for the benefit of Rivermont. The agreement, among other things, obligates the Company (subject to certain exclusions) to indemnify and hold harmless Rivermont, MBIA, and Milliman from and against any and all claims, liabilities, losses, costs and expenses, and damages that may be incurred by or asserted against Rivermont, MBIA and Milliman by any party relating to or arising out of the transactions contemplated by the reinsurance agreement between the Company and Rivermont dated October 24, 2006, or certain related agreements, to the extent that such losses, claims, liabilities, expenses or damages resulted from Rivermont's failure to make any payment required to be made by it to any party under any such agreement, but excluding any payments of premiums, fees and expenses to be made in the ordinary course, and payments of principal and interest on the surplus notes issued by Rivermont.

  JLIC

   The Company has reinsurance agreements whereby it cedes universal life and term life insurance policies to JLIC.

   Effective January 1, 2016, the Company recaptured a 10% quota share for certain term life insurance policies, issued between January 1, 2001 and January 31, 2001, from JLIC with $57.3 in statutory reserves, receiving a recapture payment of $9.5 as consideration.

  RLIC VI

   Effective November 1, 2013, the Company entered into a coinsurance with funds withheld agreement with RLIC VI to cede term life insurance business to RLIC VI. RLIC VI simultaneously entered into a monthly renewable term ("MRT") reinsurance agreement with GLIC to cede the mortality risk on the reinsurance policies assumed from the Company. This MRT reinsurance agreement excluded those policies which were originally written by GLIC. At the same time, RLIC VI also entered into an XOL reinsurance agreement with the Company and Canada Life, which was approved by the Virginia Bureau as a form of security otherwise acceptable to the Commissioner in order for the Company to take reinsurance credit on its balance sheet for the amount of its reinsurance credits for reserves ceded to RLIC VI in an amount, subject to a cap, equal to the difference between the statutory reserves and the qualified reserves with respect to such business.

   Effective September 1, 2016, the Company amended and restated the existing coinsurance with funds withheld agreement with RLIC VI, the existing XOL reinsurance agreement treaty with Canada Life and RLIC VI, and the existing MRT reinsurance agreement with GLIC and RLIC VI to include substantially all of the term life insurance business recaptured from Brookfield Life and Annuity Insurance Company ("BLAIC"). As a result of this amendment, the Company ceded $229.9 of initial premiums, with an initial allowance of $165.5 to RLIC VI. The net consideration of $64.4 was withheld and recorded as funds withheld.

   Effective December 1, 2017, RLIC VI recaptured the MRT reinsurance agreement with GLIC and simultaneously entered into a new MRT reinsurance agreement with New Reinsurance Company Ltd ("NewRe") whereby it retrocedes 100% of the mortality risk assumed from the Company to NewRe. The coinsurance treaty between the Company and RLIC VI, as well as the XOL between the Company, RLIC VI, and Canada Life were amended to reflect the MRT reinsurance agreement change.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   During 2018 and 2017, under the terms of the coinsurance treaty with RLIC VI, the Company recaptured term life insurance policies from RLIC VI where the level term period of the policies had expired. Reserves held on recaptured policies were $2.4 and $0.2 at the beginning of the period of recapture for the years ended December 31, 2018 and 2017, respectively.

  RLIC VII

   On April 7, 2009, the Company and RLIC VII entered into an indemnity coinsurance agreement, effective January 1, 2009, to cede certain term life insurance business issued by the Company in 2002. Effective December 2, 2010, the reinsurance treaty with RLIC VII was amended to change the mode of reinsurance from coinsurance to a combination of coinsurance and coinsurance with funds withheld.

   RLIC VII collateralized its obligations under the reinsurance agreement through a combination of funds withheld, an unconditional trust and LoCs. The LoCs had a face amount of $639.0 and were issued by Goldman Sachs Bank USA for the benefit of the Company to collateralize non-economic reserves. The LoCs did not meet the requirements of an unconditional LoC under Virginia's credit for reinsurance requirements. However, the Virginia Bureau approved the LoCs as another form of acceptable collateral.

   On April 6, 2016, RLIC VII paid Goldman Sachs $2.0 in cash and terminated both LoCs.

   Effective April 1, 2016, the Company recaptured all previously ceded term life insurance business from RLIC VII. In connection with the recapture, the Company paid RLIC VII a net terminal payment of $19.0. The terminal payment consisted of a $147.7 recapture payment which was recorded as ceding commission income on reinsurance ceded, a final monthly account balance payment of $1.3 which decreased net reinsurance receivable, and a $165.4 terminal reserve adjustment which decreased funds held by or deposited with reinsured companies.

   Effective April 1, 2016, the Company entered into a new coinsurance agreement with funds withheld with RLIC VII to cede effectively the same term life insurance business which the Company previously recaptured from RLIC
VII. As a result of this agreement, RLIC VII assumed $740.1 of initial premiums with an initial allowance of $562.2. The net consideration of $177.9 was withheld by the Company and deposited into a funds withheld account. RLIC VII also entered into a MRT reinsurance agreement with SCOR Global Life USA Reinsurance Company to retrocede 90% of the mortality risk on policies assumed from the Company.

   Effective April 1, 2016, the Company also entered into an XOL reinsurance agreement with SCOR Global Life SE and RLIC VII. As per this XOL reinsurance agreement, SCOR Global Life SE will pay claims up to the difference between full statutory reserves and qualified reserves, subject to a cap, if both the funds withheld account and RLIC VII's capital and surplus, as supported by settlements under the MRT reinsurance agreement, are exhausted.

   During 2017, under the terms of the coinsurance treaty with RLIC VII, the Company recaptured term life insurance policies from RLIC VII where the level term period of the policies had expired. Reserves ceded on recaptured policies were $2.6 at the beginning of the period of recapture.

  RLIC VIII

   On April 1, 2010, the Company entered into a reinsurance agreement with RLIC VIII to cede certain term life insurance business from the Company to RLIC VIII on a coinsurance with funds withheld basis for policies issued in the year 2006.

   Effective January 1, 2015, the Company recaptured previously ceded term life insurance business from RLIC VIII and entered into a new coinsurance with funds withheld agreement with RLIC VIII to cede effectively the same term life insurance business previously recaptured from RLIC VIII.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   Effective January 1, 2015, RLIC VIII simultaneously entered into a MRT reinsurance agreement with SCOR Global Life USA Reinsurance Company to retrocede 90% of the mortality risk on the reinsurance policies assumed from the Company.

   Effective January 1, 2015, RLIC VIII also entered into an XOL reinsurance agreement with the Company and SCOR Global Life SE, which was approved by the Virginia Bureau as a form of security otherwise acceptable to the Commissioner in order for the Company to take reinsurance credit on its balance sheet for the amount of its reinsurance credits for reserves ceded to RLIC VIII in an amount equal to the difference between the statutory reserves and the qualified reserves with respect to such business.

   During 2017, under the terms of the coinsurance treaty with RLIC VIII, the Company recaptured term life insurance policies from RLIC VIII where the level term period of the policies had expired. Reserves ceded on recaptured policies were $2.1 at the beginning of the period of recapture.

  RLIC IX

   Effective October 1, 2012, the Company entered into a coinsurance with funds withheld agreement to cede certain term life insurance business to RLIC IX. Concurrently, RLIC IX entered into a MRT reinsurance agreement with Hannover Re (Ireland) Plc ("Hannover Ireland") to retrocede 100% of the mortality risk on the reinsured policies assumed from the Company to Hannover Ireland. Effective October 1, 2012, RLIC IX also entered into an XOL reinsurance agreement with the Company and BLAIC, which was approved by the Virginia Bureau as a form of security otherwise acceptable to the Commissioner in order for the Company to take reinsurance credit on its balance sheet for the amount of its reinsurance credits for reserves ceded to RLIC IX in an amount equal to the difference between the statutory reserves and the qualified reserves with respect to such business. Effective July 1, 2016, RL IX recaptured all of the risks ceded to BLAIC and terminated the XOL reinsurance agreement.

   Effective July 1, 2016, the Company entered into a new XOL reinsurance agreement with Canada Life and RLIC IX. As per this new XOL reinsurance agreement, Canada Life will pay claims up to the difference between full statutory reserves and qualified reserves subject to a cap, if both the funds withheld account and the RLIC IX capital and surplus, as supported by settlements under the MRT reinsurance agreement between the Company and Hannover Ireland, are exhausted.

  RLIC X

   Effective June 20, 2014, the Company and RLIC X amended and restated their existing coinsurance agreement, effective April 1, 2013, to assume certain term life insurance business issued by the Company in 2009 and 2010. As a result of these amendments, RLIC X assumed $128.4 of initial premiums with an initial allowance of $97.6. The net consideration of $30.8 was withheld by the Company and deposited into a funds withheld account. In conjunction with the amending and restating of the coinsurance agreement, the Company, RLIC X, and Hannover also amended and restated their XOL reinsurance agreement.

   Effective April 1, 2013, the Company entered into a coinsurance with funds withheld reinsurance agreement to cede certain level term life insurance business to RLIC X, which was subsequently amended and restated in 2014 to include additional term life insurance business. Effective April 1, 2013, RLIC X entered into a MRT reinsurance agreement with GLIC to retrocede the mortality risk on the reinsured policies assumed from the Company to GLIC. This MRT reinsurance agreement excluded those policies which were originally written by GLIC. Effective April 1, 2013, RLIC X also entered into an XOL reinsurance agreement with the Company and Hannover, which was approved by the Virginia Bureau as a form of security otherwise acceptable to the Commissioner in order for the Company to take reinsurance credit on its balance sheet for the amount of its reinsurance credits for reserves ceded to RLIC X in an amount subject to a cap, equal to the difference between the statutory reserves and the qualified reserves with respect to such business.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   Effective July 31, 2016, the Company terminated this XOL reinsurance agreement with Hannover and RLIC X for new business. The XOL reinsurance agreement remains in effect for policies issued on or prior to July 31, 2016.

   Effective December 1, 2017, RLIC X recaptured the MRT reinsurance agreement with GLIC and simultaneously entered into a new MRT reinsurance agreement with NewRe whereby it retrocedes 100% of the mortality risk assumed from the Company to NewRe. The coinsurance treaty between the Company and RLIC X, as well as the XOL between the Company, RLIC X, and Hannover were amended to reflect the MRT reinsurance agreement change.

  RLIC & RLIC II

   Effective January 1, 2016, the Company recaptured all term life insurance business ceded to RLIC and RLIC II, receiving recapture payments of $175.9 and $188.3, respectively, as consideration. RLIC and RLIC II were dissolved effective April 11, 2016.

  Other Affiliate Reinsurance Transactions

   Effective January 1, 2000, the Company ceded new term and universal life insurance business to GLIC. These agreements were terminated with respect to new business in 2001. Effective September 1, 2016, the Company recaptured most liabilities on the universal life insurance policies ceded to GLIC, resulting in a $100.0 ceded reserves reduction. Ceded reinsurance reserves to GLIC as of December 31, 2018 and 2017 were $1,073.2 and $1,250.2, respectively.

   Effective April 1, 2011, the Company amended and restated its existing universal life insurance treaty with GLIC to assume certain additional universal life insurance policies including total living coverage ("TLC") insurance policies from GLIC. Effective September 1, 2016, GLIC recaptured all of the liabilities of the TLC insurance policies ceded to the Company, resulting in a $397.9 reduction in assumed reserves. Reserves assumed as of December 31, 2018 and 2017 were $1,333.1 and $1,247.4, respectively.

   Effective October 1, 2013, the Company entered into a Modco reinsurance agreement with GLIC to assume single premium deferred annuity business on a Modco basis. Effective July 1, 2017, GLIC recaptured this reinsurance agreement resulting in the recapture of $263.4 of modified coinsurance reserves and paid a recapture payment of $4.3 to the Company.

   Effective November 1, 2016, the Company amended and restated its existing LTC treaty with GLIC to cede the remaining LTC policies to GLIC. As a result of this transaction, the Company paid $1.9 as initial ceding commission to GLIC. Reserves ceded as of December 31, 2018 and 2017 were $89.8 and $98.3, respectively.

   Effective April 1, 2017, the Company assumed certain term life insurance business from GLIC with an initial premium of $68.9 and paid a ceding commission of $48.6 to GLIC. For the net settlement, GLIC transferred bonds of $7.7, mortgage loans of $8.2 and cash of $4.4 to the Company. Reserves assumed as of December 31, 2018 and 2017 were $53.8 and $55.0, respectively.

   Effective April 1, 2017, the Company assumed certain universal life insurance business from GLIC with an initial premium of $101.0 and paid a ceding commission of $4.9 to GLIC. For the net settlement, GLIC transferred bonds of $79.8, mortgage loans of $14.4 and cash of $0.2 to the Company resulting in a loss of $1.7. Reserves assumed as of December 31, 2018 and 2017 were $124.4 and $106.7, respectively.

   Effective April 1, 2017, the Company assumed certain single premium whole life insurance business from GLIC with an initial premium of $134.6 and paid a ceding commission of $2.8 to GLIC. For the net settlement, GLIC transferred bonds of $89.8, mortgage loans of $26.1, policy loans of $14.9 and cash of $0.3 to the Company resulting in a loss of $0.7. Reserves assumed as of December 31, 2018 and 2017 were $119.7 and $128.1, respectively.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


  Offshore Affiliate Reinsurance Transactions

  BLAIC

   In February 2016, as part of restructuring its U.S. life insurance businesses, Genworth announced an initiative to repatriate existing reinsured business from BLAIC, its primary Bermuda domiciled captive reinsurance subsidiary, to its U.S. life insurance subsidiaries in 2016. Effective April 1, 2016, the Company recaptured a block of universal life insurance from BLAIC. In addition, effective July 1, 2016, the Company recaptured a block of term life insurance from BLAIC and terminated a term life insurance XOL reinsurance agreement with BLAIC. The repatriation was completed through the merger of BLAIC with and into GLIC in October 2016.

   Universal Life Insurance

   The Company was a party to a reinsurance agreement to cede certain universal life insurance policies on a Modco 60% first dollar quota share basis to BLAIC. Effective April 1, 2016, the Company recaptured the universal life insurance block of policies from BLAIC resulting in recapture payment of $16.2 to BLAIC.

   Term Life Insurance

   The Company was a party to a reinsurance agreement to cede certain term life insurance between 1996 and 1999 to BLAIC on a coinsurance basis and was subject to the reserving requirements of Regulation XXX. Effective July 1, 2016, the Company recaptured all of the liabilities on the term life insurance policies ceded to BLAIC, resulting in a pre-tax reduction to the Company's capital and surplus of $215.4.

  RLIC IV

   Effective September 1, 2016, the Company recaptured all of the remaining liabilities on the term life insurance policies ceded to RLIC IV. As a result of the recapture, the Company paid recapture fees of $0.8 and recorded a net loss of $2.8. RLIC IV was dissolved on December 1, 2016.

  Significant External Reinsurers

   On April 15, 2004, the Company entered into two reinsurance agreements with UFLIC pursuant to which it ceded, effective as of January 1, 2004, substantially all its variable annuity block of business and its structured settlement block of business to UFLIC. Ceded general account reinsurance reserves to UFLIC for the variable annuity block of business as of December 31, 2018 and 2017 were $618.9 and $662.8, respectively, and Modco reserves established by the Company as of December 31, 2018 and 2017 for the separate accounts were $1,454.0 and $1,768.9, respectively. Ceded reinsurance reserves for the structured settlement block of business as of December 31, 2018 and 2017 were $5,329.5 and $5,464.7, respectively.

   Under a separate reinsurance agreement, the Company assumed a Medicare supplement block of business from UFLIC. The assumed reserves for this block of business as of December 31, 2018 and 2017 were $0.5 and $0.7, respectively. To secure the payment of its obligations to the Company under the reinsurance agreements governing the reinsurance transactions, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount to be held in certain claims paying accounts. A trustee administers the trust accounts and the Company is permitted to withdraw from the trust accounts amounts due to the Company pursuant to terms of the reinsurance agreements that are not otherwise paid by UFLIC. As of December 31, 2018, the amount of assets in the trust was $6,440.5.

   Effective December 1, 2013, immediately after recapturing a substantially similar block of business from Hannover, the Company entered into a new reinsurance agreement with Hannover to cede certain universal life and term life insurance

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

business on coinsurance, Modco with funds withheld and yearly renewable term ("YRT") basis. As of December 31, 2018 and 2017, ceded Modco reserves were $752.8 and $598.5, respectively. Ceded yearly renewable term reserves were $154.4 and $77.3, respectively, and ceded coinsurance reserves were $1,370.4 and $1,090.4, respectively.

   Effective December 1, 2018, the Company amended an existing treaty with Hannover containing both term and universal life insurance contracts that are reinsured on a combined coinsurance/modified coinsurance ("Co/Modco") basis and YRT basis. This amendment included the following:

  . Term life insurance conversions issued in 2001 through June 2006 previously reinsured on a 100% quota share YRT basis changed to a 100% quota share Co/Modco basis.

  . Term life insurance issued in 1996 through 2000 previously reinsured on a 25% quota share YRT basis was recaptured and added to an existing reinsurance agreement with the Canada Life as discussed further below.

  . Universal life insurance issued in 1980 through 1998 previously reinsured on a 100% quota share YRT basis via a separate reinsurance agreement with Hannover was recaptured and added to this treaty on a 100% quota share YRT basis.

  . Term universal life insurance issued in 2009 through 2014 previously reinsured on a 100% quota share YRT basis via a separate reinsurance agreement with Hannover was changed to 80% quota share and the 20% quota share was added to this treaty.

   The items above resulted in a net increase of $293.0 in ceded reserves and an initial gain of $94.3 of which $74.5, net of tax, was deferred. Effective December 1, 2018, the Company also executed several recaptures that were included as part of this amendment, collectively referred to as the "December 1, 2018 Hannover Amendment" in the discussion below. The net impact on ceded reserves of the December 1, 2018 Hannover Amendment was $141.3.

   Effective December 1, 2018, the Company also amended an existing treaty with Canada Life reinsuring a 75% quota share of certain term life insurance business on a YRT basis. As discussed above, the term life insurance issued in 1996 through 2000 previously reinsured to Hannover on a 25% quota share YRT basis was recaptured and added to this treaty, increasing the quota share to 100%. The amendment resulted in a net increase of $56.7 in ceded reserves and an initial gain of $27.7 of which $21.9, net of tax, was deferred.

   Effective December 31, 2014, the Company entered into a reinsurance agreement with Hannover to cede certain term universal life insurance business on a yearly renewable term basis. Effective July 1, 2018, the Company recaptured certain universal life insurance contracts from Hannover under this reinsurance agreement and RGA Reinsurance Company, under a separate reinsurance agreement. As a result, the Company recaptured $105.1 of reserves and received a recapture fee of $0.4.

   Effective August 1, 2018, the Company amended an existing YRT treaty with Hannover to cede all term universal life insurance contracts that were included in the business recaptured on July 1, 2018, except those written by the Company's affiliate, GLICNY. Additionally, contracts included in the existing treaty prior to the amendment on an 80% quota share were increased to a 100% quota share under that amendment. That amendment resulted in $114.3 of initial premiums ceded to Hannover and $94.0 of ceded reserves. As discussed above, the Company further amended the Hannover treaty, reducing the quota share to 80% and added the recaptured 20% quota share to the December 1, 2018 Hannover Amendment. This resulted in a net decrease of $45.4 in ceded reserves (included in the net impact above for the December 1, 2018 Hannover Amendment).

   On December 28, 2017, the Company entered into a binding letter of intent ("LOI") with Hannover. The Company recognized $112.4 of ceded reserves for the LOI as of December 31, 2017. On March 21, 2018, the Company executed the YRT agreement with Hannover to cede certain universal life insurance business, effective December 31, 2017, in response to the LOI. This business was recaptured as part of the December 1, 2018 Hannover Amendment discussed above. The recapture resulted in a net decrease of $106.4 in ceded reserves (included in the net impact above for the December 1, 2018 Hannover Amendment).

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   Effective January 1, 2016, the Company entered into a coinsurance agreement with Protective Life Insurance Company ("Protective Life") to cede most of the term life insurance business previously recaptured from RLIC, RLIC II and JLIC, and an additional 10% quote share for certain term life insurance business assumed from GLIC. The Company ceded $2,269.2 of estimated initial reserves to Protective Life and received an estimated initial allowance of $1,880.7. In addition, Protective Life paid $62.7 as estimated initial ceding commission to the Company. The estimated initial ceded reserves, estimated initial allowance and estimated initial ceding commission were net settled with the Company making a payment of $325.8 in cash to Protective Life. During the second quarter of 2016, the Company recorded an adjustment to the initial net settlement of $0.1 to reflect actual initial ceded total reserves, actual initial economic reserves, actual initial allowance and actual ceding commission based on the inventory of ceded policies in-force as of January 1, 2016. As of December 31, 2018 and 2017, ceded reserves were $2,010.4 and $2,186.8, respectively.

   Ceding Entities that Utilize Captive Reinsurers to Assume Reserves Subject to the XXX/AXXX Captive Framework

   As of December 31, 2018, the Company had one reinsurance agreement carried under the Term and Universal Life Insurance Reserve Financing Model Regulation, for which risks under covered policies have been ceded by the Company to RLIC
X. There were no RBC implications as there was no shortfall as of December 31, 2018.

(9)  StatutoryCapital and Surplus and Dividend Restriction

   The NAIC utilizes RBC to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (1) asset risk, (2) insurance risk, (3) interest rate and equity market risk, and (4) business risk. The RBC formula is designed as an early warning tool for the states to identify potential undercapitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC and it exceeded the minimum required levels as of and for the years ended December 31, 2018, 2017 and 2016. The RBC ratio of the Company was 845% and 854% as of December 31, 2018 and 2017, respectively.

   State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholder.

   The Company is restricted by the Commonwealth of Virginia Insurance Code as to the amount of dividends that may be paid within a 12-consecutive-month period without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of total capital and surplus as of December 31 of the previous year. As of December 31, 2018, the Company has no capacity to make a dividend payment without prior approval in 2019.

(10)Separate Accounts

   The Company has separate account assets and liabilities related to closed blocks of variable universal life insurance, individual and group variable deferred annuities and modified guaranteed annuities. Separate account assets are carried at fair value and are offset by liabilities that represent the policyholders' equity in those assets. The Company earns mortality and expense risk fees from the separate accounts and may assess withdrawal charges in the event of early withdrawals. Separate account variable universal life insurance contracts include a GMDB and a secondary no-lapse guarantee, which keeps the policy in-force as long as minimum scheduled premiums are paid. Variable annuity contracts may include a GMDB, a guaranteed payout annuity floor (similar to a guaranteed minimum income benefit), a guaranteed minimum income benefit or guaranteed minimum withdrawal benefit or a combination thereof. These guarantees are backed by investments held in the general account. The separate account assets without guarantees represent variable life and annuity products with assets and liabilities valued at fair value. The Company bears no market or default risk for these assets.

   The total amounts paid from the general account to the separate account related to separate account guarantees for the preceding five years ending December 31, 2018, 2017, 2016, 2015 and 2014 were $23.3, $25.3, $34.8, $26.8 and $22.0,

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

respectively. To compensate the general account for the risks taken, the separate accounts has paid risk charges of $34.3, $41.2, $45.7, $49.2 and $52.7, for the past five years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

   Assets supporting the Company's separate account product contracts of $5,451.1 and $6,722.1 as of December 31, 2018 and 2017, respectively, were considered legally insulated and not subject to claims of the general account.

   Information regarding the separate accounts of the Company as of and for the year ended December 31, 2018 was as follows:

                                                    Non-indexed
                                                     guarantee   Non-indexed  Non-guaranteed
                                                    less than or  guarantee      separate
                                                    equal to 4%  more than 4%    accounts     Total
                                                    ------------ ------------ -------------- --------
Premiums, considerations or deposits for the year
  ended December 31, 2018..........................    $  --         $ --        $   28.4    $   28.4
                                                       =====         ====        ========    ========
Reserves as of December 31, 2018:
   For accounts with assets at:
       Fair value..................................    $12.5         $6.1        $5,407.9    $5,426.5
                                                       -----         ----        --------    --------
       Total reserves..............................    $12.5         $6.1        $5,407.9    $5,426.5
                                                       =====         ====        ========    ========
   By withdrawal characteristics:
       With fair value adjustment..................    $12.5         $6.1        $     --    $   18.6
       At fair value...............................       --           --         5,407.9     5,407.9
                                                       -----         ----        --------    --------
       Subtotal....................................     12.5          6.1         5,407.9     5,426.5
       Not subject to discretionary withdrawal.....       --           --              --          --
                                                       -----         ----        --------    --------
       Total.......................................    $12.5         $6.1        $5,407.9    $5,426.5
                                                       =====         ====        ========    ========

   Reconciliation of net transfers to (from) separate accounts for the year ended December 31, 2018 was as follows:

                                                                                               2018
                                                                                             -------
Transfers as reported in the Summary of Operations of the separate accounts statement:
   Transfers to separate accounts........................................................... $  28.4
   Transfers from separate accounts.........................................................   804.8
                                                                                             -------
       Net transfers to separate accounts, per the separate accounts annual statement.......  (776.4)
Reconciling adjustments:
   Transfer to separate accounts -- reinsured...............................................   210.8
                                                                                             -------
       Net transfers from separate accounts, per the Statutory Statement of Summary of
         Operations......................................................................... $(565.6)
                                                                                             =======

   All assets, liabilities and surplus related to the separate accounts have been recorded in the financial statements.

(11)Leases

   The Company has entered into various lease obligations for field offices throughout the country as well as an operating lease for office equipment. These obligations are part of the Company's normal business operations and are not material in the aggregate.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


(12)FHLB Funding Agreement

    (1)The Company is a member of the FHLB Atlanta. Through its membership, the Company has outstanding funding agreements with FHLB Atlanta, as of December 31, 2018, in the amount of $212.5, which related to total liabilities of $213.2. As of December 31, 2017, the Company had outstanding funding agreements with FHLB Atlanta in the amount of $25.0, which related to total liabilities of $25.0. The Company uses these funds for liquidity management and asset liability management in an investment spread strategy, consistent with its other investment spread programs. The Company records the funds under SSAP No. 52, Deposit Type Contracts, consistent with its accounting for other deposit type contracts. It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained from the FHLB Atlanta for use in general operations would be accounted for under SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. The Company has LoCs with FHLB Atlanta in the amount of $28.2, none of which have been drawn upon as of December 31, 2018. The tables below indicate the amount of FHLB Atlanta stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB Atlanta as of December 31, 2018 and 2017. The Company's borrowing capacity, including issuance of letters of credit, is subject to a broad regulatory restriction that limits an insurer from pledging more than 7.0% of its net admitted assets.

    (2)The tables below indicate the amount of FHLB Atlanta stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB Atlanta as of December 31, 2018 and 2017:

       FHLB Capital Stock

       a. Aggregate Totals as of December 31, 2018 and 2017:

                                                                       2018
                                                             -------------------------
                                                                      General Separate
Description                                                   Total   account accounts
-----------                                                  -------- ------- --------
Membership stock -- Class A................................. $     --  $  --    $ --
Membership stock -- Class B.................................     24.0   24.0      --
Activity stock..............................................       --     --      --
Excess stock................................................       --     --      --
                                                             --------  -----    ----
Aggregate total............................................. $   24.0  $24.0    $ --
                                                             ========  =====    ====
Actual or estimated borrowing capacity as determined by the
  insurer................................................... $1,000.0    XXX     XXX

                                                                       2017
                                                             -------------------------
                                                                      General Separate
Description                                                   Total   account accounts
-----------                                                  -------- ------- --------
Membership stock -- Class A................................. $     --  $  --    $ --
Membership stock -- Class B.................................     16.1   16.1      --
Activity stock..............................................       --     --      --
Excess stock................................................       --     --      --
                                                             --------  -----    ----
Aggregate total............................................. $   16.1  $16.1    $ --
                                                             ========  =====    ====
Actual or estimated borrowing capacity as determined by the
  insurer................................................... $1,000.0    XXX     XXX

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


       b. Membership stock (Class A and B) eligible for redemption

                                                     6 months
                               Not eligible   Less   to less  1 to less
                                   for        than     than     than    3 to 5
  Membership stock  2018 total  redemption  6 months  1 year   3 years  years
  ----------------  ---------- ------------ -------- -------- --------- ------
      Class A......   $  --        $--        $--      $--       $--    $  --
      Class B......    24.0         --         --       --        --     24.0

    (3)Collateral Pledged to FHLB

       a. Amount pledged as of December 31, 2018 and 2017:

                                                                      Fair   Carrying Aggregate total
                                                                      value   value      borrowing
                                                                      ------ -------- ---------------
1. Current year total general and separate accounts total collateral
  pledged (Lines 2+3)................................................ $285.4  $248.9      $212.5
2. Current year general account total collateral pledged.............  285.4   248.9       212.5
3. Current year separate accounts total collateral pledged...........     --      --          --
                                                                      ------  ------      ------
4. Prior year-end total general and separate accounts total
  collateral pledged................................................. $ 72.4  $ 58.9      $ 25.0

       b. Maximum amount pledged during reporting period ending December 31, 2018 and 2017:

                                                                             Amount borrowed at
                                                             Fair   Carrying  time of maximum
                                                             value   value       collateral
                                                             ------ -------- ------------------
1. Current year total general and separate accounts maximum
  collateral pledged (Lines 2+3)............................ $285.4  $248.9        $212.5
2. Current year general account maximum collateral
  pledged...................................................  285.4   248.9         212.5
3. Current year separate accounts maximum collateral
  pledged...................................................     --      --            --
                                                             ------  ------        ------
4. Prior year-end total general and separate accounts
  maximum collateral pledged................................ $ 72.4  $ 59.0        $ 25.0

    (4)Borrowing from FHLB

       a. Amount as of December 31, 2018 and 2017:

                                                   2018
        -                           -----------------------------------
                                                              Funding
                                                            agreements
                                           General Separate  reserves
        Description                 Total  account accounts established
        -----------                 ------ ------- -------- -----------
        1. Debt.................... $   -- $   --    $--         XXX
        2. Funding agreements......  212.5  212.5     --      $213.2
        3. Other...................     --     --     --         XXX
                                    ------ ------    ---      ------
        4. Aggregate total (1+2+3). $212.5 $212.5    $--      $213.2
                                    ====== ======    ===      ======

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


                                                    2017
         -                           ----------------------------------
                                                              Funding
                                                            agreements
                                           General Separate  reserves
         Description                 Total account accounts established
         -----------                 ----- ------- -------- -----------
         1. Debt.................... $  --  $  --    $--         XXX
         2. Funding agreements......  25.0   25.0     --       $25.0
         3. Other...................    --     --     --         XXX
                                     -----  -----    ---       -----
         4. Aggregate total (1+2+3). $25.0  $25.0    $--       $25.0
                                     =====  =====    ===       =====

       b. Maximum amount during reporting period ending December 31, 2018:

                                                    General Separate
           Description                       Total  account accounts
           -----------                       ------ ------- --------
           1. Debt.......................... $   -- $   --    $--
           2. Funding agreements............  212.5  212.5     --
           3. Other.........................     --     --     --
                                             ------ ------    ---
           4. Aggregate total (Lines 1+2+3). $212.5 $212.5    $--
                                             ====== ======    ===

       c. FHLB -- prepayment obligations

                                       Does the company have
                                  prepayment obligations under the
              Description         following arrangements (Yes/No)?
              -----------         --------------------------------
              Debt...............                No
              Funding agreements.                No
              Other..............                No

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


(13)Fair Value of Financial Instruments

   The following tables set forth the Company's assets and liabilities that were reported at fair value as of December 31, 2018 and 2017:

                                                           2018
                                        -------------------------------------------
                                                                 Net asset
                                                                   value
                                        Level 1  Level 2 Level 3   (NAV)    Total
                                        -------- ------- ------- --------- --------
Assets
   Bonds:
       Commercial
         mortgage-backed............... $     --  $ 0.2   $  --     $--    $    0.2
                                        --------  -----   -----     ---    --------
          Total bonds..................       --    0.2      --      --         0.2
                                        --------  -----   -----     ---    --------
   Common stock:
       Industrial and
         miscellaneous.................       --     --    24.0      --        24.0
                                        --------  -----   -----     ---    --------
          Total common
            stock......................       --     --    24.0      --        24.0
                                        --------  -----   -----     ---    --------
   Cash equivalents:
       Money market
         mutual funds..................    354.6     --      --      --       354.6
                                        --------  -----   -----     ---    --------
          Total cash
            equivalents................    354.6     --      --      --       354.6
                                        --------  -----   -----     ---    --------
   Derivative assets:
       Equity index
         options.......................       --     --    39.0      --        39.0
                                        --------  -----   -----     ---    --------
          Total
            derivative
            assets.....................       --     --    39.0      --        39.0
                                        --------  -----   -----     ---    --------
   Separate account
     assets............................  5,417.5   22.8     1.9      --     5,442.2
                                        --------  -----   -----     ---    --------
              Total
                assets................. $5,772.1  $23.0   $64.9     $--    $5,860.0
                                        ========  =====   =====     ===    ========
Liabilities
   Derivative
     liabilities:
       Equity return
         swaps......................... $     --  $  --   $  --     $--    $     --
                                        --------  -----   -----     ---    --------
          Total
            derivative
            liabilities................       --     --      --      --          --
                                        --------  -----   -----     ---    --------
              Total
                liabilities............ $     --  $  --   $  --     $--    $     --
                                        ========  =====   =====     ===    ========

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


                                                      2017
                                        ---------------------------------
                                        Level 1  Level 2 Level 3  Total
                                        -------- ------- ------- --------
Assets
   Bonds:
       Commercial
         mortgage-backed............... $     --  $ 0.2   $  --  $    0.2
                                        --------  -----   -----  --------
          Total bonds..................       --    0.2      --       0.2
                                        --------  -----   -----  --------
   Common stock:
       Industrial and
         miscellaneous.................       --     --    16.1      16.1
                                        --------  -----   -----  --------
          Total common
            stock......................       --     --    16.1      16.1
                                        --------  -----   -----  --------
   Cash equivalents:
       Money market
         mutual funds..................    392.8     --      --     392.8
                                        --------  -----   -----  --------
          Total cash
            equivalents................    392.8     --      --     392.8
                                        --------  -----   -----  --------
   Derivative assets:
       Equity index
         options.......................       --     --    79.6      79.6
                                        --------  -----   -----  --------
          Total
            derivative
            assets.....................       --     --    79.6      79.6
                                        --------  -----   -----  --------
   Separate account
     assets............................  6,670.4   39.9     3.2   6,713.5
                                        --------  -----   -----  --------
              Total
                assets................. $7,063.2  $40.1   $98.9  $7,202.2
                                        ========  =====   =====  ========
Liabilities
   Derivative
     liabilities:
       Equity return
         swaps......................... $     --  $ 2.0   $  --  $    2.0
                                        --------  -----   -----  --------
          Total
            derivative
            liabilities................       --    2.0      --       2.0
                                        --------  -----   -----  --------
              Total
                liabilities............ $     --  $ 2.0   $  --  $    2.0
                                        ========  =====   =====  ========

   The following tables present additional information about assets and liabilities measured at fair value for which the Company has utilized significant unobservable (Level 3) inputs to determine fair value as of December 31, 2018, 2017 and 2016:

                                                                            2018
                          -------------------------------------------------------------------------------------------
                                                           Total
                                                         gains and
                          Beginning                      (losses)    Total
                           balance                       included  gains and
                            as of    Transfers Transfers  in net    (losses)
                          January 1,   in to    out of    income    included
Investments                  2018     Level 3   Level 3   (loss)   in surplus Purchases Issuances  Sales  Settlements
-----------               ---------- --------- --------- --------- ---------- --------- --------- ------  -----------
Common stock.............   $16.1       $--       $--      $  --     $   --     $ 8.5      $--    $ (0.6)    $  --
Separate account assets..     3.2        --        --         --       (0.1)       --       --        --      (1.2)
Derivative assets........    79.6        --        --       16.2      (50.7)     74.8       --     (80.9)       --
                            -----       ---       ---      -----     ------     -----      ---    ------     -----
   Total assets..........   $98.9       $--       $--      $16.2     $(50.8)    $83.3      $--    $(81.5)    $(1.2)
                            =====       ===       ===      =====     ======     =====      ===    ======     =====

                          -------------


                             Ending
                            balance
                             as of
                          December 31,
Investments                   2018
-----------               ------------
Common stock.............    $24.0
Separate account assets..      1.9
Derivative assets........     39.0
                             -----
   Total assets..........    $64.9
                             =====

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


                                                                            2017
                          --------------------------------------------------------------------------------------------
                                                           Total
                                                         gains and
                          Beginning                      (losses)    Total
                           balance                       included  gains and
                            as of    Transfers Transfers  in net    (losses)
                          January 1,   in to    out of    income    included
Investments                  2017     Level 3   Level 3   (loss)   in surplus Purchases Issuances  Sales   Settlements
-----------               ---------- --------- --------- --------- ---------- --------- --------- -------  -----------
Common stock.............   $15.0       $--       $--      $  --      $ --      $ 1.1      $--    $    --     $  --
Separate account assets..     5.0        --        --         --        --         --       --         --      (1.8)
Derivative assets........    72.0        --        --       49.6       7.8       72.0       --     (121.8)       --
                            -----       ---       ---      -----      ----      -----      ---    -------     -----
   Total assets..........   $92.0       $--       $--      $49.6      $7.8      $73.1      $--    $(121.8)    $(1.8)
                            =====       ===       ===      =====      ====      =====      ===    =======     =====

                          -------------


                             Ending
                            balance
                             as of
                          December 31,
Investments                   2017
-----------               ------------
Common stock.............    $16.1
Separate account assets..      3.2
Derivative assets........     79.6
                             -----
   Total assets..........    $98.9
                             =====

                                                                             2016
                          ---------------------------------------------------------------------------------------------
                                                             Total
                                                           gains and
                          Beginning                        (losses)    Total
                           balance                         included  gains and
                            as of    Transfers  Transfers   in net    (losses)
                          January 1,   in to      out of    income    included
Investments                  2016    Level 3(a) Level 3(b)  (loss)   in surplus Purchases Issuances  Sales  Settlements
-----------               ---------- ---------- ---------- --------- ---------- --------- --------- ------  -----------
Loan-backed and
  structured securities
  (NAIC-3-3).............   $  --       $0.2      $(0.2)     $  --     $  --      $  --      $--    $   --     $  --
Common stock.............    15.0         --         --         --        --         --       --        --        --
Separate account assets..     6.0         --         --         --      (0.2)        --       --        --      (0.8)
Derivative assets........    28.3         --         --       (3.2)     15.3       74.3       --     (43.6)      0.9
                            -----       ----      -----      -----     -----      -----      ---    ------     -----
   Total assets..........   $49.3       $0.2      $(0.2)     $(3.2)    $15.1      $74.3      $--    $(43.6)    $ 0.1
                            =====       ====      =====      =====     =====      =====      ===    ======     =====
Derivative liabilities...   $ 0.3       $ --      $  --      $ 0.2     $(0.5)     $  --      $--    $   --     $  --
                            -----       ----      -----      -----     -----      -----      ---    ------     -----
   Total liabilities.....   $ 0.3       $ --      $  --      $ 0.2     $(0.5)     $  --      $--    $   --     $  --
                            =====       ====      =====      =====     =====      =====      ===    ======     =====

                          -------------


                             Ending
                            balance
                             as of
                          December 31,
Investments                   2016
-----------               ------------
Loan-backed and
  structured securities
  (NAIC-3-3).............    $  --
Common stock.............     15.0
Separate account assets..      5.0
Derivative assets........     72.0
                             -----
   Total assets..........    $92.0
                             =====
Derivative liabilities...    $  --
                             -----
   Total liabilities.....    $  --
                             =====

--------
(a)Transferred from Level 2 to Level 3 because of lack of observable market data due to decrease in market activity for these securities or movement from amortized cost reporting to fair value.
(b)Transferred from Level 3 to Level 2 because of observable market data became available for these securities or movement from fair value reporting to amortized cost.

   Realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net income (loss) or change in net unrealized capital gains (losses) based on the appropriate accounting treatment for the instrument.

   Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases and settlements of investments.

   There were no gains or losses for the period included in net income (loss) attributable to unrealized gains (losses) related to assets still held as of the reporting date.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


   The following tables set forth the Company's financial instruments' fair value, admitted amounts and level of fair value amounts as of December 31, 2018 and 2017:

                                                           2018
-                         ----------------------------------------------------------------------
                                                                                         Not
                                                                           Net asset practicable
                          Aggregate  Admitted                                value    (carrying
Financial instruments     fair value  assets   Level 1   Level 2  Level 3    (NAV)     value)
---------------------     ---------- --------- -------- --------- -------- --------- -----------
Bonds.................... $11,539.4  $11,329.0 $     -- $10,410.0 $1,129.4    $--        $--
Preferred and common
  stocks-nonaffiliates...      68.9       70.5     19.0      25.0     24.9     --         --
Separate account assets..   5,442.3    5,442.3  5,417.5      22.9      1.9     --         --
Mortgage loans...........   1,874.1    1,867.2       --        --  1,874.1     --         --
Short-term investments...       2.0        2.0       --       2.0       --     --         --
Cash equivalents.........     383.6      383.6    383.6        --       --     --         --
Other invested assets....      63.5       56.3       --      63.5       --     --         --
Securities lending
  reinvested collateral..      24.0       24.0       --      24.0       --     --         --
Derivative assets........      40.2       39.7       --       1.2     39.0     --         --
Derivative liabilities...        --         --       --        --       --     --         --

                                                      2017
-                         ------------------------------------------------------------
                                                                               Not
                                                                           practicable
                          Aggregate  Admitted                               (carrying
Financial instruments     fair value  assets   Level 1   Level 2  Level 3    value)
---------------------     ---------- --------- -------- --------- -------- -----------
Bonds.................... $12,216.8  $11,278.2 $     -- $11,153.9 $1,062.9     $--
Preferred and common
  stocks-nonaffiliates...      65.2       62.6     31.9      16.3     17.0      --
Separate account assets..   6,713.5    6,713.5  6,670.4      39.9      3.2      --
Mortgage loans...........   1,832.6    1,775.4       --        --  1,832.6      --
Short-term investments...       9.9        9.9       --       9.9       --      --
Cash equivalents.........     392.8      392.8    392.8        --       --      --
Other invested assets....      68.5       56.3       --      68.5       --      --
Securities lending
  reinvested collateral..      43.5       43.5       --      43.5       --      --
Derivative assets........      79.6       79.6       --        --     79.6      --
Derivative liabilities...       2.0                  --       2.0       --      --

   The carrying value of contract loans, payables and receivables that are financial instruments approximate fair value as of December 31, 2018 and 2017, and therefore are not presented in the tables above. There were no financial instruments for which it was not practicable to estimate fair value.

(14)Retained Assets

   The Company provides a claim form to the beneficiary to choose among various disbursement options which include a payment by check, annuity stream or retained asset account, which the Company refers to as a Secure Access Account. Since April 2011, the Company has required the beneficiary to make a positive election of a retained asset account in order to credit death benefit proceeds from a life insurance policy or an annuity contract to a retained asset account (except in Vermont, whose residents are not eligible for retained asset accounts). Prior to April 2011, in nine states, the Company credited death benefit proceeds from a life insurance policy or an annuity contract to a retained asset account only if the beneficiary affirmatively selected a retained asset account. In all other states (except Vermont, whose residents are not

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)

eligible for retained asset accounts) prior to April 2011, the Company credited death benefit proceeds to a retained asset account if the beneficiary affirmatively selected a retained asset account or if the beneficiary failed to select any disbursement options on the claim form.

   Depending upon the terms of the underlying insurance policy, which could require a higher interest rate than the credited interest rate, the Company's credited interest rates for retained asset accounts were 0.2% during the year ended December 31, 2018 and ranged from 0.1% to 0.2% during the year ended December 31, 2017. During the year ended December 31, 2016, the Company's credited interest rates for retained asset accounts were 0.1%. The Company discloses the relevant details about its retained asset program, including disclosure of the fact that accounts are not Federal Deposit Insurance Corporation insured, in the information provided to the beneficiary with the claim form and in the supplemental contract issued when a retained asset account is established. The account balance and credited interest are fully backed by the claims-paying ability of the issuing insurance company. The Company's secure access program is fully compliant with guidance on retained asset account programs issued in 1995 by the NAIC, and the NAIC's sample bulletin on retained asset accounts issued in December 2010.

   The following table sets forth the number and balance of retained asset accounts in force as of December 31, 2018 and 2017:

                                                   In force
                                       ---------------------------------
                                             2018             2017
                                       ---------------- ----------------
                                       Number of        Number of
                                       policies  Amount policies  Amount
                                       --------- ------ --------- ------
        Up to and including 12 months.     190   $ 31.2     183   $ 33.2
        13 to 24 months...............     159     25.4     207     25.2
        25 to 36 months...............     170     19.7     330     43.2
        37 to 48 months...............     296     33.7     416     49.5
        49 to 60 months...............     377     38.5     400     37.5
        Over 60 months................   4,120    222.3   4,080    202.3
                                         -----   ------   -----   ------
           Total......................   5,312   $370.8   5,616   $390.9
                                         =====   ======   =====   ======

   The following table presents additional information regarding the changes in the number and balance of the retained asset accounts related to individual contracts for the years ended December 31, 2018, 2017 and 2016. There were no group contracts in 2018, 2017 and 2016.

                                2018              2017              2016
                          ----------------  ----------------  ----------------
                          Number of         Number of         Number of
                          policies  Amount  policies  Amount  policies  Amount
                          --------- ------  --------- ------  --------- ------
Retained assets accounts
  as of the beginning of
  the year...............   5,616   $390.9    5,927   $409.6    6,228   $436.4
Retained asset accounts
  issued/added during
  the year...............     220     46.5      204     48.1      279     56.9
Investment earnings
  credited to retained
  asset accounts during
  the year...............      --      9.7       --     10.2       --     10.8
Fees and other charges
  assessed to retained
  asset accounts during
  the year...............      --       --       --       --       --       --
Retained asset accounts
  transferred to state
  unclaimed property
  funds during the year..     (19)    (0.2)     (13)      --      (16)    (0.1)
Retained asset accounts
  closed/withdrawn
  during the year........    (505)   (76.1)    (502)   (77.0)    (564)   (94.4)
                            -----   ------    -----   ------    -----   ------
Retained asset accounts
  at the end of the year.   5,312   $370.8    5,616   $390.9    5,927   $409.6
                            =====   ======    =====   ======    =====   ======

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2018, 2017 and 2016
                         (Dollar amounts in millions)


(15)Risk Sharing Provisions of the Affordable Care Act

   The Company does not write accident and health insurance policies subject to the affordable care act risk sharing provisions. Although the Company holds several accident and health policies in-force, these policies are not subject to the affordable care act sharing provisions.

(16)Investments in Subsidiary, Controlled and Affiliates Entities

   The Company has two controlling investments in the common stock of noninsurance subsidiaries as of December 31, 2018 and 2017:

                                                                                                 NAIC reject
Description of                                                     NAIC     2018      2017    entity's valuation
SCA investment                   Admitted                Type of response   NAIC      NAIC         method,
(excluding 8.b.i          Gross   asset   Date of filing  NAIC   received valuation valuation    resubmission
entities)                 amount  amount     to NAIC     filing  (yes/no)  amount    amount   required (yes/no)
---------                 ------ -------- -------------- ------- -------- --------- --------- ------------------
ASI (VA)*................ $  --   $  --      9/6/2017     Sub-1    yes      $  --     $  --           no
Newco (VA)...............  39.2    39.2      6/5/2018     Sub-2    yes       37.2      37.3           no
                          -----   -----                                     -----     -----
Aggregate Total.......... $39.2   $39.2                                     $37.2     $37.3
                          =====   =====                                     =====     =====

--------
*  ASI (VA) rounds to zero.

   See Note 2b for information related to the permitted practices of the Company's insurance subsidiaries which are carried at zero and had no impact on the Company's surplus.

(17)Subsequent Events

   On March 6, 2019, Scottish Re, a reinsurance company domiciled in Delaware, was ordered into receivership for the purposes of rehabilitation by the Court of Chancery of the State of Delaware. It is contemplated that a plan of rehabilitation for Scottish Re, if feasible, will be filed and approved within 120 days of the Rehabilitation Order. As of March 31, 2019, the Company had a receivable of $3.1 from Scottish Re, of which $2.8 related to March 2019 activity. At this time, the Company expects to collect all amounts due from Scottish Re; however, it will continue to monitor the developments related to the rehabilitation.

   There were no other material events that occurred subsequent to December 31, 2018. Subsequent events have been considered through April 22, 2019, the date the statutory financial statements were issued.

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

   (a) Financial Statements

   All required financial statements are included in Part B of this Registration Statement.

   (b) Exhibits

 (1)(a) Resolution of the Board of Directors of GE Life and Annuity Assurance
        Company authorizing the GE Life & Annuity Separate Account 7.
        Previously filed on April 20, 2006 with the initial Registration
        Statement on Form N-4 to Genworth Life & Annuity VA Separate Account
        2, File No. 333-133425, and incorporated herein.

 (1)(b) Resolution of Board of Directors of GE Life and Annuity Assurance
        Company authorizing the change in name of GE Life & Annuity Separate
        Account 7 to Genworth Life & Annuity VA Separate Account 2.
        Previously filed on April 20, 2006 with the initial Registration
        Statement on Form N-4 to Genworth Life & Annuity VA Separate Account
        2, File No. 333-133425, and incorporated herein.

 (2)    Not applicable.

 (3)(a) Underwriting Agreement between Genworth Life and Annuity Insurance
        Company and Capital Brokerage Corporation. Previously filed on July
        28, 2006 with Pre-Effective Amendment No. 1 on Form N-4 to Genworth
        Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

 (3)(b) Form of Dealer Sales Agreement. Previously filed on July 28, 2006 with Pre-Effective Amendment No. 1 on Form N-4 to Genworth Life &
        Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

 (4)(a) Form of contract. Previously filed on April 20, 2006 with the initial
        Registration Statement on Form N-4 to Genworth Life & Annuity VA
        Separate Account 2, File No. 333-133425, and incorporated herein.

 (4)(b) Form of Commutation of Monthly Income Endorsement. Previously Filed on April 25, 2008 with Post-Effective Amendment No. 2 on Form N-4 to
        Genworth Life & Annuity VA Separate Account 2, File No. 333-133425, and incorporated herein.

 (5)    Form of Application. Previously filed on July 28, 2006 with
        Pre-Effective Amendment No. 1 on Form N-4 to Genworth Life & Annuity
        VA Separate Account 2, File No. 333-133425, and incorporated herein.

 (6)(a) Amended and Restated Articles of Incorporation of Genworth Life and
        Annuity Insurance Company. Previously filed on January 3, 2006 with
        Post-Effective Amendment No. 23 on Form N-4 to Genworth Life &
        Annuity VA Separate Account 1, File No. 333-63531, and incorporated herein.

 (6)(b) By-Laws of Genworth Life and Annuity Insurance Company. Previously filed on January 3, 2006 with Post-Effective Amendment No. 23 on Form
        N-4 to Genworth Life & Annuity VA Separate Account 1, File No.
        333-63531, and incorporated herein.

 (7)    Not applicable.

 (8)    Participation Agreement among Genworth Life and Annuity Insurance
        Company, GE Investments Funds, Inc. and GE Investments Distributors,
        Inc. Previously filed on April 23, 2007 with Post-Effective Amendment
        No. 1 on Form N-4 to Genworth Life & Annuity VA Separate Account 2,
        File No. 333-133425, and incorporated herein.

 (8)(a) Amendment to Fund Participation Agreement between GE Investments
        Funds, Inc. and Genworth Life and Annuity Insurance Company.
        Previously filed on April 27, 2011 with Post-Effective Amendment No.
        6 on Form N-4 to Genworth Life & Annuity VA Separate Account 2, File
        No. 333-133425, and incorporated herein.

 (9) Opinion and Consent of Michael D. Pappas, Counsel for Genworth Life and Annuity Insurance Company. Filed herewith.

 (10) Consents of Independent Registered Public Accounting Firm. Filed herewith.

 (11)   Not applicable.

 (12)   Not applicable.

 (13)   Power of Attorney. Previously filed on April 26, 2018 with
        Post-Effective Amendment No. 13 to Form N-4 for Genworth Life &
        Annuity VA Separate Account 2, Registration No. 333-133425.


Item 25.  Directors and Officers of the Depositor


David W. O'Leary          Director, President and Chief Executive Officer
Thomas J. McInerney(1)    Director, Chairperson of the Board and Senior Vice President
Daniel J. Sheehan, IV(2)  Director, Senior Vice President and Chief Investment Officer
Gregory S. Karawan        Director
Thomas E. Duffy           Senior Vice President, General Counsel and Secretary
Jeffrey S. Wright         Senior Vice President and Chief Financial Officer
Matthew P. Keppler        Senior Vice President and Chief Actuary
Michael T. McGarry        Senior Vice President and Chief Information Officer
Kelly L. Groh(1)          Senior Vice President
Lawrence M. Nisenson      Senior Vice President
Angela R. Simmons         Vice President and Controller
John G. Apostle, II(1)    Vice President and Chief Compliance Officer
Lisa J. Baldyga(1)        Treasurer


   The principal business address for those listed above is Genworth Life and Annuity Insurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.

   (1) The principal business address is Genworth Financial, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.

   (2) The principal business address is Genworth Financial, Inc., 3001 Summer St., 2nd Floor, Stamford, Connecticut 06905.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

                                  [FLOW CHART]



Item 27.  Number of Contract Owners


   There were four Qualified Contracts and one Non-Qualified Contract issued as of March 4, 2019.


Item 28.  Indemnification

   Sections 13.1-876 and 13.1-881 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation's best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Genworth Life and Annuity Insurance Company's Articles of Incorporation provide that Genworth Life and Annuity Insurance Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of Genworth Life and Annuity Insurance Company against any liability incurred by him or her in connection with such proceeding, unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of Genworth Life and Annuity Insurance Company, Genworth Life and Annuity Insurance Company may indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of Genworth Life and Annuity Insurance Company, or is or was serving at the request of Genworth Life and Annuity Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                                    *  *  *

Item 29.  Principal Underwriters

   (a) Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through Genworth Life & Annuity VL Separate Account 1, Genworth Life & Annuity VA Separate Account 1, Genworth Life & Annuity VA Separate Account 2, Genworth Life & Annuity VA Separate Account 3, and Genworth Life & Annuity VA Separate Account 4.

   (b) Management

       Name                Address           Positions and Offices with Underwriter
       ----                 -------          --------------------------------------
Scott R. Reeks...... 6610 W. Broad St.     Director, Chairperson of the Board,
                     Richmond, VA 23230    President and Chief Executive Officer
Thomas E. Duffy..... 6610 W. Broad St.     Director and Vice President
                     Richmond, VA 23230
John G. Apostle, II. 6620 W. Broad St.     Director
                     Richmond, VA 23230
James J. Namorato... 6620 W. Broad Street  Senior Vice President and Chief Compliance
                     Richmond, VA 23230    Officer
Vidal J. Torres, Jr. 6620 W. Broad St.     Vice President and Secretary
                     Richmond, VA 23230
Lisa J. Baldyga..... 6620 W. Broad St.     Vice President and Treasurer
                     Richmond, VA 23230
Bonnie C. Turner.... 6610 W. Broad St.     Financial & Operations Principal
                     Richmond, VA 23230

                                     (2)
            (1)                Net Underwriting       (3)            (4)
          Name of               Discounts and     Compensation    Brokerage      (5)
    Principal Underwriter        Commissions     on Redemption   Commissions Compensation
    ---------------------      ----------------   -------------  ----------- ------------
Capital Brokerage Corporation. Not Applicable    Not Applicable      0.0%         $0

Item 30.  Location of Accounts and Records

   All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by Genworth Life and Annuity Insurance Company at 6610 West Broad Street, Richmond, Virginia 23230.

Item 31.  Management Services

   Not applicable.

Item 32.  Undertakings

   (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Genworth Life and Annuity Insurance Company at the address or phone number listed in the prospectus.

  STATEMENT PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940.

   (d) Genworth Life and Annuity Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Genworth Life and Annuity Insurance Company.

  STATEMENT PURSUANT TO RULE 6c-7 OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company offers and will offer Contracts to participants in the Texas Optional Retirement Program. In connection therewith, Genworth Life and Annuity Insurance Company and Genworth Life & Annuity VA Separate Account 2 rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs (a)-(d) of the Rule have been or will be complied with.

  SECTION 403(B) OF THE INTERNAL REVENUE CODE REPRESENTATIONS

   Genworth Life and Annuity Insurance Company represents that in connection with its offering of Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 26th day of April 2019.



                                             GENWORTH LIFE & ANNUITY VA
                                             SEPARATE ACCOUNT 2   (REGISTRANT)

                                             By:    /S/  LANCE R. BERTHIAUME
                                                  ------------------------------
                                                       Lance R. Berthiaume
                                                         Vice President

                                             GENWORTH LIFE AND ANNUITY
                                               INSURANCE COMPANY (DEPOSITOR)

                                             By:    /S/  LANCE R. BERTHIAUME
                                                  ------------------------------
                                                       Lance R. Berthiaume
                                                         Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


           Name                          Title                   Date
            ----                         -----                   ----

  /S/  DAVID W. O'LEARY*     Director, President and Chief  April 26, 2019
     David W. O'Leary          Executive Officer

 /S/  THOMAS J. MCINERNEY*   Director, Chairperson of the   April 26, 2019
    Thomas J. McInerney        Board and Senior Vice
                               President

/S/  DANIEL J. SHEEHAN, IV*  Director, Senior Vice          April 26, 2019
   Daniel J. Sheehan, IV       President and Chief
                               Investment Officer

 /S/  GREGORY S. KARAWAN*    Director                       April 26, 2019
    Gregory S. Karawan

  /S/  JEFFREY S. WRIGHT*    Senior Vice President and      April 26, 2019
     Jeffrey S. Wright         Chief Financial Officer

  /S/  ANGELA R. SIMMONS*    Vice President and Controller  April 26, 2019
     Angela R. Simmons



*By:  /S/  LANCE R. BERTHIAUME  , pursuant to Power of                 April 26, 2019
        Lance R. Berthiaume       Attorney executed on March 29, 2018.